UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

60 EAST 42ND STREET ASSOCIATES L.L.C.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note: The following is the Supplement which was sent to investors in the Registrant together with the Prospectus/Consent Solicitation Statement.

EMPIRE STATE REALTY TRUST, INC.

EMPIRE STATE REALTY OP, L.P.

PROSPECTUS SUPPLEMENT

TO

PROSPECTUS/CONSENT SOLICITATION STATEMENT

DATED JANUARY 21, 2013

60 EAST 42ND ST. ASSOCIATES L.L.C.

This supplement is being furnished to you, as a participant of 60 East 42nd St. Associates L.L.C., or your subject LLC, by Malkin Holdings LLC, the supervisor of your subject LLC, to enable you to evaluate the proposed consolidation of your subject LLC into Empire State Realty Trust, Inc., a Maryland corporation, or the company.

The supervisor, requests that you, as a participant in your subject LLC, consent to the contribution of your subject LLC’s interest in One Grand Central Place, New York, New York, as part of a consolidation of office and retail properties in Manhattan and the greater New York metropolitan area owned by your subject LLC, the other subject LLCs and certain private entities, or the private entities, supervised by the supervisor, along with certain related management businesses, into the company. This transaction is referred to herein as the consolidation.

The supervisor believes you will benefit from this consolidation through newly created opportunities for liquidity, enhanced property diversification, increased growth opportunities, enhanced operating and financing abilities and efficiencies, combined balance sheets, anticipated regular quarterly cash distributions, and continued leadership by the officers and a principal of the supervisor under the transparency and accountability of the governance structure of a reporting company with the Securities and Exchange Commission, or the SEC, with audited financial statements and a board of directors consisting predominantly of independent directors. Anthony E. Malkin will be the only management member of the board of directors.

As a potential alternative to the consolidation, the supervisor also requests that the participants consent to the sale or contribution of your subject LLC’s property interest as part of a sale or contribution of all of the properties owned by your subject LLC, the other subject LLCs, the private entities (including the operating lessee of your subject LLC) and the management companies as a portfolio to an unaffiliated third party. While the supervisor believes the consolidation represents the best opportunity for participants to achieve liquidity and to maximize the value of their investment, the supervisor believes it also is in the best interest of all participants for the supervisor to have the flexibility and discretion, subject to certain conditions, to accept an offer for the portfolio of properties from an unaffiliated third party if the supervisor determines that the offer price includes what the supervisor believes is an adequate premium above the value that is expected to be realized over time from the consolidation. The third-party portfolio transaction would be undertaken only if the aggregate consideration is at least 115% of the aggregate exchange value for the subject LLCs, the private entities and the management companies included in the third-party portfolio transaction and certain other conditions are met. The proposal must provide for all cash, payable in full at closing, but such proposal may provide for an option for all participants to elect to receive securities as an alternative to cash. If the proposal provides for a securities option, the Malkin Family will have the right to elect to receive securities only on the same proportional basis as other participants. No member of the Malkin Family will be an affiliate, consultant, employee, officer or director of the acquiror after the closing or receive any compensation from the acquiror (other than their pro rata share of the consideration that they will receive in the third-party portfolio transaction).

Participants also are being asked to consent to a voluntary pro rata reimbursement program pursuant to which the supervisor and Peter L. Malkin, a principal of the supervisor, will be reimbursed for the prior advances of all costs, plus interest, incurred in connection with the legal proceedings required to remove and replace the former property manager and leasing agent. The supervisor believes that the voluntary pro rata reimbursement program is fair and reasonable because the successful resolution of the legal proceedings allowed the property owned by your subject LLC to participate in a renovation and repositioning turnaround program conceived and implemented by the supervisor. The estate of Leona M. Helmsley, which we refer to as the Helmsley estate, as part of an agreement with the supervisor covering this and other matters, has paid the voluntary pro rata reimbursement to the supervisor for its pro rata share of costs advanced, plus interest, which totaled $5,021,048.

The Malkin Holdings group (as defined herein) will receive substantial benefits from the consolidation and have conflicts of interest in making this recommendation. For a further discussion of the conflicts of interest and potential benefits of the consolidation to the supervisor, see “Conflicts of Interest—Substantial Benefits to the Supervisor and its Affiliates” in the prospectus/consent solicitation.

Your subject LLC is one of three publicly-registered entities, which we refer to collectively as the subject LLCs, that the supervisor is seeking to consolidate into the company as part of a series of transactions that is referred to as the consolidation. This supplement is designed to summarize only the risks, effects, fairness and other considerations of the consolidation that are unique to you and the other participants in your subject LLC. This supplement does not purport to provide an overall summary of the consolidation. You should read the accompanying Prospectus/Consent Solicitation Statement, or the prospectus/consent solicitation, which includes detailed discussions regarding the company, your subject LLC and the other entities being consolidated with the company.

Supplements have also been prepared for both of the other subject LLCs, copies of which may be obtained without charge by you or your representative upon written request to MacKenzie Partners, Inc., the company’s vote tabulator, at 105 Madison Avenue, NY, NY 10016 or call toll free at (888) 410-7850. The effects of the consolidation may be different for participants in the other subject LLCs.

Page

OVERVIEW	S2-1

THE SUPERVISOR’S REASONS FOR PROPOSING THE CONSOLIDATION	S2-12

ADDITIONAL INFORMATION	S2-17

RISK FACTORS	S2-18

FORWARD-LOOKING STATEMENTS	S2-27

EFFECT OF CONSOLIDATION ON SUBJECT LLCS NOT ACQUIRED	S2-29

SHARES OF COMMON STOCK ON A FULLY-DILUTED BASIS TO BE ALLOCATED TO YOUR SUBJECT LLC	S2-30

EXCHANGE VALUE AND ALLOCATION OF OPERATING PARTNERSHIP UNITS AND COMMON STOCK	S2-32

MALKIN HOLDINGS GROUP’S INTEREST IN YOUR SUBJECT LLC AND ITS OPERATING LESSEE	S2-39

FAIRNESS OF THE CONSOLIDATION	S2-40

COSTS OF THE CONSOLIDATION AND IPO	S2-53

DISTRIBUTIONS AND COMPENSATION PAID TO THE SUPERVISOR AND ITS AFFILIATES	S2-54

PROPERTY OVERVIEW	S2-55

VOTING PROCEDURES FOR THE CONSOLIDATION PROPOSAL AND THE THIRD-PARTY PORTFOLIO PROPOSAL	S2-56

CONSENT PROCEDURES FOR VOLUNTARY PRO RATA REIMBURSEMENT PROPOSAL	S2-58

U.S. FEDERAL INCOME TAX CONSIDERATIONS	S2-59

APPENDIX A—FAIRNESS OPINION [See Appendix A to the Prospectus/Consent Solicitation Statement]	A-1

APPENDIX B—CONTRIBUTION AGREEMENT	B-1

APPENDIX C—CONSENT FORM	C-1

APPENDIX D—OPERATING PARTNERSHIP AGREEMENT OF EMPIRE STATE REALTY OP, L.P.	D-1

APPENDIX E—REGISTRATION RIGHTS AGREEMENT	E-1

APPENDIX F—LOCK-UP AGREEMENT	F-1

Unless the context otherwise requires or indicates, references in this Prospectus Supplement to the prospectus/consent solicitation, which is referred to herein as the supplement, to:

(i)	Your subject LLC refers to 60 East 42nd St. Associates L.L.C.,

(ii)	the subject LLCs refers to Empire State Building Associates L.L.C., 60 East 42nd St. Associates L.L.C. and 250 West 57th St. Associates L.L.C.,

(iii)	the private entities refer to the privately-held entities supervised by the supervisor which are all of the entities, other than the subject LLCs and the management companies listed in the chart under the section “Summary—The Subject LLCs, the Private Entities and the Management Companies” in the prospectus/consent solicitation, which will be included in the consolidation,

(iv)	the company refers to Empire State Realty Trust, Inc. (formerly known as Empire Realty Trust, Inc.), a Maryland corporation, together with its consolidated subsidiaries, including Empire State Realty OP, L.P. (formerly known as Empire Realty Trust, L.P.), a Delaware limited partnership, which is referred to herein as the operating partnership, after giving effect to the series of transactions involving the consolidation of the subject LLCs and the private entities described in this supplement and the prospectus/consent solicitation that have consented to the consolidation and a combination of (a) Malkin Holdings LLC, a New York limited liability company that acts as the supervisor of, and performs various asset management services and routine administration with respect to, your subject LLC, the other subject LLCs and certain of the private entities (as discussed in the prospectus/consent solicitation), which is referred to herein as the supervisor; (b) Malkin Properties, L.L.C., a New York limited liability company that serves as the manager and leasing agent to certain of the private entities in Manhattan, (c) Malkin Properties of New York, L.L.C., a New York limited liability company that serves as the manager and leasing agent to certain of the private entities located in Westchester County, New York, (d) Malkin Properties of Connecticut, Inc., a Connecticut corporation that serves as the manager and leasing agent to certain of the private entities in the State of Connecticut and (e) Malkin Construction Corp., a Connecticut corporation that is a general contractor and provides services to the private entities and third parties (including certain tenants at the properties owned by the private entities), which collectively are referred to herein as the management companies,

(v)	the property refers to your subject LLC’s fee ownership interest in One Grand Central Place, New York, New York,

(vi)	the properties of the company and the portfolio refer to the property, the other assets of your subject LLC, the ownership interests of the other subject LLCs and the private entities in their properties and the other assets of the other subject LLCs and the private entities,

(vii)	the agents refer to holders of the membership interests in your subject LLC for the benefit of participants in the agent’s participating group; each of the agents is an affiliate of the supervisor,

(viii)	the participants refer to the holders of participation interests in the membership interests held by the agents and, as applicable, investors in the subject LLCs and the private entities,

(ix)	the participation interests refer to the beneficial ownership interests of participants in the membership interests of your subject LLC held by an agent for the benefit of participants and, as applicable, membership or partnership interests or the beneficial interests therein held by investors in the other subject LLCs and the private entities,

(x)	common stock and shares of common stock refer to both shares of the company’s Class A common stock, par value $0.01, and Class B common stock, par value $0.01 per share, unless otherwise indicated,

(xi)	the IPO refers to the initial public offering of the Class A common stock of the company and IPO price refers to the price per share of Class A common stock in the IPO,

S2-i

(xii)	operating partnership units refer to the operating partnership’s limited partnership interests. The operating partnership will have two classes of limited partnership, interest—operating partnership units and LTIP units. The operating partnership units will have four series—Series PR operating partnership units, Series ES operating partnership units, Series 60 operating partnership units and Series 250 operating partnership units, which are referred to either collectively, or with respect to one or more series, as the “operating partnership units,” as the context requires or indicates. Operating partnership units are redeemable for a cash amount equal to the then-current market value of one share of Class A common stock per operating partnership unit, or at the company’s election, shares of Class A common stock on a one-for-one basis. The Series ES operating partnership units will be issued to participants in Empire State Building Associates L.L.C., the Series 60 operating partnership units will be issued to participants in 60 East 42nd St. Associates L.L.C. and the Series 250 operating partnership units will be issued to participants in 250 West 57th St. Associates L.L.C., in each case except for the Wien group. The operating partnership intends to apply to have the Series ES operating partnership units, Series 60 operating partnership units and Series 250 operating partnership units listed on the New York Stock Exchange under the symbols “ESBA,” “OGCP,” and “FISK,” respectively. The Series PR operating partnership units will be issued to the participants in the private entities and the Wien group and will not be listed on a national securities exchange, and

(xiii)	organizational documents refer to the limited liability company agreement and the participating agreements for your subject LLC.

All references to the enterprise value refer to the value of the company after completion of the consolidation determined in connection with the IPO by the company in consultation with the investment banking firms managing the IPO and prior to the issuance of Class A common stock in the IPO and any issuance of Class A common stock pursuant to the company’s and the operating partnership’s equity incentive plan, or the equity incentive plan.

All references to the aggregate exchange value refer to the aggregate exchange value of the subject LLCs, the private entities and the management companies based on the appraisal, or Appraisal, by Duff & Phelps, LLC, the independent valuer. The exchange values as of June 30, 2012 are based on a final valuation analysis prepared by the independent valuer as of June 30, 2012. The final valuation updates a preliminary valuation prepared as of June 30, 2011. The preliminary exchange values based on such preliminary valuation were used in connection with the solicitation of consents from participants in the private entities in November 2011. See “Appendix C-2 – Preliminary Exchange Values and Projections used in Connection with Preliminary Exchange Values” in the prospectus/consent solicitation, which sets forth the preliminary exchange values and preliminary valuation.

All references (other than information labeled as pro forma information, including the pro forma financial statements) to the number of shares of common stock, on a fully-diluted basis, issued in the consolidation refer to the number of shares of Class A common stock and Class B common stock issued or received in the consolidation, prior to the issuance of Class A common stock in the IPO and pursuant to any incentive plans, assuming that (i) the enterprise value in connection with the IPO equals the aggregate exchange value, (ii) the offering price per share in the IPO used herein which is used solely for illustrative purposes equals a hypothetical $10 per share, (iii) your subject LLC, the other subject LLCs, the private entities and the management companies participate in the consolidation, (iv) no cash is paid to participants in the private entities, (v) no shares of Class A common stock are issued to the supervisor pursuant to the voluntary pro rata reimbursement program, (vi) no fractional shares are issued and (vii) all operating partnership units issued in the consolidation are redeemed on a one-for-one basis and all shares of Class B common stock issued in the consolidation are converted on a one-for one basis for shares of Class A common stock.

The enterprise value will equal the total number of shares of common stock and total number of operating partnership units issuable in the consolidation (excluding any shares of common stock issued in the IPO, and assuming all participants in the private entities receive shares of common stock or operating partnership units

S2-ii

and not cash) multiplied by the IPO price. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

All references to distributions to participants assume that all amounts payable under the voluntary pro rata reimbursement program are paid out of cash distributions from your subject LLC, the other subject LLCs and the private entities, as applicable and that no shares of Class A common stock are issued to the supervisor for amounts due under the voluntary pro rata reimbursement program.

The supervisor has made certain of these assumptions to permit the presentation of information in tables in this supplement on a consistent basis. For example, while throughout this supplement the supervisor has assumed for purposes of this presentation of information that no cash is paid, cash will be paid to non-accredited investors in the private entities and to certain investors in the private entities that are charitable organizations and exempt from New York City real property transfer tax and elect to receive cash pursuant to the cash option described herein.

All references to the stockholders refer to the holders of Class A common stock and Class B common stock of the company.

All references to the Malkin Family refer to Anthony E. Malkin, Peter L. Malkin, each of their lineal descendants (including spouses of any of the foregoing), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, or any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin or any permitted successor in such entity for the benefit of any of the foregoing.

All references to the Malkin Holdings group refer to the Malkin Family and Thomas N. Keltner Jr. (and his spouse).

S2-iii

All references to the Wien group refer to each of the lineal descendants of Lawrence A. Wien, including Peter L. Malkin and Anthony E. Malkin (including spouses of such descendants), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, or any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin for the benefit of any of the foregoing.

For demonstrative purposes, the supervisor has assigned a hypothetical IPO price of $10 per share. That value is strictly hypothetical and is for illustrative purposes only.

All references to the property and assets owned by the company upon completion of the consolidation refer to the company upon completion of the consolidation, without giving effect to the IPO, and assuming that all required consents of the participants in the subject LLCs have been obtained and all of the properties and assets to be acquired from your subject LLC, the other subject LLCs, the private entities and the management companies pursuant to the consolidation have been acquired.

All references to a third-party portfolio transaction refer to the sale or contribution of the subject LLCs’ property interests and other assets as part of a sale or contribution of the properties owned by the subject LLCs, the private entities and the management companies as a portfolio to an unaffiliated third party. The description of the company in this supplement assumes that all of the properties and assets to be acquired from your subject LLC, the other subject LLCs, the private entities and the management companies pursuant to the consolidation have been acquired by the company rather than a third party pursuant to an unaffiliated third-party portfolio transaction.

Certain terms and provisions of various agreements are summarized in the prospectus/consent solicitation and this supplement. These summaries are qualified in their entirety by reference to the complete text of any such agreements, which are either attached as exhibits or appendices to the prospectus/consent solicitation or this supplement in the form in which they are expected to be signed (but subject to change, including potentially significant changes, as described below) or filed as an exhibit to the Registration Statement on Form S-4 of which the prospectus/consent solicitation and this supplement is a part. The parties to such agreements may make changes (including changes that may be deemed material) to the forms of the agreements attached as appendices or exhibits hereto, contained in this supplement or filed as exhibits to the Registration Statement on Form S-4.

S2-iv

OVERVIEW

The consolidation

You are being requested to approve the consolidation in which your subject LLC will contribute its assets to the operating partnership in exchange for operating partnership units, Class A common stock and Class B common stock. Each participant will receive operating partnership units, or at each participant’s election, Class A common stock or, to a limited extent, Class B common stock. You may elect to receive one share of Class B common stock instead of one operating partnership unit for every 50 operating partnership units you would otherwise receive in the consolidation. Each share of Class B common stock has 50 votes on all matters on which stockholders are entitled to vote and the same economic interest as a share of Class A common stock, and one share of Class B common stock and 49 operating partnership units together represent a similar economic value as 50 shares of Class A common stock. A holder of operating partnership units will not have economic interests in the company (but will have the same rights to distributions as stockholders of the company) or voting rights in the company (except to the extent a participant elects to receive Class B common stock instead of a portion of operating partnership units as described above).

The exchange value of your subject LLC is $313,069,533 and the exchange value per $10,000 original investment is $402,658. The exchange value was used to establish the relative value of the properties and participation interests, and does not necessarily represent the fair market value of your participation interest. The fair market value of the consideration that you receive will not be known until the pricing of the IPO, which will occur after participants vote upon the approval of the consolidation transaction. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

The shares of Class A common stock are expected to be listed on the NYSE, which investors may sell from time to time as and when they so desire (subject to the restrictions of applicable U.S. federal and state securities laws and after expiration of the lock-up period as described in the prospectus/consent solicitation). The operating partnership units will be issued in three separate series to the participants in each of the three subject LLCs, other

S2-1

than the Wien group, each of which has identical rights as to distributions, liquidation and other rights as a limited partner in the operating partnership. Participants in your subject LLC will be issued Series 60 operating partnership units. The operating partnership intends to apply to have the Series 60 operating partnership units listed on the New York Stock Exchange under the symbol “OGCP.” Presently there is no active trading market for the participation interest you hold in your subject LLC, which is only an indirect interest in real property subject to an operating lease, which is not under the operational control of your subject LLC. Participants may also achieve liquidity through sale of Class A common stock issued in exchange for operating partnership units and Class B common stock, subject to such restrictions. Participants who receive operating partnership units may also sell operating partnership units, which also are expected to be listed on the NYSE, subject to similar restrictions, although the market for operating partnership units may be more limited than the market for Class A common stock. In addition, each participant in your subject LLC that receives operating partnership units may, immediately following the consolidation and the IPO, sell up to 4.0% of the operating partnership units he or she receives with respect to your subject LLC (assuming all of the participants in each subject LLC elect to receive operating partnership units, the enterprise value equals the aggregate exchange value and the IPO price equals $10 per share), which treats all three subject LLCs equally after having determined for Empire State Building Associates L.L.C. the minimum amount required by the NYSE for it to meet the requirements as the primary listing.

Through the consolidation, the company intends to combine the properties of your subject LLC, the other subject LLCs and the private entities and the assets and operations of the supervisor and the other management companies into the company, and intends to elect and to qualify as a REIT for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2013. The closing of the consolidation will occur substantially simultaneously with the closing of the IPO. All required consents of the private entities and the management companies, including the consents of the Wien group and the interests of the Helmsley estate, to the acquisition by the company of the assets of the private entities and the management companies have been obtained prior to the date of this supplement and the prospectus/consent solicitation.

If the consolidation is approved by your subject LLC and the other subject LLCs, the company acquires the properties from each of private entities and the company acquires the management companies, the company will own 12 office properties (including one long-term ground leasehold interest) which, as of September 30, 2012, encompass approximately 7.7 million rentable square feet of office space, which were approximately 79.8% leased (or 83.3% giving effect to leases signed but not yet commenced as of that date). Seven of these properties are located in the midtown Manhattan market and encompass in the aggregate approximately 5.9 million rentable square feet of office space, including the Empire State Building. The Manhattan office properties also contain an aggregate of 433,545 rentable square feet of premier retail space on the ground floor and/or lower levels. The remaining five office properties are located in Fairfield County, Connecticut and Westchester County, New York, encompassing approximately 1.8 million rentable square feet in the aggregate. The majority of the square footage for these five properties is located in densely populated metropolitan communities with immediate access to mass transportation. Additionally, the company has entitled land at the Stamford Transportation Center in Stamford, Connecticut, adjacent to one of its office properties, that will support the development of an approximately 380,000 rentable square foot office building and garage. As of September 30, 2012, the portfolio also included four standalone retail properties located in Manhattan and two standalone retail properties located in the city center of Westport, Connecticut, encompassing 204,452 rentable square feet in the aggregate. As of September 30, 2012, the standalone retail properties were 100% leased in the aggregate.

The third-party portfolio proposal

As a potential alternative to the consolidation, you also are being asked to consent to the sale or contribution of your subject LLC’s property interest as part of a sale or contribution of the properties owned by your subject LLC, the other subject LLCs, the private entities (including the operating lessee of your subject LLC) and the management companies as a portfolio to an unaffiliated third party. Through solicitation of consents, for the first time the properties owned by the subject LLCs and the private entities can be joined as a single portfolio. While the supervisor believes the consolidation and IPO represent the best opportunity for participants in your subject

S2-2

LLC, the other subject LLCs and the private entities to achieve liquidity and to maximize the value of their respective investments, the supervisor also believes it is in the best interest of all participants for the supervisor to be able to approve offers from unaffiliated third parties for the portfolio as a whole. All required consents of the private entities, including the consents of the Wien group and the interests of the Helmsley estate, to the third-party portfolio proposal have been obtained prior to the date of this supplement and the prospectus/consent solicitation.

Market forces are dynamic, unpredictable, and subject to volatility. Should the public awareness of the proposed consolidation and IPO produce potential compelling offers from unaffiliated third parties to purchase the consolidated portfolio, it will be costly and time consuming to solicit consents to allow a sale or contribution of the portfolio to an unaffiliated third party, and there is considerable risk that any opportunity which might appear would be lost without the requested consent in place. Therefore, the supervisor believes that it is advisable to have the flexibility and discretion, subject to certain conditions, to accept an offer for the entire portfolio of properties from a third party, rather than pursue the consolidation and IPO. A third-party portfolio transaction also will include the management companies.

The third-party portfolio transaction would be undertaken only if the aggregate consideration payable in the third-party portfolio transaction is at least 115% of the aggregate exchange value for the subject LLCs, the private entities and the management companies included in the third-party portfolio transaction. If such a third-party portfolio transaction were to proceed, the consideration will be allocated among the subject LLCs, the private entities and the management companies on a basis consistent with the exchange values.

A third-party portfolio transaction would include the following:

•	The proposal must provide for all cash, payable in full at closing. There will be no purchase price adjustments, earn-outs, or any other similar or contingent payments.

•

The proposal may provide for an option for all participants to elect to receive securities as an alternative to cash. If the proposal provides for a securities option, the Malkin Family, affiliates of the subject LLCs and private entities and participants in the subject LLCs and private entities will have the right to elect to receive securities only on the same proportional basis as other participants.

•

No member of the Malkin Family, and no other affiliate of the subject LLCs or the private entities will be an affiliate, consultant, employee, officer or director of the acquiror or any of its affiliates or subsidiaries before or after the closing or receive any compensation or any other consideration from the acquiror or any of its subsidiaries or affiliates (other than their pro rata share of the consideration that they will receive in the third-party portfolio transaction).

Employees of the supervisor, other than the Malkin Family, could become officers, directors, and/or employees of the acquiring entity after a third-party portfolio transaction.

Because of the inability to act without consent of your subject LLC, the other subject LLCs and certain of the private entities, the supervisor intends to inform any unaffiliated third-party which expresses interest in making a third-party offer that it will not consider any offer until after completion of the solicitation of consents of your subject LLC and the other subject LLCs. If a bona fide offer is submitted during the solicitation period, the supervisor will provide information regarding the proposal to participants, to assist them in their decision regarding the consolidation.

The supervisor has agreed that it will not accept a third-party offer unless it is unanimously approved by a committee which will include representatives of the supervisor and a representative of the Helmsley estate. The supervisor will be authorized to approve offers only if a definitive agreement is entered into prior to December 31, 2015 or such earlier date as the supervisor may set with or without notice or public announcement. The tax protection agreement will not apply to a third-party portfolio transaction.

S2-3

The voluntary pro rata reimbursement program

You are being asked to consent to a voluntary pro rata reimbursement program pursuant to which the supervisor and Peter L. Malkin, a principal of the supervisor, will be reimbursed for the prior advances of all costs, plus interest, incurred in connection with the legal proceedings with Helmsley-Spear, Inc., the former property manager and leasing agent, which resulted in the removal of the former property manager and leasing agent as property manager and leasing agent of the properties owned by your subject LLC, the other subject LLCs and certain of the private entities and has enabled a renovation and repositioning turnaround program to be implemented by the supervisor. The supervisor and the agents had the authority to commence the legal proceedings without consents from participants so no authorization was sought. No challenge has been raised about the supervisor’s authority. In commencing the litigation, Peter L. Malkin believed that participants would understand the value from his and the supervisor’s actions and voluntarily agree to the reimbursement. While the supervisor believes it could have effected reimbursement by the subject LLCs and the private entities to the supervisor and Peter L. Malkin, it will not seek such reimbursement from participants who do not consent to the voluntary pro rata reimbursement program to make such reimbursement. If you consent to the voluntary pro rata reimbursement program, the supervisor and Peter L. Malkin will be reimbursed for your pro rata share of costs, plus interest, previously incurred out of your share of the excess cash of your subject LLC that is being distributed to participants, and, to the extent that is insufficient, the consideration that you would receive in the consolidation or the consideration that you would receive in a third-party portfolio transaction, as applicable, will be reduced by the balance (valued, if the consolidation is consummated, at the IPO price) and such balance would be paid to the supervisor and Peter L. Malkin in shares of Class A common stock, if the consolidation is consummated, or out of distributions that you would receive from the proceeds of a third-party portfolio transaction, if consummated or out of distributions from operations of the subject LLC.

The table below shows the amount to be received by the supervisor out of the distributions of each consenting participant in your subject LLC for each $10,000 original investment by a participant pursuant to the voluntary pro rata reimbursement program:

	Voluntary Reimbursement
	Per $10,000 Original Investment(1)	Total Potential Reimbursement with 100% Participation
60 East 42nd St. Associates L.L.C.	$2,410	$1,687,101

(1)	Your subject LLC’s share of the aggregate voluntary reimbursement (before any reimbursements) is $1,564,930, plus interest. The amount shown in the table includes accrued interest through September 30, 2012 and does not include interest which will accrue subsequent to September 30, 2012.

97% of the potential voluntary reimbursement is attributable to advances by Peter L. Malkin for payments to unaffiliated third parties, with interest thereon at prime, and 3% is for amounts to be paid to the supervisor for work it performed.

Number of Operating Partnership Units and shares of common stock received if your subject LLC is consolidated with the company

Based on the hypothetical assumptions described herein, your subject LLC will be allocated 31,306,953 shares of common stock, on a fully-diluted basis, that will be allocated to your subject LLC in the consolidation based on its exchange value of $313,069,533. The value of your participation interest, as described in the prospectus/consent solicitation, was determined based on the exchange value for your subject LLC. The exchange value of your subject LLC, the other subject LLCs, the private entities and the management companies is the value of these entities based on the Appraisal by Duff & Phelps, LLC, which is referred to herein as Duff & Phelps, or the independent valuer, which serves as the independent valuer for your subject LLC, the other subject LLCs, the private entities and the management companies. Shares of common stock, operating partnership units

S2-4

and/or cash, as applicable, will be allocated among your subject LLC, the other subject LLCs, the private entities and the management companies based upon the exchange values of your subject LLC, the other subject LLCs, each private entity and the management companies. The exchange value was then allocated among the participants and the holders of the override interests in accordance with your subject LLC’s organizational documents. However, as described elsewhere in the prospectus/consent solicitation, while the exchange value was used to establish the relative value of the properties and participation interests, this value does not necessarily represent the fair market value of your participation interest. The number of shares of Class A common stock, Class B common stock and operating partnership units issued in the consolidation will be determined based on the company’s enterprise value, which will be determined based on the IPO price, without giving effect to shares of Class A common stock issued in the IPO.

You will receive a portion of the operating partnership units and/or common stock allocated to your subject LLC in accordance with your election and with your percentage interest in your subject LLC and your subject LLC’s organizational documents, after taking into account the allocations in respect of the supervisor’s override interests. The number of operating partnership units and/or shares of common stock presented in this supplement and in the prospectus/consent solicitation is based on the hypothetical $10 per share exchange value arbitrarily assigned by the supervisor to illustrate the number of operating partnership units and/or shares of common stock that a participant would receive if the enterprise value of the company determined in connection with the IPO were the same as the aggregate exchange value and the IPO price were $10 per share.

The fair market value of the consideration that you receive will not be known until the pricing of the IPO, which will occur after you vote upon the approval of the consolidation transaction. The value of the consideration will be based on the enterprise value determined in connection with pricing of the IPO. The actual number of shares of common stock, on a fully-diluted basis, issued in the consolidation will equal the enterprise value divided by the actual IPO price upon pricing of the IPO. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

S2-5

If the consolidation is approved by the participants in your subject LLC and is consummated, you will receive operating partnership units and/or shares of common stock as consideration for your participation interest, as described below.

Operating Partnership Units. You will receive operating partnership units, unless you elect to receive, in exchange for your participation interests, Class A common stock, or, to a limited extent, as described below, Class B common stock. The operating partnership units will be issued in three separate series to the participants in each of the three subject LLCs, other than the Wien group. The operating partnership units of each of these series are expected to be separately listed on the NYSE and traded separately. In addition, a separate series of operating partnership units, which will not be listed on a national securities exchange, will be issued to the participants in the private entities and the Wien group. Each series of operating partnership units has identical rights as to distributions, liquidation and other rights as a limited partner in the operating partnership. The four series vote together as a single class on all matters on which the holders of operating partnership units have the right to vote or consent. The separate series were created because there are unique U.S. federal income tax consequences to the participants receiving each series of listed operating partnership units (as compared to ownership of operating partnership units of another series) depending on the subject LLC in which they had an interest and the tax aspects of the property contributed by such entity. By issuing the operating partnership units in separate series, each of the operating partnership units in a series that will be trading on the NYSE is expected to be uniform with other operating partnership units of that series.

Class A Common Stock. If you elect to receive Class A common stock in lieu of all or any portion of the operating partnership units issuable to you, you will receive one share of Class A common stock for each operating partnership unit you would have otherwise been entitled to receive.

Class B Common Stock. Participants may elect to receive one share of Class B common stock instead of one operating partnership unit for every 50 operating partnership units such participant would otherwise receive in the consolidation. The Class B common stock provides its holder with a voting right that is no greater than if such holder had received solely Class A common stock in the consolidation. Each outstanding share of Class B common stock entitles the holder to 50 votes on all matters on which the stockholders of Class A common stock are entitled to vote, including the election of directors, and holders of shares of Class A common stock and Class B common stock will vote together as a single class. Each share of Class B common stock has the same economic interest as a share of Class A common stock, and one share of Class B common stock and 49 operating partnership units together represent a similar economic value as 50 shares of Class A common stock.

Distribution of Cash from Your Subject LLC at the Closing of the Consolidation

Your subject LLC will distribute promptly following the closing any excess cash held by it at the time of the closing of the consolidation. The cash to be distributed by a subject LLC will be (i) any cash held by such entity at the closing in excess of the normalized level of net working capital for such entity, as determined by the supervisor, (ii) the consolidation expenses reimbursed by the operating partnership to the subject LLC at the closing of the consolidation out of proceeds of the IPO and (iii) overage rent that will have accrued through the date of the closing of the consolidation.

S2-6

The following table shows, for your subject LLC, the amount of cash at September 30, 2012 which would have been available for distribution by your subject LLC (in addition to any amounts that would have been distributable out of accrued overage rent) had the closing occurred on such date; the amount of reimbursement for costs incurred in connection with the consolidation and the IPO out of the proceeds of the IPO entitled to be received by your subject LLC as of September 30, 2012; total distributions by your subject LLC and to each participant per $10,000 original investment out of such excess cash (including such reimbursements); the payment under the voluntary pro rata reimbursement program per $10,000 original investment; the amount of cash distributions that would be received by participants who consent to the voluntary pro rata reimbursement program per $10,000 original investment and the additional proceeds to be received by participants from the class action settlement per $10,000 original investment.

	Available Cash	Reimbursement of Costs in Connection with the Consolidation and IPO	Total Distribution to Participants	Total Distribution to Participants per $10,000 Original Investment(1)	Payment under Voluntary Pro Rata Reimbursement Program per $10,000 Original Investment	Distribution to Participants Who Consent to the Voluntary Pro Rata Reimbursement Program per $10,000 Original Investment	Additional Proceeds to be Received by Participants from the Class Action Settlement per $10,000 Original Investment(2)
60 East 42nd St. Associates L.L.C.	$150,000	$3,600,000	$3,750,000	$5,357	$2,410	$2,947	$6,530

(1)	The actual amount of distributions will be based on cash available at closing of the consolidation and no assurance can be given that these cash amounts will be available for distribution.
(2)	The allocation of settlement proceeds from the class action settlement is in addition to the distributions shown elsewhere in this table. The allocation of net settlement proceeds (that is, net of any court-awarded attorneys’ fees and expenses) shown in the table is based on the current plan of allocation proposed by counsel for the class plaintiffs. The settlement and the allocation of settlement proceeds are approximate and subject to court approval, and the proposed allocation is subject to revision by counsel for the class. They are not effective until such court approval is final, including the resolution of any appeal.

Sale of shares of Class A common stock and operating partnership units after the consolidation and the IPO

After the consolidation and the IPO, each participant (except the Malkin Family, whose members are subject to a longer restrictive period in which they cannot sell) will have the ability to sell up to 50% of both the operating partnership units and common stock received in the consolidation at any time after the 180th day following the IPO pricing date and the balance of the operating partnership units and common stock 12 months after the IPO pricing date. This includes Class A common stock issuable in exchange for operating partnership units, which are only issuable in exchange for operating partnership units beginning 12 months after the completion of the IPO, and Class B common stock. In addition, each participant in your subject LLC that receives operating partnership units may, immediately following the consolidation and the IPO, sell up to the same percentage as the percentage of each participant’s operating partnership units that can be sold by participants in Empire State Building Associates L.L.C. immediately following the consolidation and the IPO. Therefore, each participant in your subject LLC that receives operating partnership units may, immediately following the consolidation and the IPO, sell up to 4.0% of his or her operating partnership units (assuming all of the participants in each subject LLC elect to receive operating partnership units, the enterprise value equals the aggregate exchange value and the IPO price equals $10 per share), which treats all three subject LLCs equally after having determined for Empire State Building Associates L.L.C. the minimum amount required by the NYSE for it to meet the requirements as the primary listing.

Similarities among the subject LLCs

Each of the subject LLCs owns an indirect interest in a Manhattan office property subject to an operating lease. Each of the subject LLCs is supervised by the supervisor. The subject LLCs all have similar structures for paying

S2-7

compensation to the supervisor and for distribution of cash flow and liquidation proceeds, except that your subject LLC does not have a voluntary capital transaction override program and Empire State Building Associates L.L.C. and 250 West 57th St. Associates L.L.C. have a voluntary capital transaction override program.

Differences among the subject LLCs

•

The Empire State Building is the largest property in the proposed consolidation and its renovation program began last. The renovation program for the Empire State Building is anticipated to require a greater investment than the renovation programs for the other subject LLCs. While the supervisor expects that the renovation programs for the other subject LLCs will be completed substantially by the end of 2013, the supervisor expects that the renovation program for the Empire State Building, which is the last Manhattan office property that began its renovation program, will be completed substantially in 2016.

•

Your subject LLC’s property has a debt to asset value (based on the appraised value) ratio of 12.20% as of September 30, 2012. The company’s properties have a debt to total assets ratio of 20.55% as of September 30, 2012. The ratio of debt to total assets was calculated by dividing the total mortgage indebtedness and other borrowings by the sum of the appraised value of real estate assets.

•

Your subject LLC’s property was 79.9% (79.1% of office space and 92.9% of retail space) leased as of September 30, 2012. The company’s properties were 80.2% (79.8% of office space and 85.6% of retail space) leased as of September 30, 2012.

•	The age of your subject LLC’s property is 82 years. The average age of the company’s properties is 61 years.

Vote required to approve the consolidation or third-party portfolio proposal

The participation interests in your subject LLC are divided into seven separate participating groups. Participants are being asked to vote on both the proposed consolidation and the third-party portfolio proposal. For each proposal to be approved, participants holding 100% of the outstanding participation interests in your subject LLC must approve that proposal. Each of these proposals is subject to a separate consent and approval of each proposal is not dependent on approval of any other proposal.

If holders of 90% of the participation interests in any of the seven participating groups in your subject LLC approve the consolidation or third-party portfolio proposal, as shown in the tabulation of consents by MacKenzie Partners, Inc., pursuant to a buyout right included in your subject LLC’s participating agreements since its inception, the agent of any such participating group will purchase on behalf of your subject LLC for the buyout amount, the participation interest of any participant in such participating group that voted “AGAINST” or “ABSTAINED” with respect to the consolidation or third-party portfolio, as applicable, or that did not submit a consent form, even if the proposal is not approved by the other participating groups in your subject LLC, unless such participant consents to the proposal within ten days after receiving written notice that the required supermajority consent from the participants in your participating group has been received. If the agent purchases these participation interests, the requirement for consent of participants holding 100% of the participation interests of that participating group will be satisfied.

The buyout amount for your interest would be substantially lower than the exchange value. The buyout amount, which is equal to the original cost less capital repaid, but not less than $100, is currently $100 for the interest held by a participant in your subject LLC as compared to the exchange value of $402,658 for a $10,000 original investment in your subject LLC. The cash required to buyout non-consenting participants will not be paid from the proceeds from the IPO. These buyouts are contractual provisions expressly stated for your subject LLC at the inception of your subject LLC in its original participating agreement dated December 1, 1954, under which the participation interests were issued. The buyout provisions were included as a practical way to permit the entity to act, while still following the then-current tax advice provided to the supervisor of your subject LLC

S2-8

that participants needed to act unanimously to permit your subject LLC to obtain partnership status and to avoid entity level tax as a corporation for U.S. federal income tax purposes. For this purpose, the buyout provisions allow the purchase, at original cost less capital returned, but not less than $100, of the interest held by a non-consenting participant after ten-days’ notice of receipt of approval by 90% of the participation interests in such non-consenting participant’s participating group, if such non-consenting participant still does not change its vote to approval. Accordingly, the buyout provisions preserved the unanimity which is considered necessary for these tax reasons, but prevented a small minority, which might be acting for its own purposes and not in the interests of other participants, from preventing action by the large supermajority. The agents are authorized under the participating agreements to buy out participation interests of participants that do not consent to the action if the required supermajority consent from the participants in your participating group is received, as described below. Since such buyout is necessary to provide for the required unanimous consent and is not conditioned on the transaction closing, the agent has the right to buy out participation interests from participants who do not vote “FOR” either proposal, if the required supermajority consent is received by the applicable participating group with respect to such proposal, within ten days after written notice, as described below, whether or not either or neither proposal is consummated.

Prior to an agent purchasing the participation interests of non-consenting participants, an agent will give such participants not less than ten days’ notice after the required supermajority consent is received by the applicable participating group in your subject LLC to permit them to consent to the consolidation or the third-party portfolio proposal, as applicable, in which case their participation interests will not be purchased. The agents will purchase the participation interests for the benefit of your subject LLC and not for their own account and will be reimbursed by your subject LLC for the cost of such buyout. If the agent purchases these participation interests, the requirement for consent of participants holding 100% of the participation interests of the participating group will be satisfied. Unanimity on the consents is required pursuant to the organizational documents of your subject LLC with respect to both the consolidation and the third-party portfolio proposal for the consent of a participating group; therefore a participant in your subject LLC who does not vote in favor of either the consolidation or third-party portfolio transaction proposal (and does not change his or her vote after notice that the requisite supermajority consent has been obtained) will be subject to this buyout if the tabulation of consents by MacKenzie Partners, Inc. shows that the required consent in his or her participating group has been received, but in no event before the expiration of the 60-day solicitation period as the same may be extended, regardless of whether either or neither transaction is consummated or the required consent of other participating groups is received, as described below. A vote for the proposed transaction by the participants constitutes an authorization for the agents of each participating group to approve, in their capacity as members of your subject LLC, the consolidation or the third-party portfolio transaction, as applicable. The agents, under the operating agreements of your subject LLC, have discretion, subject to their fiduciary duties, to determine whether to approve the transaction, even after supermajority approval has been obtained for either or both transactions and dissenting participants have been bought out. Additionally, the supervisor, acting on behalf of the subject LLCs and the agents, similarly has discretion, subject to its fiduciary duties, as to whether to abandon or to postpone the transaction, even after supermajority approval has been obtained for either or both transactions and dissenting participants have been bought out. The agents and supervisor could determine not to proceed with the consolidation and the IPO due to market conditions or other reasons.

The agents, who are the members of your subject LLC, recently created a new class of membership interests, which were divided into series. A separate series was deemed to be distributed to holders of each participating group in your subject LLC. Each new series provides protections similar to those under a shareholder rights plan for a corporation. Each new series corresponds to a participating group for which a member acts as agent. The new series will not affect voting rights, except with respect to any person or group that acquires 3% or more of the outstanding participation interests in the applicable participating group (an “acquiring person”). If there is an acquiring person, the effect of the new series is that approval of the consolidation proposal and the third-party portfolio proposal by a participating group will require approval by the requisite consent of the participants in the participating group, as holders of the new series of membership interests, excluding the acquiring person.

S2-9

The Wien group collectively owns participation interests in your subject LLC and has advised that it will vote in favor of the consolidation and the third-party portfolio proposal. These participation interests held by the Wien group represent 8.447% for your subject LLC. In addition to the participation interests, members of the Wien group hold override interests, which are non-voting. See “Background of and Reasons for the Consolidation—Background of the Subject LLCs” in the prospectus/consent solicitation.

Consent required for the voluntary pro rata reimbursement program

The consent form being distributed to you and the other participants also seeks to obtain your consent to the payment of a voluntary pro rata reimbursement to the supervisor and Peter L. Malkin, a principal of the supervisor, the prior advances of all costs, plus interest, incurred in connection with the legal proceedings required to remove and replace the former property manager and leasing agent. If you return a signed consent form but fail to indicate whether you consent to or disapprove of the voluntary pro rata reimbursement program, you will be deemed not to have consented to the voluntary pro rata reimbursement program. If you fail to return a signed consent form by the end of the solicitation period, you will be deemed not to have consented to the voluntary pro rata reimbursement program.

Tax consequences of the consolidation

It is expected that the consolidation should be treated for U.S. federal income tax purposes as follows:

(i)	If you receive solely shares of Class A common stock, the consolidation should be treated as a taxable sale of your participation interest in which gain or loss is recognized. Such gain or loss should generally equal the difference between your amount realized (which generally will equal the amount of the aggregate fair market value of shares of common stock that you receive, plus any distribution you receive of consolidation expenses that the operating partnership pays as a reimbursement to your subject LLC, plus the share of liabilities associated with your participation interests that you are deemed to be relieved of under U.S. federal income tax law) and your adjusted tax basis in your participation interests. You will realize “phantom income” if you have a “negative capital account” with respect to your participation interest. In each of 250 West 57th St. Associates L.L.C. and 60 East 42nd St. Associates L.L.C., original participants have a “negative capital account.” If you are an individual or a partnership for New York State personal income tax purposes, any gain that you recognize in the consolidation will generally be treated as New York source income for New York State personal income tax purposes. As a result, you (or, if you are a partnership, any of your partners who are individuals) will generally be subject to New York State personal income tax on such gain even if you are treated as a New York nonresident for purposes of the New York State personal income tax. The New York City personal income tax should not apply to individuals who are treated as New York City nonresidents for purposes of the tax. If all of your participation interest is exchanged for Class A common stock pursuant to the consolidation, suspended passive activity losses associated with your participation interest, if any, may be eligible for treatment as losses that are not from a passive activity to the extent that they exceed income and gains from passive activities for your taxable year that includes the consolidation.

(ii)

If you receive solely operating partnership units, or if you receive a combination of (a) operating partnership units and (b) shares of common stock that do not exceed your allocable share, after certain tax adjustments, of certain qualified capital expenditures of the subject LLC, as further described under “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation—Receipt of Operating Partnership Units” in the prospectus/consent solicitation (the “reimbursement amount”), the consolidation should be treated as a tax-deferred contribution by the subject LLC of the subject LLC’s property to the operating partnership in exchange for operating partnership units and common stock as a reimbursement of certain qualified capital expenditures, followed by a tax-deferred distribution of such operating partnership units and common stock to you. You should not generally recognize gain unless (i) the “disguised sale” rules of the Code apply, (ii) you

S2-10

are deemed to receive a constructive distribution of cash in excess of your tax basis in your operating partnership units under Sections 731 and 752(b) of the Code due to a reduction in your share of partnership liabilities or (iii) you have “at-risk” recapture income under Section 465(e) of the Code. To the extent that you do not recognize gain in the consolidation for U.S. federal income tax purposes, you also generally should not recognize gain for purposes of the New York State personal income tax and, if applicable, the New York City personal income tax.

(iii)	If you receive a combination of (a) operating partnership units and (b) shares of common stock in excess of your reimbursement amount, you should be treated as first selling a portion of your participation interest for such excess shares of common stock in a transaction in which gain or loss is recognized. Following such sale, the subject LLC should be treated as contributing the portion of its property not attributable to participation interests otherwise treated as having been sold to the operating partnership in exchange for operating partnership units and common stock as a reimbursement of qualified capital expenditures in a tax-deferred contribution, and the subject LLC should be treated as distributing operating partnership units and shares of common stock equal to your reimbursement amount to you in a tax-deferred distribution.

If you consent to the voluntary pro rata reimbursement program, you may be treated as receiving shares of common stock that you would otherwise receive in the consolidation and immediately transferring such shares of common stock to the supervisor as a reimbursement payment. For this purpose, even if you elect to receive solely operating partnership units in the consolidation, you should be treated as receiving shares of common stock equal to the amount that you are treated as transferring to the supervisor as a reimbursement payment. Accordingly, the gain or loss that you recognize in the consolidation transaction should take into account your deemed receipt of such common stock. You should be entitled to deduct the value of the shares of common stock that you are deemed to pay to the supervisor as an expense associated with your participation interest in your subject LLC. This deduction should offset the amount of gain you recognize, or increase the amount of losses you would otherwise recognize, as a result of your deemed receipt of shares of common stock. However, this deduction may be subject to certain limitations depending on your individual circumstances and may be required to be capitalized, and you should consult with your tax advisor regarding your ability to utilize all or a portion of this deduction for U.S. federal income tax purposes. See “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Considerations of the Voluntary Pro Rata Reimbursement Program for the Former Property Manager and Leasing Agent Legal Proceedings.”

If you receive solely Class A shares of common stock in the consolidation, or if you receive a combination of (a) operating partnership units and (b) an amount of common stock in excess of your reimbursement amount, upon receipt of such shares of common stock, you will be deemed to have consented to treat the consolidation as a sale of all or a portion of your participation interest in exchange for such shares of common stock for U.S. federal income tax purposes.

Whether you receive operating partnership units, Class A common stock, or Class B common stock in connection with the consolidation, you will be allocated your proportionate share of the income and other tax items of the subject LLC for the period ending with the date of closing of the consolidation. You will have to report such income even though you do not receive cash in consideration for your participation interest.

Participants should carefully review “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation” in the prospectus/consent solicitation. Participants should consult with their tax advisors with regard to the U.S. federal income tax, New York State personal income tax and New York City personal income tax consequences of receiving operating partnership units or common stock in exchange for their participation interests in their particular circumstances.

S2-11

THE SUPERVISOR’S REASONS FOR PROPOSING THE CONSOLIDATION

The supervisor proposed the consolidation and recommends that you vote “FOR” the consolidation. The supervisor believes this transaction represents the best opportunity for value enhancement for your investment in your subject LLC.

Benefits of Participation in the Consolidation

The supervisor believes that the consolidation will provide you with the following benefits:

•

Tax-deferred Transaction. You will have the opportunity to receive interests in the company’s operating partnership on the same basis as participants in the private entities and the Malkin Family in a transaction expected to be a tax-deferred transaction for U.S. federal income tax purposes. See “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation.” Participants are urged to consult with their tax advisors as to the tax consequences of the consolidation in light of their particular circumstances;

•

Liquidity. You will be able to achieve liquidity by selling all or part of your shares of Class A common stock, subject to the restrictions of applicable U.S. federal and state securities laws and after expiration of the lock-up period described under “The Consolidation—Lock-Up Agreement” in the prospectus/consent solicitation. The shares of Class A common stock are expected to be listed on the NYSE Participants may also achieve liquidity through sale of Class A common stock issued in exchange for operating partnership units and Class B common stock, subject to such restrictions. Participants who receive operating partnership units may also sell operating partnership units, which also are expected to be listed on the NYSE, subject to similar restrictions, although the market for operating partnership units may be more limited than the market for Class A common stock. In addition, each participant in your subject LLC that receives operating partnership units may, immediately following the consolidation and the IPO, sell up to 4.0% of his or her operating partnership units for your subject LLC (assuming all of the participants in each subject LLC elect to receive operating partnership units, the enterprise value equals the aggregate exchange value and the IPO price equals $10 per share), which treats all three subject LLCs equally after having determined for Empire State Building Associates L.L.C. the minimum amount required by the NYSE for it to meet the requirements as the primary listing. There is only a limited market for the participation interests in your subject LLC, and the highest price for sales of participation interests in your subject LLC since January 1, 2009 of which the supervisor is aware is $16,000 per $10,000 original investment, which the supervisor believes is substantially below their value;

•

Risk Diversification. The company will own a large number of quality office and retail properties in the Manhattan and the New York metropolitan area and have much broader tenant diversification than your subject LLC, which owns an interest in a single property. This diversification will reduce the dependence of your investment upon the performance of, and the exposure to the risks associated with, owning an interest in a single property, and allow for more stable cash flows for distribution;

•

Regular Quarterly Cash Distributions. Similar to your subject LLC’s present method of operation, the supervisor expects that the company and the operating partnership will make regular quarterly cash distributions on the operating partnership units and shares of common stock, which will include distributions of at least 90% of the company’s annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains), which is required for REIT qualification. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

The expected regular quarterly dividends to stockholders in the company will be based on the performance of a portfolio of properties rather than just one property and are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid,

S2-12

and excluding net capital gain) to maintain the company’s qualification as a REIT. The supervisor believes that participants have greater potential for increased distributions as a holder of operating partnership units or common stock than as a participant in your subject LLC from improved performance of the properties, potential growth from acquisitions and a better capital structure made possible by the combined balance sheet of all the properties. There is no assurance, however, that the Company’s dividends will increase over time or be greater than the historical distributions made to participants in your subject LLC.

•

More Efficient Decision-Making. Your subject LLC currently requires several internal procedural steps to undertake major transactions, which affects its ability to take timely advantage of favorable opportunities. Financing and sales require costly and time consuming steps to obtain consent of a very high percentage of the participants in your subject LLC;

•

Improved Capital Structure by Eliminating Two-Tier Ownership. Except for very small loans supported by basic rent, the relationship between your subject LLC and the operating lessee requires that any additional financing placed on an entire property requires the agreement of both the operating lessee and your subject LLC.

•

Easier Access to Financing. Your subject LLC cannot require the operating lessee to obtain or utilize financing to maximize its cash flow and therefore overage rent available for additional distributions to participants in your subject LLC. The operating lessee controls all aspects of property operations, leasing, and investment and has broad discretion to use cash flow from the property for purposes related to the property. Operating lessee decisions can result in little or no overage rent to your subject LLC, and additional distributions to your subject LLC’s participants are contingent on overage rent.

•

Eliminates Two-Tier Ownership Impact on Borrowing. In the past, decisions by the operating lessee have resulted in uneven payments of overage rent to your subject LLC from year to year. Without the cooperation of the operating lessee, there is very limited opportunity for financing by your subject LLC to provide funds for distributions. It is likely that any lender would require agreement of the operating lessee before making any loan to your subject LLC.

•

Shared Motivations to Reinvest and Maintain Properties. Additionally, the operating lease between your subject LLC and the operating lessee does not address reinvestment by the operating lessee in capital improvements for the properties. To induce reinvestment by its operating lessee, your subject LLC and 250 West 57th St. Associates L.L.C. have agreed, in accordance with their participants’ consent and the supervisor’s recommendation, to extend the operating leases. These extensions have been coupled with consents by the operating lessees to allow financing on the entire property, which minimized the impact of reinvestment on operating profit and allowed for additional distributions from overage rent.

In connection with these extension and financing agreements, the basic rent has been increased by the amount of the increase in debt service arising from the financing, and such increase in basic rent is deducted in calculating overage rent, ultimately resulting in the debt service being shared 50/50 between each such subject LLC and its operating lessee. In the case of the Empire State Building, because of the pendency of this proposed consolidation, there has been no such lease extension request, though the operating lessee has consented to limited advances under a property mortgage loan made to Empire State Building Associates, L.L.C. and has subordinated the operating lease to such advances.

•

Broader Markets for Property Sales. Finally, as described under “Background of and Reasons for the Consolidation—The Supervisor’s Reasons for Proposing the Consolidation” in the prospectus/consent solicitation, the supervisor believes that, unless the operating lessee joins with the corresponding subject LLC in a sale of the property, such a sale would not maximize the value of the such subject LLC’s interests in the property.

S2-13

•

Modern Governance Structure. The company will have a modern governance structure. Capital reinvestment and financing decisions will be based on what is considered to be best for the company, and there will be no need to secure approvals of the operating lessee or your subject LLC. Such decisions will be made under a corporate governance structure governed by a board of directors, with six of seven directors being independent.

•

Quarterly Distributions of a Minimum of 90% of REIT Taxable Income. The supervisor expects that the company and the operating partnership will make regular quarterly cash distributions on its operating partnership units and common stock, which will include distributions of at least a minimum of 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding any net capital gains), as required for REIT qualification. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price. Such distributions will be based on a portfolio of properties, rather than investors’ being dependent on a single property. Your subject LLC generally has been required to maintain property-level reserves to meet potential future expenditures, including those relating to repairs, maintenance and capital improvement, and such reserves generally have been, and in the future, if the consolidation is not consummated, are expected to be, required under your subject LLC’s loan agreements. The supervisor does not believe that property-level reserves will be required to be maintained by the company and, as a result, additional cash should be available to the company for distribution;

•

Risk of Reduction in Distributions if Consolidation is Not Consummated. Distributions from your subject LLC come from payments made by the operating lessee. Your operating lessee is required to pay a low basic rent to your subject LLC. Any payment you receive above that comes from the profits from your operating lessee’s performance and comes in the form of payment of overage rent out of profits from the operating lessee’s operations of the property. The operating lessee makes all decisions relating to the operations of the property.

Decisions over which the operating lessee has control which directly impact whether or not there is overage rent from which you may receive additional distributions include whether or not to lease, whether or not to improve the property, whether to use the cash flow from the property or to seek financing for capital expenditures, and whether to use cash flow for property-related expenses. From the overage rent which is paid, the supervisor maintains reserves for expenses. The balance, if any, is paid out as a distribution from overage rent. In recent years, overage rent has been made possible from time to time through the operating lessee working with your subject LLC to gain consents for financing, the operating lessee agreeing to borrow, and the proceeds of borrowing being used to pay for expenses rather than relying exclusively on cash flow from the property.

In the past, when the operating lessee of your subject LLC has not used financing, overage rent has decreased or ceased. If the operating lessee for your subject LLC exercises its right to use cash flow to fund future capital improvements, tenant installation costs, commissions and other expenses rather than to use financing, your distributions from overage rent may again decrease or cease. If the operating lessee of your subject LLC has a deadlock in operating decision making, it may make decisions or take actions which meaningfully reduce the prospects of your subject LLC’s receipt of overage rent in the future.

Decisions as to whether to use cash flow or financing are made by the operating lessee from time to time and no decision has been made by the operating lessee of your subject LLC. Any decision by the operating lessee for your subject LLC would require the consent of members of the Malkin Holdings group and/or the Helmsley estate or their successor in interest.

•

Increased Accountability. As a result of the governance structure of a company with its Class A common stock and operating partnership units expected to be listed on the NYSE, stockholders will benefit from the oversight by a board of directors consisting predominantly of independent directors;

S2-14

•

Growth Potential. The supervisor believes that you have greater potential for increased distributions as a unitholder or stockholder and increased value from capital appreciation than as a participant in your subject LLC. The supervisor’s belief is based on the anticipated growth in the revenues of the initial properties operated as a portfolio under the Malkin brand and potential additional investments by the company;

•

Greater and More Efficient Access to Capital. The company will have a larger base of assets and believes that it will have a greater variety of options and ability to access the capital markets and the equity value in its assets than your subject LLC individually. As a result, the company expects to have greater and more efficient access to the capital necessary to fund its operations, fund renovations to the properties and consummate acquisitions than would be available to your subject LLC individually. The supervisor believes that it would be extremely difficult for your subject LLC to obtain similar access to capital due to their size and ownership structure;

•

Elimination of Risk and Discount in Value from Subject LLC’s Passive Ownership of the Property Interests. Your subject LLC owns an interest in a single property subject to an operating lease. The operating lessee operates the property and your subject LLC does not participate in the management of the operations of the property. The market for the interest held by your subject LLC is smaller than that for, and your subject LLC’s interests are less valuable than, the entire property not subject to the operating lease. Following the consolidation, ownership and operation of the properties owned by your subject LLC and the operating lessee will be integrated;

•

Valuable Synergies. Your subject LLC presently benefits from being part of a portfolio of properties with a common brand awareness. However, under the current structure, there are major obstacles to obtaining true synergies and realization of value, such as combining financings, movements of tenants from one building to another, sharing of employees and management and oversight. The consolidation will remove such obstacles and free up access to value creation;

•

Position in Highly Desirable Marketplace. The properties owned by the subject LLCs and the private entities are concentrated in Manhattan and the greater New York metropolitan area. The supervisor believes this is one of the most highly desired markets in the world for office and retail properties;

•

Reduced Conflicts of Interest. From inception, the supervisor has represented many different ownership interests, and your subject LLC, the other subject LLCs and the private entities, therefore, have been exposed to conflicts of interest. For example, the supervisor and persons associated with the supervisor act as an external manager for all of the entities (including the subject LLCs and the operating lessees), serve as agents for the participants in your subject LLC, the other subject LLCs and certain of the private entities, determine when to make recommendations on sales, financings and operations of the properties, and make or recommend all operating and leasing decisions in all operating entities and all decisions of the subject LLCs. Decisions made by the supervisor in its capacity as supervisor of the operating lessees with regard to property operations dictate the cash available for distribution to the subject LLCs, which are also supervised by the supervisor. The company, on the other hand, will be managed by its officers, subject to the direction and control of its board of directors, which will consist predominantly of independent directors, and all the properties will be owned directly or indirectly by a single entity, without a division of interests. There will not be separate interests of different groups of owners and there will not be a role for, or requirement of, an outside supervisor. Accordingly, the supervisor believes this consolidated structure eliminates the conflicts inherent in the structure which have been there from inception of your subject LLC, the other subject LLCs and the private entities and more closely aligns the interests among the stockholders and management; and

•

Election to Receive Operating Partnership Units, Class A Common Stock or Class B Common Stock. Each participant in a subject LLC will have the option to receive operating partnership units in a transaction expected to be tax-deferred for U.S. federal income tax purposes. Each participant will receive operating partnership units, unless such participant elects to receive shares of Class A common stock or, to a limited extent, Class B common stock. Each participant may elect to receive one share of

S2-15

Class B common stock instead of one operating partnership unit for every 50 operating partnership units such participant would otherwise receive in the consolidation. Each share of Class B common stock has 50 votes on all matters on which stockholders are entitled to vote and the same economic interest as a share of Class A common stock, and one share of Class B common stock and 49 operating partnership units together represent a similar economic value as 50 shares of Class A common stock. The Malkin Holdings group will receive its consideration as follows: 97.00% in operating partnership units, 1.03% in Class A common stock and 1.97% in Class B common stock. The operating partnership units will be issued in three separate series to the participants in each of the three subject LLCs and a separate series to the participants in the private entities receiving operating partnership units and the Wien group. Each series of operating partnership unit will have identical rights as to distributions, liquidation and other rights as a limited partner in the operating partnership.

S2-16

ADDITIONAL INFORMATION

“Selected Financial and Other Data,” the audited consolidated balance sheet of Empire State Realty Trust, Inc. at December 31, 2011 and the audited combined financial statements and financial statement schedules of Empire State Realty Trust, Inc., predecessor, at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and the notes related thereto, and the company’s unaudited combined financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 the company’s unaudited condensed consolidated pro forma financial information and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Empire State Realty Trust, Inc.” and the operating partnership’s audited balance sheet as of September 30, 2012 are set forth in the prospectus/consent solicitation. Your subject LLC is subject to the reporting requirements of the Exchange Act, and is required to file reports and other information with the SEC, including an Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This material, as well as copies of all other documents filed with the SEC, may be obtained from the Public Reference Section of the SEC, 100 F. Street, N.E., Washington D.C. 20549 upon payment of the fee prescribed by the SEC. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 or e-mail at publicinfo@sec.gov. The SEC maintains a web site that contains reports, proxies, information statements and other information regarding registrants that file electronically with the SEC, including your subject LLC. The address of this website is http://www.sec.gov. Your subject LLC’s audited financial statements as of December 31, 2011 and 2010 and the notes related thereto and your subject LLC’s unaudited financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Empire State Realty Trust” are set forth beginning on page F-236 and on page 323 of the prospectus/consent solicitation, respectively. In addition, unaudited pro forma financial information for the company is set forth beginning on page F-5 of the prospectus/consent solicitation.

S2-17

RISK FACTORS

The risks from the consolidation and the third-party portfolio transaction generally are applicable to all of the subject LLCs, although certain of the risks affect your subject LLC differently from the other subject LLCs. Because all of the risks and adverse factors described in the consent solicitation apply to the effects of the consolidation on your subject LLC, as well as the other subject LLCs, you should carefully review the risks summarized below and the section entitled “Risk Factors” in the prospectus/consent solicitation.

Risks which affect your subject LLC differently or which involve changes in the nature of your investment

The following is a description of the risks which affect your subject LLC differently from the other subject LLCs.

•

Fundamental Change in Nature of Investment. You no longer will hold a participation interest in your subject LLC that owns an interest in a single property, One Grand Central Place, subject to an operating lease. Instead, you will own operating partnership units in the operating partnership and/or shares of common stock in the company if the consolidation is consummated, which will own a portfolio of office and retail assets in Manhattan and the greater New York metropolitan area.

After the consolidation, you will hold operating partnership units, unless you elect to receive Class A common stock, or, to a limited extent, Class B common stock. Each participant may elect to receive one share of Class B common stock instead of one operating partnership unit for every 50 operating partnership units such participant would otherwise receive in the consolidation. Beginning 12 months after the completion of the IPO, the operating partnership units will be redeemable at your option for cash or, at the company’s election, shares of Class A common stock. The operating partnership will be a majority owned subsidiary of the company. You will be subject to the risks inherent in investing in an operating partnership which is a majority owned subsidiary of the company, including the risk that the company may invest in new properties that are not as profitable as anticipated.

•

Exposure to Market and Economic Conditions of other Properties. You no longer will hold a participation interest in your subject LLC that owns an interest in a single property subject to an operating lease located in Manhattan. Instead, you will own operating partnership units and/or shares of common stock in the company if the consolidation is consummated, which will own a portfolio of office and retail assets in Manhattan and the greater New York metropolitan area. The company will own, and in the future may invest in, types of properties different from those in which your subject LLC has invested, and you may be subject to increased risk because of the larger number of properties and broader types of properties held by the company.

•

The Company Expects to Reinvest Proceeds. Historically, the supervisor generally has not reinvested the proceeds from a sale of properties by investment programs that it supervises, although it is not restricted from doing so. Net proceeds which are not reinvested or reserved in the supervisor’s discretion would be distributed to the participants in accordance with your subject LLC’s organizational documents. As the company expects to reinvest the proceeds from sales of its properties, you likely will not receive a distribution of any such proceeds, and such reinvestments may be made in properties that are not profitable.

•

Future Acquisitions of Properties. Your subject LLC has not acquired any additional properties. The company may raise additional funds through equity or debt financings to make future acquisitions of properties. You may be subject to the risk that the company’s future issuances of debt or equity securities or the company’s other borrowings will reduce the market price of the operating partnership units or shares of Class A common stock and dilute your ownership in the company.

•

If You Do Not Consent to the Consolidation or the Third-Party Portfolio Proposal, Your Participation Interest Will be Purchased For a Price Substantially Below the Exchange Value. The organizational documents of your subject LLC provide that if holders of 90%, or the required consent,

S2-18

of the participation interests in any of the seven participating groups in your subject LLC approve an action, the agents will purchase on behalf of the subject LLC the participation interests of participants who do not approve such action, and that price would be substantially below the exchange value of the interests. If the required supermajority consent of the participation interests in any participating group in the subject LLC approves the consolidation or the third-party portfolio proposal, the agent of such participating group will purchase on behalf of the subject LLC the participation interest of any participant in such participating group that voted “AGAINST” the consolidation or the third-party portfolio proposal, “ABSTAINED,” as applicable, or did not properly or timely submit a consent form, even if the proposal is not approved by the other participating groups in your subject LLC. The buyout amount for your interest would be substantially lower than the exchange value. The buyout amount, which is equal to the original cost less capital repaid, but not less than $100, is currently $100 for the interest held by a participant in your subject LLC as compared to the exchange value of $402,658 for a $10,000 original investment in your subject LLC. The agents are authorized under the participating agreements to buy out participation interests of participants that do not consent to the action if the required supermajority consent from the participants in your participating group is received, as described below. Since such buyout is necessary to provide for the required unanimous consent and is not conditioned on the transaction closing, the agent has the right to buy out participation interests from participants who do not vote “FOR” either proposal, if the required supermajority consent is received by the applicable participating group with respect to such proposal, within ten days after written notice, as described below, whether or not either or neither proposal is consummated.

Prior to an agent purchasing the participation interests of non-consenting participants in your subject LLC, an agent will give such participants not less than ten days’ notice after the required supermajority consent is received by the applicable participating group of your subject LLC to permit them to consent to the consolidation and/or the third-party portfolio proposal, in which case their participation interests will not be purchased.

Unanimity on the consents is required pursuant to the organizational documents of your subject LLC with respect to both the consolidation and the third-party portfolio proposal for the consent of a participating group; therefore, a participant who does not vote in favor of either the consolidation or third-party portfolio transaction proposal (and does not change his or her vote after notice that the requisite supermajority consent has been obtained) will be subject to this buyout regardless of whether either or neither transaction is consummated or the required consent of other participating groups is received. A vote for the proposed transaction by the participants constitutes an authorization for the agents of each participating group to approve, in their capacity as members of your subject LLC, the consolidation or the third-party portfolio transaction, as applicable. The agents, under the operating agreements of your subject LLC, have discretion, subject to their fiduciary duties, to determine whether to approve the transaction, even after supermajority approval has been obtained for either or both transactions and dissenting participants have been bought out. Additionally, the supervisor, acting on behalf of the subject LLCs and the agents, similarly has discretion, subject to its fiduciary duties, as to whether to abandon or to postpone the transaction, even after supermajority approval has been obtained for either or both transactions and dissenting participants have been bought out. The agents and supervisor could determine not to proceed with the consolidation and the IPO due to market conditions or other reasons.

•

Uncertainties as to the Size and Makeup of the Company. The consolidation is conditioned on the contribution to the company of the property interests in the Empire State Building owned by Empire State Building Associates L.L.C., which owns the fee interest and the underlying land, and Empire State Building Company L.L.C., the private entity which is the operating lessee with respect to the Empire State Building, but is not conditioned on any of the other subject LLCs or private entities contributing their property interests to the company in the consolidation. Your subject LLC represents a significant portion of the exchange value and anticipated future net income and cash flow of the company.

S2-19

The Consolidation or a Third-Party Portfolio Transaction

The following is a summary of the material risks of the consolidation and the third-party portfolio transaction. The risks are more fully discussed in “Risk Factors” in the prospectus/consent solicitation. You should consider these risks in determining whether or not to vote “FOR” the consolidation proposal or the third-party portfolio proposal.

•

Uncertainties at the Time of Voting as to the Value of the Consideration You Will Receive. The fair market value of the consideration that you receive will not be known until the pricing of the IPO, which will occur after you vote upon the approval of the consolidation transaction. The valuation of the shares of consideration that you will receive in the consolidation, as presented in this supplement and the prospectus/consent solicitation, is based on the exchange value of your subject LLC and the aggregate exchange value. These exchange valuations were based on the Appraisal prepared by the independent valuer. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO;

•

Uncertainties as to the Size and Makeup of the Company and the Consideration You Will Receive. You will not know at the time you vote on the consolidation the size, makeup and leverage of the company or the exact number of operating partnership units and/or shares of common stock that you will receive in the consolidation. The consolidation is conditioned on the contribution to the company of the property interests in the Empire State Building owned by Empire State Building Associates L.L.C., which owns the fee interest and the underlying land, and Empire State Building Company L.L.C., the private entity which is the operating lessee with respect to the Empire State Building, but is not conditioned on any of the other subject LLCs or private entities contributing their property interests to the company in the consolidation. Your subject LLC represents a significant portion of the exchange value and anticipated future net income and cash flow of the company;

•

Possible Adverse Changes in Value. If the consolidation is approved, the contribution agreements require that the consolidation be consummated by December 31, 2014. There could be significant adverse changes in the value of the company between the date that the consents are received and the date of consummation of the consolidation. The consolidation may be consummated regardless of how significant such changes are and may be consummated notwithstanding such changes;

•

Exchange Value May Not Equal Fair Market Value of the Common Stock and Operating Partnership Units. The supervisor arbitrarily has assigned $10 as the hypothetical value of each operating partnership unit and share of common stock for purposes of illustrating the number of shares of common stock and operating partnership units that will be issued to your subject LLC, the other

S2-20

subject LLCs, the private entities and the management companies in the consolidation. The IPO price of the Class A common stock may be below the hypothetical $10 per share;

•

Exposure to Market and Economic Conditions. After the consolidation and completion of the IPO, your investment will be subject to market risk and the trading price of the operating partnership units and Class A common stock may fluctuate significantly and may trade at prices below the IPO price. Your ability to sell operating partnership units and shares of Class A common stock will be subject to the restrictions of applicable U.S. federal and state securities laws and subject to the lock-up period described in the prospectus/consent solicitation;

•

Value You Receive May Be Less than Fair Market Value of Your Participation Interests. The value of the operating partnership units and shares of common stock to be received by you in connection with the consolidation may be less than the fair market value of your participation interests in your subject LLC;

•

Different Voting Rights. You will have different voting rights as a result of the consolidation. As a holder of participation interests in your subject LLC, you generally have voting rights only on the sale, mortgage or transfer of the interest in the property, modification of the existing lease on the property held by your subject LLC or entry into a new lease affecting your subject LLC. As a stockholder of the company, you will have voting rights that permit you to elect the board of directors and to approve certain major actions such as mergers and sales of all or substantially all of the assets of the company. Such voting rights do not include the right to consent to a financing.

Participants will receive operating partnership units, unless they elect to receive shares of Class A common stock or, to a limited extent, Class B common stock. Each participant may elect to receive one share of Class B common stock instead of one operating partnership unit for every 50 operating partnership units such participant would otherwise receive in the consolidation. While the holders of operating partnership units and stockholders of the company will have the same rights to distributions, holders of operating partnership units will not have the same voting rights as stockholders, although participants will have the right to elect to receive Class B common stock, which vote together as a class with the Class A common stock, in lieu of a portion of their operating partnership units;

•

Changes in Distributions. As a result of the consolidation, you will no longer own a participation interest in your subject LLC which entitles you to a pro rata share of distributions made to participants in your subject LLC, derived from cash flow from operations or cash flow from sales or financings. Your subject LLC makes small regular monthly distributions and annual distributions out of overage rent to the extent paid under the operating lease, in each case, to the extent of available cash flow. You will hold operating partnership units in the operating partnership and/or shares of common stock in the company which will entitle you to a per share/unit amount of dividends and distributions paid with respect to the operating partnership units and/or common stock (which are expected to be paid quarterly and include distributions of at least 90% of the company’s annual REIT taxable income determined without regard to the deduction for dividends paid, and excluding net capital gains, as is required for the company’s continued REIT qualification), if, as and when declared by the board of directors of the company. The amount of such dividends and distributions and the timing thereof will be established by the company’s board of directors;

•

Termination of Fees and Distributions to Supervisor. As a result of the consolidation, the Malkin Holdings group and its affiliates will no longer receive supervisory fees and distributions on account of their participation interests and override interests. Anthony E. Malkin, David A. Karp, Thomas P. Durels and Thomas N. Keltner, Jr., executives of the supervisor will become officers, and Mr. Malkin will become a director of the company and will receive customary salaries, bonuses and benefits as determined by the company’s board of directors, in addition to dividends and distributions payable to the Malkin Holdings group in respect of shares of common stock and operating partnership units they hold;

S2-21

•

The trading market for the operating partnership units may be more limited than the trading market for shares of Class A common stock. While the operating partnership units that participants may receive in accordance with their election will be listed on the NYSE, operating partnership units will not be issued in the IPO and will not have voting rights in the company. The trading market for the operating partnership units may be less active than the trading market for the Class A common stock, and an active trading market for the operating partnership units may not develop. Accordingly, holders of operating partnership units seeking liquidity may need to redeem their operating partnership units for cash or, at the company’s option, Class A common stock, which they only have the option to do beginning 12 months after the completion of the IPO to achieve liquidity;

Common stock may only be issuable in exchange for operating partnership units if there is an effective registration statement filed with the SEC or an exemption from registration is available. While you will be afforded certain registration rights with respect to any shares of Class A common stock issued in exchange for the operating partnership units, you will not be issued Class A common stock unless such a registration statement, with respect to the issuance of Class A common stock in exchange for your operating partnership units, has been filed with the SEC and is effective or an exemption from registration is available.

The operating partnership units to be issued to participants in the subject LLCs will be issued in three separate series to the participants in each of the three subject LLCs (other than the Wien group), each of which will be listed and traded separately. Because the operating partnership units are in separate series, there will be fewer holders of each series. While each of the series has the same rights, the tax consequences to a participant that receives, and a subsequent purchaser of, operating partnership units of a particular series will be different than those to a participant that receives, and a subsequent purchaser of, operating partnership units of another series (based on different and unique tax attributes of the properties being contributed by each of the subject LLCs). These factors may adversely affect the market for operating partnership units. To avoid such factors and to achieve liquidity, holders of operating partnership units may elect to exercise their redemption rights with respect to such operating partnership units, which commence 12 months after the completion of the IPO, and, if applicable, sell the Class A common stock received in such exchange.

The operating partnership units that participants may receive in accordance with their election will be listed on the NYSE, but generally will be subject to lock-up agreements pursuant to which the participants in the subject LLCs and private entities may not sell or otherwise transfer or encumber shares of common stock or operating partnership units (i) with respect to 50% of the operating partnership units owned by them at completion of the IPO, for a period of 180 days after the IPO pricing date and (ii) with respect to any remaining operating partnership units, for a period of one year after the IPO pricing date, in each case without first obtaining the written consent of the representatives of the underwriters in the IPO. See “The Consolidation—Lock Up Agreements” in the prospectus/consent solicitation.

•

No Independent Representative. While your subject LLC’s exchange value has been determined based on the Appraisal prepared by the independent valuer, which has also delivered a fairness opinion, no independent representative was retained to negotiate on behalf of the participants. There are 23 subject LLCs and private entities and groups with different interests in many of these entities. The supervisor does not believe that a single independent representative could have represented the interests of all participants and believes that to locate and retain an independent and equally competent and qualified representative for each separate interest in the consolidation is not possible. The supervisor represents the interests of all participants in the subject LLCs and private entities. The supervisor has served the same role in the past for sales of other properties with different groups of participants, which included the sale of three office properties in New York City in the past fifteen years, 200 Fifth Avenue (known as the International Toy Center), 498 Seventh Avenue and 500-512 Seventh Avenue, and believes it is not required to retain any independent representative on behalf of each group of participants or all of the participants as a whole. The supervisor believes the Appraisal prepared by the independent valuer

S2-22

serves the purposes of representing all parties fairly and that the consolidation is fair to all participants regardless of the absence of any such independent representative. If a representative or representatives had been retained for the participants, the terms of the consolidation might have been different and, possibly, more favorable to the participants;

•

Fairness Opinion Addressed only the Allocation of the Consideration. While the independent valuer appraised each property, the independent valuer’s fairness opinion addressed only the allocation of consideration (Class A common stock, Class B common stock, operating partnership units or cash consideration) (i) among your subject LLC, the other subject LLCs, the private entities and the management companies and (ii) to the participants in your subject LLC, the other subject LLCs and each private entity (without giving effect to any impact of the consolidation on any particular participant other than in its capacity as a participant in each of the subject LLCs and each of the private entities);

•

Fairness Opinion Cannot Address Market Value of Operating Partnership Units and/or Common Stock. The independent valuer’s fairness opinion cannot address either the market value of the operating partnership units and/or common stock you will receive, which can only be set by the market value at the time the IPO is consummated;

•

Participation in the Consolidation Eliminates Other Alternatives to the Consolidation. If the required percentage of participation interests in the participating groups in your subject LLC approves the consolidation and your subject LLC is consolidated with the company, your subject LLC no longer can enter into alternatives to the consolidation. These alternatives include (i) continuation of your subject LLC and (ii) a sale of your subject LLC’s interest in the property followed by the distribution of the net proceeds to its participants;

•

Conflicts of Interest. From inception, the supervisor has represented many different ownership interests, and the subject LLCs and the private entities, therefore, have been exposed to conflicts of interest. For example, the supervisor and persons associated with the supervisor, act as an external manager for all of the entities (including the subject LLCs and operating lessees), serve as agents for the participants in your subject LLC, the other subject LLCs and certain of the private entities, determine when to make recommendations on sales, financings and operations of the properties, and make or recommend all operating and leasing decisions in all operating entities. Decisions made with regard to property operations dictate the cash available for distribution to the subject LLCs;

•

Benefits to Malkin Holdings Group. The Malkin Holdings group will receive shares of Class A common stock and Class B common stock and operating partnership units which are exchangeable for cash or, at the company’s election, Class A common stock, having an aggregate value of $730,781,533, which they will receive in accordance with the allocation of exchange value based on the Appraisal by the independent valuer. The amounts allocated to the Malkin Holdings group consist of: their interests as participants which will be allocated to them on the same basis as other participants; their interests as holders of override interests which will be allocated to them in accordance with the subject LLCs’ and private entities’ organizational documents; and their interests in the management companies, which will be allocated to them in accordance with the valuations of the management companies by the independent valuer. This is in addition to shares of Class A common stock issuable in respect of the voluntary pro rata reimbursement program consented to by participants in the subject LLCs and its share of distributions of any cash available for distribution from the subject LLCs prior to the consolidation. The Malkin Holdings group also will receive other benefits from the consolidation, and have interests that conflict with those of the participants. The Malkin Family is also subject to a longer lock-up period than other participants before they can begin to sell common stock or operating partnership units. The Malkin Family may not sell their common stock or operating partnership units until one year after the IPO pricing date. See “Summary—Conflicts of Interest and Benefits to the Supervisor and its Affiliates” in the prospectus/consent solicitation;

•	Benefits to Certain Persons. Upon completion of the IPO, the company expects to grant LTIP units and/or restricted shares of its Class A common stock to its independent directors, executive officers

S2-23

(other than Anthony E. Malkin) and certain other employees, including certain executives of the supervisor. Assuming the company receives gross proceeds from the IPO of $1,000,000,000 (excluding the underwriters’ option to purchase additional shares of the company’s Class A common stock), and assuming an IPO price of $10 per share, David A. Karp, the company’s Chief Financial Officer, Executive Vice President and Treasurer, is expected to be granted 114,500 LTIP units and/or restricted shares of Class A common stock, Thomas P. Durels, the company’s Executive Vice President and Chief of Property Operations and Leasing, is expected to be granted 395,700 LTIP units and/or restricted shares of Class A common stock, and Thomas N. Keltner, Jr., the company’s Executive Vice President, General Counsel and Secretary, is expected be granted 252,800 LTIP units and/or restricted shares of Class A common stock. The LTIP units and/or restricted share will be subject to time-vesting and/or performance-vesting over a three to four year period;

•

Participants are Urged to Consult with Their Tax Advisors. While you have the option to receive operating partnership units in a transaction expected to be tax deferred for U.S. federal income tax purposes, if you receive solely Class A common stock, you generally will recognize gain or loss for U.S. federal income tax purposes with respect to your participation interest equal to the amount by which the value of the shares of Class A common stock you receive in connection with the consolidation, plus any distribution to you of consolidation expenses for which the operating partnership reimburses your subject LLC and the amount of liabilities allocable to your participation interest, exceeds your tax basis in your participation interest. You will recognize “phantom income” (i.e., income in excess of the value of any shares of Class A common stock you receive) if you have a “negative capital account” with respect to your participation interest. If you receive a combination of operating partnership units and common stock, you may also recognize gain or loss for U.S. federal income tax purposes. The tax consequences of the consolidation are more fully described under “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation” and “—U.S. Federal Income Tax Consideration of the Voluntary Pro Rata Reimbursement Program for the Former Property Manager and Leasing Agent Legal Proceedings” in the prospectus/consent solicitation. The supervisor urges you to consult with your tax advisor to evaluate the tax consequences to you in your particular circumstances as a result of your participation in the consolidation;

•

The Supervisor May Not Approve a Third-Party Portfolio Transaction Even if it Provides for Premium Over Consideration in Consolidation. The supervisor may determine not to approve a third-party portfolio transaction even if it provides for more consideration than to be issued or paid pursuant to the consolidation. The supervisor is authorized to approve a third-party portfolio transaction only if the aggregate consideration is at least 115% of the aggregate exchange value for the subject LLCs, the private entities and, the management companies included in the third-party portfolio transaction and certain other conditions are met; provided that, subject to its fiduciary duties, the supervisor is not required to accept any offer that the supervisor is authorized to accept. The supervisor has agreed that it will not accept a third-party offer unless it is unanimously approved by a committee which will include representatives of the supervisor and a representative of the Helmsley estate;

•

Uncertainties at the Time of Voting Include the Terms of Third-Party Portfolio Transaction. At the time you vote on the third-party portfolio proposal, there will be significant uncertainties as to the terms of any third-party portfolio transaction, a proposal for which may not be received until after the consent solicitation has been completed, including the amount of consideration you would receive if a third-party portfolio transaction is consummated. These uncertainties affect your ability to evaluate the third-party portfolio proposal. The supervisor may approve a third-party portfolio transaction which you may view as less favorable than the consolidation; and

•

Conflicts of Interest. The supervisor, the agents and their affiliates serve in their respective capacities with respect to your subject LLC, the other subject LLCs and the private entities and, as such, have conflicts of interest in connection with decisions concerning the terms of a third-party portfolio transaction.

S2-24

Ownership of Operating Partnership Units in the Operating Partnership and Shares of Common Stock in the Company

The following is a summary of the material risks of ownership of operating partnership units in the operating partnership and shares of common stock in the company.

•

Cash Distributions May be Less than Distributions of Your Subject LLC. There is no assurance as to the amount or source of funds for the estimated initial cash distributions of the operating partnership or the company, and the expected initial cash distributions to the participants following the consolidation could be less than the estimated cash distributions participants would receive from your subject LLC;

•

Adverse Economic and Regulatory and Geopolitical Conditions of Manhattan and the Greater New York Metropolitan Area. All of the company’s properties are located in Manhattan and the greater New York metropolitan area, in particular midtown Manhattan, and adverse economic or regulatory developments in this area could materially and adversely affect the company. Adverse economic and geopolitical conditions in general and in Manhattan and the greater New York metropolitan area commercial office and retail markets in particular, could have a material and adverse effect on the company’s results of operations, financial condition and its ability to make distributions to its stockholders and holders of operating partnership units;

•

Risks Associated with Renovation and Repositioning. There can be no assurance that the company’s renovation and repositioning program will be completed in its entirety in accordance with the anticipated timing or at the anticipated cost, or that the company will achieve the results the company expects from the company’s renovation and repositioning program, which could materially and adversely affect the company’s financial condition and results of operations;

•

Expiration of Leases and Possible Inability to Find Other Lessees. The company may be unable to renew leases, lease vacant space or re-lease space on favorable terms or at all as leases expire, which could materially and adversely affect the company’s financial condition, results of operations and cash flow;

•

Risks Associated with Property Redevelopment and Developments. The company is exposed to risks associated with property redevelopment and development that could materially and adversely affect its financial condition and results of operations;

•

Dependence on Significant Tenants. The company depends on significant tenants in its office portfolio, including LF USA, Coty, Inc., Legg Mason, Warnaco and Thomson Reuters, which together represented approximately 20.9% of the company’s total portfolio’s annualized base rent as of September 30, 2012;

•

Dependence on Rental Income. The company’s dependence on rental income may materially and adversely affect its profitability, its ability to meet its debt obligations and its ability to make distributions to its stockholders and holders of operating partnership units;

•

Competition for Acquisitions. Competition for acquisitions may reduce the number of acquisition opportunities available to the company and increase the costs of those acquisitions, which may impede the company’s growth;

•

Risks of Observatory Operations. The observatory operations at the Empire State Building are not traditional real estate operations, and competition and changes in tourist trends may subject the company to additional risks;

•

Risks of Broadcasting Operations. The broadcasting operations at the Empire State Building are not traditional real estate operations, and competition and changes in the broadcasting of signals over air may subject the company to additional risks, which could materially and adversely affect the company;

•

Option Properties Risks. The company has an option to acquire from three private entities supervised by the supervisor two additional Manhattan office properties after an on-going litigation is resolved.

S2-25

These properties, which are referred to herein as the option properties, are subject to various risks, including but not limited to risks relating to the terms of the option agreements and risks relating to the ground leases with respect to the option properties, and the company may not acquire them;

•

Risks of Outstanding Indebtedness. The company’s outstanding indebtedness upon completion of the IPO reduces cash available for distribution and may expose the company to the risk of default under its debt obligations;

•	Continuing Threat of a Terrorist Event. The continuing threat of a terrorist event may materially and adversely affect the company’s properties, their value and the ability to generate cash flow;

•	Exposure to Unknown Liabilities. The company may assume unknown liabilities in connection with the consolidation, which, if significant, could materially and adversely affect its business;

•	Risk of Departure of Key Personnel. The departure of any of the company’s key personnel could materially and adversely affect the company;

•

The Company’s Chairman Has Outside Business Interests. The company’s Chairman, Chief Executive Officer and President has outside business interests that will take his time and attention away from the company, which could materially and adversely affect the company;

•

Exposure To Risks Associated With Real Estate Assets And The Real Estate Industry. The company’s operating performance and value are subject to risks associated with real estate assets and the real estate industry, the occurrence of which could materially and adversely affect the company;

•

No Operating History as REIT or as a Publicly-Traded Company. The company has no operating history as a REIT or as a publicly-traded company and its lack of experience could materially and adversely affect the company;

•

Maryland Law Could Inhibit Changes in Control. Certain provisions of Maryland law could inhibit changes in control of the company, which could negatively affect the market price of the Class A common stock;

•

No Public Market for Class A Common Stock or Operating Partnership Units Prior to the IPO. There will be no public market for the operating partnership units or common stock prior to the IPO and an active trading market may not develop or be sustained following the IPO, which may negatively affect the market price of the operating partnership units and shares of the Class A common stock and make it difficult for investors to sell their operating partnership units and shares;

•	Cash Available for Distribution May not be Sufficient. Cash available for distribution may not be sufficient to make distributions at expected levels;

•

Failure of the Operating Partnership to Maintain its Status as a Partnership and/or of the Company to Qualify as a REIT for U.S. Federal Income Tax Purposes. Failure of the operating partnership to maintain its status as a partnership and/or the company to qualify or remain qualified as a REIT for U.S. federal income tax purposes would subject the operating partnership and/or the company to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to the holders of operating partnership units and/or company shareholders; and

•

REIT Distribution Requirements Could Require The Company to Borrow Funds or Subject the Company to Tax. The REIT distribution requirements could require the company to borrow funds during unfavorable market conditions or subject the company to tax, which would reduce the cash available for distribution to the stockholders.

S2-26

FORWARD-LOOKING STATEMENTS

This supplement and the prospectus/consent solicitation contain forward-looking statements. In particular, statements pertaining to the company’s and the subject LLC’s capital resources, portfolio performance, dividend policy and results of operations contain forward-looking statements. Likewise, the company’s unaudited pro forma financial statements and all the company’s statements regarding anticipated growth in the company’s portfolio from operations, acquisitions and anticipated market conditions, demographics and results of operations are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “preliminary,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the company may not be able to realize them. The company and the supervisor do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•

the factors included in the supplement and the prospectus/consent solicitation, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Empire State Realty Trust” and “The Company Business and Properties;”

•

the effect of the credit crisis on general economic, business and financial conditions, and changes in the company’s industry and changes in the real estate markets in particular, either nationally or in Manhattan or the greater New York metropolitan area;

•	resolution of the class action lawsuits;

•	the value of the operating partnership units and shares of common stock that you will receive in the consolidation;

•	reduced demand for office or retail space;

•	use of proceeds of the IPO;

•	general volatility of the capital and credit markets;

•

the market price of the company’s operating partnership units and Class A common stock issued to participants in the subject LLCs, including the amount of discount of enterprise value to exchange value;

•	changes in the company’s business strategy;

•	defaults on, early terminations of or non-renewal of leases by tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	fluctuations in interest rates and increased operating costs;

•	declining real estate valuations and impairment charges;

•	availability, terms and deployment of capital;

•	the company’s failure to obtain necessary outside financing, including the company’s expected new secured revolving and term credit facility, which is described in the prospectus/consent solicitation;

•	the company’s expected leverage;

•	decreased rental rates or increased vacancy rates;

•	the company’s failure to generate sufficient cash flows to service its outstanding indebtedness;

S2-27

•	the company’s failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs;

•	difficulties in identifying properties to acquire and completing acquisitions, including potentially the option properties described in the prospectus/consent solicitation;

•	risks of real estate acquisitions, dispositions and development, including the cost of construction delays and cost overruns;

•	the company’s failure to operate acquired properties and operations successfully;

•	the company’s projected operating results;

•	the company’s ability to manage its growth effectively;

•	estimates relating to the company’s ability to make distributions to its stockholders in the future;

•	impact of changes in governmental regulations, tax law and rates and similar matters;

•	the company’s failure to qualify as a REIT;

•	the failure of the operating partnership to maintain its status as a partnership for U.S. federal income tax purposes;

•	future terrorist events in the U.S.;

•	environmental uncertainties and risks related to adverse weather conditions and natural disasters;

•	lack or insufficient amounts of insurance;

•	financial market fluctuations;

•	availability of and the company’s ability to attract and retain qualified personnel;

•	conflicts of interest with the company’s senior management team;

•	the company’s understanding of its competition;

•	changes in real estate and zoning laws and increases in real property tax rates and

•	the company’s ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.

While forward-looking statements reflect the company’s or the supervisor’s, as applicable, good faith beliefs, they are not guarantees of future performance. The company and the supervisor disclaim any obligation publicly to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplement, except as required by applicable law. For a further discussion of these and other factors that could impact the company’s future results, performance or transactions, see the sections entitled “Risk Factors” in this supplement and the prospectus/consent solicitation. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the company (or to third parties making the forward-looking statements). The company and the supervisor undertake no obligation publicly to release any revision to such forward-looking statement to reflect events or circumstances after the date of this supplement or the prospectus/consent solicitation, except as required by applicable law.

S2-28

EFFECT OF CONSOLIDATION ON SUBJECT LLCS NOT ACQUIRED

If the company does not acquire your subject LLC’s assets in the consolidation or if the consolidation is not consummated and a third-party portfolio transaction is not consummated, your subject LLC will continue to operate as a separate limited liability company with its own assets and liabilities and will bear its proportionate share of the expenses of the consolidation. If the consolidation is consummated, your interest in the property would be supervised by a subsidiary of the operating partnership as successor to the supervisor and the operating partnership or a subsidiary will be the operating lessee. If the consolidation is not consummated, there will be no change in your subject LLC’s investment objectives and it will remain subject to the terms of its organizational documents.

In addition, if the company does not acquire your subject LLC’s assets and the operating lessee consolidates with the company, the company will not have the need to sell its interest in the property to obtain liquidity and might be less likely than the current operating lessee to sell the operating lessee’s interests, especially in the near term. Accordingly, the sale of your subject LLC’s assets in the future may be more difficult and the amount that could be realized in a sale could be reduced because potential buyers may view this sale as less desirable than buying a combined owner/operating lessee enterprise. As a result, it will be less likely that a third party will acquire control of, or a significant equity interest in, your subject LLC.

S2-29

SHARES OF COMMON STOCK ON A FULLY-DILUTED BASIS TO BE

ALLOCATED TO YOUR SUBJECT LLC

The number of shares of common stock, on a fully-diluted basis, to be allocated to your subject LLC was determined based on the Appraisal by Duff & Phelps, LLC, the independent valuer, as set forth under “Summary—Allocation of Consideration in the Consolidation” in the prospectus/consent solicitation.

The number of shares of common stock and operating partnership units actually issued in the consolidation will be equal to the aggregate enterprise value divided by the IPO price. For illustrative purposes only, this supplement includes information regarding the allocation of common stock and operating partnership units based on a hypothetical value of $10 per share and a hypothetical enterprise value equal to the aggregate exchange value arbitrarily assigned by the supervisor to illustrate the allocation of the common stock and operating partnership units and to determine the hypothetical number of outstanding common stock and operating partnership units.

The table below shows such illustrative allocation of common stock, on a fully-diluted basis, to your subject LLC and the private entity that is the operating lessee of the property. The table below assumes that all subject LLCs and all private entities participate in the consolidation. The table below also assumes that all participants in the private entities and the equity owners of the management companies receive operating partnership units or shares of common stock. The actual number of shares of common stock and operating partnership units allocated to each subject LLC and private entity upon consummation of the consolidation will be reduced by an amount equal to the number of shares of common stock or operating partnership units that would have been issuable to participants in the subject LLCs and the private entities that receive cash. The table assumes that the enterprise value in connection with the IPO equals the aggregate exchange value.

Entity	Exchange Value	Common Stock, on a Fully-Diluted Basis(1)	Percentage of Total Exchange Value and Percentage of Total Shares of Common Stock Issued, on a Fully-Diluted Basis
60 East 42nd St. Associates L.L.C.	$313,069,533	31,306,953	7.5%
Lincoln Building Associates L.L.C.(2)	$295,987,317	29,598,732	7.1%

(1)	The number of shares of common stock issued, on a fully-diluted basis, equals the number of shares of Class A common stock issued in the consolidation plus shares of Class A common stock issuable upon the exchange of operating partnership units or upon conversion of Class B common stock for shares of Class A common stock on a one-for-one basis. To the extent that participants in the private entities that are non-accredited investors or charitable organizations receive cash, the common stock which would have been issued to them, will not be issued. As a result, the number of outstanding shares of common stock will be reduced and the percentage of the common stock each other participant owns will increase. The number of shares of Class A common stock, Class B common stock and operating partnership units issued in the consolidation will be determined based on the company’s enterprise value, which will be determined based on the IPO price. Enterprise value is calculated without giving effect to shares of Class A common stock issued in the IPO. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the

S2-30

pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

(2)	Operating lessee of 60 East 42nd St. Associates L.L.C.

For a detailed explanation of the manner in which the allocations are made, see “Exchange Value and Allocation of Operating Partnership Units and Common Stock—Allocation of Common Stock and Operating Partnership Units among the Subject LLCs, the Private Entities and the Management Companies” in the prospectus/consent solicitation.

S2-31

EXCHANGE VALUE AND ALLOCATION OF OPERATING PARTNERSHIP UNITS AND

COMMON STOCK

The shares of common stock and operating partnership units to be issued to each subject LLC, each private entity and the management companies will be allocated based on their respective share of the aggregate exchange value. The exchange value for each subject LLC, each private entity and the management companies was determined as of June 30, 2012 to establish a consistent method of allocating common stock and operating partnership units for purposes of the consolidation.

The number of shares of common stock, on a fully-diluted basis, to be issued in the consolidation, as presented in this supplement and the prospectus/consent solicitation, was determined by dividing the aggregate exchange value by $10, and your subject LLC’s share of the common stock, on a fully-diluted basis, to be issued in the consolidation is equal to its exchange value divided by $10. The hypothetical value per share of $10 was an arbitrary amount chosen by the supervisor for the sole purpose of illustrating the allocation of common stock and operating partnership units.

The fair market value of the consideration that you receive will not be known until the pricing of the IPO, which will occur after you vote upon the approval of the consolidation transaction. The value of the consideration will be based on the enterprise value determined in connection with the pricing of the IPO. The actual number of shares of common stock, on a fully-diluted basis, issued in the consolidation will equal the enterprise value of the company divided by the IPO price. The shares of common stock, on a fully-diluted basis, will be allocated among your subject LLC, the other subject LLCs, the private entities, and the management companies in proportion to their relative share of the aggregate exchange value. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

No fractional operating partnership unit or share of common stock will be issued by the company in connection with the consolidation. See “No Fractional Share of Common Stock” in the prospectus/consent solicitation.

S2-32

Adjustments to Exchange Value and Allocation of Operating Partnership Units and Shares of Common Stock. All determinations of the exchange value for purposes of allocating the common stock and operating partnership units among the subject LLCs, the private entities and the management companies were determined as of June 30, 2012 in the manner described below under “Derivation of Exchange Values.” The exchange value will be revised to reflect changes in the balance sheet items included in the calculation of the exchange value in the final quarterly balance sheet prior to the closing of the consolidation (other than indebtedness incurred after June 30, 2012 which is used to fund capital expenditures taken into account in the Appraisal or held as reserves for such purposes and included in the assets contributed by your subject LLC to the company), but will not be revised based on changes in the balance sheets or other events after the final quarterly balance sheet date prior to the closing of the consolidation. No other adjustment will be made to the allocations of any of the subject LLCs, private entities or the management companies. As of the date of the prospectus/consent solicitation and this supplement, the supervisor does not know of any material change regarding your subject LLC that will affect materially the exchange value for your subject LLC.

For a detailed explanation of the manner in which the allocations are made, see “Exchange Value and Allocation of Operating Partnership Units and Common Stock” in the prospectus/consent solicitation.

Derivation of Exchange Values

Your subject LLC—the exchange value of your subject LLC has been determined by the independent valuer as follows:

•	the total allocable value as described below has been allocated equally between your subject LLC and the operating lessee:

•	the total allocable value equals:

•	the sum of:

•	the appraised value, on a fee simple basis, of Empire State Building, as determined by the independent valuer’s Appraisal of such property, as of June 30, 2012 and

•

the amount by which the actual net working capital of both your subject LLC and the operating lessee exceeds (such value being negative if it is exceeded by) the normalized level of net working capital required to operate the property owned by your subject LLC, except for cash in excess of the normalized level of working capital which will be retained by your subject LLC and the operating lessee and distributed to your subject LLC’s and the operating lessee’s participants. Net working capital as used in this allocation is defined as current assets (excluding cash and cash equivalents, except to the extent required to maintain the normalized levels of working capital), less current liabilities (excluding the current portion of debt). As of June 30, 2012 the supervisor determined that there was no excess or deficit in the net working capital over the normalized level of working capital at any of the subject LLCs or operating lessees, with the exception of the unpaid cash overrides addressed below and

•	the amount of cash held by your subject LLC and the operating lessee that is expressly designated for property improvements, as of June 30, 2012, as provided by the supervisor;

•	reduced by:

•	the face value of shared mortgage debt obligations, which are mortgage debt obligations of your subject LLC that are serviced by basic rent paid by the operating lessee, as of June 30, 2012 and

•	the present value of the base operating lease payments from the operating lessee to your subject LLC.

S2-33

•	fifty percent of such allocable value is allocated to your subject LLC and is adjusted as follows to estimate the exchange value of your subject LLC:

•	subtract the after-tax present value of supervisory fees paid to the supervisor and the unpaid cash flow overrides as of June 30, 2012;

•	subtract your subject LLC’s debt obligations that are not shared mortgage debt obligations serviced with basic rent paid by the operating lessee as of June 30, 2012 and

•	add the present value of the base operating lease payments from the operating lessee to your subject LLC.

The allocable value was allocated 50% to your subject LLC and 50% to the operating lessee of the property instead of being allocated in accordance with discounted cash flow based on representations of the supervisor as to the original intent to treat the two entities as equivalent to a joint venture and the historical treatment of the two entities in this manner. The supervisor has represented that historically, agreements have been entered into to share capital expenditure and financing costs and the operating leases have been extended in connection therewith. The reasons why the supervisor made this representation and believes that it is reasonable and appropriate are described under “Reports, Opinions and Appraisals—Appraisal—Supervisor’s Reasons for Representation as to 50/50 Allocation” in the prospectus/consent solicitation.

The independent valuer initially provided a preliminary draft valuation that allocated the property value based upon the lease agreements between the lessor and the operating lessee using a discounted cash flow analysis. Such draft valuation allocated additional value to the lessor by attributing value to the residual interest (that is, the value of the property at the expiration of the operating lease), which the independent valuer determined on a discounted cash flow basis by (a) applying an assumed inflation rate to forecast such residual value and (b) then computing the net present value of that residual by applying a discount rate. The independent valuer’s preliminary draft valuation also allocated all of the debt to the lessor. Pursuant to the operating lease terms as amended for each financing, the debt service is a shared expense between the lessor and the operating lessee, but the principal amount due on maturity is contractually only an obligation of the lessor. Under the final method used to allocate the appraised value between your subject LLC and the operating lessee, such mortgage indebtedness was allocated 50% to your subject LLC and 50% to the operating lessee. Such preliminary draft valuation (which was prepared on a discounted cash flow basis) resulted in higher percentage of the allocable value to Lincoln Building Associates L.L.C., the operating lessee of your subject LLC, than to your subject LLC, while the final method allocated the allocable value 50% to the subject LLC and 50% to the operating lessee. While such preliminary draft valuation allocated significant residual value to your subject LLC, the operating lessee has a greater share of the allocable value after such debt allocation to your subject LLC.

Set forth below is a comparison of the allocation of value of your subject LLC and its operating lessee using the joint venture methodology (“JV”) and the discounted cash flow method for calculating the residual (“DCF”).

Each of the valuations has been calculated based on the valuation inputs used to calculate the exchange values shown in the prospectus/consent solicitation.

The valuation based on the discounted cash flow method, as set forth below, was calculated by the independent valuer. The supervisor requested the independent valuer in September 2012 to calculate the exchange values using the discounted cash flow methodology on this basis solely for illustrative purposes to show participants the effect of the different methods. This illustrative valuation prepared by the independent valuer and summarized below was not prepared based on the same valuation inputs as the original valuation using the discounted cash flow methodology prepared by the independent valuer. The original discounted cash flow methodology had been prepared on the basis of valuation inputs that were not yet final.

The supervisor requested that the independent valuer prepare the illustrative valuation using the discounted cash flow methodology using the same valuation inputs that were used to prepare the exchange values shown in

S2-34

the prospectus/consent solicitation to show participants the effect of the application of the discounted cash flow method for valuing the residual interest in the properties owned by the subject LLCs.

A copy of this illustrative valuation prepared by the independent valuer, which is attached as Exhibit 99.48 to the Registration Statement on Form S-4, of which the prospectus/consent solicitation is a part, may be obtained without charge by you or your representative (who has been so designated in writing) upon written request to MacKenzie Partners, Inc., the company’s vote tabulator, at 105 Madison Avenue, NY, NY 10016 or by calling toll free at (888) 410-7850.

Entity	Appraised Property Value		Debt Obligations	Cash for Improvements	Present Value of Supervisory Fees	Unpaid Cash Overrides	Total Exchange Value	Per $10,000 Original investment
One Grand Central Place
60 East 42nd St. Associates L.L.C. (Lessor)
JV	$359,500,000	(1)	($45,155,119)	$0	($1,275,348)	$0	$313,069,533	$402,658
DCF	$392,000,000		($90,310,237)	$0	($1,275,348)	$0	$300,414,415	$386,387

Lincoln Building Associates L.L.C. (Operating Lessee)
JV	$344,500,000	(1)	($45,155,119)	$0	($2,739,564)	($618,000)	$295,987,317	N/A
DCF	$312,000,000		$0	$0	($2,739,564)	($618,000)	$308,642,436	N/A

(1)	Represents, for the joint venture method, the allocation of the appraised value determined by the independent valuer 50% to your subject LLC and 50% to the operating lessee after deducting the present value of the base rent from the appraised value and adding the present value of base rent to the appraised value of your subject LLC.

Allocation of Exchange Value and Operating Partnership Units and Common Stock

To allocate the shares of common stock, on a fully-diluted basis, for illustrative purposes, the supervisor arbitrarily used an enterprise value of the company equal to the aggregate exchange value and assigned a hypothetical $10 per share exchange value for illustrative purposes. The supervisor allocated to each subject LLC a number of shares of common stock, on a fully-diluted basis, equal to the exchange value of its assets divided by $10.

The following table sets forth for your subject LLC and the operating lessee, among other things, the calculation of the exchange value, the percentage of total exchange value and percentage of total number of operating partnership units and shares of common stock to be issued, the number of operating partnership units and shares of common stock to be issued, on a fully-diluted basis and the number of operating partnership units to be allocated to override interests of the supervisor and the Malkin Holdings group and to other persons.

S2-35

Entity	Appraised Property Value(1)	Shared Debt Obligations(2)	Present Value of Base Rent(3)	Cash for Improvements	Total Allocable Value(4)	Present Value of Supervisory Fees(5)	Unpaid Cash Overrides(6)	Unshared Debt Obligations(7)	Present Value of Base Rent(8)	Exchange Value(9)(10)
One Grand Central Place	$704,000,000	($90,310,237)	($15,000,000)	$0
60 East 42nd St. Associates L.L.C.					$299,344,882	($1,275,348)	$0	$0	$15,000,000	$313,069,533
Lincoln Building Associates L.L.C.					$299,344,882	($2,739,564)	($618,000)	$0	$0	$295,987,317

Entity	Exchange Value of Operating Partnership Units and Shares of Common Stock per $10,000 Original Investment of Participants	Percentage of Total Exchange Value / Percentage of Total Number of Operating Partnership Units and Shares of Common Stock Issued on a Fully-Diluted Basis	Number of Operating Partnership Units and Shares of Common Stock(10)	Number of Operating Partnership Units and Shares of Common Stock per Average $10,000 Original Investment of Participants	Number of Operating Partnership Units Allocated to Override Interests of Supervisor and the Malkin Holdings group(10)	Number of Operating Partnership Units Allocated to Override Interests of Other Persons
One Grand Central Place
60 East 42nd St. Associates L.L.C.	$402,658	7.5%	31,306,953	40,266	3,120,895	0
Lincoln Building Associates L.L.C.	$2,663,886	7.1%	29,598,732	266,389	2,959,873	0

(1)	Reflects the Appraisal of your subject LLC’s real property interests as of June 30, 2012 by the independent valuer.
(2)	Debt obligations, including mortgage debt of your subject LLC and shared mortgage debt obligations of your subject LLC and the operating lessee that are serviced by basic rent paid by the operating lessee.
(3)	Represents the present value of the base operating lease payments from the operating lessee to the fee owner.
(4)	Total allocable value which is shared equally by your subject LLC and the operating lessee, equals the appraised value of such property minus the sum of shared debt obligations and the present value of base rent payable under the operating lease, plus the cash reserves for improvements.
(5)	Reflects the after-tax net present value of the supervisory fees paid to the supervisor. The net operating income used to determine the appraised value of the properties was calculated without deducting supervisory fees as an expense. Instead, the after-tax net present value of the supervisory fee was included in determining the appraised value of the supervisor.
(6)	Reflects operating overrides due to the supervisor in respect of cash flow from operations which were unpaid as of June 30, 2012. The appraised value of the supervisor includes an amount equal to the value of the unpaid overrides.
(7)	Debt obligations, if any, attributable solely to your subject LLC and not shared by the operating lessee.
(8)	Represents the present value of the base operating lease payments from the operating lessee.
(9)	The exchange values of your subject LLC and the operating lessee are based in part on your subject LLC’s and the operating lessee’s assets and liabilities included in their quarterly balance sheets as of June 30, 2012. The exchange values will be revised to reflect changes in the balance sheet items included in the calculation of the exchange value in the final quarterly balance sheet prior to the closing of the consolidation (other than indebtedness incurred after June 30, 2012 which is used to fund capital expenditures taken into account in the Appraisal or held as reserves for such purposes and included in the assets contributed by your subject LLC or the operating lessee to the company), but will not be revised based on changes in the balance sheets or other events after the final quarterly balance sheet date prior to the closing of the consolidation.
(10)	The number of operating partnership units and shares of common stock issuable to your subject LLC, as set forth in the table, was determined by dividing the exchange value for your subject LLC by $10, which is the hypothetical value that the supervisor arbitrarily assigned to illustrate the number of operating partnership units and shares of common stock to be received. The number of shares of Class A common stock, Class B common stock, and operating partnership units issued in the consolidation will be determined based on the company’s enterprise value, which will be determined based on the IPO price. Enterprise value is calculated without giving effect to shares of Class A common stock issued in the IPO. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

S2-36

Allocation of Common Stock on a Fully-Diluted Basis among the Participants and the Supervisor and the Malkin Holdings Group

The common stock, on a fully-diluted basis, to be allocated to your subject LLC will be allocated among the participants holding participation interests in your subject LLC and the supervisor and the Malkin Holdings group in accordance with the provisions of your subject LLC’s operating agreement and other agreements relating to distributions upon liquidation of your subject LLC.

Entity	Exchange Value	Common Stock Allocation on a Fully-Diluted Basis(1)	Percentage of Total Exchange Value or Percentage of Total Shares of Common Stock Issued, on a Fully-Diluted Basis(1)(2)
60 East 42nd St. Associates L.L.C.
Participants other than the supervisor and the Malkin Holdings group	$259,259,874	25,925,987	6.20%
The supervisor and the Malkin Holdings group as holders of participation interests	$22,600,706	2,260,071	0.54%
Override Interests(3)	$31,208,953	3,120,895	0.75%

Total	$313,069,533	31,306,953	7.49%
Lincoln Building Associates L.L.C.
Participants other than the supervisor and the Malkin Holdings group	$246,409,442	24,640,944	5.89%
The supervisor and the Malkin Holdings group as holders of participation interests	$19,979,144	1,997,914	0.48%
Override Interests(3)	$29,598,732	2,959,873	0.71%

Total	$295,987,317	29,598,732	7.08%

(1)	Assumes all holders of participation interests in the private entities receive operating partnership units or shares of common stock. Each operating partnership unit provides the same rights to distributions as one share of common stock in the company and, subject to limitations, is redeemable for cash or, at the company’s election, for one share of Class A common stock after a one-year period.
(2)	The number of shares of common stock outstanding, on a fully-diluted basis, equals the number of shares of common stock outstanding plus shares of Class A common stock issuable upon the redemption of operating partnership units or upon the conversion of Class B common stock for shares of Class A common stock on a one-for-one basis. To the extent participants in the private entities receive cash, the common stock, on a fully-diluted basis, which would have been issued to them, will not be issued. As a result, the number of shares of outstanding common stock, on a fully-diluted basis, will be reduced and the percentage of the common stock, on a fully-diluted basis, each other participant owns will increase.
(3)	All of the overrides are payable to the Malkin Holdings group.

The method utilized to allocate the operating partnership units, Class A common stock and Class B common stock is as follows:

•

Level 1 Allocation: The operating partnership units, Class A common stock and Class B common stock will be allocated to your subject LLC based upon the exchange value of your subject LLC, relative to the aggregate exchange value of all of the subject LLCs, the private entities and the management companies, as determined by the independent valuer. The supervisor believes that the exchange value constitutes a reasonable basis for such allocation.

•

Level 2 Allocation: Within your subject LLC, the operating partnership units, the Class A common stock and the Class B common stock allocable to your subject LLC will be allocated among the participants holding participation interests in your subject LLC and holders of override interests in accordance with the provisions of your subject LLC’s organizational documents relating to distributions upon liquidation of your subject LLC.

S2-37

Under the organizational documents of your subject LLC, after any required payment of debts and liabilities of your subject LLC, the net proceeds to your subject LLC from the consolidation or a third-party portfolio transaction will be distributed as follows:

•

First, to the members, each of whom is an agent for participants, in proportion to their respective membership interests until they have received distributions equal to a return at the rate of 14% on their cash investment in the year in which the consolidation closes;

•	Thereafter, 90% to the members in proportion to their respective membership interests and 10% to the supervisor as an override.

The provision in the consent relating to the foregoing 10% distribution to the supervisor refers to distributions without regard to source of distribution and is applied to include distributions from proceeds of both operations and capital transactions, including proceeds from any sale or consolidation as a capital transaction.

•	The net proceeds distributed to the members will be distributed to the participants as follows:

•	To participants in their participating group in proportion to the participants’ percentage interests in the participating group.

•

The amount distributable to each participant that has consented to the voluntary pro rata reimbursement program will be reduced by any amount distributable to the supervisor and Peter L. Malkin under such program.

The agents, who are the members of your subject LLC, recently created a new class of membership interests, which were divided into series. A separate series was deemed to be distributed to holders of each participating group. Each new series provides protections similar to those under a shareholder rights plan for a corporation. Each new series corresponds to a participating group for which a member acts as agent. If any person or group acquires 3% or more of the outstanding participation interests in the applicable participating group (an “acquiring person”), each participant in the applicable participating group other than an acquiring person prior to the closing of the consolidation, will have the right to receive distributions on the new series (equal to three times the distributions on the participations) and as a result if there is an acquiring person the distributions to the acquiring person will be reduced and the distributions of other participants in the participating group in which there is an acquiring person will be correspondingly increased.

S2-38

MALKIN HOLDINGS GROUP’S INTEREST IN YOUR SUBJECT LLC

AND ITS OPERATING LESSEE

The following chart compares the exchange value of the operating partnership units and Class B common stock that the Malkin Holdings group will receive from your subject LLC and the exchange value of the operating partnership units and Class B common stock that the Malkin Holdings group will receive from your subject LLC’s operating lessee:

Entity	Malkin Holdings group
	Exchange Value	Percentage
60 East 42nd St. Associates L.L.C.
As holders of participation interests(1)	$22,600,706	7.22%
Override Interests(2)	$31,208,953	9.97%

Total	$53,809,659	17.19%
Lincoln Building Associates L.L.C.
As holders of participation interests(3)	$19,979,144	6.75%
Override Interests(2)	$29,598,732	10.0%

Total	$49,577,876	16.75%

(1)

Does not include participation interests in which the Malkin Holdings group controls the vote, but does not have an economic interest. A member of the Malkin Holdings group is the trustee of a trust that owns participation interests. The member of the Malkin Holdings group does not require the consent of the participants/partners to give its consent with respect to such participation interests. These participation interests represent 0.14% of the participation interests of 60 East 42nd St. Associates L.L.C. The economic interests in such participation interests are held by unaffiliated third parties and have an exchange value of $1,619,017.

(2)	The percentage determined is based on the percentage of distributions that will be received based on the exchange values, which were determined as described in “Exchange Value and Allocation of Operating Partnership Units and Common Stock—Derivation of Exchange Values” in the prospectus/consent consent solicitation.
(3)	Does not include participation interests in which the Malkin Holdings group controls the vote, but does not have an economic interest. A member of the Malkin Holdings group is the trustee of a trust that owns participation interests. The member of the Malkin Holdings group does not require the consent of the participants/partners to give its consent with respect to such participation interests. These participation interests represent 15.0% of the participation interests of Lincoln Building Associates L.L.C. The economic interests in such participation interests are held by unaffiliated third parties and have an exchange value of $13,319,429.

S2-39

FAIRNESS OF THE CONSOLIDATION

General

The supervisor believes the consolidation to be fair to, and in the best interests of, your subject LLC and its respective participants. After careful evaluation, the supervisor concluded that the consolidation is the best way to maximize the value of your investment in your subject LLC.

Although the supervisor believes the terms of the consolidation are fair to you and the other participants, the supervisor and its affiliates have conflicts of interest with respect to the consolidation. These conflicts include, among others, its realization of substantial economic benefits upon completion of the consolidation. For a further discussion of the conflicts of interest and potential benefits of the consolidation to the supervisor, see “Conflicts of Interest—Substantial Benefits to the Supervisor and its Affiliates” in the prospectus/consent solicitation. While the supervisor has conflicts of interest which are described under “Conflicts of Interest” in the prospectus/consent solicitation, the supervisor does not believe that these conflicts of interests affected its fairness determination. See “Exchange Value and Allocation of Common Stock and Operating Partnership Units—Allocation of Common Stock and Operating Partnership Units among the Participants and the Supervisor and the Malkin Holdings Group” in the prospectus/consent solicitation.

Based upon the supervisor’s analysis of the consolidation:

•

The supervisor believes that the consideration offered to the participants in your subject LLC constitutes fair value for their participation interests. The exchange values of each of the subject LLCs, the private entities and the management companies are based on the Appraisal by Duff & Phelps, LLC, the independent valuer. The independent valuer determined the exchange value, which was reviewed and approved by the supervisor. The supervisor believes that the allocations in accordance with the Appraisal by the independent valuer were in the best interests of the participants.

•

The supervisor’s belief as to the fairness of the consolidation to the participants and the statements above regarding the material terms underlying its belief as to fairness partially are based upon the Appraisal of each subject LLC’s interest in a property that the independent valuer prepared and upon the fairness opinion the independent valuer provided to the supervisor.

•

The supervisor considered that each participant will be given the option to elect to receive operating partnership units, Class A common stock, or, to a limited extent, as described above, Class B common stock. Each participant may elect to receive one share of Class B common stock instead of one operating partnership unit for every 50 operating partnership units such participant would otherwise receive in the consolidation. The operating partnership units would be issued in a transaction expected to be tax-deferred for U.S. federal income tax purposes. These options allow participants to receive the same form of consideration as the participants in the private entities and the Malkin Family.

•

The supervisor believes that the consolidation is fair to all participants in your subject LLC and as a whole, regardless of which particular combination of entities participates in the consolidation. Even if 250 West 57th St. Associates L.L.C. does not participate in the consolidation, the supervisor believes that the participants in your subject LLC will realize the benefits described under “Summary—Benefits of Participation in the Consolidation” in the prospectus/consent solicitation. There are no material differences among the subject LLCs (such as with respect to types of assets owned or investment objectives) that affect the reasons why the supervisor believes the consolidation is fair to you. While the supervisor believes that it would be more beneficial to participants if all of the subject LLCs participate in the consolidation, the supervisor believes that, through a combination of the properties of the private entities, for which necessary approvals have been obtained, and the property interests of Empire State Building Associates L.L.C. and Empire State Building Company L.L.C., the participation of which are a condition to the consolidation, the company will be of sufficient size and have sufficient assets to allow participants to realize the benefits described under “Summary—Benefits of

S2-40

Participation in the Consolidation” in the prospectus/consent solicitation of the consolidation even if 250 West 57th Street Associates L.L.C. does not participate in the consolidation.

•

While your subject LLC’s exchange values have been determined based on the Appraisal by the independent valuer, which has also delivered a fairness opinion as described above, no independent representative was retained to negotiate on behalf of the participants. There are 23 subject LLCs and private entities and groups with different interests in many of these entities. The supervisor does not believe that a single independent representative could have represented the interests of all participants and believes that to locate and retain an independent and equally competent and qualified representative for each separate interest in the consolidation is not possible. The supervisor represents the interests of all participants in the subject LLCs and private entities. The supervisor has served the same role in the past for sales of other properties with different groups of participants, which included the sale of three office properties in New York City in the past fifteen years, 200 Fifth Avenue (known as the International Toy Center), 498 Seventh Avenue and 500-512 Seventh Avenue, and believes it is not required to retain any independent representative on behalf of each group of participants or for all groups of participants as a whole. The supervisor believes the Appraisal prepared by the independent valuer serves the purposes of representing all parties fairly and that the consolidation is fair to all participants regardless of the absence of any such independent representative.

•

While the supervisor has had from inception conflicts of interest which are described under “Conflicts of Interest” in the prospectus/consent solicitation, the supervisor does not believe that these conflicts of interests affected its fairness determination.

In considering fairness, the supervisor considered the following:

•

The tax protection agreement, which the supervisor believes is consistent with market practice for transactions of this type and generally would require payment only if the company took or failed to take certain actions, which it does not currently intend to take or fail to take, as the case may be, with respect to the protected properties;

•

The option agreements, which the supervisor believes benefit the company by providing it with the right to acquire attractive properties complementary to the company’s portfolio on terms which the company believes are reasonable and , with respect to which, any determination to be made by the company will be made by the company’s independent directors; and

•

The agreements to indemnify the principals of the supervisor for certain liabilities relating to the subject LLCs and the private entities; the supervisor believes it is reasonable for a REIT which is being formed to assume indemnification obligations relating to the operations of entities whose assets are being acquired. Under the organizational documents of the subject LLCs and private entities and applicable law, the principals of the supervisor are already generally entitled to indemnification from the participants in the subject LLCs and the private entities for liabilities incurred by them in good faith and not arising out of their own willful misconduct or gross negligence.

•

The supervisor also took into account the terms of the compensation payable to persons in the Malkin Holdings group by the company after the closing of the consolidation as set forth under “Management—Executive Compensation” in the prospectus/consent solicitation, which, the supervisor believes, are on terms customary for similar publicly-traded REITs and are based on recommendations of a compensation consultant.

•

While there is no assurance that the IPO price will be equal to or greater than the exchange value per share or that the operating partnership units and Class A common stock will trade at a price equal to or greater than the IPO price following consummation of the consolidation and IPO, the supervisor believes that the increased liquidity will offer participants in your subject LLC and the other subject LLCs the opportunity to sell all or part of their shares of Class A common stock or operating partnership units, subject to the restrictions of applicable U.S. federal and state securities law and after expiration of the lock-up period.

S2-41

•

The supervisor’s belief as to the fairness of the consolidation took into account the effect of the consolidation on the aggregate cash available for distribution to you and the other participants. The effect of the consolidation and the cash available for distribution will vary among the subject LLCs. The estimated initial distribution for participants in your subject LLC as stockholders of the company for the year ending September 30, 2013 per $10,000 original investment in your subject LLC is greater than the average annual distribution per $10,000 original investment for the five years ending December 31, 2011 ($7,294 of estimated initial distributions as a stockholder of the company as compared to $6,310 of average annual distributions (including $1,498 of overage rent distributions attributable to borrowings) as a participant in your subject LLC). The supervisor believes that participants in each of the subject LLCs have greater potential for increased distributions as a holder of operating partnership units or common stock than as a participant in a subject LLC from improved performance of the properties, potential growth from acquisitions and a better capital structure made possible by the combined balance sheet of all the properties. There is no assurance, however, that the company’s dividends will increase over time or be greater than the historical distributions made to participants in your subject LLC. The estimated annual distribution is based on certain assumptions. See “Background of Reasons for the Consolidation—Comparison of Distributions by the Subject LLCs and the Company—Distributions by the Company” in the prospectus/consent solicitation.

•

You and the other participants whose subject LLCs participate in the consolidation will be able to benefit from the potential growth of the company and also will receive investment liquidity through the public market by selling all or part of their shares of Class A common stock or operating partnership units, subject to the restrictions of applicable U.S. federal and state securities laws and after expiration of the lock-up period described in the prospectus/consent solicitation.

•

As set forth in the table below, the supervisor calculated the net book value of your subject LLC under GAAP, as of September 30, 2012, per $10,000 original investment. Since the calculation of the book value was done on a GAAP basis, it is based primarily on depreciated historical cost and, therefore, is not indicative of the fair market value of your subject LLC. This figure was compared to the exchange value per $10,000 original investment.

Summary of Valuations

(per $10,000 original investment)

Entity	Exchange Value(1)	GAAP Net Book Value (Deficit) as of September 30, 2012
60 East 42nd St. Associates L.L.C. Participants	$402,658	($13,607)

(1)	The exchange value of each subject LLC is based in part on each subject LLC’s assets and liabilities included in the quarterly balance sheets of the subject LLC as of June 30, 2012. The exchange value will be revised to reflect changes in the balance sheet items included in the calculation of the exchange value in the final quarterly balance sheet prior to the closing of the consolidation (other than indebtedness incurred after June 30, 2012 which is used to fund capital expenditures taken into account in the Appraisal or held as reserves for such purposes and included in the assets contributed by your subject LLC or the operating lessee to the company), but will not be revised based on changes in the balance sheets or other events after the final quarterly balance sheet date prior to the closing of the consolidation.

•	The supervisor has adopted the conclusions of the fairness opinion from and the Appraisal prepared by the independent valuer, which are described in the consent solicitation.

Comparison of Alternatives

The supervisor has considered alternatives to the consolidation, including the continuation of your subject LLC without change and the liquidation of your subject LLC and the distributions of the net proceeds to you. The supervisor does not believe that your subject LLC could realize its allocable share of the value of the property through a sale of the interests in the property held by it. The supervisor believes that, over time, the likely value of the interest you will receive in the consolidation will be higher than the value of the consideration you would

S2-42

receive from any of the other alternatives as a result of increased efficiencies, growth opportunities through potential acquisitions and potential growth in revenue of the initial properties and more stable cash flow for distributions, more efficient access to financing and other opportunities for value enhancement.

The supervisor has not provided an estimate of the going-concern values and liquidation values of your subject LLC for the reasons set forth below. As explained below, the supervisor believes these values would be in the same range as, or lower than, the exchange values. These values may be more or less than the value of the consideration that you will receive in the consolidation. See “Risk Factors.”

Continuance as a Going-Concern. The supervisor considered the going-concern value of your subject LLC. The purpose of a going-concern analysis is to determine the estimated value of your subject LLC, assuming that your subject LLC continues to operate as a separate legal entity with its own assets and liabilities and governed by its organizational documents. A going-concern analysis differs from a liquidation analysis in that a liquidation analysis assumes that your subject LLC immediately commences an orderly disposition of its interest in the property and distributes the net liquidation proceeds, to the members and participants holding participation interests and to the supervisor on account of overrides and voluntary reimbursement payments. The going-concern analysis estimates the present value of the participation interests in your subject LLC, assuming that your subject LLC was operated as an independent standalone entity during an assumed ten-year holding period, and sold its interest in the property at the end of the ten-year period.

The supervisor believes that, based on, among other things, the advice of the independent valuer, the going concern value of the participation interests in your subject LLC pursuant to a going concern analysis, which would assume continued operation and eventual sale, is in the same range as the exchange value. The exchange value is based on (i) the appraised value of the property interest owned by your subject LLC which was based on the income approach taking into account, among other things, the expected financial performance such as estimated revenues, operating expenses, general and administrative costs, capital expenditures and leasing costs for the property, and operating cash flow of the property, and (ii) the allocation of such appraised values to the participants in your subject LLC as described in “Reports, Opinions, and Appraisals—Fairness Opinion” in the prospectus/consent solicitation. Similarly, a going concern analysis would determine the value of the equity interest in a partnership or limited liability company by estimating the present value of distributions to such interests in the going concern entity. The supervisor believes that, based on advice from the independent valuer, the methodology used to determine the value of an equity interest in a partnership or a limited liability company, as was performed in the Appraisal, is a generally accepted valuation and analytical technique, and, when performed using the same underlying assumptions, can be expected to yield a result in approximately the same range as the going concern analysis.

Liquidation of your subject LLC. Since another available alternative is to proceed with a sale of the interest in the property your subject LLC owns and to distribute the net proceeds to its participants, the supervisor has considered the liquidation value of your subject LLC. The supervisor believes that, based on advice from the independent valuer, using the discounted cash flow method used in the Appraisal is a reasonable way to estimate the price at which the property could be sold for purposes of a liquidation value analysis. The difference between the exchange values and the liquidation value would be the deduction of assumed selling and liquidation costs (real estate commissions and legal and other closing costs) in calculating the liquidation value, which the supervisor estimates would equal approximately 2.5% to 5% of the appraised real estate value. The supervisor believes that the costs relating to liquidation, including costs of soliciting participants’ consent and legal fees, could exceed this percentage. This alternative also assumes that non-real estate assets are sold at their estimated realizable value determined on a basis consistent with the independent valuer’s Appraisal.

However, while the Appraisal is not necessarily indicative of the price at which the assets would sell, the real estate appraisal assumes that the interest in the property of your subject LLC is sold in an orderly manner and is not sold in forced or distressed sales where sellers might be expected to dispose of their interests at substantial discounts to their actual value. See “Reports, Opinions and Appraisals—Appraisal.”

S2-43

The supervisor believes that the value of the participation interests in the subject LLCs in a liquidation would be lower than the exchange values because the value in a liquidation would be determined based on the appraised value of the property interest owned by your subject LLC (as described under “Reports, Opinions, and Appraisals—Appraisal”), reduced by the transaction costs associated with marketing and selling a property, and the costs of soliciting participants’ consent and legal fees. Such fees and expenses were not deducted in calculating the exchange value because they are being borne by the company. The liquidation value would also not incorporate any prepayment penalties that would be due upon the sale of a property, which is not expected to be payable, to the same extent, in the consolidation. Such fees and expenses would reduce the amounts distributable to the participants in your subject LLC in a liquidation to a level below the exchange values.

Participants might not have the opportunity to receive consideration in a transaction expected to be tax-deferred as they have in the consolidation.

Secondary Market Prices. Participation interests in your subject LLC are not traded on any national securities exchange. There is no established trading market for participation interests, and it is not anticipated that any market will develop for the purchase and sale of the participation interests. There is only a limited market for the participation interests in your subject LLC, and the supervisor believes the highest price for past sales of participation interests is substantially below the value of the shares of common stock or operating partnership units that you will receive, based on the enterprise value.

Sales transactions for participation interests have been limited and sporadic. The supervisor is aware of sales made which were not arranged by it because it acts as transfer agent for the participation interests. In some cases, the supervisor receives information regarding the prices at which secondary sale transactions of participation interests have been effectuated but, in many instances, the supervisor is not aware of the prices at which transactions have been made. Affiliates of the supervisor have arranged for purchases of participation interests, from time to time, as an accommodation to participants that desired to sell their participation interests. The supervisor also is aware of third-party appraisals that were performed for participants. The supervisor generally used methodology similar to that in these appraisals in determining the price to be offered to participants that requested that the supervisor arrange sales of their participation interests as an accommodation. In making such purchases of participation interests as an accommodation to participants, the supervisor generally determined the purchase price by applying capitalization rates to annual distributions out of basic rent and overage rent, applying a discount because the interest is an illiquid minority interest and, since 2008, applying a further discount because of the instability of the economy. The supervisor believes that these prices are less than the long-term value of the participation interests and the supervisor so advised each participant who requested that the supervisor arrange a sale. The extent of the participation interest sales transactions between willing buyers and willing sellers, each having access to relevant information regarding the financial affairs of your subject LLC, the expected value of their assets and their prospects for the future is unknown. Many participation interest sales transactions are believed to be distressed sales where sellers are highly motivated to dispose of the interests and, to facilitate the sales are willing to accept substantial discounts from what might otherwise be regarded as the fair value of the interest being sold.

Affiliates of the supervisor made the following purchases of participation interests in your subject LLC during the period from January 1, 2009 through September 30, 2012:

Date of Transfer (Month/Day/Year)	Amount of Purchase (Based on Original Investment)	Amount of Consideration Paid per $10,000 Original Investment
9/02/10	$3,333.34	$15,000.00
5/02/10	$6,666.67	$15,000.00
4/02/10	$15,000.00	$14,666.70
10/02/09	$5,000.00	$15,000.00
9/02/09	$1,666.66	$15,000.10

S2-44

The supervisor also is aware of the prices on the following additional purchases of participation interests by third parties in your subject LLC during the period from January 1, 2009 through September 30, 2012:

Date of Transfer (Month/Day/Year)	Amount of Purchase (Based on Original Investment)	Amount of Consideration Paid per $10,000 Original Investment
3/02/11	$5,000.00	$16,000.00
2/02/11	$2,500.00	$15,000.00

Comparison of Distributions

Distribution Comparison. The supervisor has considered the potential impact of the consolidation upon distributions that would be made to the participants that exchange their participation interests for operating partnership units and/or common stock.

Comparison

The following table sets forth a comparison of the distributions by your subject LLC and by the company.

Subject LLC	Average Annual Distribution for the years ending December 31, 2007-2011 Per $10,000 Original Investment(1)	Estimated Initial Distribution of the Company to Former Participants for the year ending September 30, 2013 Per $10,000 Original Investment(2)
60 East 42nd St. Associates L.L.C.		$7,294
Distributions out of basic rent	$1,495
Distributions out of overage rent
Overage rent distributions attributable to borrowing(3)	$1,498
Overage rent distributions attributable to operations	$3,317

Total distributions	$6,310

(1)	Distributions each year consist of small regular monthly distributions out of basic rent and larger, but variable, distributions out of overage rent. The amount of distributions out of overage rent varies from year to year depending on factors such as:

•	capital expenditures funded out of operating cash flow which reduced distributions;

•	borrowings to fund capital expenditures which would otherwise have been paid out of operating cash flow, which increases overage rent and the amount available for distribution; and

•

non-recurring events that generate additional cash, such as early lease cancellations, which may increase distributions and nonrecurring events that require expenditure of funds, which may decrease distributions.

Accordingly, participants should not treat the amount distributed in any year as indicative of the amount that they would have received in future years if the subject LLC continued its operations. After the consolidation, a diverse collection of properties will be combined with more efficient access to capital and, as a result, the supervisor expects that overall distributions should be more consistent with less fluctuation due to these factors.

(2)

The calculation of the estimated annual distributions to stockholders of the company is determined in accordance with the table below under “—Distributions by the Company.” The estimated initial distribution per $10,000 original investment was calculated based on the percentage interest that a holder of a $10,000 original investment would hold of the number of shares of common stock of the company outstanding after the IPO on a fully diluted basis. The estimated annual distribution per $10,000 original investment was calculated by dividing the aggregate distribution to shareholders of the company in the table under “Background of and Reasons for the Consolidation—Comparison of Distributions by the Subject LLCs and the Company—Distributions by the Company” in the prospectus/consent solicitation by the estimated number of shares that would be outstanding on a fully diluted basis after the IPO. That amount was

S2-45

then multiplied by the number of shares per $10,000 original investment that a participant would receive. The company estimated the number of shares of common stock on a fully diluted basis outstanding after the IPO to be equal to the sum of:

•

(i) the number of shares of common stock on a fully diluted basis issuable in the consolidation (calculated without reduction for cash paid to participants in the private entities in lieu of common stock or operating partnership units), as set forth in table under “Exchange Value and Allocation of Operating Partnership Units and Common Stock—Derivation of Exchange Values,” plus

•	(ii) 1,500,000 LTIP units/shares of restricted Class A common stock estimated to be issued as equity compensation at the IPO, plus

•

(iii) a number of shares issuable in the IPO (assuming no exercise of the underwriters’ option to purchase additional shares of the company’s Class A common stock) equal to: (a) the portion of the gross proceeds from the IPO used to pay expenses of the consolidation and IPO and underwriting discounts (other than underwriting discounts that are deducted in calculating the cash payable to charitable organizations who are participants in the private entities, including the Helmsley estate, on exercise of their cash election), which is estimated to equal $47,662,141, (b) divided by the IPO price, assuming that the IPO price equals the hypothetical $10 per share (used solely for illustrative purposes).

By way of explanation, the portion of the proceeds from the IPO used to pay cash to participants in the private entities is excluded because shares of Class A common stock issuable in the IPO that are used for such purpose do not increase the common stock outstanding on a fully diluted basis from that which would have been outstanding if all participants received operating partnership units or common stock instead of cash, because the number of shares of common stock on a fully diluted basis otherwise issuable to participants in the consolidation is reduced on a one-for-one basis.

•

The estimate of the initial distribution per $10,000 may be more or less than that set forth herein to the extent that the actual amounts are more or less than the estimated amounts set forth herein or to the extent that the number of shares under clauses (i), (ii) and (iii) are different due to the difference between exchange value and enterprise value, which will not be known until the pricing of the IPO or would be affected by the IPO price being more or less than $10 per share.

(3)	The distributions attributable to borrowings resulted from borrowings used to fund capital expenditures which would otherwise have been funded from operations and reduced overage rent.

Distributions by Your Subject LLC

The following table sets forth the amount of annual distributions per $10,000 original investment of your subject LLC for each of the five years in the period ended December 31, 2011 and the amount of distributions per $10,000 original investment, for the nine months ended September 30, 2012. The original cost per unit was $10,000, in the case of your subject LLC.

60 East 42nd St. Associates L.L.C. Investment	Nine Months ended September 30, 2012	2011	2010	2009	2008	2007
Distributions out of basic rent	$1,121	$1,495	$1,495	$1,495	$1,495	$1,495

Distributions out of overage rent(2)
Overage rent distributions attributable to borrowing(1)	$-	$-	$-	$-	$520	$6,979
Overage rent distributions attributable to operations	$-	$-	$-	$3,057	$8,288	$5,230
Total distributions out of overage rent
	$-	$-	$-	$3,057	$8,808	$12,209

Total distributions	$1,121	$1,495	$1,495	$4,552	$10,303	$13,704

(1)	The distributions attributable to borrowings resulted from borrowings used to fund capital expenditures which would otherwise have been funded from operations and reduced overage rent.

(2)	In addition, subsequent to September 30, 2012, your subject LLC paid distributions out of overage rent relating to the 12 months ended September 30, 2012 of $4,118 per $10,000 original investment, of which $2,662 per $10,000 original investment was attributable to borrowing.

Distributions each year consist of small regular monthly distributions out of basic rent and larger, but variable, distributions out of overage rent. The amount of distributions out of overage rent varies from year to year depending on factors such as:

¡	capital expenditures funded out of operating cash flow which reduced distributions;

S2-46

¡

borrowings to fund capital expenditures which must be agreed to by the operating lessee and which would otherwise have been paid out of operating cash flow, which increases overage rent and the amount available for distribution; and

¡

non-recurring events that generate additional cash, such as early lease cancellations, which may increase distributions and non-recurring events that require expenditure of funds, which may decrease distributions.

Accordingly, participants should not treat the amount distributed in any year as indicative of the amount that they would have received in future years if the subject LLC continued its operations. After the consolidation, a diverse collection of properties will be combined with more efficient access to capital and, as a result, the supervisor expects that overall distributions should be more consistent with less fluctuation due to these factors.

Distributions by the Company

The company’s intended annual rate of initial distribution with respect to the period commencing on completion of the IPO and ending 12 months after completion of the IPO will be established based on its estimate of cash available for distribution for such 12-month period calculated based on adjustments to its pro forma income before non-controlling interests for such period. Assuming that the IPO was completed on July 1, 2012, the company’s estimated cash available for distribution for the 12-month period ending September 30, 2013 would be as set forth in the table below. In estimating its cash available for distribution for the 12 months ending September 30, 2013, the company has made certain assumptions as reflected in the table and footnotes below, including that there will be no terminations of existing leases in its portfolio after September 30, 2012 (other than scheduled lease expirations) or lease renewals or new leases (other than month-to-month leases) after September 30, 2012 unless a new or renewal lease has been entered into prior to the date of the prospectus/consent solicitation.

The company’s estimate of cash available for distribution does not reflect the effect of any changes in its working capital after September 30, 2012, other than the amount of cash estimated to be used for tenant improvement and leasing commission costs related to leases that may be entered into prior to the date of the prospectus/consent solicitation. It also does not reflect the amount of cash estimated to be used for investing activities for acquisition and other activities, other than estimated capital expenditures, or the amount of cash estimated to be used for financing activities, other than the refinancing of the loan at the Empire State Building and: scheduled mortgage loan principal repayments on mortgage indebtedness that will be outstanding upon consummation of the IPO. Although the company has included all material investing and financing activities that it has commitments to undertake as of September 30, 2012, the company may undertake other investing and/or financing activities in the future. Any such investing and/or financing activities may have a material effect on the company’s estimate of cash available for distribution. Because the company has made the assumptions set forth above in estimating cash available for distribution, it does not intend this estimate to be a projection or forecast of its actual results of operations or liquidity. The company’s estimate of cash available for distribution should not be considered as an alternative to cash flow from operating activities (computed in accordance with GAAP) or as an indicator of its liquidity or ability to pay dividends or make distributions. In addition, the methodology upon which the company made the adjustments described below is not necessarily intended to be a basis for calculating cash available for distribution.

Notwithstanding the estimate set forth below, any distributions the company pays in the future will depend upon its actual results of operations, economic conditions and other factors that could differ materially from the company’s current expectations. The company’s actual results of operations will be affected by a number of factors, including the revenue it receives from its properties, its operating expenses, interest expense, the ability of its tenants to meet their obligations and the amount and timing of expenditures. For more information regarding risk factors that could materially adversely affect the company’s actual results of operations, see “Risk Factors.” Distributions declared by the company will be authorized by the company’s board of directors in its sole discretion out of funds legally available therefore and will be dependent upon a number of factors, including restrictions under applicable law, the capital requirements of the company and the distribution requirements necessary to maintain the company’s qualification as a REIT, the distributable income generated by operations, the principal and interest payments on debt, capital expenditure levels, the company’s policy with respect to cash

S2-47

distributions and the capitalization and asset composition of the company, which will vary based on the private entities and the subject LLCs that ultimately participate in the consolidation. No assurance can be given that the company’s estimate of cash flow available for distribution will prove accurate, and actual distributions may therefore be significantly different from the expected distributions. Unless the company’s operating cash flow increases, it may be required to fund distributions from working capital or borrow to provide funds for such distributions or it may choose to make a portion of the required distributions in the form of a taxable stock dividend to preserve the company’s cash balance or reduce its distribution. However, the company currently has no intention to use the net proceeds from the IPO to make distributions nor does it currently intend to make distributions using shares of the company’s common stock.

Actual annual distributions on the operating partnership units and common stock will depend on the market conditions at the time of the IPO and the company’s cash available for distribution at the time of the IPO. For more information regarding risk factors that could materially adversely affect the company’s actual results of operations, see “Risk Factors.”

In order to qualify as a REIT, the company must distribute to its stockholders, on an annual basis, at least 90% of the company’s REIT taxable income, determined without regard to the deduction for dividends paid, and excluding net capital gains. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Empire State Realty Trust—Distribution Policy” and “U.S. Federal Income Tax Considerations.”

The following table describes the company’s pro forma net income available to holders of common stock of the company and operating partnership units for the 12 months ended December 31, 2011, and the adjustments the company has made thereto in order to estimate its initial cash available for distribution for the 12 months ending September 30, 2013 (amounts in thousands except share data, per share data, square footage data and percentages). These calculations do not assume any changes to the company’s operations or any acquisitions or dispositions or other developments or occurrences which could affect its operating results and cash flows, or changes in the company’s outstanding shares of Class A and Class B common stock or the operating partnership’s operating partnership units. Holders of operating partnership units and stockholders of the company will have the same rights to distributions. The company cannot assure you that its actual results will be the same as or comparable to the calculations below.

Pro forma net income for the 12 months ended December 31, 2011	$58,653
Less: Pro forma net income for the nine months ended September 30, 2011	(47,745)
Add: Pro forma net income for the nine months ended September 30, 2012	60,163

Pro forma net income for the 12 months ended September 30, 2012	$71,071
Add: Pro forma real estate depreciation and amortization(1)	93,198
Add: Net increases in contractual rent income(2)	37,145
Less: Net decreases in contractual rent income due to lease expirations, assuming no renewals(3)	(24,818)
Less: Net effects of straight-line rent adjustments to tenant leases(4)	(23,782)
Add: Net effects of above- and below-market rent adjustments(5)	(8,465)
Add: Non-cash compensation expense(6)	3,906
Add: Non-cash interest expense(7)	2,814
Less: Additional interest expense under the company’s expected new secured revolving and term credit facility(8)	(233)
Add: Non-cash ground rent expense	1,657

Estimated cash flow from operating activities for the 12 months ending September 30, 2013	$152,493

Less: Estimated provision for recurring capital expenditures(9)	(12,531)
Less: Estimated provision for tenant improvements costs not associated with the company’s renovation program and all leasing commissions(10)	(11,089)
Less: Estimated provision for tenant improvements costs associated with the renovation program not expected to be funded under the company’s expected secured revolving and term credit facility(10)	(5,262)

Total estimated cash flows used in investing activities	$(28,882)

S2-48

Estimated cash flow used in financing activities
Less: Scheduled mortgage loan principal repayments(11)	(15,002)

Estimated cash flow used in financing activities for the 12 months ending September 30, 2013	$(15,002)

Estimated cash available for distribution for the 12 months ending September 30, 2013	$108,609

Allocation of cash available for distribution:
The company’s share of estimated cash available for distribution available to the operating partnership (30.50%)(12)	33,126
Non-controlling interests’ share of estimated cash available for distribution available to the operating partnership (69.50%)(12)	75,483

Estimated cash available for distribution for the 12 months ending September 30, 2013	$108,609

Estimated initial distribution:
Total estimated initial annual distribution to holders of operating partnership units (other than the company)	$55,600
Total estimated initial annual distribution to stockholders	24,400

Total estimated initial annual distribution	$80,000

Payout ratio based on the company’s share of estimated cash available for distribution(13)	73.7%

(1)	Included in real estate depreciation and amortization is acquired in-place lease asset amortization, which was calculated by the independent valuer based upon assumed absorption periods ranging from 1 – 10 months for the leased premises.

	Empire State Building	1350 Broadway	1333 Broadway	501 Seventh	Total
Total lease in place value	$93,309	$7,011	$6,704	$12,088	$119,112
Amortization for 12 months ended September 30, 2012	$14,106	$1,496	$728	$2,357	$18,687
Absorption (# of months)	1 – 10	5 – 8	5 - 8	5 – 8

(2)	Represents the net increases in contractual rental income net of expenses from existing leases and from new leases and renewals through the date hereof that were not in effect for the entire 12-month period ended September 30, 2012 or that were signed prior to the date of the prospectus/consent solicitation but that will go into effect during the 12 months ending September 30, 2013.
(3)	Assumes no lease renewals or new leases (other than month-to-month leases) for leases expiring after September 30, 2012 unless a new or renewal lease had been entered into prior to the date of the prospectus/consent solicitation.
(4)	Represents the conversion of estimated rental revenues for the 12 months ending September 30, 2013 from a straight-line accrual basis to a cash basis of revenue recognition.
(5)	Represents the elimination of non-cash adjustments for above-market and below-market leases for the 12 months ended September 30, 2012. This is calculated as follows:

	12 months ended September 30, 2012
Add: Net effects of above- and below-market rent adjustments	$(8,465	) (a)
(a) Calculated as follows:
Effects of above-market rent adjustments	$11,618
Effects of below-market rent adjustments	(20,083)

	$(8,465)

(6)	Pro forma non-cash compensation expense related to LTIP units/shares of restricted Class A common stock that the company intends to issue to the company’s independent directors, executive officers (other than Anthony E. Malkin) and certain other employees in connection with the IPO.
(7)	Pro forma non-cash interest expense for the 12 months ended September 30, 2012 includes: (i) amortization of financing costs on the mortgage loans assumed by the company in the consolidation transaction; and (ii) amortization of the acquisition premium for debt assumed in the consolidation transaction.
(8)	Represents estimated interest expense associated with borrowings under the expected new secured revolving and term credit facility (described in (9) and (10) below) to cover non-recurring capital expenditures, certain tenant improvements, costs of the expected new credit facility and refinance the existing term loan at the Empire State Building net of interest expense associated with the existing term loan for the 12 months ending September 30, 2013. These amounts are calculated on the basis that the principal and accrued interest on the existing term loan was repaid with proceeds from the expected new credit facility on October 1, 2012 and that additional drawdowns under the expected new credit facility to fund capital expenditures will occur equally over the subsequent four quarters.
(9)

Represents recurring capital expenditures consisting of capital expenditures that are intended to maintain the company’s properties and are not intended to be value enhancing capital improvements (but excluding tenant improvements and leasing commissions). For the purposes of calculating the distribution in the above table, the company has assumed, based on its current estimate, that it will incur approximately $12.5 million of estimated recurring capital expenditures (excluding costs of tenant improvements and leasing commissions) over the

S2-49

12 month period ending September 30, 2013, including, but not limited to, costs associated with building maintenance repairs, stairwell lighting, carpet replacement, bathroom repairs and electric closet repairs and retrofits. For the purposes of calculating the distribution in the above table, the company has assumed, based on its current estimate, that it will incur approximately $98.4 million of estimated non-recurring capital expenditures (excluding costs of tenant improvements and leasing commissions) associated with the company’s renovation program of its Manhattan office properties over the 12 month period ending September 30, 2013, including, but not limited to, costs associated with elevator modernization, renovations and repairs of the building elevator shafts, concourse renovations, corridor renovations and fitness center construction. Historically, the company has not tracked capital expenditures as either recurring or non-recurring and the company believes that the capital expenditures associated with the company’s renovation program would be considered to be non-recurring due to the extensive amount of capital spent on renovation and repositioning at the company’s Manhattan office properties. The company’s historical weighted average aggregate recurring and non-recurring annual capital expenditures incurred during the years ended December 31, 2009, 2010 and 2011 and the nine months ended September 30, 2012 was approximately $43.5 million, which is lower than the company’s estimated non-recurring and recurring capital expenditures over the 12 month period ending September 30, 2013. The company intends to fund the non-recurring capital expenditures with an expected new $800.0 million secured revolving and term credit facility, or the new credit facility, which the company expects to have in place upon the closing of the IPO from lenders that will include certain of the underwriters of the IPO or their respective affiliates. As of the date of the prospectus/consent solicitation, the company has obtained a commitment for $400.0 million of availability under the new credit facility, subject to satisfaction of certain customary conditions precedent, from the representatives of the underwriters of the IPO or their respective affiliates who have also agreed to use commercially reasonable efforts to syndicate the remainder of the facility. In connection with entering into the new credit facility, the company will be required to pay off in full the existing term loan currently secured by the Empire State Building, which had a balance of $219.0 million as of September 30, 2012, and to pay costs of the expected new credit facility.

(10)	For purposes of calculating the distribution in the above table, the company has assumed it will incur approximately $95.3 million of tenant improvements and leasing commission costs related solely to tenant improvements and leasing commission costs incurred or expected to be incurred in the 12 months ending September 30, 2013 that the company is contractually obligated to provide pursuant to 151 leases, or the contractual leases, entered into prior to the date of the prospectus/consent solicitation. While the company is contractually obligated to perform the renovation work relating to these leases, the company has estimated the costs to complete such work based on its current budgets. Of these, tenant improvements of approximately $84.2 million, relating to 65 of such leases, or the renovation leases, including 24 leases at the Empire State Building (with a cost of approximately $73.1 million), represent costs in connection with leases where the company has completed, or is in the process of completing, its renovation and repositioning efforts. Many of the renovation leases have commencement dates significantly after October 1, 2012 and therefore will recognize significantly less revenue in the twelve months ending September 30, 2013 than if the lease commenced on October 1, 2012. However, the company will recognize substantially all of the tenant improvements and leasing commission costs associated with such leases in this twelve month period. These renovation leases entail putting a tenant into the renovated space, which are spaces that were substantially demolished and demised, for its first time and is distinguishable from normal tenant improvements and leasing commission costs which are associated with re-tenanting vacated space. In many of the cases, there were significant vacancy costs associated with the time in which the space was renovated and with time in which the company did not renew leases in anticipation of the start of the renovation activities. In certain of the cases, there were significant vacancy costs associated with the time in which the company left the space vacated in anticipation of not only renovating the space but renovating a larger aggregated space. As such, these costs are distinguishable from normal costs associated with taking on a new tenant. For purposes of calculating the distribution in the above table, the company has assumed that approximately $79.0 million of the $84.2 million of tenant improvements costs associated with these renovation leases will be funded with the expected new credit facility and approximately $4.3 million of tenant improvements costs not associated with the renovation leases will be funded from operating cash flow. Additionally, for purposes of calculating the distributions in the above table, the company has assumed that $6.8 million of leasing commission costs associated with the contractual leases will be funded from operating cash flow.
(11)	Represents scheduled payments of mortgage loan principal due during the 12 months ending September 30, 2013. Does not include $55.7 million of debt maturities during the 12 months ending September 30, 2013 based on the assumptions that the company will be able to renew those mortgage loans under terms similar to those currently in place.
(12)

Based on a total of 132,533,203 shares of the company’s Class A common stock, 2,143,774 shares of the company’s Class B common stock and 306,957,713 operating partnership units to be outstanding after the IPO. Shares of the company’s Class A common stock will consist of 100,000,000 shares to be sold in the IPO, assuming no exercise of the underwriters’ option to purchase additional shares, 31,059,143 shares of Class A common stock to be issued in the consolidation, and 1,500,000 LTIP units/shares of restricted Class A common stock to be issued upon completion of the IPO to the company’s independent directors, executive officers (other than Anthony E. Malkin) and certain other employees. Shares of the company’s Class B common stock will consist of 2,143,774 shares of Class B common stock issued to participants in the consolidation and IPO. Units of the operating partnership will consist of 306,957,713 operating partnership units issued in the consolidation. The amounts utilized in this footnote are preliminary and subject to change and assumes the enterprise value equals the exchange value, $1.0 billion of shares of Class A common stock are sold in the IPO and the IPO price equals $10 per share. The number of operating partnership units and shares of common stock presented in the prospectus/consent solicitation is based on the hypothetical $10 per share exchange value arbitrarily assigned by the supervisor to illustrate the number of operating partnership units and/or shares of common stock that a participant would receive if the enterprise value of the company determined in connection with the IPO were the same as the aggregate exchange value and the IPO price were $10 per share. The actual number of operating partnership units and shares of common stock, on a fully-diluted basis, issued in the consolidation will equal the enterprise value divided by the actual IPO price upon pricing of the IPO. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values

S2-50

determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.
(13)	Calculated as estimated initial annual distribution per Class A and Class B share divided by the company’s share of estimated cash available for distribution per share for the 12 months ending September 30, 2013.

Why the supervisor believes the third-party portfolio proposal is fair to you

You are being asked to consent to the sale or contribution of your subject LLC’s property interest as part of a sale or contribution of the properties owned by your subject LLC, the other subject LLCs, the private entities (including the operating lessee of your subject LLC) and the management companies as a portfolio to an unaffiliated third party. Through solicitation of consents, for the first time the properties owned by your subject LLC, the other subject LLCs and the private entities can be joined as a single portfolio. While the supervisor believes the consolidation and the IPO represent the best opportunity for participants in your subject LLC, the other subject LLCs and the private entities to achieve liquidity and to maximize the value of their respective investments, the supervisor also believes it is in the best interest of all participants for the supervisor to be able to approve offers for the portfolio as a whole.

Market forces are dynamic, unpredictable, and subject to volatility. Should the public awareness of the proposed consolidation and IPO produce potential compelling offers from unaffiliated third parties to purchase the consolidated portfolio, it will be costly and time consuming to solicit consents to allow a sale or contribution of the portfolio to an unaffiliated third party, and there is considerable risk that any opportunity which might appear would be lost without the requested consent in place. Therefore, the supervisor believes that it is advisable to have the flexibility and discretion, subject to certain conditions, to accept an offer for the entire portfolio of properties from an unaffiliated third party, rather than pursue the consolidation and IPO, if the supervisor determines the offer price includes what the supervisor believes is an adequate premium above the value that is expected to be realized over time from the consolidation. The supervisor will consider an offer from an unaffiliated third-party only for the entire portfolio of properties owned by all of the subject LLCs and all of the private entities (including the operating lessee of your subject LLC), excluding (a) the option properties, (b) certain properties owned by the private entities that are not included in the consolidation, (c) any property interest as to which the required consent is not received, and (d) any property interest as to which customary contract conditions, such as absence of a material adverse change, are not satisfied. A third-party portfolio transaction also will include the management companies. A sale of less than the entire portfolio of properties owned by the subject LLCs and the private entities (excluding the option properties and any properties not being contributed to the company in the consolidation) would occur only if consents are not received with respect to a particular property interest or if customary contract conditions are not satisfied with respect to a particular property interest. The supervisor is not undertaking or engaged in any current negotiations with respect to a third-party portfolio transaction, nor does the supervisor have any agreement in principle with any party relating to a third-party portfolio transaction.

The third-party portfolio transaction would be undertaken only if the aggregate consideration payable in the third-party portfolio transaction is at least 115% of the aggregate exchange value for the subject LLCs, the private entities and the management companies included in the third-party portfolio transaction and certain other

S2-51

conditions are met. If such a third-party portfolio transaction were to proceed, the consideration will be allocated among the subject LLCs, the private entities and the management companies on a basis consistent with the exchange values.

A third-party portfolio transaction would include the following:

•	The proposal must provide for all cash, payable in full at closing. There will be no purchase price adjustments, earn-outs, or any other similar or contingent payments.

•

The proposal may provide for an option for all participants to elect to receive securities as an alternative to cash. If the proposal provides for a securities option, the Malkin Family, affiliates of the subject LLCs and private entities and participants in the subject LLCs and private entities will have the right to elect to receive securities only on the same proportional basis as other participants.

•

No member of the Malkin Family, and no other affiliate of the subject LLCs or the private entities will be an affiliate, consultant, employee, officer or director of the acquiror or any of its affiliates or subsidiaries before or after the closing or receive any compensation or any other consideration from the acquiror or any of its subsidiaries or affiliates (other than their pro rata share of the consideration that they will receive in the third-party portfolio transaction).

Employees of the supervisor, other than the Malkin Family, could become officers, directors, and/or employees of the acquiring entity after a third-party portfolio transaction.

S2-52

COSTS OF THE CONSOLIDATION AND IPO

If the company acquires the property of your subject LLC in the consolidation and the IPO is consummated, the company will bear all consolidation and IPO expenses.

If the consolidation does not close, your subject LLC, each of the other subject LLCs and the private entities will bear its proportionate share of the consolidation and IPO expenses based on their respective exchange values. If the consolidation closes, but your subject LLC does not participate in the consolidation, your subject LLC will bear its proportionate share of all consolidation and IPO expenses incurred through the date of termination of the contribution agreement. The supervisor does not know whether the acquiror in a third-party portfolio transaction will agree to pay any of the consolidation or IPO expenses.

The supervisor estimates that your subject LLC’s share of the aggregate costs of the consolidation and IPO will be $4,900,000. The following table sets forth as of September 30, 2012 the costs of the consolidation and IPO allocated to your subject LLC based on the exchange value of each entity.

Pre-Closing and Closing Transaction Costs

Legal Fees	$1,391,797
Appraisals	94,468
Solicitation	72,484
Printing & Mailing	14,283
Accounting Fees	2,038,669
Title, Transfer & Recording Fees	70
Pre-Formation Cost	674,434
Total	$4,286,205

S2-53

DISTRIBUTIONS AND COMPENSATION PAID TO THE SUPERVISOR AND ITS AFFILIATES

The following information has been prepared to compare the amounts of compensation paid and distributions made by your subject LLC to the supervisor and its affiliates to the amounts that would have been paid if the compensation and distribution structure which will be in effect after the consolidation had been in effect during the years presented below.

Compensation, Reimbursements and Distributions

To The Supervisor and its Affiliates

	2009	2010	2011	Nine months ended September 30, 2012
Historical:
Distributions on account of participation interest	$254,345	$83,536	$83,536	$62,652
Distributions on account of overrides	245,121	7,380	7,380	5,535
Supervisory fee	24,000	102,000	183,266	140,555
Special supervisory fees	3,465	52,066	228,603	147,304
Real estate disposition fees	0	0	0	0
Distribution of net sales proceeds	0	0	0	0

Total Historical	$526,931	244,982	502,785	356,046

REIT Compensation and Distribution Structure(1):
Distributions on operating partnership units or shares of common stock issuable in respect of participation interests and overrides	$594,468	$207,605	$251,916	$185,320
Distributions on shares of common stock issuable in respect of the management companies	12,864	4,493	5,451	4,010
Distribution on shares of restricted stock(2)	2,097	732	888	654
Salary(3)	71,391	71,391	71,391	35,696

Total REIT compensation and distribution structure	$680,820	$284,221	$329,647	$225,680

(1)	The aggregate distributions of your subject LLC for each year have been adjusted to calculate the amount distributable by your subject LLC under the REIT compensation and distribution structure by eliminating the fees payable to the supervisor and including the salary payable to members of the Malkin Holdings group under the compensation and distribution structure of the REIT.

(2)	Represents your subject LLC’s allocable portion of distributions on restricted stock to be granted to Thomas N. Keltner, Jr., who is the only member of the Malkin Holdings group who will be an employee of the company and receive restricted stock at the time of the IPO.

(3)	Includes your subject LLC’s allocable portion of salary payable to Anthony E. Malkin and Thomas N. Keltner, Jr. Does not include bonuses which are payable only if certain performance targets are met.

S2-54

PROPERTY OVERVIEW

Your subject LLC owns a fee interest in One Grand Central Place in New York. Information regarding the property as of September 30, 2012 is set forth below.

Property Name	Submarket	Year Built / Renovated(1)	Rentable Square Feet(2)	Percent Leased(3)	Annualized Base Rent(4)	Annualized Base Rent Per Leased Square Foot(5)	Net Effective Rent Per Leased Square Foot(6)	Number of Leases(7)
One Grand Central Place	Grand Central	1930 / In process					$47.67
Office Space			1,181,327	79.1%	$41,949,725	$44.89		297
Retail Space			68,005	92.9%	$6,313,878	$99.97		19

(1)	For more information regarding the status of ongoing renovations at certain of the company’s properties, see “The Company Business and Properties—Description of Our Properties” in the prospectus/consent solicitation.
(2)	Office property measurements are based on the Real Estate Board of New York measurement standards; retail property measurements are based on useable square feet. Excludes 34,808 square feet of space attributable to building management use and tenant amenities.
(3)	Based on leases signed and commenced as of September 30, 2012 and calculated as (i) rentable square feet less available square feet divided by (ii) rentable square feet.
(4)	Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements and free rent)) for the month ended September 30, 2012 for leases commenced as of September 30, 2012, by (ii) 12. Annualized base rent for retail properties (including the retail space the property) is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements, tenant reimbursements and free rent)) for the month ended September 30, 2012 for leases commenced as of September 30, 2012, by (ii) 12. Annualized base rent data for the company’s office and retail properties is as of September 30, 2012 and does not reflect scheduled lease expirations for the 12 months ending September 30, 2013.
(5)	Represents Annualized Base Rent under leases commenced as of September 30, 2012 divided by leased square feet.
(6)	Net effective rent per leased square foot represents (i) the contractual base rent for office and retail leases in place as of September 30, 2012, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (ii) square footage under commenced leases as of September 30, 2012.
(7)	Represents the number of leases at the property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

The property of your subject LLC is subject to mortgage in the principal amount, bearing interest rate and maturing as shown in the schedule below:

Property	Mortgage Principal as of September 30, 2012	Interest Rate	Maturity Date(1)
One Grand Central Place	$89,714,000	5.34% - 7.00%	11/05/14

(1)	Pre-payment is generally allowed for each loan upon payment of a customary pre-payment penalty.

S2-55

VOTING PROCEDURES FOR THE CONSOLIDATION PROPOSAL AND

THE THIRD-PARTY PORTFOLIO PROPOSAL

The prospectus/consent solicitation, together with this supplement, transmittal letter and consent form constitute the solicitation materials being distributed to you and the other participants to obtain your votes “FOR” or “AGAINST” your subject LLC’s participation in the consolidation and the third-party portfolio proposal.

Participants are being asked to vote on both the proposed consolidation and the third-party portfolio proposal. The participants holding the required percentage of the outstanding participation interests of your subject LLC must approve each proposal in order for such proposal to be approved by your subject LLC. If the consolidation is approved by your subject LLC and the consolidation is consummated, your subject LLC will consolidate with the company in the manner described in the prospectus/consent solicitation and in this supplement.

The consent form seeks your consent to the consolidation and the third-party portfolio proposal. Participants in each subject LLC will vote separately on whether or not to approve the consolidation and the third-party portfolio proposal. Accordingly, if you hold interests in more than one subject LLC, you must complete one consent form for each subject LLC in which you are a participant.

If you vote “FOR” the consolidation and your subject LLC participates in the consolidation, you effectively will be voting against the alternatives to the consolidation, other than a third-party portfolio transaction, unless you vote “AGAINST” the third-party portfolio proposal. These alternatives include continuation of your subject LLC and a sale of your subject LLC’s interest in the property and distribution of the net proceeds to participants.

You should complete and return the consent form before the expiration of the solicitation period, which is the time period during which participants may vote “FOR” or “AGAINST” the consolidation and the third-party portfolio proposal. The solicitation period will commence upon delivery of the solicitation materials to you which is on or about January 23, 2013.

Your consent form must be received by MacKenzie Partners, Inc. by 5:00 p.m. Eastern time on March 25, 2013 unless the supervisor extends the solicitation period as set forth below. You may submit your consent form by mail, to 105 Madison Avenue, NY, NY 10016, or by facsimile, to (212) 929-0308. You can change your vote at any time before the later of the date that consents from participants holding the required percentage interest in your participating group are received and the 60th day after the beginning of the solicitation period. Either MacKenzie Partners, Inc. or the supervisor will send you a written acknowledgment by facsimile or, if requested by you, mail that your vote has been changed promptly following receipt of a changed vote. If you do not consent to the consolidation or the third-party portfolio proposal, as applicable, you may also change your vote to consent to the consolidation or the third-party portfolio proposal, as applicable, within ten days after receiving written notice that the required supermajority consent from the participants in your participating group has been received, as described under “Overview—Vote required to approve the consolidation or third-party portfolio proposal.” You may call MacKenzie Partners, Inc. during the solicitation period to check whether or not the required supermajority consent has been received from the participants in your participating group, or to confirm that your changed vote has been received.

A participant may withdraw or revoke his or her consent form, or change his or her vote, at any time before the later of the date that consents from participants holding the required percentage interest in your participating group are received and the 60th day after the beginning of the solicitation period. In addition, a participant that does not consent to (or who abstains from or does not vote with respect to) the consolidation or the third-party portfolio proposal, as applicable, may also change his or her vote to consent to the consolidation or the third-party portfolio proposal, as applicable, within ten days after the notice that the required supermajority consent has been received from the participants in your participating group with respect to such proposal is sent, as

S2-56

described below. A participant can change his or her vote by sending to MacKenzie Partners, Inc., the vote tabulator, (i) a written statement that he or she would like to change his or her vote, or (ii) a new consent form, in either case, by mail, to 105 Madison Avenue, NY, NY 10016, or by facsimile, to (212) 929-0308. Either MacKenzie Partners, Inc. or the supervisor will send to the participant a written acknowledgment by facsimile or, if requested by the participant, mail that the participant’s vote has been changed promptly following receipt of a changed vote. If a participant votes “AGAINST” the consolidation or the third-party portfolio proposal, “ABSTAINS” or does not submit a consent form and the supermajority consent of his or her participating group is received, the agent for his or her participating group will provide the written buyout notice, stating that such supermajority consent has been received to the participant following the expiration of the solicitation period, as the same may be extended.

The consents of each of the agents, who are the members of the subject LLCs, will become effective when they execute consents following receipt of the required consents of the participants. The consents of the participants in each participating group will become effective when the consents of the required number of participants are received, but not earlier than the time of completion of the procedure for buyouts and the 60th day after the beginning of the solicitation period.

The supervisor may extend on one or more occasions the solicitation period for one or more proposals for one or more subject LLCs or one or more participating groups in a subject LLC without extending for other proposals, subject LLCs or participating groups whether or not it has received approval for the consolidation proposal or the third-party portfolio proposal on expiration of the consent solicitation period.

If you do not submit a consent form, you will be counted as having voted “AGAINST” both the consolidation and the third-party portfolio proposal. If you submit a properly signed consent form but do not indicate how you wish to vote on the consolidation, the third-party portfolio proposal, or both, you will be counted as having voted “FOR” such proposal(s).

The consent form also includes a section which permits participants to elect whether to receive operating partnership units, Class A common stock and Class B common stock.

S2-57

CONSENT PROCEDURES FOR VOLUNTARY PRO RATA REIMBURSEMENT PROPOSAL

The consent form being distributed to you and the other participants also seeks to obtain your consent to the payment of a voluntary pro rata reimbursement to the supervisor and Peter L. Malkin, a principal of the supervisor for his or her pro rata share of all costs advanced, plus interest, incurred in connection with the legal proceedings required to remove and replace the former property manager and leasing agent.

If you return a signed consent form but fail to indicate whether you consent to or disapprove of the voluntary pro rata reimbursement program, you will be deemed not to have consented to the voluntary pro rata reimbursement program. If you fail to return a signed consent form by the end of the solicitation period, you will be deemed not to have consented to the voluntary pro rata reimbursement program.

The solicitation of consents for the voluntary pro rata reimbursement program will continue until the later of: (i) March 25, 2013 or (ii) such later date as the supervisor from time to time may select. At its discretion, the supervisor may elect to extend the solicitation period for such proposal. Any consent form will be effective provided that such consent form has been properly completed and signed if received by MacKenzie Partners, Inc., which the company hired to tabulate your votes, prior to 5:00 p.m. Eastern time, on March 25, 2013, unless the supervisor extends the solicitation period for such proposal, and, in such case, the last day of such extended solicitation period.

Tabulation of Consents. An automated system administered by MacKenzie Partners, Inc. will tabulate the votes and consents. Abstentions will be tabulated with respect to the consolidation and other matters to be voted on. Abstentions will have the effect of a “DOES NOT CONSENT” vote with respect to the voluntary pro rata reimbursement program, as will the failure to return a consent form and broker nonvotes. Broker nonvotes are where a broker submits a consent but does not have authority to vote a participant’s participation interest in the proposal.

Revocability of Consent. You may withdraw or revoke your consent form at any time before the 60th day after the beginning of the solicitation period. A participant can withdraw or revoke his or her consent form by sending to MacKenzie Partners, Inc., the vote tabulator, (i) a written statement that he or she would like to withdraw or revoke his or her consent form, or (ii) a new consent form, in either case, by mail, to 105 Madison Avenue, NY, NY 10016, or by facsimile, to (212) 929-0308. Either MacKenzie Partners, Inc. or the supervisor will send to the participant a written acknowledgment by facsimile or, if requested by the participant, mail that the participant’s consent has been changed promptly following receipt of a changed consent. You may call MacKenzie Partners, Inc. during the solicitation period to confirm that your changed vote has been received.

S2-58

U.S. FEDERAL INCOME TAX CONSIDERATIONS

Certain U.S. federal income tax considerations relating to the consolidation are discussed in the prospectus/consent solicitation under the heading “U.S. Federal Income Tax Considerations.”

S2-59

CONTRIBUTION AGREEMENT

by and among

60 East 42nd St. Associates L.L.C.,

Empire State Realty OP, L.P.

and

Empire State Realty Trust, Inc.

Dated as of [                    ], 201[    ]

i

ii

EXHIBITS

A	Contributing Entities, Contributed Properties and Property Interests

B	Form of Contribution and Assumption Agreement

C	Form of Existing Loan Indemnity Agreement

D	Form of Tenant Estoppel

E	Form of Release

F	Form of Bargain and Sale Deed

G	Form of Lock-Up Agreement

H	Form of Articles

SCHEDULES

1.4	Excluded Assets

1.6	Excluded Liabilities

1.8	Calculation of Contributor Value

1.9	Capital Expenditures

iii

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (including all exhibits, hereinafter referred to as this “Agreement”) is made and entered into as [                    ], 201[    ] (the “Effective Date”) by and among Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), Empire State Realty OP, L.P., a Delaware limited partnership (the “Operating Partnership”) and 60 East 42nd St. Associates L.L.C., a New York limited liability company (the “Contributor”). Terms used but not defined shall have the meanings ascribed to them in Section 7.1.

RECITALS

A.    The Operating Partnership desires to consolidate the ownership of (i) a portfolio of real properties (the “Contributed Properties”) owned by Contributor and other contributors (the “Other Contributors” and together with Contributor, the “Contributing Entities”) and (ii) Malkin Holdings LLC, Malkin Properties, L.L.C., Malkin Properties of New York, L.L.C., Malkin Properties of Connecticut, Inc. and Malkin Construction Corp. (collectively, the “Management Companies”), subject to the approval of the owners of the Contributing Entities and the Management Companies, through a series of transactions (the “Formation Transactions”) whereby the Operating Partnership intends to acquire, directly or indirectly, the right, title and interests (including fee interest, ground leasehold interests and operating leasehold interests, as applicable) of the Contributing Entities in the Contributed Properties as indicated on Exhibit A (the “Property Interests”). The Operating Partnership also desires to have an option to acquire the interests (the “Optional Property Interests”) owned by certain private entities (the “Optional Contributing Entities”) in the real properties (the “Optional Contributed Properties”) as indicated on Exhibit A, which may be exercised only after the final resolution of certain ongoing litigation with respect to the Optional Contributed Properties.

B.    The Formation Transactions will occur in conjunction with the proposed initial public offering (the “IPO”) of the Class A Common Stock of the Company, par value $0.01 per share (the “Class A Common Stock”). The Company will operate as a self-administered and self-managed real estate investment trust (“REIT”) within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the “Code”) and is the sole general partner of the Operating Partnership.

C.    Contributor is the holder of the Property Interest in the property known as One Grand Central Place (the “Property”) as indicated on Exhibit A.

D.    Contributor desires to, and the Operating Partnership desires Contributor to, contribute to the Operating Partnership, all of Contributor’s Property Interest, free and clear of all Liens (other than Permitted Encumbrances), in exchange for Series 60 limited partnership interests (the “OP Units”) in the Operating Partnership, shares of Class A Common Stock and/or shares of Class B Common Stock of the Company, par value $0.01 per share (the “Class B Common Stock,” together with the Class A Common Stock, the “Common Stock”) on the terms and subject to the conditions set forth in this Agreement (the “Consolidation Transaction”).

E.    Subject to the conditions set forth in this Agreement, Contributor will distribute the OP Units, the Class A Common Stock and/or the Class B Common Stock received in connection with the Consolidation Transaction to the holders of member, partner or profits interests (including the override interests currently held by the Supervisor or its successors), as applicable, of Contributor, and to the extent any member or partner is an agent for participants, such member or partner will distribute the consideration received to its participants, in accordance with the applicable Organizational Documents of Contributor and the elections made by such members, partners or participants, after taking into account the allocation to the Supervisor, its successors or other persons in respect of its distributions on its override interests. A holder of an override interest or a Participation Interest, as applicable, in a Contributing Entity is referred to in this Agreement individually as a “Participant” and collectively as the “Participants.”

F.    The parties acknowledge that the Operating Partnership’s (i) acquisition of the Contributed Assets and the Assumed Agreements and (ii) assumption of the Assumed Liabilities is subject to the conditions set forth in this Agreement. Additionally, it is understood that the Operating Partnership or a Subsidiary thereof may acquire the Optional Property Interests and may acquire interests in additional properties with the proceeds of the IPO or otherwise.

G.    The parties acknowledge that in connection with the Formation Transactions, Anthony E. Malkin, Scott D. Malkin and Cynthia M. Blumenthal (the “Principals”), pursuant to that separate agreement among the Principals, the Company and the Operating Partnership (the “Representation, Warranty and Indemnity Agreement”), will indemnify, to the extent set forth therein, the Operating Partnership and the Company with respect to the breach of certain of the representations and warranties set forth in such agreement. Pursuant to a separate agreement among Anthony E. Malkin, Peter L. Malkin, the Company and/or the Operating Partnership (the “Tax Protection Agreement”), Anthony E. Malkin, Peter L. Malkin and each of their spouses and lineal descendents and those of Lawrence A. Wien (including spouses of such descendents), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin for the benefit of any of the foregoing, certain other Affiliates and related parties of any of the foregoing, and a Participant in a privately-held Contributing Entity will receive protection from certain potential Tax consequences that could arise from transactions that may occur following the Formation Transactions.

H.    Pursuant to a Contribution Agreement entered into as of November 28, 2011, between the Company, the Operating Partnership and certain Persons affiliated with the Malkin Family Group (including the Supervisor) (individually, a “Malkin Family Contributor” and collectively, the “Malkin Family Contributors”), the Malkin Family Contributors agreed to contribute certain interests in the Contributor and certain of the Other Contributors to the Operating Partnership in exchange for OP Units and shares of Class B Common Stock of the Company, par value $0.01 per share (“Class B Common Stock”).

I.    Whereas, (i) the Company and the Operating Partnership have entered into separate contribution agreements with certain Participants in Contributor (the “Charitable Participants”) and the direct and indirect holders of the equity interests in such Charitable Participants, whereby each of the Company and the Operating Partnership has agreed to acquire immediately prior to the Closing hereunder from such Charitable Participants or such holders or transferees thereof that are Charitable Organizations (“Sellers”) the equity interests in such Charitable Participant or its Participation Interest, (ii) pursuant to such separate contribution agreements, the Operating Partnership will pay to the applicable Seller or its designee with respect to each such Charitable Participant the consideration under the applicable separate contribution agreement (which will be equal to the consideration such Charitable Participant would have been allocated and entitled to receive pursuant to the terms of this Agreement had it remained a Participant in Contributor, increased in certain cases by additional consideration relating to certain Participants’ exemption from New York City real estate transfer taxes applicable to the transfer) and will acquire the applicable Participation Interest or equity interests in each Charitable Participant, as the case may be, and (iii) after such acquisition, distributions from Contributor will be made in respect of the Participation Interests directly and indirectly transferred thereby, and the Company and/or the Operating Partnership, as the owner(s) of such Charitable Participants or Participation Interests, as the case may be, will be entitled to such distributions, except that each will assign to the applicable Seller the rights to receive distributions in respect of such Participation Interests as set forth in such separate contribution agreements.

NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

TERMS OF AGREEMENT

ARTICLE 1.

CONTRIBUTION

Section 1.1    Contribution of Property Interest and Other Assets. At the Closing and subject to the terms and conditions contained in this Agreement, Contributor shall contribute, transfer, assign, convey and deliver to the Operating Partnership, and the Operating Partnership shall acquire and accept the following (other than Excluded Assets): (a) its Property Interest in the Property together with all easements and other rights appurtenant thereto and (b) all right, title and interest held directly or indirectly by Contributor in (i) all Fixtures and Personal Property related to the Property, if any, (ii) all intangible personal property now or hereafter used in connection with the operation, ownership, maintenance, management or occupancy of the Property, if any (together with the Fixtures and Personal Property the “Contributed Assets”) and (iii) all agreements and arrangements related to the Property, if any, to which Contributor is a party, directly or indirectly, including without limitation, (A) all leases, licenses, tenancies, possession agreements and occupancy agreements (excluding subleases entered into by tenants of the Property, as sublandlord, if any) (“Leases”), if any, (B) all service, equipment, franchise, operating, management, parking, supply, utility and maintenance agreements relating to the Property (in each case, other than such agreements entered into by tenants, if any) and (C) all other agreements to which Contributor is a party (all such agreements, collectively, the “Assumed Agreements”), in each case unless specified as an Excluded Asset in this Agreement and, in each case, free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Lien), other than Permitted Encumbrances. The contribution of the Contributed Assets and the Assumed Agreements, if any, and the assumption of all obligations thereunder, shall be evidenced by the Contribution and Assumption Agreement in the form attached hereto as Exhibit B (the “Contribution and Assumption Agreement”).

Section 1.2    Designation of Assignee. The Company and the Operating Partnership reserve the right, by written notice to Contributor, to reallocate the Property Interest and any other Contributed Assets slated for acquisition by the Operating Partnership in the Consolidation Transaction, such that the Property Interest and any such Contributed Assets will instead be contributed to and acquired by the Company or any Subsidiary of the Company or the Operating Partnership and such entity will assume the obligations of the Operating Partnership under this Agreement (including all liabilities related to the Contributed Assets and Assumed Agreements); provided that such reallocation does not adversely affect the Tax treatment of the Consolidation Transaction contemplated herein to any party hereto.

Section 1.3    Alternate Transaction. In the event that the Operating Partnership determines that a structure change is necessary, advisable or desirable, the Operating Partnership, may elect, in its sole and absolute discretion, to effect an Alternate Transaction, provided that the Requisite Consent would be sufficient to approve such Alternate Transaction. In such event, Contributor (i) hereby agrees and consents to such election without the need for the Operating Partnership to seek any further consent or action from Contributor or any Participant in Contributor and (ii) shall, and to the extent practicable, shall cause its Participants and, if applicable, its Subsidiaries to, enter into and perform any agreements as shall be necessary to consummate such Alternate Transaction. Notwithstanding the foregoing, the Supervisor (on behalf of Contributor) may elect, in its sole discretion, to effect an actual or de facto recapitalization of the Contributor provided that such recapitalization does not change the consideration a Participant in Contributor would receive or the anticipated Tax consequences of the Consolidation Transaction to a Participant in Contributor.

Section 1.4    Excluded Assets. Notwithstanding the foregoing, the parties expressly acknowledge and agree that all assets and properties of Contributor set forth on Schedule 1.4 shall be deemed “Excluded Assets” and not be contributed, transferred, assigned, conveyed or delivered to the Operating Partnership pursuant to this Agreement, and the Operating Partnership shall not have any rights or obligations with respect thereto. On or prior to the Closing, Contributor must distribute to its Participants all of its cash (excluding from distributable cash (a) any reserves on deposit with lenders for escrow accounts, (b) amounts attributable to prepayments of more than thirty-five (35) days of rent, management fees, other income streams or expense reimbursements, (c) amounts held by Contributor as security deposits or amounts otherwise required to be reserved by Contributor pursuant to existing agreements with third parties and (d) cash in addition to the foregoing, if any, required to maintain a normalized level (as determined in good faith by the Supervisor) of Net Working Capital of Contributor (determined based on the most recent quarterly financial statement of Contributor)) to its Participants in accordance with the provisions of the applicable Organizational Documents of Contributor (such assets being deemed part of the definition of “Excluded Assets”); provided, however, that other than the distributions by Contributor and actions taken in connection with the Consolidation Transaction, Contributor has not since the date hereof taken, and shall not take, any action other than actions in the ordinary course consistent with past practice to increase current assets or reduce current liabilities, including by increasing long-term liabilities, decreasing long-term assets, changing reserves or otherwise. The Operating Partnership agrees and acknowledges that none of the Excluded Assets, nor any right, title or interest of Contributor or any Participant therein, shall be deemed to constitute a part of the assets and liabilities contributed to the Operating Partnership, and that such assets and liabilities will be retained by Contributor at the Closing. The Operating Partnership agrees and acknowledges that Contributor must transfer or distribute the Excluded Assets to its Participants at any time and from time to time prior to or after the Closing and no such transfer or distribution shall be deemed to violate or breach any provision under this Agreement or any other documents contemplated hereby.

Section 1.5    Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Operating Partnership shall assume from Contributor (or acquire the Property Interest subject to) and thereafter pay, perform or discharge in accordance with their terms all of the liabilities of Contributor other than the Excluded Liabilities, if any (the “Assumed Liabilities”).

Section 1.6    Excluded Liabilities. Notwithstanding the foregoing, the parties expressly acknowledge and agree that neither the Company nor the Operating Partnership shall assume or agree to pay, perform or otherwise discharge (and shall not acquire the Property Interest subject to) any liabilities, obligations or other expenses of Contributor as to the liabilities of Contributor set forth on Schedule 1.6 or arising out of or relating to the Excluded Assets (the “Excluded Liabilities”), and such Excluded Liabilities shall not be contributed, transferred, assigned, conveyed or delivered to the Company or the Operating Partnership pursuant to this Agreement or deemed to be acquired by the Company or Operating Partnership with the Property Interest and neither the Company nor the Operating Partnership shall have any rights or obligations with respect thereto.

Section 1.7    Existing Loans.

(a)    The Property is encumbered with certain financing as set forth on Section 3.3(q) of the Disclosure Letter (each an “Existing Loan” and collectively the “Existing Loans”). Such notes, mortgages, deeds of trust and all other documents or instruments evidencing, governing or securing such Existing Loans, including any financing statements, and any amendments, consolidations, restatements, modifications and assignments of the foregoing, shall be referred to, collectively, as the “Existing Loan Documents.” Each Existing Loan shall be considered a “Permitted Encumbrance” for purposes of this Agreement. With respect to each Existing Loan, the Operating Partnership at its election shall either (i) assume the Existing Loan at the Closing (subject to obtaining any necessary consents from the lender related to such Existing Loan (in each case a “Lender” and collectively the “Lenders”) prior to Closing), (ii) take title to the Property Interest subject to the lien of the applicable Existing Loan Documents or (iii) cause the Existing Loan to be refinanced or repaid in connection with the Closing; provided, however, that if the Operating Partnership elects to proceed under clauses (i) or (ii) of this sentence with respect to an Existing Loan, the Operating

Partnership nonetheless, at its sole discretion, may cause such Existing Loan to be refinanced or repaid after the Closing. Contributor acknowledges that, from the date of the initial filing of the registration statement on Form S-11 (the “Initial Filing Date”) in connection with the IPO, it shall use its commercially reasonable efforts to facilitate (or, in the case that Contributor is not the borrower under such Existing Loan under which the Property is mortgaged, cooperate with the borrower under each Existing Loan to), within ninety (90) days from the Initial Filing Date, the consent of the Lender to the assumption of each such Existing Loan by the Operating Partnership or any of its Subsidiaries which the Operating Partnership or any of its Subsidiaries intends to assume at the Closing. In addition, Contributor and the Operating Partnership shall use commercially reasonable efforts to cause each Lender related to those Existing Loans which the Operating Partnership intends to assume or take subject to at the Closing, at or before the Closing, to deliver evidence of such Lender’s release of Contributor, the Principals and each of their respective Affiliates from any liability in respect of obligations first arising on or after the Closing Date pursuant to any recourse obligations, guarantees, indemnification agreements, letters of credit posted as security or other similar obligations (the “Existing Loan Release”). In the absence of such Existing Loan Release, at or before the Closing, the Operating Partnership shall enter into an indemnification agreement in substantially the form attached hereto as Exhibit C (the “Existing Loan Indemnity Agreement”) with respect to any obligation under the Existing Loan Documents of Contributor, each of the Principals and each of their respective Affiliates.

(b)    In connection with the assumption of each Existing Loan or the taking of title to the Property Interest subject to the lien of the applicable Existing Loan Documents at the Closing or refinancing or payoff of an Existing Loan or release of any mortgage encumbering the Property after the Closing, as applicable, the Operating Partnership shall bear and be responsible for any assumption fee or prepayment premium, or other penalty or charge assessed by the applicable Lender pursuant to the Existing Loan Documents and associated with such assumption, refinancing or payoff prior to maturity or release, as applicable, and all other fees, charges, costs and expenses of any nature whatsoever, including without limitation, reasonable attorneys’ fees, incurred by or on behalf of Contributor in connection therewith (collectively, “Existing Loan Fees”), and shall indemnify and hold harmless Contributor, the Principals and each of their respective Affiliates from and against any liability under the Existing Loans arising from and after the Closing (including by reason of the failure to have obtained any necessary consents from each applicable Lender prior to Closing) and any Existing Loan Fees. Nothing contained in this Agreement shall preclude the Operating Partnership from reducing or increasing the indebtedness secured by the Property Interest below or above the amount outstanding on the Existing Loans in connection with any refinancing which may occur concurrently with or after Closing. Contributor shall use commercially reasonable efforts along with the Operating Partnership in seeking to obtain approval of the assumption of an Existing Loan or in beginning the process for any refinancing or a payoff of an Existing Loan (such as, without limitation, requesting a payoff statement and estoppel from the holder(s) of such Existing Loan), as applicable. Nothing contained in this Agreement shall be deemed to affect any limitation on the Operating Partnership’s ability to reduce the amount of indebtedness secured by the Property Interest pursuant to the terms of the Tax Protection Agreement.

Section 1.8    Consideration.

(a)    On the Closing Date, the Operating Partnership shall, in exchange for the transfer of the Property Interest and the other Contributed Assets, and the assumption of the Assumed Liabilities and the Assumed Agreements of Contributor to the Operating Partnership, issue to Contributor a number of OP Units, transfer to Contributor a number of shares of Class A Common Stock and/or shares of Class B Common Stock with an aggregate value equal to Contributor’s “Value” (as determined in accordance with Schedule 1.8) (such amount being Contributor’s “Total Consideration”). The number of OP Units, Common Stock and/or shares of Class B Common Stock to be allocated to Contributor shall be determined in accordance with its Participants’ election of OP Units, shares of Class A Common Stock and/or shares of Class B Common Stock pursuant to Contributor’s Prospectus/Consent Solicitation Statement (the “Consent Solicitation”) to be provided to each Participant in Contributor to consent to the Consolidation Transaction.

(i)    As soon as practicable after the Closing Date, the Contributor shall distribute to its Participants, including the Operating Partnership with respect to Participation Interests and overrides contributed to the Operating Partnership by the Malkin Family Contributors, the OP Units, shares of Class A Common Stock and/or shares of Class B Common Stock to which they are entitled pursuant to this Agreement, the applicable Organizational Documents and the Consent Solicitation. Under and subject to the terms of the Consent Solicitation, each Participant in Contributor may be offered the right to elect to receive as a distribution in respect of its Participation Interests upon the consummation of the Consolidation Transaction and the closing of the IPO, instead of all or any portion of the OP Units attributable to it, (A) an equal number of shares of Class A Common Stock, (B) one share of Class B Common Stock for every 50 OP Units such Participant would otherwise receive in the Consolidation Transaction (i.e., such Participant would receive one share of Class B Common Stock and 49 OP Units) or (C) a combination of the foregoing, subject to the limitations set forth in the Consent Solicitation. The number of shares of OP Units to be allocated to Contributor would be reduced by the number of shares of Class A Common Stock and shares of Class B Common Stock to be received by Contributor on behalf of its Participants in lieu of OP Units.

(ii)    No fractional OP Units or shares of Common Stock shall be issued to a Participant pursuant to this Agreement. If aggregating all OP Units or shares of Common Stock that a Participant in Contributor otherwise would be entitled to receive as a result of the Consolidation Transaction would require the issuance of a fractional OP Units or a fractional share of Common Stock, in lieu of such fractional OP Unit or fractional share of Common Stock, the Participant shall be entitled to receive one OP Unit or one share of Common Stock for each fractional OP Unit or share of Common Stock of 0.50 or greater. Neither the Operating Partnership nor the Company will issue an OP Unit or share of Common Stock for any fractional share OP Unit or Common Stock of less than 0.50.

(iii)    As soon as practicable following the determination of the IPO Price and prior to the Closing, all calculations relating to Contributor’s Total Consideration shall be performed in good faith by, or under the direction of, the Company and the Operating Partnership, and, absent manifest error, shall be final and binding upon Contributor and its Participants.

(b)    The parties acknowledge that the transfer to Contributor (for distribution to its Participants) pursuant to this Section 1.8 of (i) OP Units shall be evidenced by an amendment (the “Amendment”) to the OP Agreement admitting Participants receiving OP Units hereunder as limited partners of the OP Partnership and (ii) Common Stock shall be evidenced through the electronic registration of such Common Stock with the Depository Trust Company, a New York corporation (“DTC Registered REIT Stock”), in such names as Contributor shall direct, based on instructions from its Participants receiving shares of Common Stock hereunder, except that the Class B Common Stock may be evidenced in a different form to be determined by the Company. Each Participant in Contributor that will receive OP Units shall be instructed to execute, in connection with its consent to the transactions contemplated by this Agreement, an agreement to become a party to and be bound by the OP Agreement. Contributor may withhold distribution of any OP Units to any of its Participants until such Participant executes an agreement to become a party to and be bound by the OP Agreement.

(c)    On the Closing Date:

(i)    The Total Consideration shall be increased by the amount by which any Net Working Capital (determined based on the most recent quarterly financial statement of Contributor) remaining after the cash distributions to Participants in Contributor described in Section 1.4 exceeds the normalized level of Net Working Capital for Contributor, as determined in good faith by the Supervisor.

(ii)    The Total Consideration shall be decreased by the amount by which any Net Working Capital (determined based on the most recent quarterly financial statement of Contributor) remaining after the cash distributions to Participants in Contributor described in Section 1.4 is less than the normalized level of Net Working Capital for Contributor, as determined in good faith by the Supervisor.

Section 1.9    Tax Treatment.

(a)    So long as some portion of the Total Consideration is in the form of OP Units, the parties intend and agree that the Consolidation Transaction, for U.S. federal income tax purposes, shall constitute an “assets over” partnership merger within the meaning of Treasury Regulation Section 1.708-1(c)(3)(i) and, as a result, that (i) any distribution of Common Stock to a Participant in Contributor who receives solely Common Stock in the Consolidation Transaction shall be treated as a sale by such Participant of its Participation Interest in Contributor and a purchase by the Operating Partnership of such Participation Interest for the Common Stock received by such Participant in accordance with Treasury Regulation Section 1.708-1(c)(4) and (ii) any distribution of Common Stock to a Participant in Contributor who receives a combination of OP Units and Common Stock in the Consolidation Transaction shall be treated (a) as a reimbursement of capital expenditures under Treasury Regulation Section 1.707-4(d), to the extent that the fair market value of such Common Stock does not exceed such Participant’s proportionate share of the capital expenditures of the Contributor as of the Closing Date to be specified on Schedule 1.9 (which shall be provided on or prior to the Closing Date) and (b) as a sale by such Participant of its Participation Interest in Contributor and a purchase by the Operating Partnership of such Participation Interest in accordance with Treasury Regulation Section 1.708-1(c)(4), to the extent (if any) that the fair market value of such Common Stock exceeds such Participant’s proportionate share of the capital expenditures of the Contributor as of the Closing Date to be specified on Schedule 1.9 (which shall be provided on or prior to the Closing Date). At or prior to the Closing Date, the parties will agree to a revision of Schedule 1.9 reflecting the capital expenditures that each Contributing Entity will have incurred as of the Closing Date. Each such Participant who accepts such Common Stock explicitly agrees to the treatment described in the preceding clauses (i) and (ii) as a condition to receiving such Common Stock. The portion of any transfer, assignment and exchange of Property Interests for OP Units by Contributor effectuated pursuant to this Agreement shall constitute a “Capital Contribution” by Contributor to the Operating Partnership pursuant to Article IV of the OP Agreement and is intended to be treated, for U.S. federal income tax purposes, as a contribution to a partnership pursuant to Section 721 of the Code.

(b)    Contributor and the Operating Partnership hereby agree to the U.S. federal income tax treatment described in this Section 1.9, and Contributor and the Operating Partnership shall not maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.

(c)    The Company and the Operating Partnership shall be entitled to deduct and withhold from any portion of the Total Consideration to be distributed to a Participant in Contributor such amount as it is required to deduct and withhold from such payment under the Code or any provision of U.S. federal, state, local or foreign Tax Law. To the extent that amounts are withheld by the Company or the Operating Partnership, such amounts shall be treated for all purposes of this Agreement as having been paid to such Participant or Contributor in respect of which such deduction and withholding was made by the Company or the Operating Partnership.

Section 1.10    Term of Agreement. If the Closing does not occur by December 31, 2014 or such earlier time as the Company determines not to proceed with the IPO (the “Termination Date”), this Agreement shall be deemed terminated and shall be of no further force and effect and none of the Company, the Operating Partnership or Contributor shall have any further obligations hereunder except as specifically set forth in this Agreement.

ARTICLE 2.

CLOSING

Section 2.1    Conditions Precedent.

(a)    Condition to Each Party’s Obligations. The obligations of each party to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions:

(i)    The requisite consent of the Participants in Contributor as set forth on Section 3.3(l) of the Disclosure Letter (the “Requisite Consent”) approving the Consolidation Transaction shall have been obtained. This condition may not be waived by any party;

(ii)    The Company’s registration statement on Form S-11 to be filed after the date hereof with the Securities and Exchange Commission (the “SEC”) shall have become effective under the Act. This condition may not be waived by any party;

(iii)    The Company’s registration statement on Form S-11 shall not be the subject of any stop order or proceeding by the SEC seeking a stop order;

(iv)    The Company’s registration statement on Form S-4 shall not be the subject of any stop order or proceeding by the SEC seeking a stop order;

(v)    The Company shall have received, substantially concurrently with Closing hereunder, the gross proceeds from the IPO less total Underwriting Discount. This condition may not be waived by any party;

(vi)    The consent of the Lenders to the assumption by the Operating Partnership or any of its Subsidiaries of those Existing Loans by the Operating Partnership or any of its Subsidiaries which the Operating Partnership or any of its Subsidiaries intends to assume at the Closing or to the taking of title to the Property Interest subject to the lien of the applicable Existing Loan Documents, as the case may be;

(vii)    All necessary consents and approvals of Governmental Authorities or third parties (other than the Lenders) for Contributor to consummate the transactions contemplated hereby (except for those the absence of which would not have a material adverse effect on the ability of Contributor to consummate the transactions contemplated by this Agreement) shall have been obtained and to the extent the consent or approval of the ground lessor of the Property is required for Contributor to consummate the transactions contemplated hereby, such consent or approval shall have been obtained without qualification as to materiality;

(viii)    No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, issued, entered, promulgated or enforced by any court of competent jurisdiction or Governmental Authority that prohibits the consummation of the transactions contemplated hereby (which condition may not be waived by any party), nor shall any proceeding brought by a Governmental Authority of competent jurisdiction be pending that seeks the foregoing;

(ix)    The closing of the contributions with respect to Empire State Building Company L.L.C. and Empire State Building Associates L.L.C. pursuant to the Formation Transactions shall have occurred simultaneously with the Closing; and

(x)    The IPO Closing (as defined herein) shall have occurred simultaneously with the Closing (or the Closing shall occur prior to, but conditioned upon the immediate subsequent occurrence of, the IPO Closing) and the Class A Common Stock and OP Units shall have been approved for listing on the New York Stock Exchange or another national securities exchange, subject only to official notice of issuance. This condition may not be waived by any party.

(b)    Conditions to Obligations of the Company and the Operating Partnership. The obligations of the Company and Operating Partnership to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions (it being understood that the provisions of Section 2.1(a) and this Section 2.1(b) shall be the only conditions to the obligations of the Company and the Operating Partnership and that, without limiting Contributor’s duties, covenants or obligations expressed elsewhere in this Agreement, the provisions of Section 2.1(a) and this Section 2.1(b) shall be only conditions to Closing and shall not independently create any additional covenants on the part of Contributor):

(i)    Except as would not have a Material Adverse Effect (as defined in clause (i) of such defined term), the representations and warranties of Contributor contained in this Agreement, as well as those of the Principals contained in the Representation, Warranty and Indemnity Agreement, shall be true and correct at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);

(ii)    Contributor shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(iii)    Subject to the provisions of Article 6, there shall not have occurred between the date hereof and the Closing Date any material adverse change in the assets, business, financial condition or results of operation of Contributor and its Subsidiaries and the Property, taken as a whole. It is understood that no material adverse change shall occur by reason of general economic conditions or economic conditions affecting the real estate market generally;

(iv)    [Intentionally Omitted];

(v)    There shall not have been a bankruptcy or similar insolvency proceeding with respect to Contributor; provided that the Company and the Operating Partnership shall have the right to elect to proceed with any Formation Transaction with respect to any Other Contributor that is not the subject of such proceeding;

(vi)    Contributor, directly or through the Attorney-in-Fact, shall have executed and delivered to the Operating Partnership the documents to which it is a party which are required to be delivered pursuant to Sections 2.3 and 2.4 hereof;

(vii)    A reputable title insurance company as selected by the Supervisor (the “Title Company”) shall have irrevocably issued a Title Policy to the Operating Partnership or a Subsidiary thereof, as fee owner of the Property, effective as of the Closing, with respect to the Property containing exceptions only for Permitted Encumbrances;

(viii)    Contributor shall have used commercially reasonable efforts to deliver to the Operating Partnership estoppel certificates from (A) the tenants leasing at least ten percent (10%) of space within the Property (the “Tenant Estoppels”) which estoppels shall be substantially in the form of Exhibit D, or otherwise in the form required under such tenants’ respective Lease, and (B) any third-party ground lessors with respect to the Property (the “Ground Lease Estoppels”), which estoppels shall be in form and substance reasonably satisfactory to the Operating Partnership;

(ix)    Anthony E. Malkin, Peter L. Malkin, the Company and the Operating Partnership shall have entered into the Tax Protection Agreement; and

Any or all of the foregoing conditions may be waived by the Operating Partnership (on its behalf and on behalf of the Company) in its sole and absolute discretion.

(c)    Conditions to Obligations of Contributor. The obligations of Contributor to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions (it being understood that the provisions of Section 2.1(a) and this Section 2.1(c) shall be the only conditions to the obligations of Contributor and that, without limiting any of the Company’s or the Operating Partnership’s duties, covenants or obligations expressed elsewhere in this Agreement, the provisions of Section 2.1(a) and this Section 2.1(c) shall be only conditions to Closing and shall not independently create any additional covenants of the Company or the Operating Partnership):

(i)    Except as would not have a Material Adverse Effect (as defined in clause (ii) of such defined term), the representations and warranties of each of the Operating Partnership and the Company contained in this Agreement shall be true and correct at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);

(ii)    The Company and the Operating Partnership shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date; and

(iii)    The Company and the Operating Partnership each shall have executed and delivered to Contributor the documents required to be delivered pursuant to Sections 2.3 and 2.4 hereof.

Section 2.2    Time and Place; Closing, Closing and IPO Closing. Unless this Agreement shall have been terminated pursuant to Section 1.10, and subject to the satisfaction or waiver of the conditions in Section 2.1, the closing of the transactions contemplated hereunder (the “Closing” or “Closing Date”) shall occur concurrently with (or prior to, but conditioned upon the immediate subsequent occurrence of) the IPO Closing. The Closing shall take place at the offices of Clifford Chance US LLP or such other place as determined by the Company in its sole discretion. The date, time and place of the consummation of the IPO, which shall occur concurrently with or immediately following the Closing, shall be referred to in this Agreement as the “IPO Closing.”

Section 2.3    Closing Deliveries. On the Closing Date, the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, through the Power of Attorney or the Attorney-in-Fact (described in Article 5 hereof), the legal documents and items required to be executed or delivered in connection with the Closing (collectively the “Closing Documents”) to which it is a party or for which it is otherwise responsible that are necessary to carry out the intention of this Agreement and the other transactions contemplated to take place in connection therewith. The Closing Documents and other items to be delivered at the Closing shall be the following:

(a)    The Contribution and Assumption Agreement in the form attached hereto as Exhibit B;

(b)    The OP Agreement and the Articles;

(c)    The Amendment or other evidence of the transfer of OP Units to Contributor and by Contributor to its Participants;

(d)    Evidence of the DTC Registered REIT Stock, which shall bear substantially the legend set forth in the Articles or a written statement of information that the Company will furnish a full statement about certain restrictions on transferability to a stockholder as set forth in the Articles on request and without charge;

(e)    An affidavit from Contributor (or, if Contributor is a disregarded entity within the meaning of Section 1.1445-2(d)(2)(iii), the sole owner of Contributor for such purposes) of non-foreign status satisfying the requirements of Treasury Regulations section 1.1445-2(b)(2);

(f)    The release executed by Operating Partnership and the Company in favor of the employees and Affiliates of the Supervisor in the form attached hereto as Exhibit E;

(g)    A copy of the most recent as-built survey of the Property, if any;

(h)    Any other documents that are in the possession of Contributor or which can be obtained through Contributor’s reasonable efforts which are reasonably requested by the Company or the Operating Partnership or that are reasonably necessary or desirable to assign, transfer, convey, contribute and deliver the Property Interest of Contributor directly, free and clear of all Liens (other than the Permitted Encumbrances) and effectuate the transactions contemplated hereby, including, without limitation, and only to the extent applicable, grant deeds (if transferred directly), assignments of ground leases, air space leases and space leases, bills of sale, general assignments and all state and local transfer Tax returns and any filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation or the recording of deeds or other Property Interest transfer documents is required;

(i)    An assignment of a bargain and sale deed in substantially the form attached as Exhibit F, or in such form as is customary in the applicable jurisdiction which the Title Company shall require in order to issue the Title Policies;

(j)    A standard owner’s affidavit executed by Contributor to the extent necessary to enable the Title Company to issue to the Operating Partnership or its Subsidiary, effective as of the Closing, with respect to the Property, either (i) an ALTA extended coverage owner’s or leasehold policy of title insurance (in current form), with such endorsements thereto as the Operating Partnership may reasonably request (including, without limitation, non-imputation endorsements) or (ii) such endorsements to the currently held owner’s or leasehold policy of title insurance for the Property as the Operating Partnership may reasonably request (including, without limitation, date-down, “Fairway” and co-insurance endorsements), in either event with coverage for the Property equal to the an amount reasonably acceptable to the Operating Partnership, and with a tie-in endorsement with respect to all Contributed Properties located in any state for which such tie-in endorsements can be issued for an owner’s or leasehold policy of title insurance, and levels of reinsurance for the Property as reasonably acceptable to the Operating Partnership, insuring fee simple and/or leasehold title (as applicable) to all real property and improvements comprising the Property in the name of the Operating Partnership (or a Subsidiary thereof, as the Operating Partnership may designate), subject only to the Permitted Encumbrances (collectively, the “Title Policies”);

(k)    The Operating Partnership and the Company on the one hand and Contributor on the other hand shall provide to the other a certified copy of all appropriate corporate resolutions or partnership or limited liability company actions authorizing the execution, delivery and performance by the Operating Partnership and the Company (if so requested by Contributor) and Contributor (if so requested by the Operating Partnership or the Company) of this Agreement, any related documents and the documents listed in this Section 2.3;

(l)    Any Tenant Estoppels, any Ground Lease Estoppels and any other tenant estoppel certificates, in each case, to the extent obtained by the Contributor in accordance with Section 2.1(b)(viii);

(m)    The Operating Partnership and the Company on the one hand and Contributor on the other hand shall provide to the other a certification regarding the accuracy in all material respects of each of their respective representations and warranties in this Agreement at the Closing Date (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date and except for such representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties shall be certified as being accurate in all respects);

(n)    Any books, records and Organizational Documents relating to Contributor that are in the possession of Contributor or which can be obtained through Contributor’s reasonable efforts;

(o)    (i)    All documents reasonably required by a Lender in connection with the assumption or prepayment of an Existing Loan at or prior to Closing and (ii) the Existing Loan Release or the Existing Loan Indemnity Agreement in substantially the form attached hereto as Exhibit C (unless such Existing Loans are repaid at or prior to Closing), as applicable, in each case, duly executed by the applicable party; and

(p)    An assignment of Excluded Assets from the Company, the Operating Partnership or a Subsidiary, as applicable, in favor of Contributor, to achieve the distributions contemplated under Section 1.4, if applicable.

Section 2.4    IPO Closing Deliveries. At the IPO Closing, (a) the Closing Documents shall be delivered to the applicable parties, and the Closing shall be deemed to have occurred (if such Closing has not otherwise occurred immediately prior thereto), and (b) the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered through the Attorney-in-Fact, the legal documents and other items (collectively the “IPO Closing Documents”) to which it is a party or for which it is otherwise responsible that are necessary to carry out the intention of this Agreement and the other transactions contemplated to take place in connection therewith, which IPO Closing Documents and other items shall be the following:

(i)    The Registration Rights Agreement, substantially in the form attached hereto as Exhibit G (the “Registration Rights Agreement”)

(ii)    Lock-up Agreement, signed by or on behalf of Contributor and the Participants in Contributor, except to the extent that Contributor agrees not to distribute shares of Common Stock or OP Units to a Participant that has not executed a Lock-up Agreement, substantially in the form attached hereto as Exhibit H (“Lock-up Agreement”), and which shall have been executed and delivered concurrently with the execution and delivery of this Agreement;

(iii)    The Representation, Warranty and Indemnity Agreement and the Escrow Agreement;

(iv)    The Tax Protection Agreement; and

(v)    If requested by the Operating Partnership, a certified copy of all appropriate corporate or limited liability company resolutions or partnership actions, as applicable, authorizing the execution, delivery and performance by Contributor of this Agreement and any related documents and the documents listed in this Section 2.4.

Section 2.5    Closing Costs. Without limitation on and subject to Section 1.9(c), the Company and the Operating Partnership shall be responsible for (a) any and all documentary transfer, stamp, filing, recording, conveyance, intangible, sales and other similar Taxes incurred in connection with the transactions contemplated hereby, (b) all escrow fees and costs, (c) the costs of any Title Policy, surveys, appraisals, environmental, physical and financial audits and the costs of any other examinations, inspections or audits of the Property, (d) any and all assumption, prepayment or other fees, penalties or amounts due and payable in connection with the discharge and satisfaction or the assumption of any Existing Loan, (e) any costs associated with any new financing, including any application and commitment fees or the costs of such new lender’s other requirements, (f) its own and Contributor’s attorneys’ and advisors’ fees, charges and disbursements, including without limitation, any hourly rate fees paid to the Supervisor for services not included in the basic supervisory fees, (g) any out-of-pocket costs or fees relating to the Consent Solicitation (including, without limitation, the costs of printing and mailing the Consent Solicitation and the fees of the proxy solicitor) or associated with any approvals or deliverable items contemplated hereunder, including, without limitation, consents, waivers, assignments and assumptions, (h) any costs or fees relating to the winding up of Contributor, including the preparation and filing of final Tax returns, (i) all other costs and expenses it and Contributor have incurred in connection with the transactions contemplated hereby or the IPO and (j) all costs and expenses incident to this Agreement, the other documents contemplated by this Agreement and the documents and transactions contemplated hereby or thereby, and not specifically described above. The parties acknowledge and agree that, to the extent any of the foregoing for which the Company and the Operating Partnership are responsible pursuant to this Section 2.5 have been paid by Contributor prior to Closing, Contributor shall provide the Company and the Operating Partnership a schedule thereof together with reasonable evidence of payment thereof and the Company and the Operating Partnership shall be responsible for the reimbursement to Contributor therefor incurred at or prior to Closing. The provisions of this Section 2.5 shall survive the Closing. In the event that the Closing does not occur, each Contributing Entity shall be responsible for its allocable portion of such costs and expenses incurred prior to the date that this Agreement terminates in accordance with the terms hereof.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES

Section 3.1    Representations and Warranties with Respect to the Company and the Operating Partnership. The Operating Partnership and the Company hereby jointly and severally represent and warrant to Contributor as set forth below in this Section 3.1, which representations and warranties are true and correct as of the date hereof:

(a)    Organization; Authority.

(i)    The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all requisite power and authority to enter into this Agreement and each agreement or other document contemplated by this Agreement and to carry out the transactions contemplated hereby or thereby, and to own, lease and/or operate its property, as applicable, and its other assets, and to carry on its business as presently conducted. The Company, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)    The Operating Partnership is a limited partnership duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation and has all requisite power and authority to enter into this Agreement and each agreement or other document contemplated by this Agreement and to carry out the transactions contemplated hereby or thereby, and to own, lease and/or operate its property, as applicable, and its other assets, and to carry on its business as presently conducted. The Operating Partnership, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    Due Authorization. The execution, delivery and performance by the Company and the Operating Partnership of this Agreement and each other agreement or document contemplated by this Agreement to which it is a party have been duly and validly authorized by all necessary actions required of the Company and the Operating Partnership, respectively. This Agreement and each other agreement or document contemplated by this Agreement executed and delivered by or on behalf of the Company and the Operating Partnership constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Company and the Operating Partnership, respectively, each enforceable against the Company and the Operating Partnership, respectively, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)    Litigation. There is no action, suit or proceeding pending or, to the Company’s or the Operating Partnership’s Knowledge, threatened against the Company, the Operating Partnership or any of its Subsidiaries which, if adversely determined, would, individually or together with all such other actions, reasonably be expected to have a Material Adverse Effect. As of the date hereof, there is no action, suit or proceeding pending or, to the Company’s or the Operating Partnership’s Knowledge, threatened against the Company, the Operating Partnership or any of its Subsidiaries which challenges or impairs the ability of the Company, the Operating Partnership or any of its Subsidiaries to execute, deliver or perform its obligations under any of the Closing Documents or to consummate the transactions contemplated hereby and thereby.

(d)    Consents and Approvals. Assuming the accuracy of the representations and warranties of Contributor made hereunder, no consent, order, waiver, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws (each, a “Consent”) is required to be obtained by the Company, the Operating Partnership or any of their Subsidiaries in connection with the execution, delivery and performance of this Agreement or any other agreement or document contemplated by this Agreement to which the Company or the Operating Partnership is a party, or any agreements or transactions contemplated hereby or thereby, except for those consents, orders, waivers, approvals, authorizations, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)    No Violation. Assuming the accuracy of the representations and warranties of Contributor made hereunder, none of the execution, delivery or performance by the Company or the Operating Partnership of this Agreement or any other agreement or document contemplated by this Agreement to which the Company or the Operating Partnership is a party, or any agreement or transaction contemplated hereby or thereby or the consummation of the Consolidation Transaction contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (i) the Organizational Documents of the Company and the Operating Partnership, (ii) any agreement, document or instrument to which the Company or the Operating Partnership is a party thereto or (iii) any term or provision of any judgment, order, writ, injunction, or decree binding on the Company or the Operating Partnership, except for, in the case of clause (ii) or (iii), any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f)    OP Units and Common Stock. The OP Units and the Common Stock, when issued and delivered in accordance with the terms of this Agreement for the consideration described in this Agreement, will have been (i) duly authorized by the Company or the Operating Partnership, as applicable, and when issued against the consideration therefor, will be validly issued by the Company or the Operating Partnership, respectively, (ii) fully paid and non-assessable (with respect to the Common Stock), (iii) not subject to preemptive or similar rights created by statute or any agreement to which the Company or the Operating Partnership is a party or by which it is bound and (iv) free and clear of all Liens created by the Company or the Operating Partnership (other than Liens created by the OP Agreement or the Articles). In addition, upon such issuance of OP Units, Contributor will be admitted as a limited partner of the Operating Partnership and, following distribution by Contributor of OP Units to its Participants, such Participants will be admitted as limited partners of the Operating Partnership in accordance with the OP Agreement.

(g)    OP Agreement and Articles. Attached hereto as Exhibit I are true and correct copies of the OP Agreement and Articles in substantially final form.

(h)    Taxes.

(i)    At the effective time of the IPO and Closing, the Company shall be organized in a manner so as to qualify for taxation as a REIT pursuant to Sections 856 through 860 of the Code. The Company intends to elect to be taxed and to operate in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes commencing with its taxable year ending December 31 of the year in which the Closing takes place.

(ii)    At the effective time of the IPO and at the Closing, the Operating Partnership shall be classified as a partnership and not an association or publicly-traded partnership taxable as a corporation for U.S. federal income tax purposes.

(i)    Bankruptcy. No bankruptcy or similar insolvency proceeding has been filed or is currently contemplated with respect to the Company, the Operating Partnership or any of its Subsidiaries.

(j)    Limited Activities. Except for activities in connection with the IPO or the Formation Transactions, neither the Company nor the Operating Partnership has engaged in any material business or incurred any material obligations.

(k)    No Broker. None of the Company, the Operating Partnership, any of their Subsidiaries, or any of their officers, directors or employees, to the extent applicable, has entered into any agreement with any broker, finder or similar agent or any Person or firm that will result in the obligation of Contributor or any of its Affiliates to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by this Agreement.

(l)    No Other Representations or Warranties. Other than the representations and warranties expressly set forth in this Section 3.1, neither the Company nor the Operating Partnership shall be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby. All representations and warranties of the Company and the Operating Partnership contained in this Agreement shall expire at Closing.

Section 3.2    [Intentionally Omitted]

Section 3.3    Representations and Warranties of Contributor. Contributor hereby represents and warrants to the Company and the Operating Partnership as set forth below in this Section 3.3, which representations and warranties are true and correct as of the date hereof (or such other date specifically set forth below), except as disclosed in the Consent Solicitation, the Prospectus or the disclosure letter delivered from Contributor to the Company and the Operating Partnership simultaneously with the execution of this Agreement (the “Disclosure Letter”), as may be amended from time to time prior to the Closing Date with Consent of the Company and the Operating Partnership:

(a)    Organization; Authority.

(i)    Contributor is a limited liability company, duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority to enter into this Agreement and each agreement or other document contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, and to own, lease and/or operate its Property, as applicable, and its other assets, and to carry on its business as presently conducted. Contributor, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its Property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)    Section 3.3(a) of the Disclosure Letter sets forth as of the date hereof with respect to Contributor (A) each Subsidiary of Contributor, if applicable, (B) the ownership interest in each such Subsidiary and (C) if not wholly owned by Contributor, the identity and ownership interest of each of the other owners of such Subsidiary. Each real property owned or leased pursuant to a ground lease or operating lease by such Contributor is set forth on Exhibit A. Each Subsidiary of Contributor has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of organization, and has all power and authority to own, lease and/or operate its real properties and its other assets, and to carry on its business as presently conducted. Each Subsidiary of Contributor, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its Property make such qualification necessary, other than such failures to be so qualified as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    Due Authorization. The execution, delivery and performance by Contributor of this Agreement and each other agreement or document contemplated by this Agreement to which it is a party has been duly and validly authorized by all necessary actions required of Contributor. This Agreement and each other agreement or document contemplated by this Agreement executed and delivered by or on behalf of Contributor constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Contributor, each enforceable against Contributor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)    Capitalization. Section 3.3(c) of the Disclosure Letter sets forth as of the date hereof a true, correct and complete description of the capitalization of Contributor as provided in the books and records of Contributor, including the override interests of the Supervisor. All of the issued and outstanding equity interests of Contributor are validly issued and, to Contributor’s Knowledge, are not subject to preemptive rights or appraisal, dissenters or similar rights. There are no outstanding rights to purchase, subscriptions, warrants, options or any other security convertible into or exchangeable for equity interests in Contributor or any Subsidiary.

(d)    Licenses and Permits. To Contributor’s Knowledge, all notices, licenses, permits, certificates and authorizations required for the continued use, occupancy, management, leasing and operation of its Property, and for the continued conduct and operation of the business of Contributor have been obtained or can be obtained without unreasonable cost, and to the extent the same have been obtained, are in full force and effect and (to the extent required in connection with the transactions contemplated by this Agreement) are assignable to the Company or the Operating Partnership or a Subsidiary thereof, except in each case for items that, if not so obtained, obtainable, effective and/or assigned, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To Contributor’s Knowledge, none of Contributor, any of its Subsidiaries or any third party has taken any action that (or failed to take any action the omission of which) would result in the revocation of any such notice, license, permit, certificate or authorization where such revocation or revocations would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)    Litigation. There is no action, suit or proceeding pending or, to Contributor’s Knowledge, threatened against Contributor or any of its Subsidiaries which, if adversely determined, would, individually or together with all such other actions, reasonably be expected to have a Material Adverse Effect. As of the date hereof, there is no action, suit or proceeding pending or, to Contributor’s Knowledge, threatened against Contributor or any of its Subsidiaries which challenges or impairs the ability of Contributor or any of its Subsidiaries to execute, deliver or perform its obligations under any of the Closing Documents or to consummate the transactions contemplated hereby and thereby. To Contributor’s Knowledge, there is no outstanding order, writ, injunction or decree of any Governmental Authority against it or affecting all or any portion of the Contributed Assets, which in any such case would reasonably be expected to have a Material Adverse Effect or that would impair Contributor’s ability to execute, deliver or perform its obligations under this Agreement. Contributor has not received any written notice of any pending or threatened proceedings for the rezoning (i.e., as opposed to the current zoning) of the Property or any portion thereof which would substantially and materially impair the current or proposed use thereof.

(f)    Compliance with Laws. Contributor and its Subsidiaries have conducted their respective businesses and maintained the Property in compliance with all applicable Laws, except for such failures that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Contributor nor any of its Subsidiaries has Knowledge of, or has been informed in writing of, any continuing violation of any Laws relating to the conduct of the business of Contributor and/or any of its Subsidiaries or the commencement of any investigation respecting any such possible violation, except in each case for violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To Contributor’s Knowledge, as presently conducted, none of the operation of the buildings, fixtures and other improvements comprising a part of the Property is in violation of any applicable building code, zoning ordinance or other “land use” Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g)    Property Interest.

(i)    Contributor is the holder of the Property Interest as set forth on Exhibit A, free and clear of all Liens except for Permitted Encumbrances.

(ii)    With respect to each ground lease and operating lease identified in Schedule 3.3(g), and each lease under which Contributor is a landlord or sublandlord at the date hereof that is material to the Property, (A) such lease is valid, binding against Contributor, and to Contributor’s Knowledge, the other parties thereto, and in full force and effect, (B) neither Contributor nor any Subsidiary party thereto, and to Contributor’s Knowledge, no other party thereto, is in material violation of, or material default under, such lease, (C) Contributor has not granted an option or a right of first refusal or offer, (D) to Contributor’s Knowledge, no event has occurred and is pending, which, after the giving of notice, with lapse of time, or otherwise, would constitute a material breach or material default by Contributor or any of its Subsidiaries or the applicable lessor under the relevant lease and (E) complete (in all material respects) copies of all such leases have been made available to the Operating Partnership.

(h)    Leases. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Leases to which Contributor or any of its Subsidiaries is a party or by which Contributor or any of its Subsidiaries or the Property is bound or subject, is in full force and effect, and constitutes the legal, valid and binding obligation of Contributor or any of its Subsidiaries, and to Contributor’s Knowledge, the other parties thereto, enforceable against each such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). To Contributor’s Knowledge, no tenant under any such Lease is presently the subject of any voluntary or involuntary bankruptcy or insolvency proceedings, except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i)    Insurance. Contributor and each of its Subsidiaries has in place the public liability, casualty and other insurance coverage with respect to the Property by such Contributor as Contributor reasonably deems necessary, including in all cases, such coverage as is required under the terms of any Existing Loan or ground or operating lease. To Contributor’s Knowledge, each such insurance policy is in full force and effect and all premiums currently due and payable thereunder have been fully paid. To Contributor’s Knowledge, neither Contributor nor any of its Subsidiaries has received from any insurance company any written notices of cancellation or intent to cancel any insurance which remain outstanding.

(j)    Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) Contributor and its Subsidiaries are not in violation of, and have not failed to comply with, any Environmental Laws, (ii) neither Contributor nor any of its Subsidiaries has received any written notice from any Governmental Authority or any other written notice or written claim from any other party alleging that Contributor or any of its Subsidiaries is not in compliance with applicable Environmental Laws with respect to the Property (which non-compliance, if any, has not been remedied or resolved or is not being remedied or resolved), (iii) Contributor or its Subsidiaries, as applicable, has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their principal terms and conditions and (iv) there has not been a release of a hazardous substance on the Property that would require investigation or remediation under applicable Environmental Laws. The representations and warranties contained in this Section 3.3(j) constitute the sole and exclusive representations and warranties made by Contributor concerning environmental matters.

(k)    Eminent Domain. There is no existing or, to Contributor’s Knowledge, threatened in writing condemnation, eminent domain or similar proceeding which would affect the Property.

(l)    Consents and Approvals. The Requisite Consent of the Participants in Contributor to approve the Consolidation Transaction is as set forth on Section 3.3(l) of the Disclosure Letter. Assuming the accuracy of the representations and warranties of the Company and the Operating Partnership made hereunder, and except (i) for the Requisite Consent of the Participants in Contributor to approve the Consolidation Transaction and (ii) as shall have been satisfied on or prior to the Closing Date, no Consent is required to be obtained by Contributor or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or any other agreement or document contemplated by this Agreement to which Contributor is a party and the transactions contemplated hereby or thereby, except for those Consents, the failure of which to obtain or to file, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (it being agreed that the failure to obtain either (A) the Consent of any Lender under an Existing Loan or (B) the Requisite Consent would be expected to have a Material Adverse Effect).

(m)    No Violation. Assuming the accuracy of the representations and warranties of the Company and the Operating Partnership made hereunder, none of the execution, delivery or performance by Contributor of this Agreement or any other agreement or document contemplated by this Agreement to which Contributor is a party, or any agreement or transaction contemplated hereby or thereby or the consummation of the Consolidation Transaction contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (i) the Organizational Documents of Contributor or any Subsidiary, (ii) any material agreement, document or instrument to which Contributor or any Subsidiary or any of their respective assets or properties are bound or (iii) any material term or provision of any judgment, order, writ, injunction, or decree binding on Contributor or any Subsidiary, except for, in the case of clause (ii) or (iii), any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)    Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(i)    Contributor and each of its Subsidiaries has timely filed all Tax returns and reports required to be filed by it with a Governmental Authority (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so). All such Tax returns and reports are accurate and complete in all material respects, and Contributor and each of its Subsidiaries has paid (or had paid on its behalf) all Taxes shown thereon as owing. No deficiencies for any Taxes have been proposed, asserted or assessed in writing against Contributor or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending.

(ii)    There are no Liens for Taxes (other than statutory Liens for Taxes not yet due and payable) upon any of the assets of Contributor and any of its Subsidiaries.

(iii)    Contributor is and has been since its formation treated as a partnership or entity disregarded as an entity separate from its owner for U.S. federal income Tax purposes, and no Governmental Authority responsible for the assessment or collection of Tax has challenged such treatment.

(iv)    There are no pending or, to Contributor’s Knowledge, threatened audits, assessments or other actions for or relating to any liability in respect of income or material non-income Taxes of Contributor or any of its Subsidiaries, or any matters under discussion with any Tax authority with respect to income or non-income Taxes that are likely to result in an additional liability for Taxes with respect to Contributor or its Subsidiaries, and neither Contributor nor its Subsidiaries is, or has ever been, a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax protection, Tax allocation agreement or similar contract.

(o)    Non-Foreign Status. Contributor (or, if Contributor is a disregarded entity within the meaning of Section 1.1445-2(d)(2)(iii), its sole owner for U.S. federal income tax purposes) is not a foreign person (within the meaning of Section 1445(f)(3) of the Code). No amount is required to be withheld by the Company or the Operating Partnership (or any of their respective Affiliates) in respect of consideration treated for U.S. federal income tax purposes as paid to Contributor pursuant to this Agreement.

(p)    Contracts and Commitments. Except as set forth in Section 3.3(p) of the Disclosure Letter, neither Contributor nor any of its Subsidiaries is a party to:

(i)    any agreement pursuant to which Contributor or any of its Subsidiaries provides property management, construction management, asset management, leasing or other real-estate related services to any Person other than another Contributing Entity or a Management Company;

(ii)    any agreement pursuant to which Contributor or any of its Subsidiaries would be required to pay severance to any member, managing member, partner, general partner, director, officer or employee, to the extent applicable, of Contributor, any of its Subsidiaries or the Supervisor;

(iii)     any agreement with another Person limiting or restricting in any material respect the ability of Contributor or any of its Subsidiaries to enter into or engage in any market or line of business (other than agreements with tenants entered into in the ordinary course of business relating to the business that can be conducted at the leased premises and the covenants in any Existing Loan Document);

(iv)    any agreement for the sale of any of the assets of Contributor or any of its Subsidiaries other than in the ordinary course of business or with any other Contributing Entity, or for the grant to any Person of any Liens on or preferential rights to purchase (or buy-sell or similar rights with respect to) any of the assets of Contributor or any of its Subsidiaries other than Liens or any such rights granted to tenants or other third parties for non-material portions of the Properties (e.g., outparcels);

(v)    any agreement involving any joint venture, partnership, strategic alliance, shareholders’ agreement, co-marketing, co-promotion, joint development or similar arrangement, except for the Contributor’s Organizational Documents, any agreement with any other Contributing Entity or Management Company and any such agreements that are terminable upon thirty (30) days’ or less notice without penalty or premium; or

(vi)    any other agreement (or group of related agreements) the performance of which presently requires aggregate payments be made from Contributor or any of its Subsidiaries in excess of $1,000,000 per year other than to its Affiliates.

With respect to each of the contracts to which Contributor or any of its Subsidiaries is a party and which is required to be set forth on Section 3.3(p) of the Disclosure Letter, if any (the “Material Contracts”), such Material Contract is in full force and effect and is the legal, valid and binding obligation of Contributor or its Subsidiaries, and, to Contributor’s Knowledge, the other parties thereto, as applicable, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Complete (in all material respects) copies of the Material Contracts have been made available to the Operating Partnership. With respect to each Material Contract, neither Contributor nor any of its Subsidiaries that is party thereto nor, to Contributor’s Knowledge, any other party, is in material breach or material violation of, or material default under, any such Material Contract, and to Contributor’s Knowledge, no event has occurred and is pending which after the giving of notice, with lapse of time or otherwise would constitute a material breach or material default by Contributor, any of its Subsidiaries or any other party to such Material Contract.

(q)    Existing Loans. Section 3.3(q) of the Disclosure Letter sets forth a complete list of all Existing Loans, including in each case the names of the Lender and borrower thereunder and the outstanding principal balance as of September 30, 2011. With respect to each Existing Loan, (i) the Lender has not declared in writing a default or event of default, (ii) the Lender has not brought any claim in writing under any guaranty and (iii) to Contributor’s Knowledge, no event has occurred which, after the giving of notice, with lapse of time, or otherwise, would constitute a monetary default or a material non-monetary default by the borrower thereunder or give rise to any material claims by the Lender under any guaranties provided with respect thereto. Complete (in all material respects) copies of the Existing Loan Documents have been made available to the Operating Partnership.

(r)    Bankruptcy. No bankruptcy or similar insolvency proceeding has been filed or is currently contemplated with respect to Contributor or any of its Subsidiaries.

(s)    Employees. Neither Contributor nor any of its Subsidiaries has any employees.

(t)    No Broker. Neither Contributor nor any of its Subsidiaries nor any of their members, managing members, partners, general partners, directors, officers, employees or the Supervisor, to the extent applicable, has entered into any agreement with any broker, finder or similar agent or any Person or firm that will result in the obligation of the Company, the Operating Partnership or any of their Affiliates to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by this Agreement.

(u)    No Other Representations or Warranties. Other than the representations and warranties expressly set forth in this Section 3.3, Contributor shall not be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby.

Section 3.4    Survival of Representations and Warranties of Contributor; Remedy for Breach.

(a)    All representations and warranties contained in Section 3.3 (as qualified by the Disclosure Letter) or in any Schedule, Exhibit, certificate or affidavit delivered pursuant to the Agreement shall survive the Closing.

(b)    Notwithstanding anything to the contrary in the Agreement, following the Closing and issuance of OP Units and Common Stock cash to Contributor, neither Contributor nor any member, managing member, partner, general partner, director, officer or employee, to the extent applicable, of Contributor or its Subsidiaries shall be liable under this Agreement for monetary damages (or otherwise) for breach of any of its representations, warranties, covenants and obligations contained in this Agreement or in any Schedule, Exhibit, certificate or affidavit delivered by it pursuant thereto.

ARTICLE 4.

COVENANTS

Section 4.1    Covenants of Contributor.

(a)    From the date hereof through the Closing, and except as contemplated by this Agreement or in connection with the Formation Transactions, Contributor shall not, without the prior written consent of the Operating Partnership:

(i)    Sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of its interest in the Contributed Assets or all or any portion of Contributor’s Property Interest (other than Excluded Assets) other than in the ordinary course of its business consistent with past practice;

(ii)    Except as otherwise disclosed in the Disclosure Letter, mortgage, pledge, hypothecate or encumber all or any portion of the Contributed Assets or the Property;

(iii)    Terminate or amend any existing insurance policies affecting the Property that results in a material reduction in insurance coverage for the Property;

(iv)    Cause or take any action that would render any of the representations or warranties set forth in Section 3.3 untrue in any material respect;

(v)    Authorize or consent to any of the actions prohibited by this Agreement or any of the Closing Documents;

(vi)    Amend the Organizational Documents of Contributor;

(vii)    Adopt a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization with respect to Contributor;

(viii)    Exercise rights, if any, under applicable Organizational Documents, to initiate any buy-sell procedures or to commence any process to market and sell the Property Interest held by Contributor; or

(ix)    Make or change any material Tax elections; settle or compromise any material claim, notice, audit report or assessment in respect of Taxes; change any Tax accounting period; adopt or change any method of Tax accounting; file any amended Tax return; enter into any Tax indemnity agreement, Tax sharing agreement, Tax protection agreement, Tax allocation agreement or similar contract or Tax closing or settlement agreement relating to any Tax; surrender of any right to claim a Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment; in each case, other than in the ordinary course of business and consistent with past practice.

Section 4.2    Commercially Reasonable Efforts. Subject to the terms and conditions provided in this Agreement, each of the Company, the Operating Partnership and Contributor covenants and agrees to use commercially reasonable efforts and cooperate with each other in (a) promptly determining whether any filings are required to be made or consents, approvals, waivers, permits or authorizations are required to be obtained (under any applicable Laws or from any Governmental Authority or third party) in connection with the transactions contemplated by this Agreement, (b) promptly making any such filings, furnishing information required in connection therewith and timely seeking to obtain any such consents, approvals, waivers, permits or authorizations and (c) taking all actions and doing, or causing to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

Section 4.3    Tax Covenants.

(a)    Contributor and the Operating Partnership shall provide each other with such reasonable cooperation and information relating to the Contributed Assets as the parties reasonably require in (i) filing any Tax return, amended Tax return or claim for Tax refund, (ii) determining any liability for taxes or a right to a tax refund, (iii) conducting or defending any proceeding in respect of taxes or (iv) performing tax diligence, including with respect to the impact of this transaction on the Company’s qualification as a REIT for U.S. federal income Tax purposes. The Operating Partnership shall promptly notify Contributor upon receipt by the Operating Partnership or any of its Affiliates of written notice of (A) any pending or threatened tax audits or assessments with respect to the Property and (B) any pending or threatened U.S. federal, state, local or foreign audits or assessments of the Operating Partnership or any of its Affiliates, in each case which would affect the liabilities for Taxes of Contributor with respect to any taxable period, or portion thereof, ending on or prior to the Closing Date. Contributor shall promptly notify the Operating Partnership upon receipt by Contributor or any of its Subsidiaries of written notice of any pending or threatened U.S. federal, state, local or foreign Tax audits or assessments relating to the income, properties or operations of Contributor or with respect to the Property. The Operating Partnership shall be responsible for the prosecution of any claim or audit instituted after the Closing Date with respect to Taxes attributable to any taxable period, or portion thereof, ending on or before the Closing Date, provided, that the Contributor may participate at its own expense and the Operating Partnership shall cooperate with Contributor in the conduct of any such audit or proceeding or portion thereof. Notwithstanding the foregoing, if Contributor has not liquidated, the Operating Partnership may not settle or otherwise resolve any such claim, suit or proceeding which could have an adverse tax effect on the Contributor or its Affiliates (other than on Contributor or any of their Affiliates as a partner of the Operating Partnership) without the consent of the Contributor, such consent not to be unreasonably withheld, conditioned or delayed. Contributor shall deliver to the Operating Partnership all tax returns, schedules and work papers with respect to the Property, and all material records and other documents relating thereto.

(b)    With respect to the Contributed Assets contributed to the Operating Partnership pursuant to this Agreement, the Operating Partnership and Contributor agree that the Operating Partnership shall use the “traditional method,” as described in Section 1.704-3(b) of the Treasury Regulations promulgated under the Code, to make allocations of taxable income and loss among the partners of the Operating Partnership and therefore shall not make any curative or remedial allocations unless the Operating Partnership and the parties to the Tax Protection Agreement agree otherwise in the Tax Protection Agreement.

ARTICLE 5.

POWER OF ATTORNEY

Section 5.1    Grant of Power of Attorney.

(a)    By executing this Agreement, Contributor hereby irrevocably appoints the Operating Partnership (or its designee) and any successor thereof from time to time (such Operating Partnership or designee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the “Attorney-in-Fact”) as the true and lawful attorney-in-fact and agent of Contributor, to act in the name, place and stead of each of Contributor to make, execute, acknowledge and deliver all such other deeds (including grant deeds if applicable), assignments, contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including, without limitation, (i) the execution of any Closing Documents or other documents relating (A) to the acquisition by the Operating Partnership of Contributor’s Property Interest, the Contributed Assets, the Assumed Agreements or the Assumed Liabilities, or (B) an Alternate Transaction or Portfolio Sale as further described in each Contributing Entity’s Consent Solicitation, (ii) any registration rights agreements, tax protection agreements, partnership agreements, including the OP Agreement, and the Lock-up Agreement, (iii) to provide information to the SEC and others about the transactions contemplated hereby and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement, the Formation Transactions and the IPO as fully as could Contributor if personally present and acting (the “Power of Attorney”).

(b)    The Power of Attorney and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of Contributor, and if any other such act or events shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact nevertheless shall be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. Contributor agrees that, at the request of the Operating Partnership, it promptly will execute and deliver to the Operating Partnership a separate power of attorney on the same terms set forth in this Article 5, such execution to be witnessed and notarized, and in recordable form (if necessary). Contributor hereby authorizes the reliance of third parties on each of the Power of Attorney.

(c)    Contributor acknowledges that the Operating Partnership has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Agreement.

(d)    Contributor may withhold distribution of OP Units, Class A Common Stock and Class B Common Stock to any Participant until such Participant executes the Lock-up Agreement and each other document required to be executed by such Participant in connection with the transactions contemplated hereby.

Section 5.2    Limitation on Liability. It is understood that the Attorney-in-Fact assumes no responsibility or liability to any Person by virtue of the Power of Attorney granted by Contributor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility in its capacity as Attorney-in-Fact for the Formation Transactions or the IPO, or the acquisition of the Contributed Assets or the Assumed Agreements by the Operating Partnership or the assumption of the Assumed Liabilities by the Operating Partnership and shall not be liable in its capacity as Attorney-in-Fact for any error or judgment or for any act done or omitted or for any mistake of fact or Law except for its own gross negligence or bad faith, or breach of this Agreement or the terms of its power of attorney provided for in this Agreement. Contributor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any Losses incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney created by Contributor hereby, as well as the cost and expense of investigating and defending against any such Losses, except to the extent such Losses are due to its own gross negligence or bad faith. Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or its successors or Affiliates), at its own cost, and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to Contributor hereunder, release, amend or modify any other power of attorney granted by any other Person under any related agreement.

Section 5.3    Ratification; Third-Party Reliance. Contributor hereby ratifies and confirms that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by Contributor under this Article 5, and Contributor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.

ARTICLE 6.

RISK OF LOSS

The risk of loss relating to Contributor’s Property Interest and the underlying Property prior to the Closing shall be borne by Contributor. If, prior to the Closing, (a) the Property is materially or totally destroyed or damaged by fire or other casualty or (b) the Property is materially or totally taken by eminent domain or through condemnation proceedings, then the Operating Partnership may, at its option (such election to be made as soon as reasonably practicable following such occurrence and in any event prior to the Closing), determine not to acquire the Property Interest of Contributor relating to the Property that has been destroyed, damaged or taken as described above. Contributor shall not have any obligation to repair or replace any such damage, destruction or taken property. Unless the Operating Partnership elects not to acquire the Property Interest of Contributor, at the Closing, Contributor shall pay or cause to be paid to the Operating Partnership any sums collected (directly or indirectly) by Contributor, if any, under any policies of insurance or award proceeds relating to such casualty or condemnation, if any, and otherwise assign to the Operating Partnership all rights (directly or indirectly) of Contributor to collect such sums as may then be uncollected except to the extent required for collection costs or repairs by Contributor prior to the Closing Date, and provided that Contributor shall retain any insurance proceeds attributable to lost rents or other items applicable to any period prior to the Determination Date, and all rights thereto. As used in this Article 6, “materially” destroyed, damaged or taken refers to any casualty loss or damage or any loss due to condemnation, in either case, to the Property or any portion thereof if (a) the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect or other qualified expert selected by Contributor and reasonably approved by the Operating Partnership, or the amount of the proposed condemnation award is, equal to or greater than ten percent (10%) of the Total Consideration for the Property, (b) such loss or damage would entitle tenants occupying more than ten percent (10%) of the total rentable square footage at the Property, in the aggregate, to terminate their Leases or (c) such loss or damage otherwise materially impairs the current use or square footage of such Property (including parking, if material to such use) or access thereto. This Article 6 is an express agreement to the contrary under Section 5-1311 of the New York General Obligation Law.

ARTICLE 7.

MISCELLANEOUS

Section 7.1    Defined Terms.

(a)    Each of the following terms is defined in the Section set forth opposite such term:

TERM	SECTION

Agreement	Preamble
Amendment	1.8(c)
Assumed Agreements	1.1
Assumed Liabilities	1.5
Attorney-in-Fact	5.1(a)
Charitable Electing Participant	1.8(b)(ii)(C)
Charitable Participant	Recital I
Class A Common Stock	Recital B
Class B Common Stock	Recital H
Closing	2.2
Closing Date	2.2
Closing Documents	2.3
Code	Recital B
Common Stock	Recital D
Company	Preamble
Consent	3.1(d)
Consent Solicitation	1.8(a)
Consolidation Transaction	Recital D
Contributed Assets	1.1
Contributed Properties	Recital A
Contributing Entities	Recital A
Contribution and Assumption Agreement	1.1
Contributor	Preamble
Disclosure Letter	3.3
Dispute	7.9(a)
DTC Registered REIT Stock	1.8(c)
Effective Date	Preamble
Excluded Assets	1.4
Excluded Liabilities	1.6
Existing Loan	1.7(a)
Existing Loan Documents	1.7(a)
Existing Loan Fees	1.7(b)
Existing Loan Indemnity Agreement	1.7(a)
Existing Loan Release	1.7(a)
Formation Transactions	Recital A
Ground Lease Estoppel	2.1(b)(viii)
Initial Filing Date	1.7(a)
IPO	Recital B
IPO Closing	2.2
IPO Closing Documents	2.4(b)
Leases	1.1
Lender	1.7(a)(i)
Lock-up Agreement	2.4(b)(ii)
Non-Accredited Participant	1.8(b)(ii)(A)

TERM	SECTION

Malkin Family Contributor	Recital H
Management Companies	Recital A
Material Contracts	3.3(p)
Operating Partnership	Preamble
Optional Contributing Entities	Recital A
Optional Contributed Properties	Recital A
Optional Property Interests	Recital A
OP Units	Recital D
Other Contributors	Recital A
Participant	Recital E
Power of Attorney	5.1(a)
Principals	Recital G
Property	Recital C
Public Electing Participant	1.8(b)(ii)(B)
Property Interests	Recital A
Registration Rights Agreement	2.4(b)(i)
REIT	Recital B
Representation, Warranty and Indemnity Agreement	Recital G
Requisite Consent	2.1(a)(i)
SEC	2.1(a)(ii)
Sellers	Recital I
Tax Protection Agreement	Recital G
Tenant Estoppel	2.1(b)(viii)
Termination Date	1.10
Title Company	2.1(b)(vii)
Title Policies	2.3(j)
Total Consideration	1.8(a)
Value	1.8(a)

(b)    For the purposes of this Agreement, the following terms have the meanings set forth below.

“Act” means the Securities Act of 1933, as amended.

“Accredited Participant” means a Participant in a Contributing Entity (other than the Public Entities) that is an “accredited investor” (as such term is defined in Rule 501 of Regulation D under the Act).

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Alternate Transaction” means (i) the restructuring of the Consolidation Transaction as either (A) a merger of Contributor or a Subsidiary of Contributor with and into either the Company or a wholly-owned subsidiary of the Company or the Operating Partnership or a wholly-owned subsidiary of the Operating Partnership or (B) a merger of a wholly-owned subsidiary of either the Company or the Operating Partnership with and into Contributor or a Subsidiary of Contributor, in each case, to the extent such alternate transaction does not adversely affect the economic benefits to the Participants (taking into account the Tax treatment of such alternate transaction) or (ii) any other transaction pursuant to which the Company, the Operating Partnership or any of their Subsidiaries acquire Contributor or all of the Contributed Assets in a transaction pursuant to which the economic benefits (taking into account the Tax treatment of such alternate transaction) to the Company, the Operating Partnership and the Participants in Contributor are not adversely affected by such alternate transaction as compared to the economic benefits to be received by the Company, the Operating Partnership and such Participants pursuant to this Agreement.

“Articles” means the Articles of Amendment and Restatement of the Company, as amended and restated and in effect immediately prior to the Closing.

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of New York.

“Charitable Organization” means an entity that is or is owned by a charitable organization under Section 501(c)(3) of the Code.

“Claims” means any claims, liabilities, rights, actions, causes of action, allegations, assertions, suits, complaints, demands or requirements.

“Committee” means one or more committees formed in connection with the transactions contemplated hereby, in each case, consisting of representatives of the Supervisor and the Estate of Leona M. Helmsley, and all actions of which shall require unanimous approval.

“Common Stock” means the Class A Common Stock and the Class B Common Stock of the Company, par value $0.01 per share.

“Determination Date” means a date, designated by the Operating Partnership, no more than five (5) Business Days nor less than one (1) Business Day prior to the “Subject to Completion Date” date set forth on the preliminary prospectus printed and distributed to potential investors in connection with the marketing of the IPO (i.e., the “red herring”), provided, however, that if a subsequent preliminary prospectus is thereafter printed and recirculated to potential investors, then the Determination Date shall mean the date of such subsequent preliminary prospectus.

“Environmental Laws” means all applicable federal, state and local Laws governing pollution or the protection of human health or the environment.

“Escrow Agreement” means that certain Indemnity Escrow Agreement entered into concurrently herewith by and among the Principals and the Escrow Agent named therein.

“Fixtures and Personal Property” means all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, tools, and other items of personal property used in connection with the operation or maintenance of the Property; excluding, however, all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, tools, and other items of personal property owned by tenants, subtenants, guests, invitees, employees, easement holders, service contractors and other Persons who own any such property located on the Property.

“Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Indemnity Holdback Amount” shall have the meaning set forth in the Representation, Warranty and Indemnity Agreement.

“Indemnity Holdback Escrow” shall have the meaning set forth in the Representation, Warranty and Indemnity Agreement.

“IPO Price” means the price per share of Class A Common Stock in the IPO, as set forth on the cover page of the final Prospectus relating to the IPO.

“Knowledge” means, with respect to Contributor, any Subsidiary of Contributor, the Company or the Operating Partnership, the current actual knowledge of any Principal or Thomas N. Keltner, Jr. without any duty of investigation or inquiry.

“Laws” means applicable laws, statutes, rules, regulations, codes, orders, ordinances, judgments, injunctions and decrees of any Governmental Authority.

“Lien” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.

“Losses” means all losses, damages, liabilities, fees, charges, costs and expenses of any nature whatsoever, including without limitation, amounts paid in settlement, reasonable attorneys’ fees, costs of investigation, costs of investigative judicial or administrative proceedings or appeals therefrom and costs of attachment or similar bonds, but does not include any diminution in value of the shares of Common Stock or OP Units.

“Material Adverse Effect” means, as the case may be, a material adverse effect on (i) the assets, business, financial condition or results of operations of Contributor and its Subsidiaries the taken as a whole (or on the applicable Property or Property Interest) (as to the representations and warranties relating to Contributor or any of its Subsidiaries) or (ii) on the Company, the Operating Partnership and their Subsidiaries and their properties taken as a whole, after giving effect to the Consolidation Transaction and the IPO (as to the representations and warranties relating to the Company and the Operating Partnership), as applicable.

“Malkin Family Group” means Anthony E. Malkin, Peter L. Malkin and each of their spouses and lineal descendents and the lineal descendents of Lawrence A. Wien (including spouses of such descendents), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, or any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin or any permitted successor in such entity for the benefit of any of the foregoing, including the Supervisor.

“Net Working Capital” means current assets of Contributor (excluding cash and cash equivalents, except to the extent required to maintain the normalized level of working capital for Contributor) less current liabilities of Contributor (excluding the outstanding principal balance under any Existing Loans).

“OP Agreement” means the agreement of limited partnership of the Operating Partnership, as amended and restated and in effect immediately prior to the Closing.

“Organizational Documents” means with respect to any entity, the certificate of formation, limited liability company agreement or operating agreement, participating agreements, certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement and any other governing instrument, as applicable.

“Participation Interests” means the limited liability company, general or limited partnership interests in the Contributing Entities, as applicable and, to the extent a limited liability company, general or limited partnership interests are held by an agent for the benefit of participants, the beneficial ownership of such interests.

“Permitted Encumbrances” means (i) Liens, or deposits made to secure the release of such Liens, securing Taxes, the payment of which is not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued; (ii) zoning Laws generally applicable to the districts in which the Property is located; (iii) easements for public utilities, encroachments, rights of access and/or other non-monetary matters that do not materially interfere with the use of the Property; (iv) Liens securing financing or credit arrangements existing as of the Closing Date and which are not Excluded Liabilities and assumed by the Operating Partnership; (v) Liens arising under leases entered into in the ordinary course of business; (vi) any exceptions contained in the title policies relating to the Property made available to the Company and the Operating Partnership at or prior the date hereof that do not materially detract from the value or the marketability of the Property or the ability of the Property to be financed; (vii) the Liens of all Existing Loan Documents and (viii) any matters that would not have a Material Adverse Effect.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

“Preliminary Appraisal” means the preliminary appraisal attached to the draft of the Consent Solicitation distributed to the Participants in the Contributing Entities that are not publicly owned.

“Prospectus” means the Company’s final prospectus as filed pursuant to Rule 424 under the Act with the SEC.

“Public Entities” means Empire State Building Associates L.L.C., 60 East 42nd St. Associates L.L.C. and 250 West 57th St. Associates L.L.C.

“Subsidiary” means any corporation, partnership, limited liability company, joint venture, trust or other legal entity which the applicable Person owns (either directly or through or together with another Subsidiary) either (i) a general partner, managing member or other similar interest or (ii)(A) 50% or more of the voting power of the voting capital stock or other equity interests or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity. As used herein, “Subsidiary” or “Subsidiaries” refers to the Subsidiaries of Contributor, the Company or the Operating Partnership, as applicable, unless the context otherwise requires.

“Supervisor” means Malkin Holdings LLC or any of it Affiliates, in such Person’s capacity as the supervisor of certain of the Contributing Entities, as applicable.

“Taxes” means all applicable U.S. federal, state, local and foreign income, withholding, property, sales, franchise, employment, excise and other taxes, tariffs or governmental charges of any nature whatsoever, including estimated taxes, together with penalties, interest or additions to Taxes with respect thereto.

“Underwriting Discount” means the underwriting discounts and commissions payable by the Company to the underwriters in the IPO for one share of Class A Common Stock, as set forth on the cover page of the final Prospectus relating to the IPO.

Section 7.2    Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered personally, (b) five (5) Business Days after being mailed by certified mail, return receipt requested and postage prepaid, (c) one (1) Business Day after being sent by a nationally recognized overnight courier or (d) transmitted by facsimile if confirmed within twenty-four (24) hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to the parties at the following addresses (or at such other address for a party as shall be specified by notice from such party).

To the Company and/or the Operating Partnership:

One Grand Central Place

60 East 42nd Street

New York, New York 10165

Phone: (212) 953-0888

Facsimile: (212) 986-8795

Attn: General Counsel

with a copy to:

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Phone: (212) 878-8000

Facsimile: (212) 878-8375

Attn: Larry P. Medvinsky, Esq.

To Contributor:

60 East 42nd St. Associates L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, NY 10165

Phone: (212) 953-0888

Facsimile: (212) 986-8795

Attn: General Counsel

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Phone: (212) 969-3000

Facsimile: (212) 969-2900

Attn: Arnold S. Jacobs, Esq.

Section 7.3    Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to each other party.

Section 7.4    Entire Agreement; Third-Party Beneficiaries. This Agreement and the Closing Documents, including, without limitation, the exhibits hereto and thereto, constitute the entire agreement and supersede each prior agreement and understanding, whether written or oral, among the parties regarding the subject matter of this Agreement and the Closing Documents. This Agreement is not intended to confer any rights or remedies on any Person other than the parties hereto, other than the Estate of Leona M. Helmsley and its Affiliates and Malkin Holdings LLC in respect of the following sentence. Nothing herein shall be deemed to affect the rights of the Estate of Leona M. Helmsley or any of its Affiliates, or Malkin Holdings LLC pursuant to (a) a separate agreement, dated November 28, 2011, between Malkin Holdings LLC and the Estate of Leona M. Helmsley in respect of the Committee or (b) the separate agreement, dated January 14, 2011, by and among Malkin Holdings LLC, LMH 34 LLC, LMH 1333 LLC, LMH 1350 LLC, LMH Equities LLC, Supervisory Management Corp., LMH EBC, LLC, LMH 1400 LLC, LMH Fisk LLC and LMH Lincoln LLC, and in the event of a conflict between either such agreement and this Agreement, the terms of such separate agreement shall control.

Section 7.5    Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of any Laws that might otherwise govern under applicable principles of conflict of laws thereof.

Section 7.6    Amendment; Waiver. Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. This Agreement may be amended prior to the IPO Closing without the consent of any Participant in Contributor, provided that such amendment does not adversely affect the economic benefits to such Participants (taking into account the Tax treatment).

Section 7.7    Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their permitted respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no force and effect, except that the Operating Partnership may designate assignees pursuant to Section 1.2 and otherwise may assign its rights and obligations hereunder to a wholly-owned subsidiary of the Operating Partnership. For the avoidance of doubt, any reference to an acquisition by the Operating Partnership shall also be deemed to refer to an acquisition by any of its Subsidiaries.

Section 7.8    Jurisdiction. Subject to Section 7.9, the parties hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in New York County, New York with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any Claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum or that the venue of the action is improper.

Section 7.9    Dispute Resolution.    The parties intend that this Section 7.9 will be valid, binding, enforceable, exclusive and irrevocable and that it shall survive any termination of this Agreement.

(a)    Upon any dispute, controversy or Claim arising out of or relating to this Agreement or the enforcement, breach, termination or validity thereof (“Dispute”), the party raising the Dispute will give written notice to the other parties to the Dispute describing the nature of the Dispute following which the parties to such Dispute shall attempt for a period of ten (10) Business Days from receipt by the parties of notice of such Dispute to resolve such Dispute by negotiation between representatives of the parties hereto who have authority to settle such Dispute. All such negotiations shall be confidential and any statements or offers made therein shall be treated as compromise and settlement negotiations for purposes of any applicable rules of evidence and shall not be admissible as evidence in any subsequent proceeding for any purpose. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder, except that no defense based on the running of the statute of limitations will be available based upon the passage of time during any such negotiation. Regardless of the foregoing, a party shall have the right to seek immediate injunctive relief pursuant to clause (c) below without regard to any such 10-day negotiation period.

(b)    Any Dispute (including the determination of the scope or applicability of this agreement to arbitrate) that is not resolved pursuant to clause (a) above shall be submitted to final and binding arbitration in New York before one neutral and impartial arbitrator, in accordance with the Laws of the State of New York for agreements made in and to be performed in that State. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, as in effect on the date hereof. The parties hereto shall appoint one arbitrator within fifteen (15) days of a demand for arbitration. If an arbitrator is not appointed within such 15-day period, the arbitrator shall be appointed by JAMS in accordance with its Comprehensive Arbitration Rules and Procedures, as in effect on the date hereof. The arbitrator shall designate the place and time of the hearing. The hearing shall be scheduled to begin as soon as practicable and no later than fifteen (15) days after the appointment of the arbitrator (unless such period is extended by the arbitrator for good cause shown) and shall be conducted as expeditiously as possible, in any event not to exceed forty-five (45) days. The award, which shall set forth the arbitrator’s findings of fact and conclusions of law, shall be filed with JAMS and mailed to the parties no later than thirty (30) days after the close of the arbitration hearing. The arbitration award shall be final and binding on the parties and not subject to collateral attack. Judgment upon the arbitration award may be entered in any federal or state court having jurisdiction thereof.

(c)    Notwithstanding the parties’ agreement to submit all Disputes to final and binding arbitration before JAMS, the parties shall have the right to seek and obtain temporary or preliminary injunctive relief in any court having jurisdiction thereof pursuant to Section 7.8. Such courts shall have authority to, among other things, grant temporary or provisional injunctive relief in order to protect any party’s rights under this Agreement. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect.

(d)    The prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees, and the non-prevailing party shall pay all expenses and fees of JAMS, all costs of the stenographic record, all expenses of witnesses or proofs that may have been produced at the direction of the arbitrator and the fees, costs and expenses of the arbitrator. The arbitrator shall allocate such costs and designate the prevailing party or parties for these purposes.

Section 7.10    Severability. Each provision of this Agreement will be interpreted so as to be effective and valid under applicable Law, but if any provision is held invalid, illegal or unenforceable under applicable Law in any jurisdiction, then such invalidity, illegality or unenforceability will not affect any other provision, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision never had been included in this Agreement.

Section 7.11    Rules of Construction.

(a)    The parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(b)    The words “hereto,” “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

Section 7.12    Time of the Essence. Time is of the essence with respect to all obligations under this Agreement.

Section 7.13    Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 7.14    No Personal Liability Conferred. This Agreement shall not create or permit any personal liability or obligation on the part of the Supervisor or any Participant, shareholder, managing member, general partner, director, officer or employee of Contributor, the Supervisor, the Company or the Operating Partnership, to the extent applicable, in their capacities as such; provided that nothing in this Section 7.14 shall be deemed to affect any liability or obligation of any Person pursuant to the Representation, Warranty and Indemnity Agreement.

Section 7.15    Changes to Form Agreements. Contributor agrees and confirms that the terms of the OP Units and Common Stock and the Consent Solicitation are not final and may be modified depending on the prevailing market conditions at the time of the IPO. By executing this Agreement, Contributor hereby authorizes the Company or the Operating Partnership to, and understands and agrees that the Company or the Operating Partnership may make changes (including changes that may be deemed material) to the Consent Solicitation, and Contributor agrees to receive OP Units and/or shares of Common Stock cash, as the case may be, with such final terms and conditions as the Operating Partnership and the Company shall determine, provided that such changes do not affect Contributor in a manner materially different from the Other Contributors. In addition, Contributor acknowledges that (a) it understands that the information presented in the Consent Solicitation and the attachments thereto will be preliminary and is subject to change (particularly management’s discussion and analysis of financial condition and results of operation, the financial statements and footnotes thereto, the preliminary pro forma financial statements and footnotes thereto, the property information, the IPO Price and the assumed range of shares estimated to be offered in the IPO) in connection with the completion of the audit, the review and comments of the SEC and the investor feedback received during the course of the IPO, (b) the Formation Transactions may be consummated even if less than all of the Contributing Entities and the Public Entities participate in the Formation Transactions, (c) except as contemplated by Section 2.1(a)(ix), the participation of Contributor in the Formation Transactions is not conditioned on the participation of any other Contributing Entity, Public Entity or Management Company, (d) there is likely to be an extended period of time before the Formation Transactions are completed and the terms of the Formation Transactions as described in the Consent Solicitation and the Prospectus, including the Exchange Values, may be significantly different than described in such documents existing as of the date hereof and (e) notwithstanding the foregoing differences, this Agreement will be binding.

Section 7.16    Further Assurances. Contributor on the one hand and the Company and the Operating Partnership on the other hand shall take such other actions and execute such additional documents prior to and following the Closing as the other may reasonably request in order to effect the transactions contemplated hereby.

Section 7.17    Reliance. Each party to this Agreement acknowledges and agrees that it is not relying on Tax advice or other advice from the other party to this Agreement, and that it has consulted with or will consult with its own advisors. The Operating Partnership shall not be liable for any damages resulting from a successful challenge of the treatment or characterization by any taxing authority of the transactions contemplated in this Agreement.

Section 7.18    Survival. The covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Closing, except for those covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Closing and then only to such extent.

Section 7.19    Equitable Remedies; Limitation on Damages. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in New York (as to which the parties agree to submit to jurisdiction for the purpose of such action), this being in addition to any other remedy to which the parties are entitled under this Agreement; provided, however, that nothing in this Agreement shall be construed to permit Contributor to enforce consummation of the IPO.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Contribution Agreement as of the date first written above.

“COMPANY”

EMPIRE STATE REALTY TRUST, INC.

By:
Name:
Title:

“OPERATING PARTNERSHIP”

EMPIRE STATE REALTY OP, L.P.

By:
Name:
Title:

“CONTRIBUTOR”

60 EAST 42nd ST. ASSOCIATES L.L.C.

By:
Name:
Title:

EXHIBIT A

TO

CONTRIBUTION AGREEMENT

CONTRIBUTING ENTITIES, CONTRIBUTED PROPERTIES

AND PROPERTY INTERESTS

Set forth below is a list of each Contributing Entity, its Contributed Property and the Property Interests that are intended to be contributed, directly or indirectly, to the Operating Partnership as part of the Formation Transactions.

Contributing Entity	Contributed Property	Property Interest
Empire State Building Associates L.L.C.	Empire State Building	Ground lessee and indirect fee owner
Empire State Building Company L.L.C.		Operating sublessee

60 East 42nd St. Associates L.L.C.	One Grand Central Place	Fee owner
Lincoln Building Associates L.L.C.		Operating lessee

250 West 57th St. Associates L.L.C.	250 West 57th Street	Fee owner
Fisk Building Associates L.L.C.		Operating lessee

Seventh & 37th Building Associates L.L.C.	501 Seventh Avenue	Fee owner
501 Seventh Avenue Associates L.L.C.		Operating lessee

1333 Broadway Associates L.L.C.	1333 Broadway	Fee owner

1350 Broadway Associates L.L.C.	1350 Broadway	Ground lessee

Marlboro Building Associates L.L.C.	1359 Broadway	Fee owner

1185 Swap Portfolio L.P.	10 Bank Street	Indirect fee owner
	1542 Third Avenue	Indirect fee owner

Fairfield Merrittview Limited Partnership	383 Main Avenue	Indirect fee owner

Soundview Plaza Associates II L.L.C.	69-97 Main Street	Indirect fee owner

East West Manhattan Retail Portfolio L.P.	77 West 55th Street	Indirect fee owner
	1010 Third Avenue	Indirect fee owner

BBSF LLC	Parcel T in Stamford, CT	Fee owner

One Station Place, Limited Partnership	Metro Center	Fee owner

New York Union Square Retail L.P.	10 Union Square	Fee owner

Westport Main Street Retail L.L.C.	103-107 Main Street	Fee owner

First Stamford Place L.L.C.	First Stamford Place	Indirect co-tenant
Fairfax Merrifield Associates L.L.C.		Indirect co-tenant
Merrifield Apartments Company L.L.C.		Indirect operating lessee

500 Mamaroneck Avenue L.P.	500 Mamaroneck Avenue	Co-tenant

OPTIONAL CONTRIBUTING ENTITIES, OPTIONAL CONTRIBUTED PROPERTIES

AND OPTIONAL PROPERTY INTERESTS

Set forth below is a list of each Optional Contributing Entity, its Optional Contributed Property and the Optional Property Interests that may, at the Company’s option, be contributed, directly or indirectly, to the Operating Partnership upon the final resolution of certain litigation with respect to such Optional Contributed Properties.

Optional Contributing Entity	Optional Contributed Property	Optional Property Interest
112 West 34th Street Associates L.L.C.	112-120 West 34th Street	Ground lessee
	122 West 34th Street	Fee owner

112 West 34th Street Company L.L.C.	112-122 West 34th Street	Operating sublessee

1400 Broadway Associates L.L.C.	1400 Broadway	Ground lessee

EXHIBIT B

TO

CONTRIBUTION AGREEMENT

FORM OF CONTRIBUTION AND ASSUMPTION AGREEMENT

Dated as of

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (“Contributor”) hereby assigns, transfers, sells and conveys to Empire State Realty OP, L.P., a Delaware limited partnership (the “Operating Partnership”) or its designee, its entire legal and beneficial right, title and interest in, to and under the following (excluding, however, any Excluded Assets):

•

all of the Contributed Assets and the Assumed Agreements together with all amendments, waivers, supplements and other modifications of and to such Assumed Agreements through the date hereof, in each case to the fullest extent the assignment thereof is permitted by applicable Laws.

TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

Upon the execution and delivery hereof, the Operating Partnership absolutely and unconditionally accepts the foregoing assignment from Contributor of each Contributed Asset and Assumed Agreement listed for Contributor on Schedule A attached hereto, if any, and assumes all Assumed Liabilities (excluding, however, any Excluded Liabilities) from Contributor, and agrees to be bound by the terms, conditions and covenants thereof, and to perform all duties and obligations of Contributor thereunder from and after the date hereof. The Operating Partnership assumes no Excluded Liabilities, if any, and the parties thereto agree that all Excluded Liabilities, if any, shall remain the sole responsibility of Contributor.

Contributor, for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time after the date hereof upon the written request of the Operating Partnership or its successors or assigns, Contributor will, without further consideration, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required by the Operating Partnership or such successors and assigns in order to assign, transfer, set over, convey, assure and confirm unto and vest in the Operating Partnership, its successors and assigns, title to the Contributed Assets and the Assumed Agreements granted, sold, transferred, conveyed and delivered by this Agreement.

Capitalized terms used herein, but not defined have the meanings ascribed to them in the Contribution Agreement, dated as of [                    ], 201[    ], between the Operating Partnership, Contributor and the other parties thereto.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Contribution and Assumption Agreement as of the date first written above.

“CONTRIBUTOR”

60 EAST 42nd ST. ASSOCIATES L.L.C.

By:
Name:
Title:

“OPERATING PARTNERSHIP”

EMPIRE STATE REALTY OP, L.P.

By:
Name:
Title:

EXHIBIT C

TO

CONTRIBUTION AGREEMENT

FORM OF EXISTING LOAN INDEMNITY AGREEMENT

EXHIBIT D

TO

CONTRIBUTION AGREEMENT

FORM OF TENANT ESTOPPEL

EXHIBIT G

TO

CONTRIBUTION AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT H

TO

CONTRIBUTION AGREEMENT

FORM OF LOCK-UP AGREEMENT

Empire State Realty Trust, Inc.

Lock-Up Agreement

[Date]

[Names of Underwriters]

[Address of Underwriters]

as Representatives of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

Re: Empire State Realty Trust, Inc.—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”) of the several Underwriters (as defined below), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in such agreement (collectively, the “Underwriters”) with Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), providing for a public offering (the “Public Offering”) of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement (333-179485) on Form S-11 to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the periods specified in the following paragraph (the “Lock-Up Periods”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company or units of limited partnership interest in Empire State Realty Trust OP, L.P. (“OP Units”), or any options or warrants to purchase any shares of Common Stock of the Company or OP Units, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company or OP Units, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”), and the undersigned will not exercise any right with respect to the registration of any of the Undersigned’s Shares with the SEC, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

The first initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement, with respect to 50% of the Undersigned’s Shares (as determined at the time of expiration of such initial Lock-Up Period), and the second initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 365 days after the Public Offering Date, with respect to the remaining amount the Undersigned’s Shares; provided, however, that if (1) during the last 17 days of either of the initial Lock-Up Periods, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of either of the initial Lock-Up Periods, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 15-day period following the last day of such initial Lock-Up Period, then in each case such Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless each Representative waives, in writing, such extension.

[Names of Underwriters]

The undersigned hereby agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of either initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that such Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may, following the consummation of the Public Offering, transfer up to the following amounts of OP Units:

(a) With respect to Series ES OP Units, a number of Series ES OP Units equal to the product of: (i) the greater of (1) a number of Series ES OP Units with an aggregate value (based on a price per-Series ES OP Unit equal to the per-Share Public Offering price) of $40,000,000 and (2) 1,100,000 Series ES OP Units; multiplied by (ii) the quotient, expressed as a percentage, of (x) the aggregate number of Series ES OP Units owned by the undersigned immediately following consummation of the Public Offering divided by (y) the aggregate number of Series ES OP Units issued and outstanding immediately following consummation of the Public Offering.

(b) With respect to Series 60 OP Units, a number of Series 60 OP Units equal to the product of: (i) the greater of (1) a number of Series 60 OP Units with an aggregate value (based on a price per-Series 60 OP Unit equal to the per-Share Public Offering price) of $2,000,000 and (2) 100,000 Series 60 OP Units; multiplied by (ii) the quotient, expressed as a percentage, of (x) the aggregate number of Series 60 OP Units owned by the undersigned immediately following consummation of the Public Offering divided by (y) the aggregate number of Series 60 OP Units issued and outstanding immediately following consummation of the Public Offering.

(c) With respect to Series 250 OP Units, a number of Series 250 OP Units equal to the product of: (i) the greater of (1) a number of Series 250 OP Units with an aggregate value (based on a price per-Series 250 OP Unit equal to the per-Share Public Offering price) of $2,000,000 and (2) 100,000 Series 250 OP Units; multiplied by (ii) the quotient, expressed as a percentage, of (x) the aggregate number of Series 250 OP Units owned by the undersigned immediately following consummation of the Public Offering divided by (y) the aggregate number of Series 250 OP Units issued and outstanding immediately following consummation of the Public Offering.

The undersigned agrees to be bound by notice provided to the undersigned by the Company of the number of Series ES OP Units, Series 60 OP Units and Series 250 OP Units, as the case may be, that the undersigned may transfer pursuant to the preceding sentence. In addition, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to members of the immediate family of the undersigned, provided that any such immediate family member agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to affiliates of, or entities controlled by, the undersigned, provided that any such affiliate or controlled entity agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (v) with the prior written consent of each Representative on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the

[Names of Underwriters]

transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. It shall be a further condition to any transfer permitted by this paragraph (including clauses (i) through (v) above) that such transfer is not required to be reported with the SEC prior to the expiration of the Lock-up Period on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and that the undersigned does not otherwise voluntarily effect any public filing or report prior to the expiration of the Lock-up Period regarding such transfer. After giving effect to the transactions contemplated by the Public Offering, and, except as contemplated in this paragraph , for the duration of this Lock-Up Agreement, the undersigned will have good title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned may sell any shares of Common Stock of the Company purchased by the undersigned on the open market following the public offering of Common Stock of the Company if and only if such sales are not required to be reported in any public report or filing with the SEC or otherwise prior to the expiration of the Lock-up Period and the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder/Unitholder

Authorized Signature

Title

EXHIBIT I

TO

CONTRIBUTION AGREEMENT

ARTICLES

SCHEDULE 1.4

TO

CONTRIBUTION AGREEMENT

EXCLUDED ASSETS

(a)	All cash and cash equivalents (including certificates of deposit), except to the extent otherwise provided for in Section 1.4 of the Agreement;

(b)	Any right to a refund or other payment relating to a period ending at or prior to the Closing Date, including any real estate tax refund;

(c)	Bank accounts (other than bank accounts holding any refundable cash security deposits, or other credit enhancements held by or for the benefit of Contributor under any applicable Assumed Agreements for the Property or reserves delivered to the Operating Partnership);

(d)	Any refund related to a period at or prior to Closing in connection with the termination of Contributor’s existing insurance policies;

(e)	All contracts between Contributor and any law or accounting firm prior to the Closing Date; and

(f)	Any materials relating to the background or financial condition of a present or prior Participant of Contributor.

SCHEDULE 1.8

TO

CONTRIBUTION AGREEMENT

CALCULATION OF CONTRIBUTOR VALUE

For the purposes of the Agreement, the “Value” of Contributor shall be calculated pursuant to the formula set forth below. Capitalized terms used in this Schedule 1.8 shall have the meanings set forth below and capitalized terms used in this Schedule 1.8 without definition shall have the meanings assigned to such terms in the Agreement.

Number of Shares of OP Units = V/IPO Price

V = AP x TIV

where:

V = Value

AP = Allocable Percentage

TIV = Total Inside Value

“Allocable Percentage” shall mean the percentage calculated as a fraction, the numerator of which is Contributor’s Exchange Value and the denominator of which is the aggregate Exchange Value of the Contributing Entities plus the Management Companies plus any Optional Contributing Entity to the extent consolidated simultaneously with the Formation Transactions on the Closing Date.

“Exchange Value” shall mean the final exchange value determined in accordance with the valuation described in the Prospectus/Consent Solicitation Statement included in the registration statement on Form S-4 for the Company, as the same may be amended or supplemented.

“Public Equity” shall mean the product of: (i) the aggregate number of shares of Class A Common Stock sold to the public in the IPO (excluding the over-allotment option, if any) times (ii) the IPO Price.

“Total Equity” shall mean the product of: (i) the sum of (A) the aggregate number of shares of Common Stock to be outstanding immediately following the IPO Closing (excluding the over-allotment option, if any) and (B) the aggregate number of OP Units to be outstanding immediately following the IPO Closing other than OP Units held by the Company times (ii) the IPO Price.

“Total Inside Value” shall mean the sum of Total Equity minus Public Equity.

60 EAST 42ND ST. ASSOCIATES L.L.C.

PRELIMINARY CONSENT FORM

Reference is made to the Prospectus/Consent Solicitation Statement and the related Prospectus Supplement and Notice of Consent Solicitation to Participants, each dated January 21, 2013. The undersigned participant in the entity named above (the “subject LLC”) hereby votes as set forth below with respect to all participation interests in the subject LLC which the undersigned may be entitled to vote:

Please check the appropriate box.

1.	PROPOSED CONSOLIDATION

FOR ☐	AGAINST ☐	ABSTAIN ☐

The consolidation (“the consolidation”) of the subject LLC into Empire State Realty Trust, Inc. (the “company”) as described in the Prospectus/Consent Solicitation Statement, including the authorization of Malkin Holdings LLC (the “supervisor”) to take, on behalf of the subject LLC, any and all actions that are necessary or appropriate to carry out the consolidation. By voting for the consolidation, the undersigned hereby agrees to all the terms of the Contribution Agreement attached as Appendix B to the Prospectus Supplement (the “Supplement”) with respect to the subject LLC (the “Contribution Agreement”).

2.	ELECTION OF CONSIDERATION IN A CONSOLIDATION

NOTE: In the consolidation, as described in the Prospectus/Consent Solicitation Statement:

(i) if you elect to receive operating partnership units of Empire State Realty OP, L.P. (“Operating Partnership Units”), it is generally expected that you should be treated as receiving the Operating Partnership Units in a tax-deferred transaction; and

(ii) if you elect to receive any Class A common stock of Empire State Realty Trust, Inc. (“Class A Stock”) or Class B common stock of Empire State Realty Trust, Inc. (“Class B Stock”), it is generally expected that you should be treated as receiving such common stock in a taxable transaction.

Participants should read the discussion under the heading “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation” in the Prospectus/Consent Solicitation Statement for information regarding the tax consequences of the consolidation.

I elect to receive my consideration in a consolidation in the following percentages, which should total 100%:

(a)	% OPERATING PARTNERSHIP UNITS, without taking any Class B Stock in place of any such Operating Partnership Units.

(b)	% OPERATING PARTNERSHIP UNITS with CLASS B STOCK, on the basis that I will receive one share of Class B Stock (entitling me to 50 votes) in place of one Operating Partnership Unit out of every 50 Operating Partnership Units which I would otherwise receive.

(c)	% CLASS A STOCK

Items (a), (b), and (c) must total 100%.

To the extent the percentages filled in above total less than 100% or are not filled in at all, the unelected amount will be deemed to be an election for Operating Partnership Units under Item (a).

3.	PROPOSED THIRD-PARTY PORTFOLIO SALE

FOR ☐	AGAINST ☐	ABSTAIN ☐

Authorization of the supervisor to approve an offer from an unaffiliated third-party to purchase the consolidated portfolio if a definitive agreement is signed by December 31, 2015, and to take on behalf of the subject LLC any and all actions that are necessary or appropriate to carry out the foregoing, on the terms described in the Prospectus/Consent Solicitation Statement and Supplement.

4.	REQUEST FOR VOLUNTARY PRO RATA REIMBURSEMENT FOR LITIGATION AND ARBITRATION COSTS

CONSENTS TO ☐	DOES NOT CONSENT TO ☐	ABSTAIN ☐

Voluntary pro rata reimbursement to the supervisor and Peter L. Malkin as described in the Prospectus/Consent Solicitation Statement and Supplement for the prior advances of all costs, plus interest, incurred in connection with litigations and arbitrations with the former property manager and leasing agent of the property in which the subject LLC owns an interest.

************************

THIS CONSENT SOLICITATION IS MADE ON BEHALF OF THE SUPERVISOR, MALKIN HOLDINGS LLC. THE SUPERVISOR RECOMMENDS THAT PARTICIPANTS CONSENT TO EACH OF THE FOREGOING ITEMS.

WHAT EACH PARTICIPANT RECEIVES IN THE CONSOLIDATION OR THIRD-PARTY PORTFOLIO SALE WILL BE BASED ON THE ALLOCATION MADE IN ACCORDANCE WITH THE EXCHANGE VALUE SHOWN IN THE PROSPECTUS/CONSENT SOLICITATION AS MADE BY DUFF & PHELPS, LLC (THE “INDEPENDENT VALUER”) AND THE ENTERPRISE VALUE DETERMINED IN THE COMPANY’S INITIAL PUBLIC OFFERING (THE “IPO”) OR SUCH SALE.

IF THIS CONSENT FORM IS SIGNED AND RETURNED WITHOUT A CHOICE INDICATED AS TO ITEMS 1 OR 3, THE PARTICIPANT WILL BE DEEMED TO HAVE CONSENTED TO SUCH ITEM. IF THIS CONSENT FORM IS SIGNED AND RETURNED WITHOUT A CHOICE INDICATED AS TO ITEM 4, THE PARTICIPANT WILL BE DEEMED NOT TO HAVE CONSENTED TO SUCH ITEM.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL MACKENZIE PARTNERS, INC. (888-410-7850), WHICH HAS BEEN ENGAGED BY THE SUPERVISOR TO ASSIST IN ANSWERING PARTICIPANT INQUIRIES.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS CONSENT FORM, INCLUDING (1) THE ENCLOSED CERTIFICATE OF NON-FOREIGN STATUS (IF APPLICABLE) AND (2) THE ENCLOSED INTERNAL REVENUE SERVICE FORM W-9 (OR OTHER APPLICABLE FORM), ALL IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S. (ALTERNATIVELY, YOU MAY FAX TO 212-929-0308)

If you own participation interests in more than one group in the subject LLC, your consent applies to all such interests.

This consent form signature page also constitutes the signature page for the Lockup Agreement, the form of which is the exhibit to the Contribution Agreement. This consent form signature page also constitutes the signature page for the Limited Partnership Agreement and Registration Rights Agreement, the forms of which are attached as Appendixes D and E, respectively, to the Supplement. By executing this consent form, you agree to be bound by each such applicable agreement in the form attached to the Contribution Agreement or the Supplement, as applicable, all with the same effect as if you signed that agreement. Execution of this page constitutes execution of each such agreement, and the undersigned authorizes this page to be attached as a counterpart signature page for each such agreement.

This consent form must be completed and returned before the expiration date determined by the supervisor.

Date:

Name of Participant:
Investor ID#:

Original investment:	$
Exchange Value*:	$
Voluntary Reimbursement Share:	$

Signature(s) of Participant or Authorized Signatory	Signature(s) of Participant or Authorized Signatory

Title (if Trust or entity)	Title (if Trust or entity)

Please sign your name exactly as shown in print above. If there are two or more joint holders, all such holders must sign. If signing as attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If signing for an entity (corporation, partnership, or limited liability company), please give your full title (officer, partner, or authorized person). If more than one signature is required, this consent form may be executed in separate counterparts.

* Exchange value has been derived from the appraisal by the Independent Valuer and does not represent the value of the consideration you will receive in the consolidation, which will be based on the enterprise value determined in connection with the pricing of the IPO. The enterprise value (which is based on the IPO price) will be determined by, among other things, market conditions at the time of pricing of the IPO, the historical and future performance of the company and its portfolio of properties and the market’s view of the company’s net asset value and other valuation metrics. Today, some REITs’ common stock trades at a premium to perceived net asset value and others trade at a discount to perceived net asset value. The market’s view of the company’s net asset value determined in connection with the IPO could be less than the exchange values determined based on the Appraisal. The Appraisal was undertaken in connection with establishing relative value for the purpose of allocation of interests in the company among contributors of interests in the properties and not to establish the value of shares of common stock in the company upon completion of the IPO. In contrast, the pricing of REIT initial public offerings generally takes into account different factors not considered in the Appraisal, including current conditions in the securities markets, investor preferences and the market’s view of the company’s management team. Additionally, the Appraisal did not take into account transaction costs for the consolidation and the IPO.

The supervisor believes that initial public offering pricing for REIT common stock generally is at a discount to the market price for common stock of well-established, publicly-traded REITs, and that the company’s IPO pricing will be no different. For this and other reasons, the supervisor expects that the enterprise value at the pricing of the IPO will be lower than the aggregate exchange value at the pricing of the IPO, and such discount at the pricing of the IPO could be material and substantial. This discount cannot be determined until the pricing of the IPO. As the company continues to develop a track record as a public company, the supervisor believes that the company’s trading price following the IPO will be based on, among other things, the company’s historical and future performance, its performance relative to its peers, market conditions generally and its continued seasoning in the public markets. The company currently intends to pay regular quarterly dividends based on the performance of the company and its portfolio of properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income (determined without regard to the deduction for dividends paid, and excluding net capital gains) to maintain its qualification as a REIT. REIT taxable income will be determined by the performance of the portfolio of the company’s properties and unaffected by its stock price.

CERTIFICATION OF NON-FOREIGN STATUS: INSTRUCTIONS

The following two pages contain certifications of non-foreign status for (1) participants that are individuals and (2) participants that are entities other than individuals, respectively. If you are a U.S. person for U.S. federal income tax purposes, please complete the applicable certification and include it with your consent form in order to prevent U.S. federal withholding tax from applying to the consideration that you receive in the consolidation.

If a participant is an entity such as a limited liability company that is treated as a “disregarded entity” for U.S. federal income tax purposes, the owner of the participant (or, if the participant is owned by another disregarded entity, the first indirect owner of the participant that is not treated as a disregarded entity for U.S. federal income tax purposes) should complete the certification of non-foreign status.

If you are not a U.S. person for U.S. federal income tax purposes, do not complete a certification of non-foreign status. See “U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences of the Consolidation— Withholding Considerations for Participants” in the prospectus/consent solicitation statement for more information.

CERTIFICATION OF NON-FOREIGN STATUS (INDIVIDUAL PARTICIPANT)

Reference is made to the Prospectus/Consent Solicitation Statement and the related Supplement and Notice of Consent Solicitation to Participants, each dated January 21, 2013 (the “Consent Solicitations”).

To inform Empire State Realty OP, L.P. that withholding of tax is not required upon the consummation of the transactions contemplated in the Consent Solicitations, the undersigned hereby certifies the following:

1.	My name is .

2.	I am not a nonresident alien for purposes of U.S. federal income taxation;

3.	My U.S. taxpayer identifying number (Social Security number) is ; and

4.	My home address is .

I understand that this certificate may be disclosed to the Internal Revenue Service by Empire State Realty OP, L.P. and that any false statement I have made here could be punished by fine, imprisonment or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

Date:

Signature(s) of Participant	Signature(s) of Participant

CERTIFICATION OF NON-FOREIGN STATUS (NON-INDIVIDUAL ENTITY PARTICIPANT)

Reference is made to the Prospectus/Consent Solicitation Statement and the related Supplement and Notice of Consent Solicitation to Participants, each dated January 21, 2013 (the “Consent Solicitations”).

To inform Empire State Realty OP, L.P. that withholding of tax is not required upon the consummation of the transactions contemplated in the Consent Solicitations, the undersigned hereby certifies the following on behalf of the Participant:

1.	The name of the Participant is: .

2.	The Participant is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Treasury Regulations);

3.	The Participant is not a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii);

4.	The Participant’s U.S. employer identification number (or Social Security number, if applicable) is ; and

5.	The Participant’s address is: .

The Participant understands that this certification may be disclosed to the Internal Revenue Service by Empire State Realty OP, L.P. and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Participant.

Date:

Signature(s) of Authorized Signatory	Signature(s) of Authorized Signatory

Title	Title

INTERNAL REVENUE SERVICE FORM W-9 AND W-8

If you are a “U.S. person” for U.S. federal income tax purposes, please complete, sign and date the attached Internal Revenue Service Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form (also attached) and include it with your consent form.

If you are not a “U.S. person” for U.S. federal income tax purposes, you are generally required to complete an Internal Revenue Service Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding” (the “W-8BEN”) or a different Form W-8, depending on your individual circumstances. If you are required to complete a W-8BEN or an alternate form, please complete, sign and date the appropriate form and include it with your consent form. Forms W-8BEN and alternate forms can be found online at www.irs.gov.

THIS IRS FORM W-9 MUST BE COMPLETED BY ALL U.S. PERSONS PARTICIPATING IN THE CONSOLIDATION. NON-U.S. PERSONS SHALL COMPLETE THE APPLICABLE IRS FORM W-8. FAILURE TO COMPLETE AND RETURN THIS FORM (OR FOR NON-U.S. PERSONS, THE APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONSOLIDATION. ADDITIONAL INSTRUCTIONS ARE AVAILABLE ONLINE AT http://www.irs.gov/pub/irs-pdf/fw9.pdf.

TAXPAYER’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No.—For All Accounts

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Get a TIN” in the online instructions, available at:

http://www.irs.gov/pub/irs-pdf/fw9.pdf.

Note: If the account is in more than one name, see the chart in the online instructions to determine what number to enter.

	Social Security Number OR Employer Identification Number	Part II—For Payees Exempt From Backup Withholding, see the additional instructions available online at http://www.irs.gov/pub/irs-pdf/fw9.pdf.

Check appropriate box:

☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/Estate ☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership) V             ☐ Other (specify)

☐ Exempt from Backup Withholding

Part III Certification—Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of the documents accompanying this form other than the certifications required to avoid backup withholding.

SIGNATURE                                                         DATE                     , 2013

FORM OF FIRST AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

EMPIRE STATE REALTY OP, L.P.

a Delaware limited partnership

CERTAIN OF THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

Dated as of [                    ], 2012

D-i

D-ii

D-iii

D-iv

THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EMPIRE STATE REALTY OP, L.P., dated as of                     , 2012 is entered into by and among Empire State Realty Trust, Inc., a Maryland corporation (the “General Partner”), and the Limited Partners (defined below).

WHEREAS, a Certificate of Limited Partnership of the Partnership was filed in the office of the Secretary of State of the State of Delaware on November 28, 2011;

WHEREAS, the General Partner and the Initial Limited Partner entered into an Agreement of Limited Partnership of Empire State Realty OP, L.P., dated as of November 28, 2011, pursuant to which the Partnership was formed (the “Original Agreement”); and

WHEREAS, the General Partner and the Initial Limited Partner desire to amend and restate the Original Agreement in its entirety by entering into this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Original Agreement in its entirety and agree to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, as follows:

ARTICLE I

DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Act” means the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101 et seq.), as it may be amended from time to time, and any successor to such statute.

“Additional Funds” has the meaning set forth in Section 4.04(a) hereof.

“Additional Limited Partner” means a Person who is admitted to the Partnership as a Limited Partner pursuant to Section 4.03 and Section 12.02 hereof.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each Fiscal Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership Year or other applicable period.

“Adjustment Event” shall have the meaning set forth in Section 4.06(a) hereof.

“Adjustment Factor” means 1.0; provided, however, that in the event that:

(i) the General Partner (a) declares or pays a dividend on its outstanding REIT Shares wholly or partly in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares wholly or partly in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

(ii) the General Partner distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than the Value of a REIT Share on the record date for such distribution (each a “Distributed Right”), then, as of the distribution date of such Distributed Rights, or, if later, the time such Distributed Rights become exercisable, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date (or, if later, the date such Distributed Rights become exercisable); provided, however, that if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction;

(iii) the General Partner shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) or (ii) above), which evidences of indebtedness or assets relate to assets not received by the General Partner or its Subsidiaries pursuant to a pro rata distribution by the Partnership, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business on the date fixed for determination of stockholders of the General Partner entitled to receive such distribution by a fraction (i) the numerator of which shall be such Value of a REIT Share on the date fixed for such determination and (ii) the denominator of which shall be the Value of a REIT Share on the dates fixed for such determination less the then fair market value (as determined by the REIT, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share; and

(iv) an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the “Successor Entity”), the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination.

Any adjustments to the Adjustment Factor shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event. Notwithstanding the foregoing, the Adjustment Factor shall not be adjusted in connection with an event described in clauses (i) or (ii) above if, in connection with such event, the Partnership makes a distribution of cash, Partnership Units, REIT Shares and/or rights, options or warrants to acquire Partnership Units and/or REIT Shares with respect to all applicable OP Units (including LTIP Units) or effects a reverse split of, or otherwise combines, the OP Units (including LTIP Units), as applicable, that is comparable as a whole in all material respects with such an event, or if in connection with an event described in clause (iv) above, the consideration in Section 11.02 hereof is paid.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling or controlled by or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests or (iv) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (i), (ii), and (iii) above. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this First Amendment and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P., as it may be amended, supplemented or restated from time to time.

“Assignee” means a Person to whom one or more Partnership Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.05 hereof.

“Available Cash” means, with respect to any period for which such calculation is being made, the amount of cash available for distribution by the Partnership as determined by the General Partner in its sole and absolute discretion.

“Board of Directors” means the board of directors of the General Partner.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Bylaws” means the Bylaws of the General Partner, as amended, supplemented or restated from time to time.

“Capital Account” means, with respect to any Partner, the Capital Account maintained by the General Partner for such Partner on the Partnership’s books and records in accordance with the following provisions:

A. To each Partner’s Capital Account, there shall be added such Partner’s Capital Contributions, such Partner’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.03 hereof, and the principal amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.

B. From each Partner’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.03 hereof, and the principal amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

C. In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Transferred interest.

D. In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

E. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall determine that it is prudent to modify the manner in which the

Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification provided, that such modification will not have a material effect on the amounts distributable to any Partner without such Partner’s Consent. The General Partner may, in its sole discretion, (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

“Capital Account Deficit” has the meaning set forth in Section 13.02(c) hereof.

“Capital Account Limitation” has the meaning set forth in Section 4.07(b) hereof.

“Capital Contribution” means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership or is deemed to contribute to the Partnership pursuant to Section 4.04 hereof.

“Cash Amount” means, with respect to a Tendering Party, an amount of cash equal to the product of (A) the Value of a REIT Share and (B) such Tendering Party’s REIT Shares Amount determined as of the date of receipt by the General Partner of such Tendering Party’s Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day.

“Certificate” means a certificate issued in global form in accordance with the rules and regulations of the Depositary or in such other form as may be adopted by the General Partner, issued by the Partnership evidencing ownership of one or more Partnership Units or a certificate, in such form as may be adopted by the General Partner, issued by the Partnership evidencing ownership of one or more other Partnership Interests.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of the State of Delaware on November 28, 2011, as amended from time to time in accordance with the terms hereof and the Act.

“Charity” means an entity described in Section 501(c)(3) of the Code or any trust all the beneficiaries of which are such entities.

“Charter” means the Articles of Incorporation of the General Partner as filed with the State Department of Assessments and Taxation of Maryland, as amended, supplemented or restated from time to time.

“Class A REIT Share” means a share of the General Partner’s class A common stock, par value $0.01 per share. Where relevant in this Agreement, “Class A REIT Share” includes shares of the General Partner’s class A common stock, par value $0.01 per share, issued upon conversion of Preferred Shares, Junior Shares or Class B REIT Shares.

“Class B REIT Share” means a share of the General Partner’s class B common stock, par value $0.01 per share.

“Closing Price” has the meaning set forth in the definition of “Value.”

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article XIV hereof.

“Constituent Person” shall have the meaning set forth in Section 4.07(f).

“Contributed Entity” has the meaning set forth in the definition of “Indemnitee.”

“Contributed Property” means each item of Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a “new” partnership pursuant to Code Section 708) net of any liabilities assumed by the Partnership relating to such Contributed Property and any liability to which such Contributed Property is subject.

“Controlled Entity” means, as to any Partner, (a) any corporation more than twenty five percent (25%) of the outstanding voting stock of which is owned by such Partner and such Partner’s Family Members and Affiliates, (b) any trust, whether or not revocable, of which such Partner and such Partner’s Family Members and Affiliates are the sole initial income beneficiaries, (c) any partnership of which such Partner or such Partner’s Family Members and Affiliates are the managing partners and in which such Partner, such Partner’s Family Members and Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (d) any limited liability company of which such Partner or such Partner’s Family Members and Affiliates are the managers and in which such Partner, such Partner’s Family Members and Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.

“Conversion Date” shall have the meaning set forth in Section 4.07(b).

“Conversion Notice” shall have the meaning set forth in Section 4.07(b).

“Conversion Right” shall have the meaning set forth in Section 4.07(a).

“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

“Depositary” means, with respect to any Partnership units issued in global form, The Depository Trust Company and its successors and permitted assigns.

“Depreciation” means, for each Partnership Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

“Distributed Right” has the meaning set forth in the definition of “Adjustment Factor.”

“DRO Amount” means the amount specified on Exhibit C with respect to any DRO Partner, as such Exhibit may be amended from time to time.

“DRO Partner” means a Partner who has agreed in writing to be a DRO Partner and has agreed and is obligated to make certain contributions, not in excess of such DRO Partner’s DRO Amount, to the Partnership with respect to such Partner’s Capital Account Deficit upon the occurrence of certain events.

“Economic Capital Account Balances” has the meaning set forth in Section 6.03(c) hereof.

“Effective Date” means the date of closing of the initial public offering of Class A REIT Shares.

“Equity Incentive Plan” means any equity incentive plan hereafter adopted by the Partnership or the General Partner, including the General Partner’s 2011 equity incentive plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Family Member” means, as to a Person that is an individual, such Person’s spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister and any limited liability company or inter vivos or testamentary trusts (whether revocable or irrevocable) of which only such Person, his or her spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister are initial income beneficiaries.

“Forced Redemption” shall have the meaning set forth in Section 4.07(c).

“Forced Redemption Notice” shall have the meaning set forth in Section 4.07(c).

“Funding Debt” means the incurrence of any Debt for the purpose of providing funds to the Partnership by or on behalf of the General Partner or any wholly owned subsidiary of the General Partner.

“General Partner” means Empire State Realty Trust, Inc., and its successors and assigns, as the general partner of the Partnership.

“General Partner Employee” means any employee of the Partnership, the General Partner and any of their subsidiaries.

“General Partner Interest” means the Partnership Interest held by the General Partner, which Partnership Interest is an interest as a general partner under the Act. A General Partner Interest may be expressed as a number of Partnership Units.

“General Partner Loan” has the meaning set forth in Section 4.04(d) hereof.

“Governmental Entity” means any federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body).

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner in its sole discretion.

(b) The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described in clause (i), clause (ii), clause (iii) or clause (iv) hereof shall be adjusted to equal their respective gross fair market values, as determined by the General Partner in its sole discretion using such reasonable method of valuation as it may adopt, as of the following times:

(i) the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.02 hereof or contributions or deemed contributions by the General Partner pursuant to Section 4.02 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; provided, that the issuance of any LTIP Unit shall be deemed to require a recalculation pursuant to this subsection;

(ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

(iv) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

(c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner provided, that, if the distributee is the General Partner or if the distributee and the General Partner cannot agree on such a determination, such gross fair market value shall be determined by an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith.

(d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

(e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Holder” means either (a) a Partner or (b) an Assignee, owning a Partnership Unit, that is treated as a partner of the Partnership for federal income tax purposes.

“Incapacity” or “Incapacitated” means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, or the revocation of the corporation’s charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or any successor thereto or (B) an officer or director, as applicable, of the Partnership, the General Partner or a Subsidiary thereof (including by reason of being named a Person who is about to become a director) and (ii) such other Persons (including (A) Affiliates of the General Partner or the Partnership, (B) a present or former member, manager, shareholder, director, limited partner, general partner, officer or controlling person of (1) Malkin Holdings LLC, (2) an entity that owned an interest in one of the 18 real properties or two acres of land that are going to be or were contributed to the General Partner, the Partnership or their subsidiaries (each such entity, a “Contributing Entity”) in the General Partner’s initial public offering or (3) any direct or indirect partner or member, or any employee benefit plan or other enterprise thereof (provided, that, in the case such direct or indirect partner or member owns direct or indirect interests in any properties not being contributed to the General Partner, the Partnership or their subsidiaries in the General Partners’ initial public offering, only to the extent such service relates to the business of Malkin Holdings LLC or any Contributing Entity) or (C) any agent for participants in any Contributing Entity or any direct or indirect partner or member thereof (provided, that, in the case such direct or indirect partner or member owns direct or indirect interests in any properties not being contributed to the General Partner or the Partnership, only to the extent such service relates to the business of Malkin Holdings LLC or any Contributing Entity)) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

“Independent Directors” means the independent directors of the Board of Directors of General Partner as determined by the rules and regulations of the New York Stock Exchange then in effect.

“Initial Limited Partner” means Anthony E. Malkin.

“IPO” means a public offering of the common stock of the General Partner.

“IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States.

“Junior Share” means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the REIT Shares.

“Junior Unit” means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.01, 4.03 or 4.04 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the OP Units.

“Limited Partner” means any Person named as a Limited Partner in the books and records of the Partnership or the Transfer Agent, or any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership.

“Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of OP Units, LTIP Units, Preferred Units, Junior Units or other Partnership Units.

“Liquidating Event” has the meaning set forth in Section 13.01 hereof.

“Liquidating Gains” has the meaning set forth in Section 6.03(c) hereof.

“Liquidator” has the meaning set forth in Section 13.02(a) hereof.

“LTIP Award” means each or any, as the context requires, LTIP Award issued under any Equity Incentive Plan.

“LTIP Unit” means a Partnership Unit which is designated as an LTIP Unit and which has the rights, preferences and other privileges and restrictions, qualifications, and limitations set forth in Section 4.06 hereof (except as may be varied by the designations applicable to any particular class or series of LTIP Units) and elsewhere in this Agreement (including any exhibit hereto creating any new class or series of LTIP Units) or in the Equity Incentive Plan or the award, vesting, or other agreement pursuant to which an LTIP Unit is granted to the holder thereof. The allocation of LTIP Units among the Partners shall be set forth in the books and records of the Partnership or the Transfer Agent, as may be amended from time to time.

“LTIP Unitholder” means a Partner that holds LTIP Units.

“LV Safe Harbor” has the meaning set forth in Section 10.02(b) hereof.

“LV Safe Harbor Election” has the meaning set forth in Section 10.02(b) hereof.

“LV Safe Harbor Interests” has the meaning set forth in Section 10.02(b) hereof.

“Majority in Interest of the Outside Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partnership Interests held by the General Partner or its Subsidiaries, (ii) any Person of which the General Partner or its Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding in the aggregate Percentage Interests that are greater than 50% of the aggregate Percentage Interests of all such Limited Partners of all classes who are not excluded for the purpose of granting Consent to the applicable action.

“Market Price” has the meaning set forth in the definition of “Value.”

“National Securities Exchange” means an exchange registered with the SEC under Section 6(a) of the Exchange Act or any other exchange (domestic or foreign, and whether or not so registered) designated by the General Partner as a National Securities Exchange.

“Net Income” or “Net Loss” means, for each Partnership Year of the Partnership, an amount equal to the Partnership’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(b) Any expenditure of the Partnership described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

(c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year;

(f) To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(g) Notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.03 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.03 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”

“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares, Preferred Shares or Junior Shares, except that “New Securities” shall not mean any Preferred Shares, Junior Shares or grants under the Equity Incentive Plans or (ii) any Debt issued by the REIT that provides any of the rights described in clause (i).

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.

“OP Unit” means a Series 60 OP Unit, a Series 250 OP Unit, a Series ES OP Unit or a Series PR OP Unit, but does not include any LTIP Unit, Preferred Unit, Junior Unit or any other Partnership Unit specified in a

Partnership Unit Designation as being other than an OP Unit; provided, however, that the General Partner Interest and the Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement.

“OP Unit Economic Balance” has the meaning set forth in Section 6.03(c) hereof.

“Original Agreement” means the original Agreement of Limited Partnership, dated as of November 28, 2011.

“Outside Interest” has the meaning set forth in Section 5.02 hereof.

“Ownership Limit” means the applicable restriction or restrictions on ownership of shares of the General Partner imposed under the Charter.

“Partner” means the General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners.

“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).

“Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

“Partnership” means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

“Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Partnership Interests. A Partnership Interest may be expressed as a number of OP Units, LTIP Units, Preferred Units, Junior Units or other Partnership Units.

“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Partnership Record Date” means the record date established by the General Partner in its sole discretion (a) for determining the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Partners or (b) for the distribution of Available Cash pursuant to Section 5.01 hereof, which record date shall generally be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

“Partnership Unit” shall mean an OP Unit, an LTIP Unit, a Preferred Unit, a Junior Unit or any other fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.01, 4.02, 4.03 or 4.04 hereof.

“Partnership Unit Designation” has the meaning set forth in Section 4.03 hereof.

“Partnership Unit Distribution” shall have the meaning set forth in Section 4.06(a) hereof.

“Partnership Year” means the fiscal year of the Partnership and the Partnership’s taxable year for federal income tax purposes, each of which shall be the calendar year unless otherwise required under the Code.

“Percentage Interest” means, (i) as to any holder of OP Units (subject to Section 4.06(a)), the quotient obtained by dividing the number of OP Units owned by such Partner as shown in the books and records of the Partnership or the Transfer Agent by the total number of OP Units then outstanding as specified in the books and records of the Partnership or the Transfer Agent, as such the books and records may be amended from time to time and (ii) as to a Partner holding any class (other than OP Units) or series of Partnership Interests, its interest in such class or series as determined by dividing the Partnership Units of such class or series owned by such Partner as shown in the books and records of the Partnership or the Transfer Agent by the total number of Partnership Units of such class then outstanding as specified in the books and records of the Partnership or the Transfer Agent, as such the books and records may be amended from time to time. If the Partnership issues additional classes or series of Partnership Interests other than as contemplated herein, the interest in the Partnership among the classes or series of Partnership Interests shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes or series of Partnership Interest, if any, as contemplated by Section 4.03(a).

“Person” means an individual or a corporation, partnership (general or limited), trust, estate, custodian, nominee, unincorporated organization, association, limited liability company or any other individual or entity in its own or any representative capacity.

“Preferred Share” means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares.

“Preferred Unit” means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Sections 4.01, 4.03 or 4.04 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the OP Units.

“Properties” means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, easements and rights of way, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and “Property” shall mean any one such asset or property.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market or another National Securities Exchange or any successor to the foregoing.

“Qualified Assets” means any of the following assets: (i) interests, rights, options, warrants or convertible or exchangeable securities of the Partnership; (ii) Debt issued by the Partnership or any Subsidiary thereof in connection with the incurrence of Funding Debt; (iii) equity interests in Qualified REIT Subsidiaries and limited liability companies (or other entities disregarded from their sole owner for U.S. federal income tax purposes, including wholly owned grantor trusts) whose assets consist solely of Qualified Assets; (iv) up to a one percent (1%) equity interest in any partnership or limited liability company at least ninety-nine percent (99%) of the equity of which is owned, directly or indirectly, by the Partnership; (v) cash held for payment of administrative expenses or pending distribution to security holders of the General Partner or any wholly owned Subsidiary thereof or pending contribution to the Partnership; and (vi) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of the Partnership and its Subsidiaries.

“Qualified REIT Subsidiary” means any Subsidiary of the General Partner that is a “qualified REIT subsidiary” within the meaning of Code Section 856(i).

“Qualified Transferee” means an “Accredited Investor” as defined in Rule 501 promulgated under the Securities Act.

“Record Holder” means the Person in whose name a Partnership Unit is registered on the books and records of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to other Partnership Interests, the Person in whose name any such other Partnership Interest is registered on the books and records of the Partnership which the General Partner has caused to be kept as of the opening of business on such Business Day.

“Recourse Liabilities” means the amount of liabilities owed by the Partnership (other than Nonrecourse Liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-(2)(i) of the Regulations).

“Redemption” has the meaning set forth in Section 8.06(a) hereof.

“Regulations” means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Section 6.03(a)(vii) hereof.

“REIT” means a real estate investment trust qualifying under Code Section 856.

“REIT Payment” has the meaning set forth in Section 15.11 hereof.

“REIT Requirements” has the meaning set forth in Section 5.01 hereof.

“REIT Share” means Class A REIT Shares and Class B REIT Shares.

“REIT Shares Amount” means a number of Class A REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor in effect on the Specified Redemption Date with respect to such Tendered Units; provided, however, that in the event that the General Partner issues to all holders of REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the General Partner’s stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of Class A REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of Class A REIT Shares determined by the General Partner in good faith.

“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series 60 OP Unit” means a fractional share of the Partnership Interests that is designated as a Series 60 Operating Partnership Unit and issued pursuant to Sections 4.01 and 4.02 hereof.

“Series 250 OP Unit” means a fractional share of the Partnership Interests that is designated as a Series 250 Operating Partnership Unit and issued pursuant to Sections 4.01 and 4.02 hereof.

“Series ES OP Unit” means a fractional share of the Partnership Interests that is designated as a Series ES Operating Partnership Unit and issued pursuant to Sections 4.01 and 4.02 hereof.

“Series PR OP Unit” means a fractional share of the Partnership Interests that is designated as a Series PR Operating Partnership Unit and issued pursuant to Sections 4.01 and 4.02 hereof.

“Services Agreement” means any management, development or advisory agreement with a property and/or asset manager for the provision of property management, asset management, leasing, development and/or similar services with respect to the Properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional services.

“Specified Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Redemption; provided, that, if the Class A REIT Shares are not Publicly Traded, the Specified Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Redemption.

“Subsidiary” means, with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.04 hereof.

“Successor Entity” has the meaning set forth in the definition of “Adjustment Factor.”

“Tax Items” has the meaning set forth in Section 6.04(a) hereof.

“Tendered Units” has the meaning set forth in Section 8.06(a) hereof.

“Tendering Partner” has the meaning set forth in Section 8.06(a) hereof.

“Tendering Party” has the meaning set forth in Section 8.06(a) hereof.

“Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

“Termination Transaction” has the meaning set forth in Section 11.02(b) hereof.

“Transaction” shall have the meaning set forth in Section 4.07(f).

“Transfer,” when used with respect to a Partnership Unit, or all or any portion of a Partnership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article XI hereof, “Transfer” does not include (a) any Redemption of Partnership Units by the Partnership or the General Partner, or acquisition of Tendered Units by the General Partner, pursuant to Section 8.06 hereof or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.

“Transfer Agent” means, with respect to any Partnership Units, such bank, trust company or other Person (including the Partnership or one of its Affiliates) as shall be appointed from time to time by the General Partner to act as registrar and transfer agent for such Partnership Units; provided that if no Transfer Agent is specifically designated for such Partnership Units, the General Partner shall act in such capacity.

“Unvested LTIP Units” has the meaning set forth in Section 4.06(c)(i) hereof.

“U.S. GAAP” means U.S. generally accepted accounting principles consistently applied.

“Value” means, on any date of determination with respect to a REIT Share, the average of the daily Market Prices for ten consecutive trading days immediately preceding the date of determination except that, as provided in Section 4.05(b) hereof, the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Equity Incentive Plan shall be substituted for such average of daily market prices for purposes of Section 4.05 hereof; provided, however, that for purposes of Section 8.06, the “date of determination” shall be the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding REIT Shares, the Closing Price for such REIT Shares on such date. The “Closing Price” on any date shall mean the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal National Securities Exchange on which such REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any National Securities Exchange, the last quoted price, or, if not so quoted, the principal other automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the Board of Directors of the General Partner or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT Shares, as determined in good faith by the Board of Directors of the General Partner.

In the event that the REIT Shares Amount includes Rights that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Vested LTIP Units” has the meaning set forth in Section 4.06(c)(i) hereof.

“Vesting Agreement” means each or any, as the context implies, Equity Incentive Plan entered into by an LTIP Unitholder upon acceptance of an award of LTIP Units under an Equity Incentive Plan.

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.01. Organization. The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

Section 2.02. Name. The name of the Partnership is “Empire State Realty OP, L.P.” The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.

Section 2.03. Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is Corporation Service Company. The principal office of the Partnership is located at One Grand Central Place, 60 E. 42nd Street, New York, New York 10165 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

Section 2.04. Power of Attorney.

(a) By executing this Agreement, each Limited Partner and each Assignee irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

(i) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments, supplements or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or the Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, Article XII or Article XIII hereof or the Capital Contribution of any Partner; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests; and

(ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or the Liquidator to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Units or Partnership Interest and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership. Notwithstanding anything else set forth in this Section 2.04(b), no Limited Partner shall incur any personal liability for any action of the General Partner or the Liquidator taken under such power of attorney.

Section 2.05. Term. Pursuant to Sections 17-201(b) and 17-801 of the Act, the term of the Partnership commenced on November 28, 2011 and shall continue perpetually, unless it is dissolved pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

Section 2.06. Partnership Interests as Securities. All Partnership Interests shall be securities within the meaning of, and governed by, (i) Article 8 of the Delaware Uniform Commercial Code and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction.

ARTICLE III

PURPOSE

Section 3.01. Purpose and Business. The purpose and nature of the Partnership is to conduct any business, enterprise or activity permitted by or under the Act; provided, however, such business and arrangements and interests may be limited to and conducted in such a manner as to permit the General Partner, in its sole and absolute discretion, at all times to be classified as a REIT unless the General Partner, in accordance with its Charter and Bylaws, in its sole discretion has chosen to cease to qualify as a REIT or has chosen not to attempt to qualify as a REIT for any reason or for reasons whether or not related to the business conducted by the Partnership. Without limiting the General Partner’s right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the qualification of the General Partner as a REIT inures to the benefit of all Partners and not solely to the General Partner or its Affiliates. In connection with the foregoing, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue and guarantee evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire and construct additional Properties necessary, useful or desirable in connection with its business.

Section 3.02. Powers.

(a) The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership.

(b) The Partnership may contribute from time to time Partnership capital to one or more newly formed entities solely in exchange for equity interests therein (or in a wholly owned subsidiary entity thereof).

(c) Notwithstanding any other provision in this Agreement, the General Partner may cause the Partnership not to take, or to refrain from taking, any action that, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, its securities or the Partnership.

Section 3.03. Partnership Only for Partnership Purposes Specified. This Agreement shall not be deemed to create a company, venture or partnership between or among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.01 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, and the Partnership shall not be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

Section 3.04. Representations and Warranties by the Parties.

(a) Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner, respectively) represents and warrants to, and covenants with, each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner’s property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) subject to the last sentence of this Section 3.04(a), such Partner is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e), (iii) such Partner does not own, directly or indirectly, (a) 9.8% or more of the total combined voting power of all classes of stock entitled to vote, or 9.8% or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) the General Partner or any Qualified REIT Subsidiary, (II) the Partnership or (III) any partnership, venture or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a direct or indirect member or (b) an interest of 9.8% or more in the assets or net profits of any tenant of either (I) the General Partner or any Qualified REIT Subsidiary, (II) the Partnership or (III) any partnership, venture, or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a direct or indirect member, (iv) such Partner has the legal capacity to enter into this Agreement and perform such Partner’s obligations hereunder and (v) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (ii) would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a “foreign person” or “foreign partner,” as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all governmental forms required in connection therewith.

(b) Each Partner acquiring Series PR OP Units (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof in violation of applicable laws, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances in violation of applicable laws. Each Partner acquiring Series PR OP Units further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial and tax matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

(c) The representations and warranties contained in Sections 3.04(a) and 3.04(b) hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

(d) Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by the General Partner, any Partner or any employee or representative or Affiliate of the General Partner or any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

(e) Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, permit the modification of any of the representations and warranties contained in Sections 3.04(a) and 3.04(b) above as applicable to any Partner (including, without limitation any Additional Limited Partner or Substituted Limited Partner or any transferee of either), provided, that such representations and warranties, as modified, shall be set forth in either (i) a Partnership Unit Designation applicable to the Partnership Units held by such Partner or (ii) a separate writing addressed to the Partnership and the General Partner

(f) When a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding OP Units, the representations made in this Section 3.04 shall be made by the beneficial owner of OP Units held by the nominee.

ARTICLE IV

CAPITAL CONTRIBUTIONS

Section 4.01. Capital Contributions of the Partners.

(a) Capital Contributions. Each Partner has made a Capital Contribution to the Partnership and owns Partnership Units in the amount and designation set forth for such Partner on the books and records of the Partnership or the Transfer Agent, as the same may be amended, or caused to be amended, from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges, conversions or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner’s ownership of Partnership Units. Except as provided by law or in Section 4.04, 10.04 or 13.02(d) hereof, the Partners shall have no obligation or right to make any additional Capital Contributions or loans to the Partnership.

(b) General Partnership Interest. A number of Series PR OP Units held by the General Partner equal to one percent (1%) of all outstanding OP Units shall be deemed to be the General Partner Interest of the General Partner. All other Partnership Units held by the General Partner shall be deemed to be Limited Partner Interests and shall be held by the General Partner in its capacity as a Limited Partner in the Partnership.

Section 4.02. Classes and Series of Partnership Units. From and after the Effective Date, until such time as additional classes or series of Partnership Units are created pursuant to Section 4.03(a) below, the Partnership shall have two classes of Partnership Units, entitled “OP Units” and “LTIP Units.” From and after the Effective Date, until such time as additional series of OP Units are created pursuant to Section 4.03(a) below, the OP Units shall consist of four series of Partnership Units, entitled “Series 60 Operating Partnership Units,” “Series 250 Operating Partnership Units,” “Series ES Operating Partnership Units and “Series PR Operating Partnership

Units.” Subject to Section 4.06, OP Units, LTIP Units, or Partnership Units of any additional class or series, at the election of the General Partner, in its sole and absolute discretion, may be issued to newly admitted Partners in exchange for any Capital Contributions by such Partners and/or the provision of services by such Partners. Any Partnership Unit that is not specifically designated by the General Partner as being of a particular class or series shall be deemed to be a Series PR OP Unit. Each of the Series PR OP Units, Series 60 OP Units, Series 250 OP Units and Series ES OP Units shall have the same rights as to distributions and liquidations and shall vote together as a single class of OP Units on all matters which the holders of OP Units have the right to approve, as set forth herein.

Section 4.03. Issuances of Additional Partnership Interests.

(a) General. Notwithstanding Section 7.03(b) hereof, the General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner) or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units or other securities issued by the Partnership, (ii) for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership and (iii) in connection with any merger of any other Person into the Partnership or any Subsidiary of the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership or any Subsidiary of the Partnership. Any Partnership Unit that is not specifically designated by the General Partner as being of a particular class or series shall be deemed to be a Series PR OP Unit. Subject to Delaware law, any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as shall be determined by the General Partner, in its sole and absolute discretion without the approval of any Limited Partner, and set forth in a written document thereafter attached to and made an exhibit to this Agreement which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Partnership Unit Designation”). Without limiting the generality of the foregoing, the General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share (on a pari passu, junior or preferred basis) in Partnership distributions; (c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Partnership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Partnership Interests. Nothing in this Agreement shall prohibit the General Partner from issuing Partnership Units for less than fair market value if the General Partner concludes in good faith that such issuance is in the best interest of the Partnership. Upon the issuance of any additional Partnership Interest, the General Partner shall cause such issuance to be reflected in the books and records of the Partnership or the Transfer Agent, as appropriate.

(b) Issuances to the General Partner. No additional Partnership Units shall be issued to the General Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests with respect to the class of Partnership Units so issued, (ii) (a) the additional Partnership Units are (x) OP Units issued in connection with an issuance of REIT Shares or (y) Partnership Units (other than OP Units) issued in connection with an issuance of Preferred Shares, Junior Shares, New Securities or other interests in the General Partner (other than REIT Shares), which Preferred Shares, Junior Shares, New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General Partner and (b) the General Partner directly or indirectly contributes or otherwise causes to be transferred to the Partnership the cash proceeds or other consideration, if any, received in connection with the issuance of such REIT Shares, Preferred Shares, Junior Shares, New Securities or other interests in the General Partner or (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of Debt, Partnership Units or other securities issued by the Partnership. In the event that the Partnership issues additional Partnership Units pursuant to this Section 4.03(b), the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Sections 6.02(b) and 8.06) as it determines are necessary to reflect the issuance of such additional Partnership Interests, without the approval of any Limited Partner.

(c) No Preemptive Rights. No Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

Section 4.04. Additional Funds and Capital Contributions.

(a) General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds (“Additional Funds”) for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.04 without the approval of any Limited Partners.

(b) Additional Capital Contributions. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.03 above) in consideration therefor and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect the issuance of such additional Partnership Units.

(c) Loans by Third Parties. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units or REIT Shares; provided, however, that the Partnership shall not incur any such Debt if any Partner would be personally liable for the repayment of such Debt (unless such Partner otherwise agrees).

(d) General Partner Loans. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to the General Partner (a “General Partner Loan”), if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the General Partner, the net proceeds of which are loaned to the Partnership to provide such Additional Funds or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (a) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest or (b) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

(e) Issuance of Securities by the General Partner. The General Partner shall not issue any additional REIT Shares, Preferred Shares, Junior Shares or New Securities unless the General Partner contributes directly or indirectly the cash proceeds or other consideration, if any, received from the issuance of such additional REIT Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Units or (y) in the case of an issuance of Preferred Shares, Junior Shares or New Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred

Shares, Junior Shares or New Securities; provided, however, that notwithstanding the foregoing, the General Partner may issue REIT Shares, Preferred Shares, Junior Shares or New Securities (a) pursuant to Section 4.05 or 8.06(b) hereof, (b) pursuant to a dividend or distribution (including any stock split) wholly or partly of REIT Shares, Preferred Shares, Junior Shares or New Securities to all of the holders of REIT Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion of Junior Shares into REIT Shares, (e) upon a conversion, redemption, exchange or exercise of New Securities or, (f) pursuant to share grants or awards made pursuant to any equity incentive plan of the General Partner. In the event of any issuance of additional REIT Shares, Preferred Shares, Junior Shares or New Securities by the General Partner, and the direct or indirect contribution to the Partnership, by the General Partner, of the cash proceeds or other consideration received from such issuance, if any, the Partnership shall pay the General Partner’s expenses associated with such issuance, including any underwriting discounts or commissions (it being understood that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter’s discount or other expenses paid or incurred by the General Partner in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have reimbursed the General Partner pursuant to Section 7.04(b) for the amount of such underwriter’s discount or other expenses). Nothing in this Agreement shall prohibit the General Partner from issuing Partnership Units for less than fair market value if the General Partner concludes in good faith that such issuance is in the best interest of the Partnership.

(f) Redemption of Securities of the General Partner. Except as otherwise provided in Section 8.06(b), if, at any time, any REIT Shares, Preferred Shares, Junior Shares or New Securities are redeemed or otherwise repurchased (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, the Partnership shall, immediately prior to such redemption or repurchase, redeem or repurchase an equal number of Partnership Units held by the General Partner, in the case of REIT Shares, or, in the case of Preferred Shares, Junior Shares or New Securities, an equal number of Partnership Units held by the General Partner with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or New Securities upon the same terms and for the same price per Partnership Unit as such REIT Shares, Preferred Shares, Junior Shares or New Securities are redeemed. If, at any time, any REIT Shares are redeemed or otherwise repurchased by the General Partner, the Partnership shall, immediately prior to such redemption or repurchase, redeem or repurchase a number of Partnership Units held by the General Partner equal to the quotient of (i) the REIT Shares so redeemed or repurchased, divided by (ii) the Adjustment Factor then in effect, such redemption or repurchase to be upon the same terms and for the same price per Partnership Unit (after giving effect to application of the Adjustment Factor) as such REIT Shares are redeemed or repurchased.

Section 4.05. Equity Incentive Plan.

(a) Options Granted to General Partner Employees and Independent Directors. If at any time or from time to time, in connection with an Equity Incentive Plan, a stock option granted for REIT Shares to a General Partner Employee or Independent Director is duly exercised:

(i) the General Partner shall, as soon as practicable after such exercise, make or cause to be made directly or indirectly a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of such stock option.

(ii) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.05(a)(i) hereof, the General Partner shall be deemed to have contributed directly or indirectly to the Partnership, as a Capital Contribution, in consideration of an additional Limited Partner Interest (expressed in and as additional Partnership Units), an amount equal to the Value of a Class A REIT Share as of the date of exercise multiplied by the number of Class A REIT Shares then being issued in connection with the exercise of such stock option.

(iii) An equitable Percentage Interest adjustment shall be made in which the General Partner shall be treated as having made a cash contribution equal to the amount described in Section 4.05(a)(ii) hereof.

(b) Special Valuation Rule. For purposes of this Section 4.05, in determining the Value of a Class A REIT Share, only the trading date immediately preceding the exercise of the relevant stock option under the Equity Incentive Plan shall be considered.

(c) Future Equity Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner from adopting, modifying or terminating any Equity Incentive Plan, for the benefit of employees, directors or other business associates of the General Partner, the Partnership or any of their Affiliates. The Limited Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the General Partner, amendments to this Section 4.05 may become necessary or advisable and that any approval or consent of the Limited Partners required pursuant to the terms of this Agreement in order to effect any such amendments requested by the General Partner shall not be unreasonably withheld or delayed.

Section 4.06. LTIP Units.

(a) Issuance of LTIP Units. The General Partner may from time to time issue LTIP Units, in one or more classes or series established in accordance with Section 4.03, to Persons who provide services to the Partnership, for such consideration as the General Partner may determine to be appropriate, and admit such Persons as Limited Partners. Any provision herein relating to LTIP Units or LTIP Unitholders may be varied by the provisions applicable to an individual class or series of LTIP Units. Except to the extent a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a profits interest in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the IRS with respect thereto. Subject to the following provisions of this Section 4.06 and the special provisions of Sections 4.07 and 6.03(c), LTIP Units shall be treated as OP Units, with all of the rights, privileges and obligations attendant thereto. For purposes of computing the Partners’ Percentage Interests, holders of LTIP Units shall be treated as holders of OP Units and LTIP Units shall be treated as OP Units. In particular, the Partnership shall maintain at all times a one-to-one correspondence between LTIP Units and OP Units for conversion, distribution and other purposes, including without limitation complying with the following procedures:

(i) If an Adjustment Event (as defined below) occurs, then the General Partner shall make a corresponding adjustment to the LTIP Units to maintain the same correspondence between OP Units and LTIP Units as existed prior to such Adjustment Event. The following shall be Adjustment Events: (A) the Partnership makes a distribution on all outstanding OP Units in Partnership Units, (B) the Partnership subdivides the outstanding OP Units into a greater number of units or combines the outstanding OP Units into a smaller number of units, or (C) the Partnership issues any Partnership Units in exchange for its outstanding OP Units by way of a reclassification or recapitalization of its OP Units. If more than one Adjustment Event occurs, the adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction, (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan, or (z) the issuance of any Partnership Units to the General Partner in respect of a capital contribution to the Partnership of proceeds from the sale of securities by the General Partner. If the Partnership takes an action affecting the OP Units other than actions specifically described above as “Adjustment Events” and in the opinion of the General Partner such action would require an adjustment to the LTIP Units to maintain the one-to-one correspondence described above, the General Partner shall have the right to make such adjustment to the LTIP Units, to the extent permitted by law and by any Equity Incentive Plan, in such manner and at such time as the General Partner, in its sole discretion, may determine to be appropriate under the circumstances. If an adjustment is made to the LTIP Units as herein provided the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall mail a notice to each LTIP Unitholder setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment; and

(ii) Unless otherwise provided in an LTIP Award or Vesting Agreement or by the General Partner with respect to any particular class or series of LTIP Units, the LTIP Unitholders shall, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, be entitled to receive distributions in an amount per LTIP Unit equal to the distributions per OP Unit (the “Partnership Unit Distribution”), paid to holders of OP Units on such Partnership Record Date established by the General Partner with respect to such distribution. So long as any LTIP Units are outstanding, no distributions (whether in cash or in kind) shall be authorized, declared or paid on OP Units, unless equal distributions have been or contemporaneously are authorized, declared and paid on the LTIP Units. Subject to the terms of any LTIP Award or Vesting Agreement, an LTIP Unitholder shall be entitled to transfer his or her LTIP Units to the same extent, and subject to the same restrictions as holders of Series PR OP Units are entitled to transfer their Series PR OP Units pursuant to Article XI of this Agreement.

(b) Priority. Subject to the provisions of this Section 4.06 and the special provisions of Section 6.03(c), the LTIP Units shall rank pari passu with the OP Units as to the payment of regular and special periodic or other distributions and, subject to Sections 13.02(a)(iv) and 13.02(c) distribution of assets upon liquidation, dissolution or winding up. As to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series of Partnership Units or Partnership Interests which by its terms specifies that it shall rank junior to, on a parity with, or senior to the OP Units shall also rank junior to, or pari passu with, or senior to, as the case may be, the LTIP Units.

(c) Special Provisions. LTIP Units shall be subject to the following special provisions:

(i) Vesting Agreements. LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of a Vesting Agreement. The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Equity Incentive Plan, if applicable. LTIP Units that have vested under the terms of a Vesting Agreement are referred to as “Vested LTIP Units;” all other LTIP Units shall be treated as “Unvested LTIP Units.”

(ii) Forfeiture. Unless otherwise specified in the Vesting Agreement, upon the occurrence of any event specified in a Vesting Agreement as resulting in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, then if the Partnership or the General Partner exercises such right to repurchase or forfeiture in accordance with the applicable Vesting Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Vesting Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date prior to the effective date of the forfeiture. In connection with any repurchase or forfeiture of LTIP Units, the balance of the portion of the Capital Account of the LTIP Unitholder that is attributable to all of his or her LTIP Units shall be reduced by the amount, if any, by which it exceeds the target balance contemplated by Section 6.03(c), calculated with respect to the LTIP Unitholder’s remaining LTIP Units, if any.

(iii) Allocations. LTIP Unitholders shall be entitled to certain special allocations of gain under Section 6.03(c).

(iv) Redemption. The Redemption right provided to Limited Partners under Section 8.06 shall not apply with respect to LTIP Units unless and until they are converted to Series PR OP Units as provided in clause (v) below and Section 4.07.

(v) Conversion to OP Units. Vested LTIP Units are eligible to be converted into Series PR OP Units under Section 4.07.

(d) Voting. Unless otherwise provided in an LTIP Award or Vesting Agreement or by the General Partner with respect to any particular class or series of LTIP Units, LTIP Unitholders shall (a) have the same voting rights as a holder of OP Units, with the LTIP Units voting as a single class with the OP Units and having one vote per LTIP Unit; and (b) have the additional voting rights that are expressly set forth below. Unless otherwise provided in an LTIP Award or Vesting Agreement or by the General Partner with respect to any particular class or series of LTIP Units, so long as any LTIP Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the LTIP Units outstanding at the time that would be adversely affected by the proposed action, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to LTIP Units as such so as to materially and adversely affect any right, privilege or voting power of the LTIP Units or the LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately in all material respects the rights, privileges and voting powers of the holders of OP Units; but subject, in any event, to the following provisions:

(i) With respect to any Transaction, so long as the LTIP Units are treated in accordance with Section 4.07(f) hereof, the consummation of such Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such; and

(ii) Any creation or issuance of any Partnership Units or of any class or series of Partnership Interest including without limitation additional OP Units, LTIP Units or Preferred Units, whether ranking senior to, junior to, or on a parity with the LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding LTIP Units shall have been converted into OP Units.

Section 4.07. Conversion of LTIP Units.

(a) Unless otherwise provided in an LTIP Award or Vesting Agreement or by the General Partner with respect to any particular class or series of LTIP Units, an LTIP Unitholder shall have the right (the “Conversion Right”), at his or her option, at any time to convert all or a portion of his or her Vested LTIP Units into Series PR OP Units; provided, however, that a holder may not exercise the Conversion Right for less than 1,000 Vested LTIP Units or, if such holder holds less than 1,000 Vested LTIP Units, all of the Vested LTIP Units held by such holder. LTIP Unitholders shall not have the right to convert Unvested LTIP Units into Series PR OP Units until they become Vested LTIP Units; provided, however, that when an LTIP Unitholder is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such LTIP Unitholder may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the LTIP Unitholder, shall be accepted by the Partnership subject to such condition. The General Partner shall have the right at any time to cause a conversion of Vested LTIP Units into Series PR OP Units. In all cases, the conversion of any LTIP Units into Series PR OP Units shall be subject to the conditions and procedures set forth in this Section 4.07.

(b) Unless otherwise provided in an LTIP Award or Vesting Agreement or by the General Partner with respect to any particular class or series of LTIP Units, a holder of Vested LTIP Units may convert such Units into an equal number of fully paid and nonassessable Series PR OP Units, giving effect to all adjustments (if any) made pursuant to Section 4.06. Notwithstanding the foregoing, in no event may a holder of Vested LTIP Units convert a number of Vested LTIP Units that exceeds (x) the Economic Capital Account Balance of such Limited

Partner, to the extent attributable to its ownership of LTIP Units, divided by (y) the OP Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Capital Account Limitation”). In order to exercise his or her Conversion Right, an LTIP Unitholder shall deliver a notice (a “Conversion Notice”) in the form attached as Exhibit D to the Partnership (with a copy to the General Partner) not less than 10 nor more than 60 days prior to a date (the “Conversion Date”) specified in such Conversion Notice; provided, however, that if the General Partner has not given to the LTIP Unitholders notice of a proposed or upcoming Transaction (as defined below in Section 4.07(f)) at least 30 days prior to the effective date of such Transaction, then LTIP Unitholders shall have the right to deliver a Conversion Notice until the earlier of (x) the 10th day after such notice from the General Partner of a Transaction or (y) the third business day immediately preceding the effective date of such Transaction. A Conversion Notice shall be provided in the manner provided in Section 15.01. Each LTIP Unitholder covenants and agrees with the Partnership that all Vested LTIP Units to be converted pursuant to this Section 4.07(b) shall be free and clear of all liens. Notwithstanding anything herein to the contrary, a holder of LTIP Units may deliver a Notice of Redemption pursuant to Section 8.06(a) of this Agreement relating to those Series PR OP Units that will be issued to such holder upon conversion of such LTIP Units into Series PR OP Units in advance of the Conversion Date; provided, however, that the redemption of such Series PR OP Units by the Partnership shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Unitholder in a position where, if he or she so wishes, the Series PR OP Units into which his or her Vested LTIP Units will be converted can be redeemed by the Partnership simultaneously with such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Series PR OP Units under Section 8.06(b) of this Agreement by delivering to such holder Class A REIT Shares rather than cash, then such holder can have such Class A REIT Shares issued to him or her simultaneously with the conversion of his or her Vested LTIP Units into Series PR OP Units. The General Partner shall reasonably cooperate with an LTIP Unitholder to coordinate the timing of the different events described in the foregoing sentence.

(c) The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units held by an LTIP Unitholder to be converted (a “Forced Redemption”) into an equal number of Series PR OP Units, giving effect to all adjustments (if any) made pursuant to Section 4.06; provided, however, that the Partnership may not cause Forced Redemption of any LTIP Units that would not at the time be eligible for conversion at the option of such LTIP Unitholder pursuant to Section 4.07(b). In order to exercise its right of Forced Redemption, the Partnership shall deliver a notice (a “Forced Redemption Notice”) in the form attached as Exhibit E to the applicable LTIP Unitholder not less than 10 nor more than 60 days prior to the Conversion Date specified in such Forced Redemption Notice. A Forced Redemption Notice shall be provided in the manner provided in Section 15.01.

(d) A conversion of Vested LTIP Units for which the holder thereof has given a Conversion Notice or the Partnership has given a Forced Redemption Notice shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Unitholder, as of which time such LTIP Unitholder shall be credited on the books and records of the Partnership or the Transfer Agent with the issuance as of the opening of business on the next day of the number of Series PR OP Units issuable upon such conversion. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such LTIP Unitholder, upon his or her written request, a certificate of the General Partner certifying the number of Series PR OP Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Limited Partner pursuant to Article XI hereof may exercise the rights of such Limited Partner pursuant to this Section 4.07 and such Limited Partner shall be bound by the exercise of such rights by the Assignee.

(e) For purposes of making future allocations under Section 6.03(c) and applying the Capital Account Limitation, the portion of the Economic Capital Account balance of the applicable LTIP Unitholder that is treated as attributable to his or her LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the OP Unit Economic Balance.

(f) If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self tender offer for all or substantially all OP Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which OP Units shall be exchanged for or converted into the right, or the holders of such Units shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (any of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Redemption with respect to the maximum number of LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or, if applicable, at a value determined by the General Partner in good faith using the value attributed to the Partnership Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction).

In anticipation of such Forced Redemption and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each LTIP Unitholder to be afforded the right to receive in connection with such Transaction in consideration for the Series PR OP Units into which his or her LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Series PR OP Units, assuming such holder of Series PR OP Units is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of OP Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each LTIP Unitholder of such election, and shall use commercially reasonable efforts to afford the LTIP Unitholders the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Series PR OP Units in connection with such Transaction. If an LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of his or her transferees) the same kind and amount of consideration that a holder of a Series PR OP Unit would receive if such Series PR OP Unit holder failed to make such an election.

Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and any Equity Incentive Plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 4.07(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Unitholders whose LTIP Units will not be converted into Series PR OP Units in connection with the Transaction that will (i) contain provisions enabling the holders of LTIP Units that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Series PR OP Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the LTIP Unitholders.

Section 4.08. No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner’s Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

Section 4.09. Other Contribution Provisions. In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, unless otherwise determined by the General Partner in its sole and absolute discretion, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such partner in cash and such Partner had contributed the cash to the capital of the Partnership. In addition, with the consent of the General Partner, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

Section 4.10. Not Taxable as a Corporation. The General Partner, on behalf of the Partnership, shall use its best efforts not to take any action which would result in the Partnership being a publicly traded partnership taxable as a corporation under Code Section 7704.

Section 4.11. No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

ARTICLE V

DISTRIBUTIONS

Section 5.01. Requirement and Characterization of Distributions. Subject to the terms of any Partnership Unit Designation, the General Partner may cause the Partnership to distribute at least quarterly all, or such portion as the General Partner may in its sole and absolute discretion determine, of Available Cash generated by the Partnership during such quarter to the Holders of Partnership Units on such Partnership Record Date with respect to such quarter: (1) first, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class(es) of Partnership Interests (and, within such class(es), pro rata in proportion to the respective Percentage Interests on such Partnership Record Date) and (2) second, with respect to any Partnership Interests that are not entitled to any preference in distribution, in accordance with the rights of such class of Partnership Interests (and, within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date). At the election of the General Partner, distributions payable with respect to any Partnership Units that were not outstanding during the entire quarterly period in respect of which any distribution is made may be prorated based on the portion of the period that such Partnership Units were outstanding.

The General Partner in its sole and absolute discretion may distribute to the Holders Available Cash on a more frequent basis and provide for an appropriate Partnership Record Date. Notwithstanding anything herein to the contrary, the General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner, for so long as the General Partner has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the requirements for its qualification as a REIT under the Code and Regulations (the “REIT Requirements”) and (b) except to the extent otherwise determined by the General Partner, in its sole and absolute discretion, avoid any federal income or excise tax liability of the General Partner.

Each distribution in respect of a Partnership Unit shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Unit as of the Partnership Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of a Person who may have an interest in such payment by reason of an assignment or otherwise.

Section 5.02. Interests in Property not Held Through the Partnership. To the extent amounts distributed by the Partnership are attributable to amounts received from a property in which the General Partner or any Affiliate of the General Partner holds a direct or indirect interest (other than through the Partnership) (an “Outside Interest”), (i) such amounts distributed to the General Partner will be reduced so as to take into account amounts received pursuant to the Outside Interest and (ii) the amounts distributed to the Limited Partners will be increased to the extent necessary so that the overall effect of the distribution is to distribute what would have been distributed had such Outside Interest been held through the Partnership (treating any distribution made in respect of the Outside Interest as if such distribution had been received by the General Partner).

Section 5.03. Distributions In-Kind. No right is given to any Partner to demand and receive property other than cash as provided in this Agreement. The General Partner may determine, in its sole and absolute discretion, to make a distribution in-kind of Partnership assets to the Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles V, VI and X hereof.

Section 5.04. Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.04 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.01 hereof for all purposes under this Agreement.

Section 5.05. Distributions Upon Liquidation. Notwithstanding the other provisions of this Article V, net proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Holders in accordance with Section 13.02 hereof.

Section 5.06. Distributions to Reflect Issuance of Additional Partnership Units. Notwithstanding Section 7.03(b) hereof, in the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, subject to Section 7.03(d), the General Partner is hereby authorized to make such revisions to this Article V as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including, without limitation, making preferential distributions to certain classes of Partnership Units.

Section 5.07. Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder on account of its Partnership Interest or interest in Partnership Units if such distribution would violate Section 17-607 of the Act or other applicable law.

ARTICLE VI

ALLOCATIONS

Section 6.01. Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Partnership Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article VI, and subject to Section 11.06(c) hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 6.02. General Allocations.

(a) Allocations of Net Income and Net Loss.

(i) Net Income. Except as otherwise provided herein, Net Income for any Partnership Year or other applicable period shall be allocated in the following order and priority:

(A) First, to the General Partner to the extent the cumulative Net Loss allocated to the General Partner pursuant to subparagraph (ii)(F) below exceeds the cumulative Net Income allocated to the General Partner pursuant to this subparagraph (i)(A);

(B) Second, to each DRO Partner until the cumulative Net Income allocated to such DRO Partner pursuant to this subparagraph (i)(B) equals the cumulative Net Loss allocated to such DRO Partner under subparagraph (ii)(E) below (and, among the DRO Partners, pro rata in proportion to their respective percentages of the cumulative Net Loss allocated to all DRO Partners pursuant to subparagraph (ii)(E) below);

(C) Third, to the General Partner until the cumulative Net Income allocated to the General Partner pursuant to this subparagraph (i)(C) equals the cumulative Net Loss allocated to the General Partner pursuant to subparagraph (ii)(D) below;

(D) Fourth, to the holders of any Partnership Interests that are entitled to any preference in distribution upon liquidation until the cumulative Net Income allocated under this subparagraph (i)(D) equals the cumulative Net Loss allocated to such Partners under subparagraph (ii)(C);

(E) Fifth, to the holders of any Partnership Units that are entitled to any preference in distribution in accordance with the rights of any other class of Partnership Units until each such Partnership Unit has been allocated, on a cumulative basis pursuant to this subparagraph (i)(E), Net Income equal to the amount of distributions received which are attributable to the preference of such class of Partnership Unit (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is made); and

(F) Thereafter, with respect to Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made).

(ii) Net Loss. Except as otherwise provided herein, Net Loss for any Partnership Year or other applicable period shall be allocated in the following order and priority:

(A) First, to each holder of Partnership Units in proportion to and to the extent of the amount by which the cumulative Net Income allocated to such Partner pursuant to subparagraph (i)(F) above exceeds, on a cumulative basis, the sum of (a) distributions with respect to such Partnership Units pursuant to clause (2) of Section 5.01 and (b) Net Loss allocated to such Partner pursuant to this subparagraph (ii)(A);

(B) Second, with respect to classes of Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made); provided, that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (ii)(B) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in each case (1) with respect to a Partner who also holds classes of Partnership Units that are entitled to any preferences in distribution upon liquidation, by subtracting from such Partners’ Adjusted Capital Account the amount of such preferred distribution to be made upon liquidation and (2) by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.02(d)) at the end of such Partnership Year or other applicable period;

(C) Third, with respect to classes of Partnership Units that are entitled to any preference in distribution upon liquidation, in reverse order of the priorities of each such class (and within each such class, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made); provided, that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (ii)(C) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in each case by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.02(d)) at the end of such Partnership Year or other applicable period;

(D) Fourth, to the General Partner in an amount equal to the excess of (a) the amount of the Partnership’s Recourse Liabilities over (b) the aggregate DRO Amounts of all DRO Partners;

(E) Fifth, to and among the DRO Partners, in proportion to their respective DRO Amounts, until such time as the DRO Partners as a group have been allocated cumulative Net Loss pursuant to this subparagraph (ii)(E) equal to the aggregate DRO Amounts of all DRO Partners; and

(F) Thereafter, to the General Partner.

(b) Allocations to Reflect Issuance of Additional Partnership Units. Notwithstanding Section 7.03(b) hereof, in the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, the General Partner is hereby authorized to make such revisions to this Section 6.02 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units.

Section 6.03. Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article VI:

(a) Regulatory Allocations.

(i) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.02 hereof, or any other provision of this Article VI, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.03(a)(i) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.03(a)(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner, Limited Partner and other Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.03(a)(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain” within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

(iii) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders of OP Units in accordance with their OP Units. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

(iv) Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible. It is intended that this Section 6.03(a)(iv) qualify and be construed as a “qualified income offset” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(v) Gross Income Allocation. In the event that any Holder has an Adjusted Capital Account Deficit at the end of any Partnership Year, each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible.

(vi) Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders in accordance with their Partnership Units in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holders to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(vii) Curative Allocations. The allocations set forth in Sections 6.03(a)(i), (ii), (iii), (iv), (v), and (vi) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.01 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

(b) Allocation of Excess Nonrecourse Liabilities. The Partnership shall allocate “nonrecourse liabilities” (within the meaning of Regulations Section 1.752-1(a)(2)) of the Partnership that are secured by multiple Properties under any reasonable method chosen by the General Partner in accordance with Regulations Section 1.752-3(a)(3) and (b). The Partnership shall allocate “excess nonrecourse liabilities” of the Partnership under any method approved under Regulations Section 1.752-3(a)(3) as chosen by the General Partner.

(c) Special Allocations Regarding LTIP Units. Notwithstanding the provisions of Section 6.02 above, Liquidating Gains shall first be allocated to the LTIP Unitholders until the Economic Capital Account Balances of such Holders, to the extent attributable to their ownership of LTIP Units, are equal to (i) the OP Unit Economic Balance, multiplied by (ii) the number of their LTIP Units. For this purpose, “Liquidating Gains” means net capital gains realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership, including but not limited to net capital gain realized in connection with an adjustment to the Gross Asset Value of Partnership assets under Code Section 704(b). The “Economic Capital Account Balances” of the LTIP Unitholders will be equal to their Capital Account balances to the extent attributable to their ownership of LTIP Units, plus the amount of their allocable share of any Partner Minimum Gain or Partnership Minimum Gain attributable to such LTIP Units. Similarly, the “OP Unit Economic Balance” shall mean (i) the Capital Account balance of the General Partner, plus the amount of the General Partner’s share of any Partner Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to the General Partner’s ownership of OP Units and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is made under this Section 6.03(c) (including, without limitation, any expenses of the Partnership reimbursed to the General Partner pursuant to Section 7.04(b)), divided by (ii) the number of the General Partner’s OP Units. Any such allocations shall be made among the LTIP Unitholders in proportion to the amounts required to be allocated to each under this Section 6.03(c). The parties agree that the intent of this Section 6.03(c) is to make the Capital Account balance associated with each LTIP Unit to be economically equivalent to the Capital Account balance associated with the General Partner’s OP Units (on a per-OP Unit/LTIP Unit basis). The General Partner shall be permitted to interpret this Section 6.03(c) or to amend this Agreement to the extent necessary and consistent with this intention.

(d) Allocations to Reflect Outside Interests. Any income or loss to the Partnership associated with an Outside Interest shall be specially allocated so as to take into account amounts received by, and income or loss allocated to, the General Partner or any Affiliate of the General Partner with respect to such Outside Interest so that the overall effect is to allocate income or loss in the same manner as would have occurred had such Outside Interest been held through the Partnership (treating any allocation in respect of the Outside Interest as if such allocation had been made to the General Partner).

Section 6.04. Tax Allocations.

(a) In General. Except as otherwise provided in this Section 6.04, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders of Partnership Units in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.02 and 6.03 hereof.

(b) Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 6.04(a) hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Holders of Partnership Units for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the General Partner, including, without limitation, the “remedial allocation method” as described in Regulations Section 1.704-3(d); provided, however, that the “traditional method” shall be used for any assets acquired by the Partnership pursuant to the contribution, merger and other contracts and agreements entered into by the Partnership or the General Partner in connection with the IPO. In the event that the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value” (provided in Article I hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations or under any method approved under Code Section 7.04(c) and the applicable Regulations as chosen by the General Partner.

(c) Notwithstanding the foregoing provisions of this Agreement, the General Partner in its sole discretion shall make such allocations as may be needed to ensure that allocations are in accordance with the interests of the Partners of the Partnership, within the meaning of the Code and Regulations. The General Partner shall determine all matters concerning allocations for tax purposes not expressly provided for herein in its sole discretion. Notwithstanding anything to the contrary contained in this Agreement, the proper administration of the Partnership and for preservation of uniformity of OP Units within a particular series (i.e., Series 60 OP Units,

Series 250 OP Units, and Series ES OP Units), the General Partner may (A) amend the provisions of this Agreement as appropriate (i) to reflect the proposal or promulgation of Regulations under Section 704(b) or Section 704(c) of the Code or (ii) otherwise to preserve or achieve uniformity of OP Units within Series 60 OP Units, Series 250 OP Units, and Series ES OP Units, and (B) adopt and employ or modify such conventions and methods of the General Partner determines in his sole discretion to be appropriate for (i) the determination of Tax Items and the allocation of such Tax Items among Partners and between transferors and transferees under this Agreement pursuant to the Code and Regulations promulgated thereunder, (ii) the determination of the identities and tax classifications of Partners, (iii) the valuation of the Partnership’s assets and the determination of tax basis, (iv) the allocation of asset values and tax basis, (v) the adoption and maintenance of accounting methods, and (vi) taking into account differences between the Gross Asset Values of the assets of the Partnership and adjusted tax basis pursuant to Section 704(c) of the Code and the Regulations promulgated thereunder.

(d) Allocations that would otherwise be made to a Partner under the provisions of this Article VI shall instead be made to the beneficial owner of OP Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code, or pursuant to any other method determined by the General Partner in its sole discretion.

ARTICLE VII

MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.01. Management.

(a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including, without limitation, Section 7.03, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.02 hereof and to effectuate the purposes set forth in Section 3.01 hereof, including, without limitation:

(i) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money or selling assets to permit the Partnership to make distributions in such amounts as will permit the General Partner (so long as the General Partner desires to maintain or restore its qualification as a REIT) to avoid the payment of any income or excise tax under the Code and to make distributions to its stockholders sufficient to permit the General Partner to maintain or restore REIT qualification or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership, the registration of any class of securities of the Partnership under the Exchange Act and the listing of any debt securities of the Partnership on any exchange;

(iii) subject to Section 11.02 hereof, the acquisition, sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

(iv) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the assignment of any assets of the Partnership in trust for creditors or on the promise of the assignee to pay the debts of the Partnership, the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including, without limitation, the financing of the operations and activities of the General Partner, the Partnership or any of the Partnership’s Subsidiaries, the lending of funds to other Persons (including, without limitation, the Partnership’s Subsidiaries) and the repayment of obligations of the Partnership, its Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership’s Subsidiaries;

(v) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership’s Subsidiaries, the lending of funds to other Persons (including, without limitation, the General Partner and its Subsidiaries and the Partnership’s Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which the Partnership has an equity investment and the making of capital contributions to its Subsidiaries;

(vi) the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary, whether pursuant to a Services Agreement or otherwise;

(vii) the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement, including contracting with contractors, developers, consultants, government authorities, accountants, legal counsel, other professional advisors and other agents (including the Transfer Agent) and the payment of their expenses and compensation out of the Partnership’s assets;

(viii) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership and the collection and receipt of revenues, rents and income of the Partnership;

(ix) the maintenance of such insurance (including, without limitation, directors and officers insurance) for the benefit of the Partnership and the Partners (including, without limitation, the General Partner) as the General Partner deems necessary or appropriate, including, without limitation, (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder;

(x) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that the General Partner deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, any Subsidiary and any other Person in which it has an equity investment from time to time); provided, however, that as long as the General Partner desires to maintain or restore its qualification as a REIT, the General Partner may not engage in any such formation, acquisition or contribution that would cause it to fail to qualify as a REIT;

(xi) the filing of applications, communicating and otherwise dealing with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership business;

(xii) the taking of any action necessary or appropriate to comply with all regulatory requirements applicable to the Partnership in respect of its business, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, filings and documents, if any, required under the Exchange Act, the Securities Act, or by National Securities Exchange requirements;

(xiii) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xiv) the undertaking of any action in connection with the Partnership’s direct or indirect investment in any Subsidiary or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

(xv) except as otherwise specifically set forth in this Agreement, the determination of the fair market value of any Partnership property distributed in-kind using such reasonable method of valuation as it may adopt; provided, that such methods are otherwise consistent with the requirements of this Agreement;

(xvi) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner’s contribution of property or assets to the Partnership;

(xvii) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power-of-attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

(xviii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

(xix) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

(xx) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure Debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

(xxi) the issuance of additional Partnership Units, as appropriate and in the General Partner’s sole and absolute discretion, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article IV hereof;

(xxii) the selection and dismissal of General Partner Employees (including, without limitation, employees having titles or offices such as president, vice president, secretary and treasurer), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General Partner, the determination of their compensation and other terms of employment or hiring and the delegation to any such General Partner Employee the authority to conduct the business of the Partnership in accordance with the terms of this Agreement;

(xxiii) the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner’s exercise of its Redemption right under Section 8.06 hereof;

(xxiv) maintaining, or causing to be maintained, the books and records of the Partnership or the Transfer Agent to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the number of Partnership Units (including any issuance thereof), the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise;

(xxv) the determination regarding whether a payment to a Partner who exercises its Redemption Right under Section 8.06 that is assumed by the General Partner will be paid in the form of the Cash Amount or the REIT Shares Amount, except as such determination may be limited by Section 8.06.

(xxvi) the collection and receipt of revenues and income of the Partnership;

(xxvii) the registration of any class of securities of the Partnership under the Securities Act or the Exchange Act;

(xxviii) the entering into of listing agreements with any National Securities Exchange and the listing of any securities of the Partnership on any such exchange;

(xxix) the delisting of some or all of the Partnership Units from, or requesting that trading be suspended on, any National Securities Exchange;

(xxx) an election to dissolve the Partnership pursuant to Section 13.01(d) hereof; and

(xxxi) the taking of any action necessary or appropriate to enable the General Partner to qualify as a REIT (so long as the General Partner desires to maintain or restore its qualification as a REIT).

(b) Each of the Limited Partners agrees that, except as provided in Section 7.03 hereof, the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation and, in the absence of any specific corporate action on the part of the General Partner to the contrary, the taking of any action or the execution of any such document or writing by an officer of the General Partner, in the name and on behalf of the General Partner, in its capacity as the general partner of the Partnership, shall conclusively evidence (1) the approval thereof by the General Partner, in its capacity as the general partner of the Partnership, (2) the General Partner’s determination that such action, document or writing is necessary or desirable to conduct the business and affairs of the Partnership, exercise the powers of the Partnership under this Agreement and the Act or effectuate the purposes of the Partnership, or any other determination by the General Partner required by this Agreement in connection with the taking of such action or execution of such document or writing, and (3) the authority of such officer with respect thereto.

(c) At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder.

(d) At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

(e) In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it. Except as may be provided in a separate written agreement between the Partnership and the Limited Partners, the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of a tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement provided, that the General Partner has acted in good faith and pursuant to its authority under this Agreement.

Section 7.02. Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Except as otherwise required under the Act, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

Section 7.03. Restrictions on General Partner’s Authority.

(a) The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written consent of a Majority in Interest of the Outside Limited Partners and may not (1) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or (2) enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts (a) the General Partner or the Partnership from performing its specific obligations under Section 8.06 hereof in full or (b) a Limited Partner from exercising its rights under Section 8.06 hereof to effect a Redemption in full, except, in either case, with the written consent of such Limited Partner affected by the prohibition or restriction.

(b) The General Partner shall not, without the written consent of a Majority in Interest of the Outside Limited Partners, except as provided in Sections 4.03(a), 5.06, 6.02(b), 6.03(c), 6.04(c) and 7.03(c) hereof, amend, modify or terminate this Agreement.

(c) Notwithstanding Sections 7.03(b) and 14.02, the General Partner shall have the exclusive power, without the prior consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

(ii) to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement, and to cause the Partnership or the Transfer Agent to amend its books and records in connection with such admission, substitution or withdrawal;

(iii) to reflect a change that is of an inconsequential nature or does not adversely affect the Limited Partners as such in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

(iv) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

(v) to set forth or amend the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of the holders of any additional Partnership Units or Partnership Interests issued or established pursuant to this Agreement;

(vi) (a) to reflect such changes as are reasonably necessary for the General Partner to maintain or restore its qualification as a REIT or to satisfy the REIT Requirements; or (b) to reflect the Transfer of all or any part of a Partnership Interest among the General Partner, and any Qualified REIT Subsidiary or entity that is disregarded as an entity separate from the General Partner for U.S. federal income tax purposes;

(vii) to modify either or both the manner in which items of Net Income or Net Loss are allocated pursuant to Article VI or the manner in which Capital Accounts are adjusted, computed or maintained (but only to the extent set forth in the definition of “Capital Account” or contemplated by the Code or the Regulations);

(viii) to issue additional Partnership Interests in accordance with Section 4.03;

(ix) to reflect any other modification to this Agreement as is reasonably necessary for the business or operations of the Partnership or the General Partner and which does not violate Section 7.03(d);

(x) as may be required to reflect the admission, substitution, termination or withdrawal of Partners or an increase or decrease in a Partner’s DRO Amount in accordance with this Agreement (which may be affected through the replacement of Exhibit C with an amended Exhibit C);

(xi) as may be required to facilitate the trading of Series 60 OP Units, Series 250 OP Units or Series ES OP Units (including any division of such series or other actions to facilitate the uniformity of tax items and attributes within each such series of OP Units listed on a National Securities Exchange);

(xii) as may be required to comply with any rules, regulation, guideline or requirement of any National Securities Exchange on which the Series 60 OP Units, Series 250 OP Units or Series ES OP Units are or will be listed; and

(xiii) for the purposes contemplated by Section 11.03(e).

The General Partner will provide notice to the Limited Partners whenever any action under this Section 7.03(c) is taken.

(d) Notwithstanding Sections 7.03(b) and 7.03(c) hereof, this Agreement shall not be amended, and no action may be taken by the General Partner, without the consent of each Partner adversely affected thereby, if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest (except as a result of the General Partner acquiring such Partnership Interest), (ii) modify the limited liability of a Limited Partner (iii) alter the rights of any Partner to receive the distributions to which such Partner is entitled, pursuant to Article V or Section 13.02(a)(iv) hereof, or alter the allocations specified in Article VI hereof (except, in any case, as permitted pursuant to Sections 4.03, 7.03(c) and Article VI hereof), (iv) alter or modify the Redemption rights, Cash Amount or REIT Shares Amount as set forth in Section 8.06 hereof, or amend or modify any related definitions, (v) alter or modify Section 11.02 hereof or (vi) amend this Section 7.03(d). Further, no amendment may alter the restrictions on the General Partner’s authority set forth elsewhere in this Section 7.03 without the consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

Section 7.04. Reimbursement of the General Partner.

(a) Except as provided in this Section 7.04 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

(b) The Partnership shall be responsible for and shall pay all expenses relating to the Partnership’s and the General Partner’s organization, the ownership of their assets and their operations. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. Except to the extent provided in this Agreement, the General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses that the General Partner and its Affiliates incur relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, administrative expenses); provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.07 hereof. In the event that certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

(c) If the General Partner shall elect to purchase from its stockholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner or any similar obligation or arrangement undertaken by the General Partner in the future or for the purpose of retiring such REIT Shares, the purchase price paid by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be advanced to the General Partner or reimbursed to the General Partner, subject to the condition that: (1) if such REIT Shares subsequently are sold by the General Partner, the General Partner shall pay or cause to be paid to the Partnership any proceeds received by the General Partner for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program; provided, that a transfer of REIT Shares for Partnership Units pursuant to Section 8.06 would not be considered a sale for such purposes); and (2) if such REIT Shares are not retransferred by the General Partner within 30 days after the purchase thereof, or the General Partner otherwise determines not to retransfer such REIT Shares, the General Partner shall cause the Partnership to redeem a number of Partnership Units held by the General Partner equal to the number of such REIT Shares, as adjusted for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Partnership Units held by the General Partner).

(d) As set forth in Section 4.03, the General Partner shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs relating to the its offering of REIT Shares, Preferred Shares, Junior Shares or New Securities.

(e) If and to the extent any reimbursements to the General Partner pursuant to this Section 7.04 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments with respect to capital within the meaning of Code Section 707(c), shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners’ Capital Accounts.

Section 7.05. Outside Activities of the General Partner. Without the consent of a Majority in Interest of the Outside Limited Partners, the General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests, (b) the management of the business of the Partnership, (c) the operation of the General Partner as a reporting company with a class of securities registered under the Exchange Act, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Partnership or its assets or activities, (f) any of the foregoing activities as they relate to a Subsidiary of the Partnership, and (g) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from (i) executing guarantees of Partnership Debt for which it would otherwise be liable in its capacity as General Partner, (ii) holding such bank accounts or similar instruments or accounts in its name as it deems necessary to carry out its responsibilities and purposes as contemplated under this Agreement and its organizational documents (provided, that accounts held on behalf of the Partnership to permit the General Partner to carry out its responsibilities under this Agreement shall be considered to belong to the Partnership and the interest earned thereon shall, subject to Section 7.04(b), be applied for the benefit of the Partnership) or (iii) acquiring Qualified Assets.

Section 7.06. Contracts with Affiliates.

(a) The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

(b) The Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.

(c) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

(d) The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or any of the Partnership’s Subsidiaries.

(e) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, any Services Agreement with Affiliates of any of the Partnership or the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

Section 7.07. Indemnification.

(a) The Partnership shall, to the maximum extent permitted by applicable law in effect from time to time, indemnify, and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to each Indemnitee; provided, however, that the Partnership shall not indemnify an Indemnitee (1) for material acts or omissions that were committed in bad faith or were the result of active and deliberate dishonesty, (2) for any transaction for which such Indemnitee received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement, or (3) in the case of any criminal proceeding, the

Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise (unless otherwise provided by the terms of any such guaranty or other instrument), for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.07 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.07(a). The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.07(a) with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.07 shall be made only out of the assets of the Partnership and any insurance proceeds from the liability policy covering the General Partner and any Indemnitees, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.07.

(b) To the fullest extent permitted by law, and without requiring a preliminary determination of the Indemnitee’s ultimate entitlement to indemnification under Section 7.07(a) above, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any proceeding shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the proceeding upon receipt by the Partnership of (1) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.07(b) has been met and (2) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(c) The indemnification provided by this Section 7.07 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

(d) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.07, unless such liabilities arise as a result of (1) material acts or omissions that were committed in bad faith or were the result of active and deliberate dishonesty, (2) any transaction in which such Indemnitee received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement or applicable law, or (3) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful.

(f) In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.07 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 7.07 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.07 or any provision hereof shall be prospective only and shall not in any way affect the obligations of the Partnership or the limitations on the Partnership’s liability to any Indemnitee under this Section 7.07 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(i) If and to the extent any payments to the General Partner pursuant to this Section 7.07 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership) such amounts shall be treated as “guaranteed payments” for the use of capital within the meaning of Code Section 707(c), shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners’ Capital Accounts.

Section 7.08. Liability of the General Partner.

(a) Notwithstanding anything to the contrary set forth in this Agreement, to the maximum extent that Delaware law in effect from time to time permits, neither the General Partner or any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or such director or officer acted in good faith.

(b) The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and its own stockholders collectively and that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or its own stockholders (including, without limitation, the tax consequences to Limited Partners, Assignees or its own stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions. If there is a conflict between the interests of the stockholders of the General Partner on one hand and the Limited Partners on the other, the Limited Partners expressly acknowledge that the General Partner will fulfill its fiduciary duties to such Limited Partners by acting in the best interests of the stockholders of the General Partner. The General Partner shall not be liable under this Agreement to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions; provided, that the General Partner has acted in good faith.

(c) Subject to its obligations and duties as General Partner set forth in Section 7.01 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the General Partner). The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

(d) To the extent that, at law or in equity, the General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited Partners, the General Partner shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement.

(e) Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument, no Partner shall have any personal liability whatsoever, to the Partnership or to the other Partner(s), for the debts or liabilities of the Partnership or the Partnership’s obligations hereunder, and the full recourse of the other Partner(s) shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, director or stockholder of the General Partner shall be liable to the Partnership for money damages except for (1) active and deliberate dishonesty established by a nonappealable final judgment or (2) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the directors of the General Partner solely as directors of the same and not in their own individual capacities.

(f) Any amendment, modification or repeal of this Section 7.08 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s, and its officers’ and directors’, liability to the Partnership and the Limited Partners under this Section 7.08 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.09. Other Matters Concerning the General Partner.

(a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

(b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

(c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

(d) Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (1) to protect the ability of the General Partner to continue to qualify as a REIT or the Partnership to be taxed as a partnership, (2) without limitation of the foregoing clause (1) or clause (3), for the General Partner otherwise to satisfy the REIT Requirements, or the Partnership to satisfy the “qualifying income” requirement of Code Section 7704(c), or (3) without limitation of the foregoing clauses (1) or (2), to avoid the General Partner or the Partnership incurring any income or excise taxes under the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

Section 7.10. Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

Section 7.11. Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying in good faith thereon or claiming thereunder that (1) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (2) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (3) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.01. Limitation of Liability. The Limited Partners shall have no liability under this Agreement (other than for breach thereof) except as expressly provided in Sections 10.04, 13.02(d) or under the Act.

Section 8.02. Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent or director of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent, representative, stockholder or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 8.03. Outside Activities of Limited Partners. Subject to any agreements entered into pursuant to Section 7.06(e) hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or any Affiliate thereof (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.06(e) hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or any Affiliate thereof, to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

Section 8.04. Return of Capital. Except pursuant to the rights of Redemption set forth in Section 8.06 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement, upon termination of the Partnership as provided herein. Except to the extent provided in Article VI hereof or otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 8.05. Adjustment Factor. The Partnership shall notify any Limited Partner, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

Section 8.06. Redemption Rights.

(a) On or after the date 12 months after the date of the initial issuance of the OP Units, each Limited Partner shall have the right (subject to the terms and conditions set forth herein and in any other such agreement, as applicable) to require the Partnership to redeem all or a portion of the OP Units held by such Limited Partner (such OP Units being hereafter referred to as “Tendered Units”) in exchange for the Cash Amount (a “Redemption”) unless the terms of such OP Units or a separate agreement entered into between the Partnership and the holder of such OP Units provide that such OP Units are not entitled to a right of Redemption or provide for a shorter or longer period before such Holder may exercise such right of Redemption or impose conditions on the exercise of such right of Redemption. The Tendering Partner shall have no right, with respect to any OP Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Limited Partner who is exercising the right (the “Tendering Partner”). The Cash Amount shall be payable to the Tendering Partner on the Specified Redemption Date.

(b) Notwithstanding Section 8.06(a) above, if a Limited Partner has delivered to the General Partner a Notice of Redemption then the General Partner may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter) elect to assume and satisfy the Partnership’s Redemption obligation and acquire some or all of the Tendered Units from the Tendering Partner in exchange for the REIT Shares Amount (as of the Specified Redemption Date) and, if the General Partner so elects, the Tendering Partner shall sell the Tendered Units to the General Partner in exchange for the REIT Shares Amount. In such event, the Tendering Partner shall have no right to cause the Partnership to redeem such Tendered Units. The General Partner shall give such Tendering Partner written notice of its election on or before the close of business on the fifth Business Day after the its receipt of the Notice of Redemption.

(c) The REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable Class A REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the General Partner, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such Class A REIT Shares entered into by the Tendering Partner. Notwithstanding any delay in such delivery (but subject to Section 8.06(e)), the Tendering Partner shall be deemed the owner of such Class A REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Specified Redemption Date. In addition, the Class A REIT Shares for which the Partnership Units might be exchanged shall also bear the legend set forth in the Charter.

(d) Each Limited Partner covenants and agrees with the General Partner that all Tendered Units shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

(e) Notwithstanding the provisions of Sections 8.06(a), 8.06(b), 8.06(c) or any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect a Redemption for cash or an exchange for Class A REIT Shares to the extent the ownership or right to acquire Class A REIT Shares pursuant to such exchange by such Partner on the Specified Redemption Date could cause such Partner or any other Person to violate the restrictions on ownership and transfer of Class A REIT Shares set forth in the Charter of the General Partner and (ii) shall have no rights under this Agreement to acquire Class A REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Redemption or exchange for Class A REIT Shares would be in violation of this Section 8.06(e), it shall be null and void ab initio and such Limited Partner shall not acquire any rights or economic interest in the cash otherwise payable upon such Redemption or the Class A REIT Shares otherwise issuable upon such exchange.

(f) Notwithstanding anything herein to the contrary (but subject to Section 8.06(e)), with respect to any Redemption or exchange for Class A REIT Shares pursuant to this Section 8.06: (i) each Series 60 OP Unit, Series 250 OP Unit, or Series ES OP Unit acquired by the General Partner pursuant thereto shall automatically and without further action required, be converted into a Series PR OP Units, on a one-to-one basis; (ii) a portion of the OP Units acquired by the General Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be General Partner Interests and all other OP Units shall be deemed to be Limited Partner Interests and held by the General Partner in its capacity as a Limited Partner in the Partnership such that, immediately after such Redemption, the requirements of Section 4.01(b) continue to be met; (iii) without the consent of the General Partner, each Limited Partner may effect a Redemption only one time in each fiscal quarter; (iv) without the consent of the General Partner, each Limited Partner may not effect a Redemption for less than 1,000 OP Units or, if the Limited Partner holds less than 1,000 OP Units, all of the OP Units held by such Limited Partner; (v) without the consent of the General Partner, each Limited Partner may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution; (vi) the consummation of any Redemption or exchange for Class A REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (vii) each Tendering Partner shall continue to own all OP Units subject to any Redemption or exchange for Class A REIT Shares, and be treated as a Limited Partner with respect to such OP Units for all purposes of this Agreement, until such OP Units are transferred to the General Partner and paid for or exchanged on the Specified Redemption Date. Until a Specified Redemption Date, the Tendering Partner shall have no rights as a stockholder of the General Partner with respect to such Tendering Partner’s OP Units.

(g) In the event that the Partnership issues additional Partnership Interests to any Additional Limited Partner pursuant to Section 4.04, the General Partner shall make such revisions to this Section 8.06 as it determines are necessary to reflect the issuance of such additional Partnership Interests.

ARTICLE IX

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.01. Records and Accounting.

(a) The General Partner shall keep or cause to be kept at the principal office of the Partnership or the Transfer Agent, as applicable, those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.05 or 9.03 hereof. Any records maintained by or on behalf of the Partnership or the Transfer Agent in the regular course of its business may be kept on, or be in the form for, magnetic tape, photographs, micrographics or any other information storage device, provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally U.S. GAAP.

(b) The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles. The Partnership also shall maintain its tax books on the accrual basis.

Section  9.02. Partnership Year. The Partnership Year of the Partnership shall be the calendar year.

Section 9.03. Reports.

(a) As soon as practicable, but in no event later than the date on which the General Partner mails its annual report to its stockholders, the General Partner shall cause to be mailed to each Limited Partner an annual report, as of the close of the most recently ended Partnership Year, containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the Partnership, for such Partnership Year, presented in accordance with U.S. GAAP, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

(b) If and to the extent that the General Partner mails quarterly reports to its stockholders, as soon as practicable, but in no event later than the date on such reports are mailed, the General Partner shall cause to be mailed to each Limited Partner a report containing unaudited financial statements, as of the last day of such fiscal quarter, of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the Partnership, and such other information as may be required by applicable law or regulations, or as the General Partner determines to be appropriate.

(c) The General Partner shall have satisfied its obligations under Sections 9.03(a) and 9.03(b) by posting or making available the reports required by this Section 9.03 on the website maintained from time to time by the Partnership provided, that such reports are able to be printed or downloaded from such website.

(d) At the request of any Limited Partner, the General Partner shall provide access to the books, records and work paper upon which the reports required by this Section 9.03 are based, to the extent required by the Act.

ARTICLE X

TAX MATTERS

Section 10.01. Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable effort to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.

Section 10.02. Tax Elections.

(a) Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754 and the election to use the “recurring item” method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Partnership’s Properties. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 461(h) and 754) upon the General Partner’s determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

(b) Without limiting the foregoing, the Partners, intending to be legally bound, hereby authorize the General Partner, on behalf of the Partnership, to make an election (the “LV Safe Harbor Election”) to have the “liquidation value” safe harbor provided in Proposed Treasury Regulation § 1.83-3(1) and the Proposed Revenue Procedure set forth in Internal Revenue Service Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “LV Safe Harbor”), apply to any interest in the Partnership transferred to a service provider while the LV Safe Harbor Election remains effective, to the extent such interest meets the LV Safe Harbor requirements (collectively, such interests are referred to as “LV Safe Harbor Interests”). The Tax Matters Partner is authorized and directed to execute and file the LV Safe Harbor Election on behalf of the Partnership and the Partners. The Partnership and the Partners (including any person to whom an interest in the Partnership is transferred in connection with the performance of services) hereby agree to comply with all requirements of the LV Safe Harbor (including forfeiture allocations) with respect to all LV Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of LV Safe Harbor Interests consistent with such final LV Safe Harbor guidance. The Partnership is also authorized to take such actions as are necessary to achieve, under the LV Safe Harbor, the effect that the election and compliance with all requirements of the LV Safe Harbor referred to above would be intended to achieve under Proposed Treasury Regulation § 1.83-3, including amending this Agreement.

Section 10.03. Tax Matters Partner.

(a) The General Partner shall be the “tax matters partner” of the Partnership for federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.04 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

(b) The tax matters partner is authorized, but not required:

(i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a “notice partner” (as defined in Code Section 6231) or a member of a “notice group” (as defined in Code Section 6223(b)(2));

(ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a “final adjustment”) is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership’s principal place of business is located;

(iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

(iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(v) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

(vi) to take any other action on behalf of the Partners in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.07 hereof shall be fully applicable to the tax matters partner in its capacity as such.

Section 10.04. Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Sections 1441, 1442, 1445, 1446, or 1471-1474 and the Treasury Regulations thereunder. Any amount paid on behalf of or with respect to a Limited Partner, in excess of any withheld amounts shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Cash of the Partnership that would, but for such payment, be distributed to the Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.04. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.04 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

Section 10.05. Organizational Expenses. The Partnership shall elect to amortize expenses, if any, incurred by it in organizing the Partnership ratably over a 180-month period as provided in Code Section 709.

ARTICLE XI

TRANSFERS AND WITHDRAWALS

Section 11.01. Transfer.

(a) No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

(b) No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void ab initio unless consented to by the General Partner in its sole and absolute discretion.

(c) Except in accordance with the terms and conditions set forth in this Article XI, no Transfer of any Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner in its sole and absolute discretion; provided, that as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for Class A REIT Shares any Partnership Units in which a security interest is held by such lender concurrently with such time as such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Code Section 752.

Section 11.02. Transfer of General Partner’s Partnership Interest.

(a) The General Partner may not transfer any of its Partnership Interests except in connection with (i) a transaction permitted under Section 11.02(b), (ii) any merger (including a triangular merger), consolidation or other combination with or into another Person following the consummation of which the equity holders of the surviving entity are substantially identical to the stockholders of the General Partner, (iii) a transfer to any Subsidiary of the General Partner or (iv) as otherwise expressly permitted under this Agreement, nor shall the General Partner withdraw as General Partner except in connection with a transaction permitted under Section 11.02(b) or any merger, consolidation, or other combination permitted under clause (ii) of this Section 11.02(a).

(b) The General Partner shall not engage in any merger (including, without limitation, a triangular merger), consolidation or other combination with or into another Person (other than any transaction permitted by Section 11.02(a)), any sale of all or substantially all of its assets or any reclassification, recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of “Adjustment Factor”) (“Termination Transaction”), unless (i) it receives the consent of a Majority in Interest of the Outside Limited Partners, (ii) following such merger or other consolidation, substantially all of the assets of the surviving entity consist of OP Units or (iii) in connection with which all Partners (other than the General Partner) who hold OP Units either will receive, or will have the right to receive, for each OP Unit an amount of cash, securities, or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of REIT Shares in consideration of one such REIT Share at any time during the period from and after the date on which the Termination Transaction is consummated; provided, however, that, if in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the percentage required for the approval of mergers under the organizational documents of the General Partner, each holder of OP Units shall receive, or shall have the right to receive without any right of Consent set forth above in this Section 11.02(b), the greatest amount of cash, securities, or other property which such holder would have received had it exercised the Redemption Right and received Class A REIT Shares in exchange for its OP Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer.

(c) The General Partner shall not enter into an agreement or other arrangement providing for or facilitating the creation of a General Partner other than the General Partner, unless the successor General Partner executes and delivers a counterpart to this Agreement in which such General Partner agrees to be fully bound by all of the terms and conditions contained herein that are applicable to a General Partner.

Section 11.03. Transfer of Limited Partners’ Partnership Interests.

(a) No Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the written consent of the General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any Limited Partner may, at any time, without the consent or approval of the General Partner, (i) Transfer all or part of its Partnership Interest to any Family Member (including a Transfer by a Family Member that is an inter vivos or testamentary trust (whether revocable or irrevocable) to a Family Member that is a beneficiary of such trust), any Charity, any Controlled Entity or any Affiliate or (ii) pledge all or any portion of its Partnership Interest to a lending institution as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension of credit. To the extent such a Transfer is made to a Controlled Entity or any Affiliate and such Transferee thereafter ceases to be a Controlled Entity or Affiliate of the Transferor, then a Transfer shall be deemed to occur at such time as such Transferee ceases to be a Controlled Entity or any Affiliate of the Transferor. Notwithstanding the foregoing provisions of this Section 11.03, for so long as a series of OP Units is listed on a National Securities Exchange, OP Units of such series shall be freely transferable, without the consent of the General Partner, pursuant to sales of such OP Units on a National Securities Exchange subject to the following: (i) this Section 11.03; (ii) Section 11.04; (iii) Section 11.06; (iv) any contractual provisions that are binding on such Partner; and (v) any provisions of applicable law, including U.S. federal or state securities laws or rules and regulations of the SEC, any state securities commission or any other applicable securities laws of a Governmental Entity (including those outside the jurisdiction of the United States of America) with jurisdiction over such Transfer or that have the effect of rendering unavailable any exemption under applicable law relied upon for a prior transfer of such.

(b) Without limiting the generality of Section 11.03(a) hereof, it is expressly understood and agreed that, to the extent the General Partner has the right to consent to any Transfer pursuant to Section 11.03(a) above, the General Partner will not consent to any Transfer of all or any portion of any Partnership Interest pursuant to Section 11.03(a) above unless such Transfer meets each of the following conditions:

(i) Such Transfer is made only to a single Qualified Transferee; provided, however, that for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee.

(ii) The transferee in such Transfer assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest; provided, that no such Transfer (unless made pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.05 hereof.

(iii) Such Transfer is effective as of the first day of a fiscal quarter of the Partnership.

(c) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

(d) Subject to the last sentence of this Section 11.03(d), in connection with any proposed Transfer of a Limited Partner Interest, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred. The foregoing provisions of this Section 11.03(d) shall not apply to a series of OP Units that is listed on a National Securities Exchange, for so long as such a series of OP Units is listed on a National Securities Exchange.

(e) The General Partner may impose restrictions on the Transfer of a Limited Partner Interest if it receives an opinion of counsel reasonably to the effect that such restrictions are necessary in order to comply with any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests. The General Partner may impose such restrictions by amending this Agreement without the approval of the Partners.

Section 11.04. Substituted Limited Partners.

(a) Except as set forth in Section 11.04(b) below, a transferee of the interest of a Limited Partner in accordance with Section 11.03(a) may be admitted as a Substituted Limited Partner only with the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The failure or refusal by the General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General Partner. Except as set forth in Section 11.04(b) and subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this Agreement, including, without limitation, the power of attorney granted in Section 2.04 hereof, (ii) a counterpart signature page to this Agreement executed by such Assignee, and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the General Partner, to effect such Assignee’s admission as a Substituted Limited Partner.

(b) Notwithstanding Section 11.04(a) above, for so long as the Series 250 OP Units, Series 60 OP Units or Series ES OP Units are listed on a National Securities Exchange, upon the acceptance by each transferee of the Transfer of OP Units of any such series (including any nominee holder or agent or representative acquiring such OP Units for the account of another Person), subject to compliance with Section 11.06 with respect to such Transfer, (i) each transferee of such OP Units (including any nominee holder or an agent or representative acquiring such OP Units for the account of another Person) shall be admitted to the Partnership as a Substituted Limited Partner with respect to the OP Units so Transferred to such transferee when any such Transfer or admission is reflected in the books and records of the Partnership or the Transfer Agent, and such transferee shall become the record holder of the OP Units so Transferred, and (ii) each such acceptance shall constitute (w) the agreement by each such transferee to be bound by the terms of this Agreement, (x) a grant by each such transferee of the power of attorney in Section 2.04 hereof, (y) the making by each such transferee of the representations and warranties contained in this Agreement, including without limitation, the representations and warranties contained in Sections 3.04(a) and 3.04(b) hereof, if applicable, and (z) the making by each such transferee of the consents and waivers contained in this Agreement. Each transferee of OP Units shall be subject to any and all ownership limitations contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

(c) Upon the admission of a Substituted Limited Partner, the General Partner shall cause the Substitute Limited Partner to be registered on the books and records of the Transfer Agent or otherwise cause the Partnership to amend its books and records to reflect the name, address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

Section 11.05. Assignees. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee of any Partnership Interest as a Substituted Limited Partner in connection with a transfer required to be consented to by the General Partner pursuant to Section 11.03(a), such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee and the rights to Transfer the Partnership Units only in accordance with the provisions of this Article XI, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote or effect a Redemption with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote or effect a Redemption, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

Section 11.06. General Provisions.

(a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner’s Partnership Units in accordance with this Article XI, with respect to which the transferee becomes a Substituted Limited Partner, or pursuant to a redemption (or acquisition by the General Partner) of all of its Partnership Units pursuant to a Redemption under Section 8.06 hereof and/or pursuant to any Partnership Unit Designation.

(b) Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer (i) consented to by the General Partner or otherwise permitted pursuant to this Article XI where such transferee was admitted as a Substituted Limited Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 8.06 hereof and/or pursuant to any Partnership Unit Designation, or (iii) to the General Partner, whether or not pursuant to Section 8.06(b) hereof, shall cease to be a Limited Partner.

(c) Subject to Section 6.04, if any Partnership Unit is Transferred in compliance with the provisions of this Article XI, or is redeemed by the Partnership, or acquired by the General Partner pursuant to Section 8.06 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such

Partnership Year shall be allocated to the transferor Partner or the Tendering Party, as the case may be, and, in the case of a Transfer or assignment other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d) and the corresponding Regulations, using the “interim closing of the books” method or another permissible method selected by the General Partner (unless the General Partner in its sole and absolute discretion elects to adopt a daily, weekly or monthly proration period, in which case Net Income or Net Loss shall be allocated based upon the applicable method selected by the General Partner). All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party, as the case may be, and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

(d) In no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the General Partner or any other acquisition of Partnership Units by the Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause the General Partner to cease to comply with the REIT Requirements; (v) except with the consent of the General Partner, if such Transfer, in the opinion of counsel to the Partnership or the General Partner, would create a significant risk that the Partnership would terminate for federal or state income tax purposes; (vi) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by the General Partner) of all Partnership Units held by all Limited Partners; (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Code Section 4975(c)); (viii) without the consent of the General Partner, to any benefit plan investor within the meaning of Department of Labor Regulations Section 2510.3-101(f), as modified by Section 3(42) of ERISA, or as would otherwise cause participation by benefit plan investors to be “significant” for the purposes of ERISA; (ix) except with the consent of the General Partner, if such Transfer would, in the opinion of legal counsel to the Partnership or the General Partner, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101; (x) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws to the extent such Partnership Interest is not then so registered; (xi) except with the consent of the General Partner, if such Transfer would, in the opinion of legal counsel to the Partnership or the General Partner, adversely affect the ability of the General Partner to continue to qualify as a REIT or would subject the General Partner to any income or excise taxes under the Code; (xii) except with the consent of the General Partner, if such transfer would be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704 (provided, that this clause (xii) shall not be the basis for limiting or restricting in any manner the exercise of a Redemption right unless, and only to the extent that, in the absence of such limitation or restriction, in the opinion of legal counsel to the Partnership, there is a significant risk that the Partnership will be treated as a “publicly traded partnership” and, by reason thereof, taxable as a corporation); (xiii) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; provided, however, that (1) clause (viii) shall not apply to a series of OP Units that is listed on a National Securities Exchange, so long as such series of OP units is listed on a National Securities Exchange and (2) clause (xii) shall not apply to a series of OP Units that is listed on a National Securities Exchange, so long as such series of OP units is listed on a National Securities Exchange and the Partnership is not treated as a “publicly traded partnership.”

(e) Nothing contained in this Article XI, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Partnership Units entered into through the facilities of any National Securities Exchange on which such Partnership Units are listed for trading. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article XI, or elsewhere in this Agreement, and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article XI or elsewhere in this Agreement.

ARTICLE XII

ADMISSION OF PARTNERS

Section 12.01. Admission of Successor General Partner. A successor to all of the General Partner’s General Partner Interest pursuant to Section 11.02 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

Section 12.02. Admission of Additional Limited Partners.

(a) After the date hereof, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.04 hereof, (ii) a counterpart signature page to this Agreement executed by such Person, and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner and the satisfaction of all the conditions set forth in this Section 12.02.

(b) Notwithstanding anything to the contrary in this Section 12.02, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

(c) Subject to Section 6.04, if any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Partnership Year shall be allocated pro rata among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner, in accordance with the principles described in Section 11.06(c) hereof. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

Section 12.03. Amendment of Agreement and Certificate of Limited Partnership. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the books and records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 2.04.

Section 12.04. Limit on Number of Partners. Except if Partnership Units are listed on a National Securities Exchange or unless otherwise permitted by the General Partner, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners that would cause the Partnership to become a reporting company under the Exchange Act.

Section 12.05. Admission. A Person shall be admitted to the Partnership as a Limited Partner of the Partnership only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Partnership as an Additional Limited Partner. Concurrently with, and as evidence of, the admission of an Additional Limited Partner, the General Partner shall cause the Partnership or the Transfer Agent to amend its books and records to reflect the name, address and number of Partnership Units of such Additional Limited Partner.

Section 12.06. Certificates. Notwithstanding anything otherwise to the contrary herein, unless the General Partner shall determine otherwise in respect of some or all of any or all classes of Partnership Interests, Partnership Interests shall not be evidenced by Certificates. To the extent Certificates are issued, such Certificates shall be executed on behalf of the Partnership by the General Partner (and by any appropriate officer of the General Partner on behalf of the General Partner). No Certificate evidencing Partnership Units which are registered on the book and records of the Transfer Agent shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided however that if the General Partner elects to issue Certificates evidencing such Partnership Units in global form, the Certificates evidencing Partnership Units shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Certificates evidencing Partnership Units have been duly registered in accordance with the directions of the Partnership.

Section 12.07. Mutilated, Destroyed, Lost or Stolen Certificates.

(a) If any mutilated Certificate evidencing Partnership Units is surrendered to the Transfer Agent or any mutilated Certificate evidencing other Partnership Interests is surrendered to the General Partner, the appropriate officers of the General Partner on behalf of the General Partner on behalf of the Partnership shall execute, and, if applicable, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Interests as the Certificate so surrendered.

(b) The appropriate officers of the General Partner on behalf of the General Partner on behalf of the Partnership shall execute and deliver, and, if applicable, the Transfer Agent shall countersign a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

(ii) requests the issuance of a new Certificate before the General Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the General Partner, delivers to the General Partner a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner, in its sole discretion, may direct to indemnify the Partnership, the Partners, the General Partner and, if applicable, the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the General Partner.

If a Record Holder fails to notify the General Partner within a reasonable period of time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the

Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Record Holder shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c) As a condition to the issuance of any new Certificate under this Section 12.07, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent, if applicable) reasonably connected therewith.

Section 12.08. Record Holders. The Partnership shall be entitled to recognize the Record Holder as the owner with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Persons on the other, such representative Person shall be the Record Holder of such Partnership Interest.

ARTICLE XIII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.01. Dissolution. The Partnership shall not be dissolved by the admission of Additional Limited Partners or Substituted Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a “Liquidating Event”):

(a) a final and nonappealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and nonappealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless, prior to the entry of such order or judgment, a Majority in Interest of the remaining Outside Limited Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a successor General Partner;

(b) an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion, with or without the Consent of a Majority in Interest of the Outside Limited Partners;

(c) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

(d) the occurrence of a Terminating Capital Transaction; or

(e) the Redemption (or acquisition by the General Partner) of all Partnership Units other than Partnership Units held by the General Partner; or

(f) the Incapacity or withdrawal of the General Partner, unless all of the remaining Partners in their sole and absolute discretion agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner.

Section 13.02. Winding Up.

(a) Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners. After the occurrence of a Liquidating Event, no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Outside Limited Partners (the General Partner or such other Person being referred to herein as the “Liquidator”) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

(i) First, to the satisfaction of all of the Partnership’s Debts and liabilities to creditors other than the Partners and their Assignees (whether by payment or the making of reasonable provision for payment thereof);

(ii) Second, to the satisfaction of all of the Partnership’s Debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.04 hereof;

(iii) Third, to the satisfaction of all of the Partnership’s Debts and liabilities to the other Partners and any Assignees (whether by payment or the making of reasonable provision for payment thereof); and

(iv) The balance, if any, to the General Partner, the Limited Partners and any Assignees in accordance with their Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

(b) Notwithstanding the provisions of Section 13.02(a) hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.02(a) hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

(c) In the event that the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the Partners and Assignees that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs) (a “Capital Account Deficit”), such Partner shall not be required to make any contribution to the capital of the Partnership with respect to such Capital Account Deficit and such Capital Account Deficit shall not be considered a debt owed to the Partnership or any other person for any purpose whatsoever.

(d) Notwithstanding the provisions of Section 13.02(c), (i) if the General Partner has a Capital Account Deficit, the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such Capital Account Deficit balance to zero; (ii) if a DRO Partner has a Capital Account Deficit, such DRO Partner shall be obligated to make a contribution to the Partnership with respect to such DRO Partner’s Capital Account Deficit balance upon a liquidation of the Partnership or a “liquidation” of such Partner’s Partnership Interest within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) (which term shall include a redemption by the Partnership of such DRO Partner’s Partnership Interest upon exercise of the Redemption right) in an amount equal to the lesser of (x) such DRO Partner’s Capital Account Deficit balance or (y) such DRO Partner’s DRO Amount; and (iii) the second sentence of Section 13.02(c) shall not apply with respect to any other Partner to the extent, but only to the extent, that such Partner previously has agreed in writing, with the consent of the General Partner, to undertake an express obligation to restore all or any portion of a deficit that may exist in its Capital Account upon a liquidation of the Partnership. Solely for purposes of determining a DRO Partner’s Capital Account balance upon a liquidation of such Partner’s Partnership Interest, the General Partner shall redetermine the Gross Asset Value of the Partnership’s assets on such date based upon the principles set forth in the definition of “Gross Asset Value,” and shall take into account the DRO Partner’s allocable share of any unrealized gain or unrealized loss resulting from such adjustment in determining the DRO Partner’s Capital Account balance. No Partner shall have any right to become a DRO Partner, to increase its DRO Amount, or otherwise agree to restore any portion of any Capital Account Deficit without the express written consent of the General Partner, in its sole and absolute discretion. The General Partner shall not have the right to eliminate or decrease any Partner’s DRO Amount without the written consent of such Partner unless otherwise agreed to by the parties. Any contribution required of a Partner under this Section 13.02(d) shall be made on or before the later of (i) the end of the Partnership Year in which the interest is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation. The proceeds of any contribution to the Partnership made by a DRO Partner with respect to such DRO Partner’s Capital Account Deficit balance shall be treated as a Capital Contribution by such DRO Partner and the proceeds thereof shall be treated as assets of the Partnership to be applied as set forth in Section 13.02(a).

(e) In furtherance of Section 13.02(d)(ii), a DRO Partner shall cease to be a DRO Partner upon a disposition of all of such DRO Partner’s remaining OP Units (including upon an exercise of a Redemption right) six months after the date of such disposition unless at the time of, or during the six-month period following, such disposition, there has been any of the following:

(i) an entry of a decree or order for relief in respect of the Partnership by a court having jurisdiction over a substantial part of the Partnership’s assets, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the Partnership’s affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

(ii) the commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

(iii) the commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of the Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing; or

(iv) the Partnership becoming insolvent.

Following the passage of the six-month period described in this Section 13.02(e), a DRO Partner shall cease to be a DRO Partner at the first time, if any, that all of the conditions set forth in (i) through (iv) above are not in existence.

(f) In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this Article XIII may be:

(i) distributed to a trust established for the benefit of the General Partner and the Limited Partners for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the General Partner and the Limited Partners, from time to time, in the reasonable discretion of the General Partner or the Liquidator, in the same proportions and amounts as would otherwise have been distributed to the General Partner and the Limited Partners pursuant to this Agreement; or

(ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided, that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.02(a) hereof as soon as practicable.

Section 13.03. Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article XIII, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership’s Property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged and the Partnership’s affairs shall not be wound up. Instead, for federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and, immediately thereafter, distributed interests in the new partnership to the Partners in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 13.03 shall be deemed to have constituted any Assignee as a Substituted Limited Partner without compliance with the provisions of Section 11.04 hereof.

Section 13.04. Rights of Limited Partners. Except as otherwise provided in this Agreement, (a) each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Limited Partner shall have the right or power to demand or receive property other than cash from the Partnership, and (c) no Limited Partner (other than any Limited Partner who holds Preferred Units, to the extent specifically set forth herein and in the applicable Partnership Unit Designation) shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions or allocations.

Section 13.05. Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.01 hereof, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and, in the General Partner’s sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

Section 13.06. Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.02 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 13.07. Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.02 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

ARTICLE XIV

PROCEDURES FOR ACTIONS AND CONSENTS

OF PARTNERS; AMENDMENTS; MEETINGS

Section 14.01. Procedures for Actions and Consents of Partners. The actions requiring consent or approval of Limited Partners pursuant to this Agreement, including Section 7.03 hereof, or otherwise pursuant to applicable law, rule or regulation, are subject to the procedures set forth in this Article XIV.

Section 14.02. Amendments. Amendments to this Agreement requiring Consent of the Limited Partners may be proposed only by the General Partner. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that the General Partner may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than 10 days, and failure to respond in such time period shall constitute a consent that is consistent with the General Partner’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time. Notwithstanding anything to the contrary in this Agreement, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as contemplated by Section 7.03(c) or as is otherwise contemplated by this Agreement.

Section 14.03. Meetings of the Partners.

(a) Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by a Majority in Interest of the Outside Limited Partners (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the OP Units are listed for trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Record Holders not less than seven days nor more than 90 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.03(e) hereof.

(b) For purposes of determining the Partners entitled to notice of or to vote at a meeting of the Partners or to give approvals without a meeting as provided in Section 14.03(e), the General Partner may set a Partnership Record Date, which shall not be less than 10 nor more than 90 days before (i) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the OP Units are listed for trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern) or (ii) in the event that approvals are sought without a meeting, the date by which Partners are requested in writing by the General Partner to give such approvals. If the General Partner does not set a Partnership Record Date, then (x) the Partnership Record Date for determining the Partners entitled to notice of or to vote at a meeting of the Partners shall be the close of business on the day immediately preceding the day on which notice of the meeting is given, and (y) the Partnership Record Date for determining the Partners entitled to give approvals without a meeting shall be the date the first written approval is filed with the General Partner in accordance with Section 14.03(e) hereof.

(c) At any meeting of Partners, the presence in person or by proxy of Partners entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any applicable law or this Agreement for the vote necessary for the approval of any matter. The Partners present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough Partners to leave fewer than would be required to establish a quorum.

(d) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Partnership Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 120 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days or if a new Partnership Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Section 14.03.

(e) If authorized by the General Partner, any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for the action in question) (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the OP Units are listed for trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). The General Partner may specify that any written consent, if any, for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner in its sole discretion. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

(f) Each Limited Partner may authorize any Person or Persons to act for it by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Limited Partner executing such proxy. The use of proxies will be governed in the same manner as in the case of corporations organized under the Delaware General Corporation Law (including Section 212 thereof).

(g) Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the General Partner’s stockholders and may be held at the same time as, and as part of, the meetings of the General Partner’s stockholders.

(h) On matters on which Limited Partners are entitled to vote, each Limited Partner holding OP Units shall have a vote equal to the number of OP Units held.

(i) Except as otherwise expressly provided in this Agreement, the Consent of Holders of Partnership Interests representing a majority of the Partnership Interests of the Limited Partners shall control.

(j) All references in this Agreement to votes of, or other acts that may be taken by, the Holders of Partnership Interests shall be deemed to be references to the votes or acts of the Record Holders of such Partnership Interests.

ARTICLE XV

GENERAL PROVISIONS

Section 15.01. Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by telecopy, facsimile, electronic mail or commercial courier service) to the Partner or Assignee at the address set forth in the books and records of the Partnership or the Transfer Agent or such other address of which the Partner shall notify the General Partner in accordance with this Section 15.01.

Section 15.02. Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” or “Sections” are to Articles and Sections of this Agreement.

Section 15.03. Pronouns and Plurals. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.04. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.05. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.06. Waiver.

(a) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

(b) The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time.

Section 15.07. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 15.08. Applicable Law.

(a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

(b) Each Partner hereby (i) submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of New York (collectively, the “New York Courts”), with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of any of the New York Courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered to such Partner at such Partner’s last known address as set forth in the Partnership’s books and records, and (iv) irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

Section 15.09. Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership. Notwithstanding the immediately preceding sentence, the Partners hereby acknowledge and agree that the General Partner, without the approval of any Limited Partner, may enter into side letters or similar written agreements with Limited Partners that are not Affiliates of the General Partner, executed contemporaneously with the admission of such Limited Partner to the Partnership, affecting the terms hereof, as negotiated with such Limited Partner and which the General Partner in its sole discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Limited Partner shall govern with respect to such Limited Partner notwithstanding the provisions of this Agreement.

Section 15.10. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 15.11. Limitation to Preserve REIT Qualification. Notwithstanding anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to the General Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the General Partner for purposes of Code Section 856(c)(2) or Code Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to the General Partner, shall not exceed the lesser of:

(i) an amount equal to the excess, if any, of (a) 4.9% of the General Partner’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the General Partner from sources other than those described in subsections (A) through (H) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

(ii) an amount equal to the excess, if any, of (a) 24% of the General Partner’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the General Partner from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments); provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the General Partner’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 15.11, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year. The purpose of the limitations contained in this Section 15.11 is to prevent the General Partner from failing to qualify as a REIT by reason of the General Partner’s share of items, including distributions, payments, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 15.11 shall be interpreted and applied to effectuate such purpose.

Section 15.12. No Partition. No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

Section 15.13. No Third-Party Rights Created Hereby. The provisions of this Agreement are solely for the purpose of defining the interests of the Partners, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.

Section 15.14. No Rights as Stockholders of General Partner. Nothing contained in this Agreement shall be construed as conferring upon the Holders of Partnership Units any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter.

Section 15.15. Creditors. Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

[signature page follows]

IN WITNESS WHEREOF, this First Amended and Restated Agreement of Limited Partnership has been executed as of the date first written above.

GENERAL PARTNER:

EMPIRE STATE REALTY TRUST, INC.

By:
Name:
Title:

ALL LIMITED PARTNERS LISTED ON THE BOOKS OF THE PARTNERSHIP OR THE TRANSFER AGENT

By:
Name:
	Title:	as Attorney-in-Fact for the Limited Partners

Exhibit A

[OMITTED]

Exhibit B

NOTICE OF REDEMPTION

To:	Empire State Realty Trust, Inc.

[Address]

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Redemption                  [SERIES      OP Units] (the “OP Units”) in Empire State Realty OP, L.P. in accordance with the terms of the First Amended and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P., dated as of                     , 2012 (the “Agreement”), and the Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a) undertakes (i) to surrender such OP Units and any certificate therefor at the closing of the Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 8.06(g) of the Agreement;

(b) directs that the certified check representing the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c) represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such OP Units, free and clear of the rights or interests of any other person or entity,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Partnership Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d) acknowledges that he will continue to own such OP Units until and unless either (1) such OP Units are acquired by the General Partner pursuant to Section 8.06(b) of the Agreement or (2) such redemption transaction closes.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

(City) (State) (Zip Code)

Signature Medallion Guaranteed by:

Issue Check Payable/Class A REIT Shares to:

Name:

Please insert social security or identifying number:

Exhibit C

DRO PARTNERS AND DRO AMOUNTS

DRO PARTNER	DRO AMOUNT

Exhibit D

NOTICE OF ELECTION BY PARTNER TO CONVERT LTIP UNITS INTO OP UNITS

The undersigned Holder of LTIP Units hereby irrevocably (i) elects to convert the number of LTIP Units in Empire State Realty OP, L.P. (the “Partnership”) set forth below into Series PR OP Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Series PR OP Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights of interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entitles, if any, having the right to consent or approve such conversion.

Name of Holder:
(Please Print: Exact Name as Registered with Partnership)

Number of LTIP Units to be Converted:

Date of this Notice:

(Signature of Holder: Sign Exact Name as Registered with Partnership)

(Street Address)

(City) (State) (Zip Code)

Signature Medallion Guaranteed by:

Exhibit E

NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF LTIP UNITS INTO OP UNITS

Empire State Realty OP, L.P. (the “Partnership”) hereby irrevocably elects to cause the number of LTIP Units held by the Holder of LTIP Units set forth below to be converted into Series PR OP Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.

Name of Holder:
(Please Print: Exact Name as Registered with Partnership)

Number of LTIP Units to be Converted:

Date of this Notice:

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of                     , 2012, is made and entered into by and between Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), and certain persons listed on Schedule 1 hereto.

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), the Company and Empire State Realty OP, L.P., a Delaware limited partnership (the “Operating Partnership”), have entered into certain agreements pursuant to which they will engage in certain formation transactions (the “Formation Transactions”), pursuant to which holders of interests (or certain related parties) (collectively, the “Existing Holders”) in the entities participating in the Formation Transactions (the “Existing Entities”) will receive, in exchange for their respective interests in the Existing Entities, directly or indirectly through distributions of such securities by the Existing Entities, (i) units representing limited partnership interests (the “OP Units”) of the Operating Partnership, redeemable, under certain circumstances, into shares of Class A Common Stock on a one-for-one basis (the “Contributor OP Interests”); (ii) shares of Class B Common Stock, $0.01 par value per share (the “Class B Common Stock”) of the Company, convertible, under certain circumstances, into shares of Class A Common Stock on a one-for-one basis (the “Contributor REIT Interests” and, together with the Contributor OP Interests, the “Contributor Interests”); (iii) shares of Class A Common Stock (the “Initial Contributor Shares”); and/or (iv) cash;

WHEREAS, the Company plans to grant at the closing of the IPO (i) shares of restricted Class A Common Stock (“Restricted Shares”) pursuant to Restricted Stock Agreements (the “Restricted Stock Agreements”) between the Company and certain members of its senior management team and independent directors (the “Restricted Share Recipients”) as an award under the Company’s 2012 Equity Incentive Plan (the “Equity Plan”); and/or (ii) LTIP Units (“Management LTIP Units”) pursuant to LTIP Award Agreements (the “LTIP Award Agreements”) between the Company and certain members of its senior management team and independent directors (the “LTIP Recipients”) as an award under the Equity Plan;

WHEREAS, the Company may, from time to time, grant to members of its senior management team and its independent directors additional awards under the Equity Plan consisting of, or based upon, shares of Class A Common Stock (the “Additional Plan Shares”); and

WHEREAS, the Company desires to enter into this Agreement with the Holders (as defined below) in order to grant the Holders the registration rights contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“1% Holder” shall mean (i) the Helmsley Trust and (ii) the Malkin Group.

“1% Holder Piggy-Back Registration” shall have the meaning set forth in Section 2.3 of this Agreement.

“Additional Plan Shares” shall have the meaning set forth in the Recitals hereof.

“Agreement” shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.

“Class A Common Stock” shall have the meaning set forth in the Recitals hereof.

“Class B Common Stock” shall have the meaning set forth in the Recitals hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Company Piggy-Back Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Contributor Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor OP Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor REIT Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor Shares” shall mean the Initial Contributor Shares, the shares of Class A Common Stock that may be acquired by the Holders in connection with the exercise by such Holders of the exchange or conversion rights associated with the Contributor Interests and all such shares of Class A Common Stock owned as of the date hereof by any member of the Malkin Group.

“Controlling Person” shall have the meaning set forth in Section 5(a) of this Agreement.

“Convertible Class B Common Stock” shall mean shares of Class B Common Stock that may be automatically converted to shares of Class A Common Stock pursuant to Section 6.3.7 of the Articles of Amendment and Restatement of the Company.

“Demand Holder” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Period” shall mean the period commencing on the date that is six (6) months after the closing of the IPO and ending on the Resale Shelf Effective Date.

“Demand Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Registration Notice” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“End of Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Equity Plan” shall have the meaning set forth in the Recitals hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“Exchangeable OP Units” shall mean OP Units that may be redeemable for cash or, at the Company’s option, exchangeable for shares of Class A Common Stock pursuant to Section 8.06 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

“Existing Entities” shall have the meaning set forth in the Recitals hereof.

“Existing Holders” shall have the meaning set forth in the Recitals hereof.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Helmsley Trust” means the Estate of Leona M. Helmsley, The Leona M. and Harry B. Helmsley Charitable Trust and their respective affiliates, assigns and transferees.

“Holders” shall mean (i) the Existing Holders, the LTIP Recipients and the Restricted Share Recipients as holders of Registrable Securities and (ii) any direct or indirect transferee (to the extent permitted under the Articles of Amendment and Restatement of the Company, the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, the Restricted Award Agreements, or the LTIP Award Agreements, as applicable) of such Registrable Securities from an Existing Holder, an LTIP Recipient or a Restricted Share Recipient, as the case may be, provided, that such transferee agrees in writing to be bound by all the provisions hereof. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Initial Contributor Shares” shall have the meaning set forth in the Recitals hereof.

“IPO” shall have the meaning set forth in the Recitals hereof.

“Issuer Shelf Effective Date” shall have the meaning set forth in Section 2.1(b)(iii) of this Agreement.

“Issuer Shelf Registration Statement” shall have the meaning set forth in Section 2.1(b)(i) of this Agreement.

“Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.

“LTIP Award Agreements” shall have the meaning set forth in the Recitals hereof.

“LTIP Recipients” shall have the meaning set forth in the Recitals hereof.

“LTIP Units” shall mean OP Units issued by the Operating Partnership classified as LTIP Units.

“Malkin Group” shall mean all of the following, as a group: Anthony E. Malkin, Peter L. Malkin and each of their lineal descendents (including spouses of such descendents), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, or any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin for the benefit of any of the foregoing.

“Market Value” shall mean, with respect to the Class A Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for an Underwritten Offering pursuant to Section 2.1(c) hereto or for registration pursuant to Section 2.2(a) hereto. The market price for each such trading day shall be: (i) if the Class A Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Class A Common Stock shall be determined by the Board acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Management LTIP Units” shall have the meaning set forth in the Recitals hereof.

“Management Shares” shall mean the Class A Common Stock that may be acquired by the LTIP Recipients in connection with the exercise by such LTIP Recipients of the exchange rights associated with the Management LTIP Units.

“Non-requesting Holders” shall have the meaning set forth in Section 2.3 of this Agreement.

“Notice and Questionnaire” shall mean a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Resale Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Operating Partnership” shall have the meaning set forth in the Recitals hereof.

“OP Units” shall have the meaning set forth in the Recitals hereof.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, estate, trust, unincorporated organization or other governmental or legal entity.

“Public Existing Entities” shall mean Empire State Building Associates L.L.C., a New York limited liability company, 60 East 42nd St. Associates L.L.C., a New York limited liability company and 250 West 57th St. Associates L.L.C., a New York limited liability company.

“Primary Shares” shall have the meaning set forth in Section 2.1(b)(i) of this Agreement.

“Recommended Offering Size” shall have the meaning set forth in Section 2.4 of this Agreement.

“Registrable Securities” shall mean at any time (i) the Contributor Shares, (ii) the Management Shares, (iii) the Restricted Shares and (iv) the Additional Plan Shares, each upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the original Holders or any subsequent Holders and any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Class A Common Stock, until, as to any particular Registrable Security, the earliest time as one of the following shall have occurred: (i) a Registration Statement covering all such securities has been declared effective by the Commission and all such shares have been disposed of pursuant to such effective Registration Statement; (ii) except in the case of Registrable Securities issued to the Helmsley Trust pursuant to an effective Registration Statement on Form S-4, such securities (other than Restricted Securities) were issued pursuant to an effective Registration Statement, (iii) such Registrable Securities have been publicly sold under Rule 144 under the Securities Act, (iv) with respect to Holders that individually hold less than 1% of the Registrable Securities originally issued in connection with the Formation Transactions, such Registrable Securities may be sold in one transaction pursuant to Rule 144; or (v) such securities have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Shelf Registration Statement or Demand Registration Statement) for a public offering and sale of the Class A Common Stock or other securities of the Company, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement (other than a registration statement (i) on Form S-4 (including the registration statement on Form S-4 filed with the Commission in connection with the Formation Transactions) or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt, or (vi) for a dividend reinvestment plan).

“Requesting Holder” shall have the meaning set forth in Section 2.1(c) of this Agreement.

“Resale Shelf Effective Date” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Restricted Securities” means shares of Class A Common Stock issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144 under the Securities Act.

“Restricted Shares” shall have the meaning set forth in the Recitals hereof.

“Restricted Share Recipients” shall have the meaning set forth in the Recitals hereof.

“Restricted Stock Agreements” shall have the meaning set forth in the Recitals hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Holder” shall mean a Holder who is selling Registrable Securities pursuant to a Registration Statement pursuant to the terms hereof.

“Selling Holders’ Counsel” shall mean the respective counsel for each 1% Holder holding Registrable Securities included in a Registration Statement.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2.1(e) of this Agreement.

“Shelf Registration Statement” shall mean a Resale Shelf Registration Statement and/or an Issuer Shelf Registration Statement.

“Suspension Event” shall have the meaning set forth in Section 3(a) of this Agreement.

“Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

Section 2.    Registrations.

2.1    Shelf Registration.

(a)    Resale Shelf Registration. Subject to Section 3 hereto, the Company agrees to use commercially reasonable efforts to file with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO with the Commission a “shelf” registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, on Form S-11 or any similar or successor form) with respect to the resale of all the Registrable Securities by the Holders thereof (a “Resale Shelf Registration Statement”) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof (the “Resale Shelf Effective Date”). The Resale Shelf Registration Statement shall be on an appropriate form and the registration statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as the Holders may from time to time notify the Company. The Company agrees to use its commercially reasonable efforts to provide notice to the Holders, including the form of Notice and Questionnaire attached hereto as Exhibit A, on or prior to the date five (5) Business Days prior to the Resale Shelf Effective Date.

At the time the Resale Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a calendar quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(b)    Issuer Shelf Registration.

(i)    The Company may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 2.1(a) solely with respect to shares of Class A Common Stock issuable upon exchange of Exchangeable OP Units and/or conversion of Convertible Class B Common Stock by preparing and filing with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO one or more “shelf” registration statements on Form S-3 (or, if the Company is not eligible to use Form S-3, on Form S-11 or any similar or successor form) (an “Issuer Shelf Registration Statement”) providing for (i) the issuance by the Company, from time to time, to the Holders of such Exchangeable OP Units and/or Convertible Class B Common Stock upon redemption or conversion thereof, of shares of Class A Common Stock registered under the Securities Act (the “Primary Shares”); and (ii) to the extent such Primary Shares constitute Restricted Securities, the registered resale thereof by their Holders from time to time in accordance with the methods of distribution elected by the Holders and set forth therein (but except as provided in Section 2.1(c) below, not an Underwritten Offering).

(ii)    Notwithstanding Section 2.1(b)(i), the Company agrees to use commercially reasonable efforts to file with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO with the Commission an Issuer Shelf Registration Statement with respect to the shares of Class A Common Stock issuable upon exchange of Exchangeable OP Units and Convertible Class B Common Stock issued to the Existing Holders in the Public Existing Entities.

(iii)    The Company shall use its commercially reasonable efforts to cause any Issuer Shelf Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof (the “Issuer Shelf Effective Date”).

(c)    Underwritten Registered Resales. Any offering by a 1% Holder under a Shelf Registration Statement shall be underwritten at the written request of such 1% Holder (such holder the “Requesting Holder”), provided, that: (i) the Registrable Securities requested to be registered in such Underwritten Offering shall have a Market Value of at least $150,000,000 on the date of such request, except that the fourth Underwritten Offering requested by the Helmsley Trust under this Section 2.1(c) shall have a Market Value of at least $100,000,000 on the date of such request; (ii) the Company shall not be obligated to effect more than two (2) Underwritten Offerings during any 12-month period following the Resale Shelf Effective Date; (iii) no 1% Holder shall have the ability to effect more than four (4) Underwritten Offerings under this Section 2.1(c); and (iv) the Company shall not be obligated to effect, or take any action to effect, an Underwritten Offering (a) within 90 days following the last date on which an Underwritten Offering was effected pursuant to this Section 2.1(c) or Section 2.2(a); or (b) during any lock-up period required by the Underwriters in any prior Underwritten Offering conducted by the Company on its own behalf or on behalf of selling stockholders. Any request for an Underwritten Offering hereunder shall be made to the Company in accordance with the notice provisions set forth in Section 8(f) hereto.

(d)    Underwriters. The Requesting Holder shall select the book-running managing Underwriter in connection with any Underwritten Offering pursuant to Section 2.1(c); provided, that such managing Underwriter must be reasonably satisfactory to the Company. The Requesting Holder may select any additional investment banks and managers to be used in connection with the Underwritten Offering; provided, that such additional investment bankers and managers must be reasonably satisfactory to the Company.

(e)    Shelf Registration Effectiveness. Subject to Sections 2.1(f) and 3 hereof, the Company shall use commercially reasonable efforts to keep any Shelf Registration Statement continuously effective for the period (the “Shelf Effectiveness Period”) beginning on the date on which a Shelf Registration Statement is declared effective and ending on the date that all of the Registrable Securities registered under a Shelf Registration Statement cease to be Registrable Securities. During the period that a Shelf Registration Statement is effective, the Company shall supplement or make amendments to the Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holders (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

(f)    Shelf Registration Subsequent Filings. The Company shall prepare and file such additional Registration Statements as necessary and use its commercially reasonable efforts to cause such Registration Statements to be declared effective by the Commission so that a Shelf Registration Statement remains continuously effective, subject to Section 3, with respect to the Registrable Securities as and for the period required under Section 2.1(e), as applicable (such subsequent Registration Statements to constitute a Resale Shelf Registration Statement or an Issuer Shelf Registration Statement, as the case may be, hereunder).

(g)    Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

2.2    Underwritten Demand Registration.

(a)    Subject to Section 3 hereof, at any time during the Demand Period, any 1% Holder (the “Demand Holder”) may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of the Demand Holder’s desire to have their Registrable Securities with a Market Value of at least $150,000,000 registered for sale under the Securities Act in an Underwritten Offering (a “Demand Registration”); provided, that each 1% Holder shall have the right to no more than one (1) Demand Registration during the Demand Period; provided, however, if a Resale Shelf Registration Statement is not declared effective by the Commission on or prior to the Resale Shelf Effective Date, each 1% Holder shall have the right to one additional Demand Registration for each 180-day period following such Resale Shelf Effective Date, during which the Resale Shelf Registration Statement is not declared effective by the Commission. As soon as reasonably practicable following receipt of a Demand Registration Notice, but in no event more than forty-five (45) days following receipt of such notice, the Company shall use its commercially reasonable efforts to prepare and file a registration statement on an appropriate form with respect to such Demand Registration (the “Demand Registration Statement”) and shall use its commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof. Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold in the Underwritten Offering and shall be made to the Company in accordance with the notice provisions set forth in Section 8(f) hereto. A Demand Registration effected pursuant to this Section 2.2(a) shall not be taken into account when calculating the number of Underwritten Offerings that have been effected by any 1% Holder for purposes of Section 2.1(c)(iii) of this Agreement.

(b)    Underwriters. The Demand Holder shall select the book-running managing Underwriter in connection with any Demand Registration pursuant to Section 2.2(a); provided, that such managing Underwriter must be reasonably satisfactory to the Company. The Demand Holder may select any additional investment banks and managers to be used in connection with the Underwritten Offering; provided, that such additional investment bankers and managers must be reasonably satisfactory to the Company.

2.3    Piggy-Back Rights. If the Company proposes to file a Registration Statement with respect to an Underwritten Offering of Class A Common Stock (i) by the Company for its own account or (ii) on behalf of a 1% Holder or if a 1% Holder requests an Underwritten Offering of its Registrable Securities pursuant to Section 2.1(c), then the Company shall give written notice of such proposed filing or request, as applicable, to all other 1% Holders (the “Non-requesting Holders”) as soon as practicable, and such notice shall offer such Non-requesting Holders the opportunity to register or include, as applicable, such number of shares of Registrable Securities as each such Non-requesting Holder may request (a “1% Holder Piggy-Back Registration”). Each Non-requesting Holder who wishes to participate in such Underwritten Offering shall notify the Company in writing within five (5) Business Days after the receipt by such Non-requesting Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Underwritten Offering, subject to Section 2.4. Subject to Section 2.4 below, the Company shall be permitted to register such number of shares of Class A Common Stock as it may elect with respect to Underwritten Offerings under Sections 2.1(c) and 2.2(a) (each a “Company Piggy-Back Registration”).

2.4    Reduction of Offering. Notwithstanding anything contained in Section 2.3, if the managing Underwriter(s) of an Underwritten Offering described in Sections 2.1 or 2.2 advise the Company and the 1% Holders in writing that the size of the intended offering is such that the success of the offering would be significantly and adversely affected by (i) inclusion of the Registrable Securities requested to be included by Non-requesting Holders in a 1% Holder Piggy-Back Registration or (ii) the inclusion of Class A Common Stock requested to be included by the Company in a Company Piggy-Back Registration, then: (x) first, to the extent the Company has exercised a Company Piggy-Back Registration, the amount of the Class A Common Stock to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the amount recommended by such managing Underwriter(s) (the “Recommended Offering Size”), provided, that the amount of securities to be offered by the Company shall not be reduced to less than $25,000,000 for each such Underwritten Offering; (y) second, to the extent the reduction pursuant to clause (x) is not sufficient to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, then the amount of Registrable Securities to be offered for the account of the Non-requesting Holders shall be reduced on a pro rata basis (based on the Registrable Securities requested for inclusion therein) to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, provided, that if the Helmsley Trust exercises a 1% Holder Piggy-Back Registration in connection with an Underwritten Offering under Section 2.1(c) during the first year following the Resale Shelf Effective Date, then its Registrable Securities included in such Underwritten Offering shall not be reduced before the Registrable Securities of all other 1% Holders, including the Registrable Securities of any Demand Holder or Requesting Holder in such Underwritten Offering, has first been so reduced; and (z) third, to the extent the reduction pursuant to clauses (x) and (y), as applicable, are not sufficient to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, then the amount of Registrable Securities to be offered for the account of the Requesting Holder or Demand Holder, as applicable, shall be reduced on a pro rata basis (based on the Registrable Securities requested for inclusion therein) to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size.

Section 3.    Black-Out Periods.

(a)    Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.1(c), 2.2(a) or 4, the Company shall be permitted to postpone the filing of the Registration Statement (including any Shelf Registration Statement and Demand Registration Statement), and from time to time to require Holders not to sell under the Registration Statement or to suspend the use or effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable (but in no event shall the Company be entitled to exercise such right more than two times or for more than an aggregate of 150 days in any rolling 12-month period commencing on the date of this Agreement, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, or (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable, based on the advice of counsel, to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the prospectus included in the Registration Statement (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post effective basis or to take such action as is necessary to permit resumed use of the Registration Statement or filing thereof as soon as possible.

The Company will provide written notice (a “Suspension Notice”) to the Holders and the Selling Holders’ Counsel, if any, of the occurrence of any Suspension Event. If as a result of a Suspension Event, the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice, other than permanent file copies in the possession of such Holder’s counsel. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Selling Holders’ Counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(b)    In connection with any Registration Statement utilized by the Company to satisfy its obligations under this Agreement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related prospectus.

(c)    If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall use commercially reasonable efforts, taking into account the circumstances of the Company at such time, to file the required reports as promptly as commercially practicable, and shall notify the Holders as promptly as practicable when such suspension is no longer required.

(d)    Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Registration Statement pursuant to Section 3(a), the Company agrees that it shall extend the period of time during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided, that, such period of time shall not be extended beyond the date that Class A Common Stock covered by such Registration Statement are no longer Registrable Securities.

Section 4.    Registration Procedures.

(a)    Subject to Section 3 hereof, in connection with the filing of any Shelf Registration Statement (and, to the extent applicable, any Demand Registration Statement) as provided in this Agreement, the Company shall use commercially reasonable efforts to, as expeditiously as reasonably practicable:

(i)    prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, within the relevant time period specified in Sections 2.1(a), 2.1(b)(ii) and/or 2.2(a) hereof, on the appropriate form under the Securities Act, which form (1) shall be selected by the Company, (2) shall be available for the registration and sale of the Registrable Securities by the Selling Holders thereof, (3) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (4) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and otherwise comply with its obligations under Section 2 hereof;

(ii)    prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders thereof;

(iii)    (1) notify each Holder of Registrable Securities, not later than ten (10) Business Days after filing, that a Registration Statement with respect to the Registrable Securities has been filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with any method or combination of methods legally available by the Selling Holders of any and all Registrable Securities and providing a Notice and Questionnaire for completion by each such Holder desiring to be included as a Selling Holder therein; (2) furnish to each Selling Holder of Registrable Securities and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Selling Holder or Underwriter may reasonably request, including financial statements and schedules in order to facilitate the public sale or other disposition of the Registrable Securities; and (3) hereby consent to the use of the prospectus or any amendment or supplement thereto by the Selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(iv)    use its commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Selling Holder of Registrable Securities covered by the Registration Statement and each Underwriter of an Underwritten Offering of Registrable Securities shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Selling Holder and Underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Selling Holder; provided, however, that the Company shall not be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(v)    notify promptly each Selling Holder of Registrable Securities under the Registration Statement and, if requested by such Selling Holder, confirm such advice in writing promptly at the address determined in accordance with Section 8(f) of this Agreement (1) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments and supplements to the

Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the happening of any event or the discovery of any facts during the period the Registration Statement is effective as a result of which the Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice), (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the filing of a post-effective amendment to the Registration Statement;

(vi)    furnish Selling Holders’ Counsel, if any, copies of any comment letters relating to the Selling Holders received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to the Registration Statement and prospectus or for additional information relating to the Selling Holders;

(vii)    make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment and to re-qualify the Registrable Securities for resale after any suspension thereof;

(viii)    furnish to each Selling Holder of Registrable Securities, and each Underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(ix)    cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Holders or the Underwriters, if any, may reasonably request at least three (3) Business Days prior to the closing of any sale of Registrable Securities;

(x)    upon the occurrence of any event or the discovery of any facts, as contemplated by Sections 4(a)(v)(2) and 4(a)(v)(4) hereof, as promptly as practicable after the occurrence of such an event, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Selling Holder of such determination and to furnish each Selling Holder such number of copies of the prospectus as amended or supplemented, as such Selling Holder may reasonably request;

(xi)    within a reasonable time prior to the filing of any Registration Statement, any prospectus, any amendment to a Registration Statement or amendment or supplement to a prospectus, provide copies of such document to the Selling Holders’ Counsel, if any, on behalf of such Selling Holder, consider only changes reasonably requested by such Selling Holder’s Counsel and make representatives of the Company as shall be reasonably requested by the Selling Holders of Registrable Securities available for discussion of such document;

(xii)    obtain one or more CUSIP numbers for the Registrable Securities not later than the effective date of a Registration Statement, and provide the Company’s transfer agent with printed certificates for the Registrable Securities, in a form eligible for deposit with the Depositary, in each case, to the extent necessary or applicable;

(xiii)    enter into agreements (including underwriting agreements) and take all other customary appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering:

(A)    make such representations and warranties to the Selling Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in similar Underwritten Offerings as may be reasonably requested by them;

(B)    obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing Underwriter(s) and their counsel) addressed to the Underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Underwriter(s);

(C)    obtain “comfort” letters and updates thereof from the Company’s independent registered public accounting firm (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the Underwriter(s), if any (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to Underwriters in connection with similar Underwritten Offerings;

(D)    enter into a securities sales agreement with the Selling Holders and an agent of the Selling Holders providing for, among other things, the appointment of such agent for the Selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

(E)    if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the Underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any Underwriters, in the form customarily provided to such Underwriters in similar types of transactions; and

(F)    deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Selling Holders of a majority in principal amount of the Registrable Securities being sold and the managing Underwriters, if any;

(xiv)    make available for inspection by any Underwriter participating in any disposition pursuant to a Registration Statement, Selling Holders’ Counsel and any accountant retained by a majority in principal amount of the Registrable Securities being sold, all financial and other records, pertinent corporate documents and properties or assets of the Company reasonably requested by any such persons, and cause the respective officers, directors and any other agents of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Selling Holders’ Counsel; provided, however, that the Selling Holders’ Counsel, if any, and the representatives of any Underwriters will use commercially reasonable efforts, to the extent reasonably practicable, to coordinate the foregoing inspection and information gathering and to not materially disrupt the Company’s business operations;

(xv)    a reasonable time prior to filing any Registration Statement, any prospectus forming a part thereof, any amendment to such Registration Statement, or amendment or supplement to such prospectus, provide copies of such document to the Underwriter(s) of an Underwritten Offering of Registrable Securities; within five (5) Business Days after the filing of any Registration Statement, provide copies of such Registration Statement to Selling Holders’ Counsel; make such changes in any of the foregoing documents prior to the filing thereof, or in the case of changes received from Selling Holders’ Counsel by filing an amendment or supplement thereto, as the Underwriter or Underwriters, or in the case of changes received from Selling Holders’ Counsel relating to the Selling Holders or the plan of distribution of Registrable Securities, as Selling Holders’ Counsel, reasonably requests; not file any such document in a form to which any Underwriter shall not have previously been advised and furnished a copy of or to which any Underwriter shall reasonably object; reasonably consider the Selling Holders’ Counsel’s comments, if any, in preparing the Registration Statement; not include in any amendment or supplement to such documents any information about the Selling Holders or any change to the plan of distribution of Registrable Securities that would limit the method of distribution of the Registrable Securities unless Selling Holders’ Counsel has been advised in advance and has approved such information or change; and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Selling Holders’ Counsel, if any, on behalf of such Selling Holder, Selling Holders’ Counsel or any Underwriter;

(xvi)    cause senior representatives of the Company to participate in any “road show” or “road shows” reasonably requested by any Underwriter;

(xvii)    furnish to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing Underwriter or Underwriters therefor reasonably requests;

(xviii)    use its commercially reasonable efforts to cause all Registrable Securities to be listed on any national securities exchange;

(xix)    otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xx)    cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any Underwriter and its counsel (including any “qualified independent Underwriter” that is required to be retained in accordance with the rules and regulations of the FINRA).

The Company may (as a condition to a Holder’s participation in a Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holders and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the type described in Section 4(a)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(x) hereof, or until such Holder is advised in writing by the Company that the use of the Registration Statement may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 5.    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, and the respective officers, directors, partners, trustees, executors, employees, representatives and agents of any such Person, and each Person (a “Controlling Person”), if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing Persons, as follows:

(i)    against any and all loss, liability, claim, damage, judgment, actions, other liabilities and expense whatsoever (the “Liabilities”), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the fees at standard non-premium rates and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity and hold harmless agreement shall not apply to any Liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto). Such indemnity and hold harmless agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such Controlling Person and shall survive the transfer of such securities by the Holders.

(b)    Indemnification by the Holders. Each Holder severally (based on the number of its Registrable Securities registered pursuant to this Agreement), but not jointly, agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective officers, directors, partners, employees, trustees, executors, representatives and agents, and each of their respective Controlling Persons, against any and all Liabilities described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)    Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity and hold harmless agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Subject to Section 5(d) below, no indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Indemnification Payments. If at any time an indemnified party shall have requested an indemnifying party consent to any settlement of the nature contemplated by Sections 5(a)(ii) or 5(c), such indemnifying party agrees that it shall be liable for such settlement, including any such related fees and expenses of counsel, effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request; (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into; and (iii) such indemnifying party shall not have responded to such indemnified party in accordance with such request prior to the date of such settlement.

(e)    Contribution. If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations; provided, however, that no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any such legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 6.    Market Stand-Off Agreement. Each Holder hereby agrees that it shall not, directly or indirectly sell, offer to sell (including without limitation any short sale), pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Registrable Securities or other Class A Common Stock or any securities convertible into or exchangeable or exercisable for Class A Common Stock then owned by such Holder (other than to permitted transferees of the Holders who agree to be similarly bound) for up to 90 days following the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities as requested by the managing underwriter of such Underwritten Offering; provided, however, that:

(a)    the restrictions above shall not apply to Registrable Securities sold on the Holders’ behalf to the public in an Underwritten Offering pursuant to a Registration Statement;

(b)    all officers and directors of the Company then holding Class A Common Stock or securities convertible into or exchangeable or exercisable for Class A Common Stock enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

(c)    the Holders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) director, (iii) other holder of the Company’s Class A Common Stock that entered into similar agreements (with such proportion being determined by dividing the number of shares being released with respect to such officer, director or other holder of the Company’s Class A Common Stock by the total number of issued and outstanding shares held by such officer, director or holder).

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 6 and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) or to assign a different CUSIP number therefor until the end of such period.

Section 7.    Termination; Survival. The rights of each Holder under this Agreement shall terminate upon the date that such Holder ceases to hold any Registrable Securities and with respect to the Company upon the end of the Shelf Effectiveness Period with respect to any Shelf Registration Statement. Notwithstanding the foregoing, the obligations of the parties under Sections 5 and 8 of this Agreement shall remain in full force and effect following such time.

Section 8.    Miscellaneous.

(a)    Registration Expenses. The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including, without limitation, (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and prospectus and all amendments and supplements thereto, (ii) all stock exchange, Commission and state securities registration, listing and filing fees, (iii) all fees and expenses of complying with securities or “blue sky” laws, (iv) all FINRA fees, (v) fees and disbursements of counsel for the Company and fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters), (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers performing legal or accounting duties); and (vii) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement. Except as required in this Section 8, the Company shall have no obligation to pay (i) any fees, discounts or commissions attributable to the sale of Registrable Securities; (ii) any Holder’s out-of-pocket expenses relating to the transactions contemplated by this Agreement, provided, that the Company shall be obligated to pay any 1% Holder’s out-of-pocket expenses (including disbursements of such Selling Holder’s Counsel, accountants and other advisors) up to $25,000 in the aggregate for each Underwritten Offering and each filing of a Resale Shelf Registration Statement and a Demand Registration Statement; or (iii) any transfer taxes relating to the registration for sale of the Registrable Securities.

(b)    Covenants Relating To Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements (at any time after 90 days after the effective date of the first Registration Statement filed by the Company for an offering of its Class A Common Stock to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 8(b), as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

(c)    Participation in Underwritten Offerings. No Person may participate in any Underwritten Offerings hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Agreement. Except as provided in Sections 2.1(d) and 2.2(b), the Company shall select the managing Underwriter or Underwriters in connection with any Underwritten Offering.

(d)    No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(e)    Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Securities; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of each Holder of Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities; provided, further, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

(f)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile or any courier guaranteeing overnight delivery.

If to the Company, to:

Empire State Realty Trust, Inc.

One Grand Central Place

60 E. 42nd Street

New York, New York 10165

Attention: Thomas N. Keltner, Jr.

Fax No.: [—]

Clifford Chance US LLP

31 West 52nd Street

60 E. 42nd Street

New York, New York 10019

Attention: Larry P. Medvinsky

Fax No.: 212-878-8375

If to the Holder:

To the address indicated for such Holder in Schedule 1 hereto

If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(g)    Successor and Assigns. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities held by any such Holder. This Agreement and the provisions hereof shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 5 and this Section 8(g).

(h)    Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof.

(i)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(j)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(l)    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

EMPIRE STATE REALTY TRUST, INC.
a Maryland corporation

By:
Name:
Title:

HOLDERS:

By:

Schedule 1

HOLDERS

Empire State Realty Trust, Inc.

Lock-Up Agreement

[Date]

[Names of Underwriters]

[Address of Underwriters]

as Representatives of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

Re:	Empire State Realty Trust, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”) of the several Underwriters (as defined below), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in such agreement (collectively, the “Underwriters”) with Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), providing for a public offering (the “Public Offering”) of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement (333-179485) on Form S-11 filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the periods specified in the following paragraph (the “Lock-Up Periods”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company or units of limited partnership interest in Empire State Realty OP, L.P. (“OP Units”), or any options or warrants to purchase any shares of Common Stock of the Company or OP Units, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company or OP Units, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”), and the undersigned will not exercise any right with respect to the registration of any of the Undersigned’s Shares with the SEC, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

The first initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement, with respect to 50% of the Undersigned’s Shares (as determined at the time of expiration of such initial Lock-Up Period), and the second initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 365 days after the Public Offering Date, with respect to the remaining amount the Undersigned’s Shares; provided, however, that if (1) during the last 17 days of either of the initial Lock-Up Periods, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of either of the initial Lock-Up Periods, the Company announces that

F-1

[Names of Underwriters]

it will release earnings results or becomes aware that material news or a material event will occur during the 15-day period following the last day of such initial Lock-Up Period, then in each case such Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless each Representative waives, in writing, such extension.

The undersigned hereby agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of either initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that such Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may, following the consummation of the Public Offering, transfer up to the following amounts of OP Units:

(a) With respect to Series ES OP Units, a number of Series ES OP Units equal to the product of: (i) the aggregate number of Series ES OP Units owned by the undersigned immediately following consummation of the Public Offering, multiplied by (ii) the quotient, expressed as a percentage, of (A) the greater of (x) a number of Series ES OP Units with an aggregate value (based on a price per-Series ES OP Unit equal to the per-Share Public Offering price) of $40,000,000 and (y) 1,100,000 Series ES OP Units, divided by (B) the aggregate number of Series ES OP Units issued and outstanding immediately following consummation of the Public Offering (the percentage described in clause (ii), the “Carve-out Percentage”).

(b) With respect to Series 60 OP Units, a number of Series 60 OP Units equal to the product of: (i) the aggregate number of Series 60 OP Units owned by the undersigned immediately following consummation of the Public Offering, multiplied by (ii) the Carve-out Percentage.

(c) With respect to Series 250 OP Units, a number of Series 250 OP Units equal to the product of: (i) the aggregate number of Series 250 OP Units owned by the undersigned immediately following consummation of the Public Offering, multiplied by (ii) the Carve-out Percentage.

The undersigned agrees to be bound by notice provided to the undersigned by the Company of the number of Series ES OP Units, Series 60 OP Units and Series 250 OP Units, as the case may be, that the undersigned may transfer pursuant to the preceding sentence. In addition, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to members of the immediate family of the undersigned, provided that any such immediate family member agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to affiliates of, or entities controlled by, the undersigned, provided that any such affiliate or controlled entity agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (v) with the prior written consent of each Representative on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall

F-2

[Names of Underwriters]

be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. It shall be a further condition to any transfer permitted by this paragraph (including clauses (i) through (v) above) that such transfer is not required to be reported with the SEC prior to the expiration of the Lock-up Period on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and that the undersigned does not otherwise voluntarily effect any public filing or report prior to the expiration of the Lock-up Period regarding such transfer. After giving effect to the transactions contemplated by the Public Offering, and, except as contemplated in this paragraph, for the duration of this Lock-Up Agreement, the undersigned will have good title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned may sell any shares of Common Stock of the Company purchased by the undersigned on the open market following the public offering of Common Stock of the Company if and only if such sales are not required to be reported in any public report or filing with the SEC or otherwise prior to the expiration of the Lock-up Period and the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder / Unitholder

Authorized Signature

Title

F-3